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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 04/30/18

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	April 30, 2018

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
24	Financial Highlights
25	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.72%
Class C Shares	-6.10
Class R Shares	-5.87
Class Y Shares	-5.56
Class R5 Shares	-5.54
Class R6 Shares	-5.54
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.67
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	0.14
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

    The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.25%
1 Year	-10.60

Class C Shares
Inception (12/17/13)	0.80%
1 Year	-7.02

Class R Shares
Inception (12/17/13)	1.30%
1 Year	-5.68

Class Y Shares
Inception (12/17/13)	1.80%
1 Year	-5.19

Class R5 Shares
Inception (12/17/13)	1.85%
1 Year	-5.07

Class R6 Shares
Inception	1.83%
1 Year	-5.07

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.41%, 2.16%, 1.66%, 1.16%, 1.04% and 1.04%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 1.67%, 1.17%, 1.05% and 1.05%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.62%
1 Year	-10.72

Class C Shares
Inception (12/17/13)	1.20%
1 Year	-7.12

Class R Shares
Inception (12/17/13)	1.69%
1 Year	-5.80

Class Y Shares
Inception (12/17/13)	2.17%
1 Year	-5.43

Class R5 Shares
Inception (12/17/13)	2.22%
1 Year	-5.22

Class R6 Shares
Inception	2.20%
1 Year	-5.32

report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco All Cap Market Neutral Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–94.51%
Advertising–0.18%
Interpublic Group of Cos., Inc. (The)	8,300	$195,797

Aerospace & Defense–0.11%
Triumph Group, Inc.	5,100	120,615

Airlines–0.27%
Copa Holdings, S.A.–Class A (Panama)(b)	2,450	287,067

Alternative Carriers–0.22%
Vonage Holdings Corp.	21,250	237,575

Apparel Retail–3.71%
Abercrombie & Fitch Co.–Class A	50,300	1,288,686
Tailored Brands, Inc.	69,100	2,180,105
Tilly’s Inc.–Class A	45,600	511,176
		3,979,967

Apparel, Accessories & Luxury Goods–0.73%
Fossil Group, Inc.	10,050	150,248
Michael Kors Holdings Ltd.(b)	6,500	444,730
Ralph Lauren Corp.	1,750	192,237
		787,215

Application Software–0.33%
Datawatch Corp.	16,250	149,500
Upland Software, Inc.	7,700	209,209
		358,709

Auto Parts & Equipment–0.54%
Delphi Technologies PLC(b)	3,000	145,230
Shiloh Industries, Inc.	15,750	130,883
Stoneridge, Inc.	11,400	300,162
		576,275

Automobile Manufacturers–0.27%
Winnebago Industries, Inc.	7,700	291,830

Biotechnology–9.59%
Adverum Biotechnologies, Inc.	36,350	227,188
Akebia Therapeutics, Inc.	7,750	71,378
BioSpecifics Technologies Corp.	5,100	216,342
Catalyst Biosciences, Inc.	16,950	482,905
ChemoCentryx, Inc.	48,550	530,651
Concert Pharmaceuticals, Inc.	28,900	527,425
CytomX Therapeutics, Inc.	29,600	778,480
Emergent Biosolutions, Inc.	2,750	142,615
Enanta Pharmaceuticals, Inc.	17,400	1,619,070
ImmunoGen, Inc.	159,150	1,749,058
Madrigal Pharmaceuticals, Inc.	3,850	435,666
Myriad Genetics, Inc.	31,400	888,306
Pieris Pharmaceuticals, Inc.	76,500	487,305
Sangamo BioSciences, Inc.	85,600	1,352,480

	Shares	Value
Biotechnology–(continued)
Spectrum Pharmaceuticals, Inc.(b)	11,500	$183,080
Strongbridge Biopharma PLC	13,600	104,040
Vericel Corp.(b)	16,000	213,600
XOMA Corp.(b)	11,650	277,503
		10,287,092

Broadcasting–0.20%
Beasley Broadcast Group, Inc.–Class A	18,850	213,948

Cable & Satellite–0.08%
MSG Networks, Inc.–Class A(b)	4,100	84,050

Casinos & Gaming–1.07%
Scientific Games Corp.(b)	21,500	1,145,950

Coal & Consumable Fuels–1.10%
Arch Coal, Inc.–Class A	4,950	400,108
Cloud Peak Energy Inc.	85,150	271,628
CONSOL Energy, Inc.	4,850	152,533
Hallador Energy Co.	54,950	359,373
		1,183,642

Commercial Printing–1.08%
Cimpress N.V. (Netherlands)	4,650	668,717
Ennis, Inc.(b)	9,300	166,470
Quad/Graphics, Inc.	13,200	326,172
		1,161,359

Commodity Chemicals–0.54%
Methanex Corp. (Canada)(b)	9,550	576,820

Communications Equipment–2.03%
Comtech Telecommunications Corp.	37,700	1,153,243
Extreme Networks, Inc.	73,700	788,590
NETGEAR, Inc.(b)	900	49,770
PC-Tel, Inc.(b)	26,800	191,620
		2,183,223

Computer & Electronics Retail–0.59%
Conn’s, Inc.	24,850	633,675

Construction Machinery & Heavy Trucks–1.16%
Commercial Vehicle Group, Inc.	37,700	252,967
Manitowoc Co., Inc. (The)	24,900	613,785
Meritor, Inc.	19,150	372,850
		1,239,602

Consumer Electronics–0.41%
ZAGG, Inc.(b)	38,950	436,240

Consumer Finance–0.25%
Navient Corp.	13,250	175,695
Nelnet, Inc.–Class A	1,800	95,058
		270,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco All Cap Market Neutral Fund

	Shares	Value
Copper–0.47%
Freeport-McMoRan Inc.	33,500	$509,535

Data Processing & Outsourced Services–1.37%
Alliance Data Systems Corp.	650	131,982
Everi Holdings Inc.	109,900	704,459
StarTek, Inc.	14,700	129,948
Syntel, Inc.(b)	17,300	499,624
		1,466,013

Department Stores–1.36%
Dillard’s, Inc.–Class A	8,750	652,312
Macy’s, Inc.	26,100	810,927
		1,463,239

Diversified Chemicals–0.67%
Huntsman Corp.	24,000	714,480

Diversified Metals & Mining–0.53%
Teck Resources Ltd.–Class B (Canada)	22,750	571,708

Education Services–0.49%
Cambium Learning Group Inc.(b)	51,600	523,224

Electronic Components–0.30%
Bel Fuse, Inc.–Class B	5,450	105,458
IntriCon Corp.	9,100	212,030
		317,488

Electronic Equipment & Instruments–1.58%
Control4 Corp.	39,400	821,096
Electro Scientific Industries, Inc.	48,500	873,000
		1,694,096

Fertilizers & Agricultural Chemicals–1.32%
CF Industries Holdings, Inc.	36,500	1,416,200

Food Distributors–0.12%
Chefs Warehouse, Inc. (The)	5,450	132,163

Footwear–1.67%
Crocs, Inc.	21,500	339,700
Deckers Outdoor Corp.	13,250	1,235,695
Rocky Brands, Inc.	9,250	220,612
		1,796,007

Health Care Equipment–3.53%
Accuray Inc.(b)	90,150	450,750
Cutera, Inc.	20,550	1,030,582
Fonar Corp.	8,100	230,445
iRadimed Corp.	5,050	88,123
Novocure Ltd.	72,800	1,987,440
		3,787,340

Health Care Facilities–1.46%
AAC Holdings, Inc.	18,550	210,171
Community Health Systems, Inc.	26,600	100,548
Quorum Health Corp.	41,400	291,870

	Shares	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.(b)	40,050	$958,797
		1,561,386

Health Care Services–1.75%
American Renal Associates Holdings, Inc.(b)	20,850	305,453
Psychemedics Corp.	9,750	205,335
RadNet, Inc.	60,600	802,950
Tivity Health, Inc.(b)	15,550	559,022
		1,872,760

Health Care Supplies–1.49%
Haemonetics Corp.	4,600	358,984
Lantheus Holdings, Inc.	58,850	1,047,530
STAAR Surgical Co.	11,750	190,937
		1,597,451

Health Care Technology–1.13%
Simulations Plus, Inc.	4,500	74,025
Tabula Rasa Healthcare, Inc.	27,850	1,141,571
		1,215,596

Homebuilding–0.55%
KB Home	22,050	585,428

Homefurnishing Retail–2.06%
Aaron’s, Inc.	18,800	785,276
RH(b)	14,950	1,426,977
		2,212,253

Independent Power Producers & Energy Traders–0.19%
NRG Energy, Inc.	6,700	207,700

Industrial Machinery–2.38%
DMC Global, Inc.	8,250	319,275
Harsco Corp.	92,250	1,886,512
L.B. Foster Co.–Class A	14,750	347,363
		2,553,150

Integrated Telecommunication Services–0.09%
Frontier Communications Corp.	11,250	93,375

Internet & Direct Marketing Retail–1.19%
PetMed Express, Inc.(b)	33,850	1,132,621
Qurate Retail Group, Inc.–Class A	5,950	139,289
		1,271,910

Internet Software & Services–3.14%
Blucora, Inc.	14,950	388,700
Care.com, Inc.	38,550	601,380
eGain Corp.	37,750	326,538
QuinStreet, Inc.	62,550	703,062
Stamps.com, Inc.	1,200	273,300
Twitter, Inc.(b)	35,350	1,071,458
		3,364,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco All Cap Market Neutral Fund

	Shares	Value
IT Consulting & Other Services–0.32%
Teradata Corp.	3,650	$149,358
Unisys Corp.(b)	17,650	197,680
		347,038

Leisure Facilities–0.32%
Town Sports International Holdings, Inc.(b)	37,000	344,100

Leisure Products–0.17%
Johnson Outdoors Inc.–Class A(b)	2,800	181,328

Life Sciences Tools & Services–0.33%
Codexis, Inc.	4,350	48,938
Fluidigm Corp.	51,550	304,145
		353,083

Managed Health Care–0.17%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	6,350	180,023

Marine–0.10%
Genco Shipping & Trading Ltd.(b)	7,000	112,000

Metal & Glass Containers–0.10%
Myers Industries, Inc.	4,700	109,510

Oil & Gas Drilling–1.88%
Diamond Offshore Drilling, Inc.	54,500	1,002,255
Noble Corp. PLC	91,600	427,772
Rowan Cos. PLC–Class A	40,450	584,098
		2,014,125

Oil & Gas Equipment & Services–0.49%
ION Geophysical Corp.	18,450	531,360

Oil & Gas Exploration & Production–6.47%
Bonanza Creek Energy, Inc.	7,300	221,409
California Resources Corp.(b)	30,700	781,315
CNX Resources, Corp.	50,400	748,944
Comstock Resources, Inc.	21,450	148,648
Enerplus Corp. (Canada)	106,200	1,232,982
Evolution Petroleum Corp.	55,700	518,010
Marathon Oil Corp.	41,100	750,075
Murphy Oil Corp.	5,000	150,550
Panhandle Oil & Gas, Inc.–Class A(b)	14,400	280,080
W&T Offshore, Inc.	198,100	1,208,410
Whiting Petroleum Corp.(b)	22,050	900,081
		6,940,504

Oil & Gas Refining & Marketing–1.06%
Adams Resources & Energy, Inc.	4,000	183,200
HollyFrontier Corp.(b)	15,750	955,868
		1,139,068

Oil & Gas Storage & Transportation–0.57%
Overseas Shipholding Group, Inc.–Class A	59,250	221,003
Teekay Corp. (Bermuda)	44,300	390,726
		611,729

	Shares	Value
Packaged Foods & Meats–0.22%
Sanderson Farms, Inc.	2,100	$233,436

Paper Products–0.76%
Verso Corp.–Class A	44,900	810,894

Personal Products–1.17%
Medifast, Inc.	12,550	1,259,769

Pharmaceuticals–8.75%
Assembly Biosciences, Inc.	27,450	1,193,526
Corcept Therapeutics Inc.	86,850	1,448,658
Cymabay Therapeutics, Inc.	15,950	185,498
Endo International PLC(b)	78,000	446,940
Endocyte, Inc.	86,900	831,633
Innoviva, Inc.	105,100	1,523,950
Intersect ENT, Inc.	37,300	1,490,135
MyoKardia, Inc.	29,150	1,440,010
Supernus Pharmaceuticals Inc.	14,950	701,155
Zogenix, Inc.(b)	3,150	123,795
		9,385,300

Real Estate Development–0.29%
Maui Land & Pineapple Co., Inc.	29,050	309,383

Real Estate Services–0.53%
Altisource Asset Management Corp.	2,625	173,250
Altisource Portfolio Solutions S.A.	14,300	391,534
		564,784

Reinsurance–0.21%
Third Point Reinsurance Ltd. (Bermuda)(b)	17,000	226,100

Research & Consulting Services–0.13%
RPX Corp.	12,750	138,083

Residential REITs–0.09%
BRT Apartments Corp.	8,150	98,534

Semiconductor Equipment–1.73%
Amtech Systems, Inc.	18,100	125,433
SolarEdge Technologies, Inc.	32,850	1,729,552
		1,854,985

Semiconductors–3.67%
Adesto Technologies Corp.	21,450	193,050
First Solar, Inc.	24,100	1,708,931
Micron Technology, Inc.(b)	39,900	1,834,602
Pixelworks, Inc.(b)	45,800	196,024
		3,932,607

Specialized Consumer Services–2.35%
H&R Block, Inc.	25,800	713,370
Liberty Tax, Inc.	4,950	50,985
Weight Watchers International, Inc.	25,100	1,758,255
		2,522,610

Specialized REITs–1.46%
CoreCivic, Inc.	41,150	829,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco All Cap Market Neutral Fund

	Shares	Value
Specialized REITs–(continued)
SBA Communications Corp.(b)	4,600	$737,058
		1,566,642

Specialty Stores–1.09%
GNC Holdings, Inc.–Class A(b)	111,800	396,890
Hibbett Sports, Inc.(b)	28,550	776,560
		1,173,450

Technology Distributors–1.29%
Systemax, Inc.	44,150	1,387,634

Technology Hardware, Storage & Peripherals–0.50%
Avid Technology, Inc.	25,150	112,672
Pure Storage, Inc.–Class A	2,750	55,633
Quantum Corp.	44,100	172,872
Western Digital Corp.(b)	2,450	193,035
		534,212

Thrifts & Mortgage Finance–1.95%
Charter Financial Corp.(b)	5,900	137,234
Federal Agricultural Mortgage Corp.–Class C	17,000	1,453,670
FS Bancorp, Inc.	2,300	132,434
Walker & Dunlop, Inc.	6,500	371,215
		2,094,553
Tobacco–0.23%
Alliance One International, Inc.	11,700	244,530

	Shares	Value
Trading Companies & Distributors–1.79%
H&E Equipment Services, Inc.	11,800	$381,730
Textainer Group Holdings Ltd.	66,050	1,136,060
Titan Machinery, Inc.	16,650	321,678
W.W. Grainger, Inc.(b)	300	84,405
		1,923,873

Trucking–1.02%
Avis Budget Group, Inc.	16,350	807,854
USA Truck, Inc.	11,800	283,554
		1,091,408
Total Common Stocks & Other Equity Interests (Cost $89,182,325)		101,394,999

Money Market Funds–11.24%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	4,220,390	4,220,390
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	3,013,939	3,014,240
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	4,823,302	4,823,302
Total Money Market Funds (Cost $12,057,798)		12,057,932
TOTAL INVESTMENTS IN SECURITIES–105.75% (Cost $101,240,123)		113,452,931
OTHER ASSETS LESS LIABILITIES–(5.75)%		(6,169,424)
NET ASSETS–100.00%		$107,283,507

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Short	Morgan Stanley & Co. LLC	04/24/2019	Federal Funds floating rate	Monthly	$(101,853,887)	$—	$(34,135	)(2)(3)	$(34,135	)(2)(3)	$(101,858,801)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(29,221) of dividends payable and financing fees related to the reference entities.
(3)	Swaps are collaterized by $22,383 cash held with Morgan Stanley & Co. LLC, the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC, as of April 30, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Advertising
Fluent, Inc.	(2,534)	$(6,969)	(0.01)

Aerospace & Defense
KeyW Holding Corp. (The)	(64,250)	(497,295)	(0.52)
Wesco Aircraft Holdings, Inc.	(67,250)	(679,225)	(0.72)
		(1,176,520)

Air Freight & Logistics
Radiant Logistics, Inc.	(42,900)	(151,437)	(0.16)

Airlines
Allegiant Travel Co.	(2,200)	(352,550)	(0.31)
Spirit Airlines, Inc.	(9,000)	(321,480)	(0.34)
		(674,030)

Apparel Retail
Francesca’s Holdings Corp.	(44,200)	(218,790)	(0.21)
Genesco, Inc.	(4,950)	(211,612)	(0.20)
		(430,402)

Apparel, Accessories & Luxury Goods
Under Armour, Inc.–Class A	(55,350)	(983,016)	(0.91)
Under Armour, Inc.–Class C	(39,550)	(607,093)	(0.57)
		(1,590,109)

Application Software
Asure Software, Inc.	(15,500)	(234,670)	(0.23)
Digimarc Corp.	(15,500)	(447,175)	(0.40)
Ellie Mae, Inc.	(12,550)	(1,215,718)	(1.11)
Park City Group, Inc.	(10,250)	(80,975)	(0.09)
PROS Holdings, Inc.	(4,700)	(138,744)	(0.15)
SITO Mobile Ltd.	(23,950)	(80,951)	(0.09)
		(2,198,233)

Asset Management & Custody Banks
Safeguard Scientifics, Inc.	(6,900)	(89,355)	(0.08)

Auto Parts & Equipment
Horizon Global Corp.	(30,500)	(227,835)	(0.24)

Automobile Manufacturers
Tesla, Inc.	(4,260)	(1,252,014)	(1.19)

Automotive Retail
Advance Auto Parts, Inc.	(9,250)	(1,058,662)	(0.96)
CarMax, Inc.	(17,100)	(1,068,750)	(1.03)
Lithia Motors, Inc.–Class A	(450)	(43,137)	(0.04)
Monro, Inc.	(7,350)	(411,232)	(0.39)
Sonic Automotive, Inc.–Class A	(3,900)	(77,220)	(0.08)
		(2,659,001)

	Shares	Value	Percentage of Reference Entities
Biotechnology
ACADIA Pharmaceuticals Inc.	(45,750)	$(723,307)	(0.89)
ADMA Biologics, Inc.	(52,450)	(260,676)	(0.26)
Advaxis, Inc.	(48,550)	(77,680)	(0.08)
Agios Pharmaceuticals, Inc.	(850)	(71,324)	(0.07)
Aldeyra Therapeutics, Inc.	(16,800)	(131,880)	(0.12)
Bellicum Pharmaceuticals, Inc.	(36,600)	(244,854)	(0.26)
bluebird bio, Inc.	(350)	(59,553)	(0.06)
Cara Therapeutics, Inc.	(6,100)	(75,518)	(0.07)
Clovis Oncology, Inc.	(14,000)	(607,320)	(0.66)
Coherus Biosciences, Inc.	(80,000)	(968,000)	(0.93)
Corbus Pharmaceuticals Holdings, Inc.	(66,500)	(395,675)	(0.43)
Eiger BioPharmaceuticals, Inc.	(4,000)	(35,200)	(0.04)
Flexion Therapeutics, Inc.	(26,250)	(654,150)	(0.63)
Intercept Pharmaceuticals, Inc.	(9,200)	(625,692)	(0.61)
Intrexon Corp.	(7,250)	(131,805)	(0.13)
Invitae Corp.	(44,150)	(244,149)	(0.24)
Nymox Pharmaceutical Corp. (Canada)	(11,850)	(48,467)	(0.05)
Portola Pharmaceuticals, Inc.	(18,000)	(650,340)	(0.59)
Radius Health, Inc.	(25,650)	(774,630)	(0.83)
Sage Therapeutics, Inc.	(5,600)	(805,952)	(0.80)
TESARO, Inc.	(21,400)	(1,089,474)	(1.09)
Tyme Technologies, Inc.	(106,700)	(244,343)	(0.23)
Ultragenyx Pharmaceutical Inc.	(19,700)	(1,001,548)	(1.04)
		(9,921,537)

Building Products
Johnson Controls International PLC	(15,100)	(511,437)	(0.51)

Casinos & Gaming
Empire Resorts, Inc.	(8,135)	(154,972)	(0.16)

Commodity Chemicals
Loop Industries, Inc.	(8,800)	(114,400)	(0.12)
Trecora Resources	(12,050)	(156,048)	(0.16)
		(270,448)

Communications Equipment
Infinera Corp.	(130,450)	(1,528,874)	(1.47)

Construction Machinery & Heavy Trucks
Wabtec Corp.	(16,850)	(1,496,449)	(1.46)

Construction Materials
Forterra, Inc.	(85,700)	(629,038)	(0.74)
Martin Marietta Materials, Inc.	(250)	(48,693)	(0.05)
Vulcan Materials Co.	(800)	(89,352)	(0.09)
		(767,083)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Consumer Electronics
Universal Electronics, Inc.	(7,450)	$(344,935)	(0.36)

Data Processing & Outsourced Services
Square, Inc.–Class A	(3,300)	(156,222)	(0.16)

Distributors
Core-Mark Holding Co., Inc.	(46,400)	(956,304)	(0.95)
LKQ Corp.	(7,700)	(238,854)	(0.29)
Pool Corp.	(3,000)	(416,430)	(0.41)
		(1,611,588)

Diversified Chemicals
LSB Industries, Inc.	(35,750)	(197,697)	(0.21)

Diversified Metals & Mining
Compass Minerals International, Inc.	(13,000)	(874,900)	(0.87)

Diversified Support Services
Ritchie Bros. Auctioneers Inc. (Canada)	(28,850)	(944,261)	(0.94)

Education Services
Career Education Corp.	(4,550)	(59,014)	(0.06)

Electric Utilities
NextEra Energy, Inc.	(350)	(57,369)	(0.06)

Electrical Components & Equipment
American Superconductor Corp.	(27,275)	(160,922)	(0.17)
Revolution Lighting Technologies, Inc.	(23,350)	(83,126)	(0.08)
Sunrun Inc.	(139,850)	(1,289,417)	(1.21)
Vivint Solar, Inc.	(48,300)	(190,785)	(0.19)
		(1,724,250)

Electronic Components
Akoustis Technologies, Inc.	(26,200)	(132,834)	(0.13)
II-VI, Inc.	(23,600)	(899,160)	(0.94)
Universal Display Corp.	(6,350)	(559,117)	(0.57)
		(1,591,111)

Electronic Equipment & Instruments
Iteris, Inc.	(42,250)	(214,207)	(0.21)

Electronic Manufacturing Services
Fabrinet (Thailand)	(18,000)	(507,780)	(0.53)
Maxwell Technologies, Inc.	(50,050)	(256,756)	(0.27)
		(764,536)

Environmental & Facilities Services
Team, Inc.	(38,200)	(647,490)	(0.64)

Food Retail
Natural Grocers by Vitamin Cottage, Inc.	(21,900)	(156,585)	(0.16)

Footwear
NIKE, Inc.–Class B	(1,550)	(106,005)	(0.10)

	Shares	Value	Percentage of Reference Entities
General Merchandise Stores
Fred’s, Inc.–Class A	(12,700)	$(30,417)	(0.04)
Tuesday Morning Corp.	(53,550)	(190,103)	(0.21)
		(220,520)

Gold
Tahoe Resources Inc.	(90,950)	(457,479)	(0.45)

Health Care Equipment
ConforMIS Inc.	(42,000)	(54,390)	(0.07)
CytoSorbents Corp.	(34,100)	(257,455)	(0.25)
DexCom, Inc.	(20,450)	(1,496,531)	(1.47)
GenMark Diagnostics Inc.	(72,200)	(451,972)	(0.44)
Invacare Corp.	(40,250)	(732,550)	(0.75)
Invuity, Inc.	(22,050)	(72,765)	(0.08)
K2M Group Holdings, Inc.	(3,700)	(70,670)	(0.07)
Nevro Corp.	(11,750)	(1,049,980)	(1.03)
NuVasive, Inc.	(18,700)	(995,027)	(0.97)
Oxford Immunotec Global PLC	(32,750)	(420,183)	(0.40)
Penumbra, Inc.	(6,100)	(758,535)	(0.74)
Pulse Biosciences, Inc.	(22,450)	(394,896)	(0.39)
Tandem Diabetes Care, Inc.	(59,600)	(454,748)	(0.43)
ViewRay Inc.	(92,500)	(682,650)	(0.70)
Viveve Medical, Inc.	(26,000)	(89,440)	(0.08)
Wright Medical Group N.V.	(41,200)	(807,932)	(0.78)
		(8,789,724)

Health Care Services
Envision Healthcare Corp.	(8,450)	(314,086)	(0.31)

Health Care Supplies
Endologix, Inc.	(105,450)	(454,489)	(0.43)
Quotient Ltd.	(55,950)	(233,312)	(0.22)
		(687,801)

Health Care Technology
Evolent Health, Inc.–Class A	(25,250)	(416,625)	(0.41)

Heavy Electrical Equipment
Babcock & Wilcox Enterprises, Inc.	(53,800)	(122,664)	(0.13)

Home Improvement Retail
Tile Shop Holdings, Inc.	(68,300)	(467,855)	(0.43)

Homebuilding
New Home Co. Inc. (The)	(9,950)	(99,301)	(0.10)

Homefurnishing Retail
At Home Group, Inc.	(3,350)	(117,886)	(0.11)

Hotels, Resorts & Cruise Lines
Marriott International Inc.–Class A	(650)	(88,842)	(0.09)
Red Lion Hotels Corp.	(9,400)	(92,590)	(0.09)
		(181,432)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Housewares & Specialties
Newell Brands Inc.	(56,900)	$(1,572,147)	(1.48)

Hypermarkets & Super Centers
PriceSmart, Inc.	(2,200)	(192,720)	(0.19)

Independent Power Producers & Energy Traders
Algonquin Power & Utilities Corp. (Canada)	(5,200)	(50,648)	(0.05)

Industrial Machinery
CIRCOR International, Inc.	(3,200)	(135,584)	(0.14)
Energy Recovery, Inc.	(8,500)	(72,165)	(0.07)
ExOne Co. (The)	(20,000)	(138,400)	(0.15)
		(346,149)

Integrated Telecommunication Services
IDT Corp.–Class B	(23,950)	(129,809)	(0.13)

Internet & Direct Marketing Retail
Duluth Holdings, Inc.–Class B	(39,750)	(689,662)	(0.70)
Wayfair, Inc.–Class A	(22,150)	(1,379,945)	(1.59)
		(2,069,607)

Internet Software & Services
Benefitfocus, Inc.	(5,250)	(158,550)	(0.14)
Instructure, Inc.	(2,450)	(99,348)	(0.10)
Liquidity Services, Inc.	(41,250)	(266,062)	(0.25)
MercadoLibre Inc. (Argentina)	(380)	(129,052)	(0.12)
Nutanix, Inc.–Class A	(1,800)	(91,062)	(0.10)
Pandora Media, Inc.	(98,550)	(552,866)	(0.51)
Shopify, Inc. (Canada)–Class A	(10,800)	(1,443,204)	(1.30)
		(2,740,144)

Leisure Products
American Outdoor Brands Corp.	(19,450)	(213,950)	(0.22)

Life Sciences Tools & Services
NanoString Technologies, Inc.	(30,600)	(290,700)	(0.27)

Marine
Matson, Inc.	(11,600)	(339,068)	(0.33)

Movies & Entertainment
AMC Entertainment Holdings, Inc.–Class A	(66,050)	(1,152,572)	(1.11)
Global Eagle Entertainment Inc.	(96,500)	(112,905)	(0.11)
IMAX Corp.	(10,250)	(237,800)	(0.23)
		(1,503,277)

Oil & Gas Equipment & Services
Basic Energy Services, Inc.	(15,800)	(255,644)	(0.25)
Forum Energy Technologies, Inc.	(36,600)	(461,160)	(0.44)
Frank’s International N.V.	(40,800)	(285,192)	(0.27)
Gulf Island Fabrication, Inc.	(19,000)	(190,000)	(0.18)
Key Energy Services, Inc.	(26,450)	(423,993)	(0.39)
Smart Sand, Inc.	(10,200)	(74,664)	(0.07)
		(1,690,653)

	Shares	Value	Percentage of Reference Entities
Oil & Gas Exploration & Production
Callon Petroleum Co.	(74,150)	$(1,031,426)	(1.04)
Centennial Resource Development, Inc.–Class A	(29,900)	(553,150)	(0.56)
Diamondback Energy Inc.	(3,350)	(430,307)	(0.42)
Energy XXI Gulf Coast, Inc.	(44,200)	(255,476)	(0.25)
Extraction Oil & Gas, Inc.	(45,950)	(648,814)	(0.63)
Gulfport Energy Corp.	(62,800)	(584,040)	(0.55)
Lilis Energy, Inc.	(81,800)	(337,834)	(0.32)
Parsley Energy Inc.–Class A	(50,700)	(1,522,521)	(1.52)
Resolute Energy Corp.	(30,750)	(1,026,743)	(0.97)
Ring Energy, Inc.	(18,300)	(305,976)	(0.31)
Sanchez Energy Corp.	(75,650)	(232,246)	(0.23)
		(6,928,533)

Oil & Gas Refining & Marketing
Amyris, Inc.	(35,050)	(231,680)	(0.22)
Green Plains, Inc.	(51,800)	(963,480)	(0.90)
		(1,195,160)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(6,850)	(398,396)	(0.39)
Enbridge, Inc. (Canada)	(19,550)	(591,778)	(0.60)
Frontline Ltd. (Norway)	(120,000)	(519,600)	(0.57)
Targa Resources Corp.	(7,050)	(331,139)	(0.33)
		(1,840,913)

Paper Products
Clearwater Paper Corp.	(2,050)	(48,483)	(0.05)
P.H. Glatfelter Co.	(2,650)	(55,359)	(0.06)
		(103,842)

Personal Products
Coty Inc.–Class A	(71,950)	(1,248,332)	(1.18)
Revlon, Inc.–Class A	(15,350)	(349,980)	(0.34)
		(1,598,312)

Pharmaceuticals
Aclaris Therapeutics, Inc.	(2,800)	(49,700)	(0.05)
Aerie Pharmaceuticals, Inc.	(15,100)	(773,120)	(0.81)
Axsome Therapeutics, Inc.	(23,550)	(80,070)	(0.06)
Collegium Pharmaceutical, Inc.	(3,350)	(79,228)	(0.08)
Intra-Cellular Therapies, Inc.	(34,550)	(601,861)	(0.66)
Johnson & Johnson	(4,550)	(575,529)	(0.57)
Medicines Co. (The)	(28,250)	(850,042)	(0.81)
Ocular Therapeutix, Inc.	(48,100)	(302,549)	(0.30)
Paratek Pharmaceuticals, Inc.	(38,200)	(408,740)	(0.41)
Pfizer, Inc.	(9,000)	(329,490)	(0.33)
Prestige Brands Holdings, Inc.	(14,400)	(423,936)	(0.43)
Reata Pharmaceuticals, Inc.–Class A	(34,050)	(900,282)	(0.85)
Revance Therapeutics, Inc.	(47,800)	(1,336,010)	(1.39)
TherapeuticsMD, Inc.	(123,650)	(680,075)	(0.69)
Theravance Biopharma, Inc. (Cayman Islands)	(4,000)	(96,280)	(0.09)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Pharmaceuticals–(continued)
WaVe Life Sciences Ltd.	(20,500)	$(911,225)	(0.90)
Zoetis, Inc.	(750)	(62,610)	(0.06)
		(8,460,747)

Railroads
Canadian National Railway Co. (Canada)	(2,350)	(181,608)	(0.17)

Real Estate Operating Companies
Transcontinental Realty Investors, Inc.	(2,150)	(94,256)	(0.11)
Trinity Place Holdings, Inc.	(9,400)	(61,570)	(0.06)
		(155,826)

Regional Banks
Banc of California, Inc.	(3,850)	(73,920)	(0.07)
First BanCorp. (Puerto Rico)	(73,250)	(528,865)	(0.49)
MidSouth Bancorp, Inc.	(19,450)	(271,327)	(0.26)
Republic First BanCorp., Inc.	(29,500)	(244,850)	(0.24)
		(1,118,962)

Reinsurance
Maiden Holdings Ltd.	(103,650)	(792,922)	(0.80)

Research & Consulting Services
Willdan Group, Inc.	(10,850)	(310,310)	(0.32)

Restaurants
Chipotle Mexican Grill, Inc.	(4,480)	(1,896,518)	(1.45)
Fiesta Restaurant Group, Inc.	(15,800)	(331,800)	(0.30)
Habit Restaurants, Inc. (The)–Class A	(31,200)	(315,120)	(0.28)
Jamba, Inc.	(6,950)	(65,469)	(0.06)
Noodles & Co.	(25,600)	(185,600)	(0.19)
Papa John’s International, Inc.	(13,000)	(806,000)	(0.79)
Shake Shack Inc.–Class A	(1,350)	(64,274)	(0.06)
Zoe’s Kitchen, Inc.	(24,350)	(359,163)	(0.33)
		(4,023,944)

Retail REITs
CBL & Associates Properties, Inc.	(215,300)	(899,954)	(0.81)
Pennsylvania Real Estate Investment Trust	(85,600)	(828,608)	(0.75)
		(1,728,562)

Semiconductor Equipment
AXT, Inc.	(52,200)	(305,370)	(0.31)
Brooks Automation, Inc.	(2,250)	(55,980)	(0.06)
CyberOptics Corp.	(9,150)	(139,537)	(0.15)
PDF Solutions, Inc.	(41,000)	(457,150)	(0.45)
Photronics, Inc.	(18,450)	(141,143)	(0.14)
		(1,099,180)

Semiconductors
Advanced Micro Devices Inc.	(151,000)	(1,642,880)	(1.49)

	Shares	Value	Percentage of Reference Entities
Semiconductors–(continued)
Alpha & Omega Semiconductor Ltd.	(8,600)	$(130,376)	(0.13)
Analog Devices, Inc.	(4,500)	(393,075)	(0.39)
Cree, Inc.	(1,600)	(59,712)	(0.06)
Everspin Technologies, Inc.	(23,150)	(158,114)	(0.17)
GSI Technology, Inc.	(8,850)	(64,871)	(0.07)
Impinj, Inc.	(25,600)	(314,624)	(0.32)
Inphi Corp.	(18,400)	(525,872)	(0.55)
Integrated Device Technology, Inc.	(5,150)	(143,324)	(0.15)
MACOM Technology Solutions Holdings, Inc.	(24,300)	(403,866)	(0.40)
NeoPhotonics Corp.	(54,450)	(279,873)	(0.32)
Power Integrations, Inc.	(4,800)	(325,440)	(0.32)
Semtech Corp.	(10,950)	(430,335)	(0.45)
SunPower Corp.	(14,350)	(122,406)	(0.13)
		(4,994,768)

Soft Drinks
Celsius Holdings, Inc.	(14,400)	(76,176)	(0.08)
Coca-Cola Co. (The)	(2,150)	(92,902)	(0.09)
		(169,078)

Specialized Finance
On Deck Capital, Inc.	(82,150)	(431,288)	(0.43)

Specialty Chemicals
Advanced Emissions Solutions, Inc.	(25,350)	(279,357)	(0.28)
Albemarle Corp.	(3,650)	(353,904)	(0.34)
Flotek Industries, Inc.	(65,450)	(233,656)	(0.27)
Sherwin-Williams Co. (The)	(1,000)	(367,660)	(0.38)
		(1,234,577)

Specialty Stores
Barnes & Noble, Inc.	(89,150)	(494,782)	(0.49)
Big 5 Sporting Goods Corp.	(26,100)	(219,240)	(0.22)
Build-A-Bear Workshop, Inc.	(11,250)	(102,375)	(0.10)
MarineMax, Inc.	(31,850)	(687,960)	(0.57)
Tiffany & Co.	(1,050)	(107,972)	(0.10)
Ulta Beauty Inc.	(6,500)	(1,630,915)	(1.51)
Vitamin Shoppe, Inc.	(27,250)	(134,888)	(0.13)
		(3,378,132)

Steel
AK Steel Holding Corp.	(32,850)	(150,781)	(0.15)
Ampco-Pittsburgh Corp.	(12,550)	(123,617)	(0.13)
Haynes International, Inc.	(1,650)	(68,987)	(0.07)
Ramaco Resources, Inc.	(7,750)	(52,933)	(0.05)
		(396,318)

Systems Software
SecureWorks Corp.–Class A	(33,250)	(363,090)	(0.35)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Technology Distributors
PCM Inc.	(13,500)	$(174,825)	(0.14)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(45,500)	(456,820)	(0.51)
Diebold Nixdorf, Inc.	(29,700)	(455,895)	(0.46)
Immersion Corp.	(35,800)	(394,158)	(0.39)
		(1,306,873)

Thrifts & Mortgage Finance
Meta Financial Group, Inc.	(11,850)	(1,317,127)	(1.31)

	Shares	Value	Percentage of Reference Entities
Trading Companies & Distributors
EnviroStar, Inc.	(7,800)	$(284,700)	(0.28)
Huttig Building Products, Inc.	(29,300)	(181,953)	(0.17)
NOW Inc.	(42,550)	(516,131)	(0.50)
		(982,784)
Total Equity Securities — Short		$(101,858,801)

Portfolio Composition

By sector, based on total net assets

as of April 30, 2018

	Equity Securities		Gross Exposure [3]	Net Exposure[4]
	Long[1]	Short[2]
Health Care	28.2%	26.9%	55.1%	1.3%
Consumer Discretionary	19.0	20.8	39.8	-1.8
Information Technology	16.3	16.0	32.3	0.3
Energy	11.6	10.9	22.5	0.7
Industrials	8.0	8.9	16.9	-0.9
Materials	4.4	4.0	8.4	0.4
Financials	2.4	3.5	5.9	-1.1
Real Estate	2.4	1.7	4.1	0.7
Consumer Staples	1.7	2.0	3.7	-0.3
Telecommunication Services	0.3	0.1	0.4	0.2
Utilities	0.2	0.1	0.3	0.1
Money Market Funds Plus Other Assets Less Liabilities	5.5	—	5.5	5.5
Total	100.0%	94.9%	194.9%	5.1%

[1]	Represents the value of the equity securities in the portfolio.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $89,182,325)	$101,394,999
Investments in affiliated money market funds, at value (Cost $12,057,798)	12,057,932
Deposits with brokers:
Cash collateral — OTC derivatives	22,383
Receivable for:
Investments sold	73,127
Fund shares sold	243,731
Dividends and interest	32,098
Investment for trustee deferred compensation and retirement plans	11,035
Other assets	42,427
Total assets	113,877,732

Liabilities:
Other investments:
Swaps payable — OTC	25,780
Unrealized depreciation on swap agreements — OTC	34,135
Payable for:
Investments purchased	118,930
Fund shares reacquired	6,301,242
Amount due custodian	31,240
Accrued fees to affiliates	21,653
Accrued trustees’ and officers’ fees and benefits	2,983
Accrued other operating expenses	47,227
Trustee deferred compensation and retirement plans	11,035
Total liabilities	6,594,225
Net assets applicable to shares outstanding	$107,283,507

Net assets consist of:
Shares of beneficial interest	$102,113,276
Undistributed net investment income (loss)	(1,097,382)
Undistributed net realized gain (loss)	(5,911,052)
Net unrealized appreciation	12,178,665
$107,283,507

Net Assets:
Class A	$11,855,017
Class C	$3,043,905
Class R	$107,448
Class Y	$28,540,180
Class R5	$8,602
Class R6	$63,728,355

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,420,503
Class C	377,951
Class R	13,032
Class Y	3,384,767
Class R5	1,018
Class R6	7,548,242
Class A:
Net asset value per share	$8.35
Maximum offering price per share
(Net asset value of $8.35 ÷ 94.50%)	$8.84
Class C:
Net asset value and offering price per share	$8.05
Class R:
Net asset value and offering price per share	$8.24
Class Y:
Net asset value and offering price per share	$8.43
Class R5:
Net asset value and offering price per share	$8.45
Class R6:
Net asset value and offering price per share	$8.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $3,432)	$417,925
Dividends from affiliated money market funds	70,547
Total investment income	488,472

Expenses:
Advisory fees	510,322
Administrative services fees	24,795
Custodian fees	8,632
Distribution fees:
Class A	13,890
Class C	18,786
Class R	252
Transfer agent fees — A, C, R and Y	35,505
Transfer agent fees — R6	204
Trustees’ and officers’ fees and benefits	13,107
Registration and filing fees	41,934
Reports to shareholders	14,755
Professional services fees	40,896
Other	6,443
Total expenses	729,521
Less: Fees waived and expense offset arrangement(s)	(6,608)
Net expenses	722,913
Net investment income (loss)	(234,441)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,692,794
Swap agreements	(13,354,190)
(5,661,396)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(278,610)
Foreign currencies	(10)
Swap agreements	(890,434)
(1,169,054)
Net realized and unrealized gain (loss)	(6,830,450)
Net increase (decrease) in net assets resulting from operations	$(7,064,891)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(234,441)	$(460,525)
Net realized gain (loss)	(5,661,396)	8,680,730
Change in net unrealized appreciation (depreciation)	(1,169,054)	(3,456,205)
Net increase (decrease) in net assets resulting from operations	(7,064,891)	4,764,000

Distributions to shareholders from net realized gains:
Class A	(1,336,998)	(23,299)
Class C	(538,114)	(5,884)
Class R	(12,967)	(63)
Class Y	(4,735,077)	(23,998)
Class R5	(1,189)	(290)
Class R6	(8,552,565)	(40,229)
Total distributions from net realized gains	(15,176,910)	(93,763)

Share transactions-net:
Class A	2,779,374	(32,641,294)
Class C	(1,003,749)	(5,491,479)
Class R	17,538	3,532
Class Y	(5,384,227)	(1,328,111)
Class R5	—	(484,975)
Class R6	4,406,574	(4,100,374)
Net increase (decrease) in net assets resulting from share transactions	815,510	(44,042,701)
Net increase (decrease) in net assets	(21,426,291)	(39,372,464)

Net assets:
Beginning of period	128,709,798	168,082,262
End of period (includes undistributed net investment income (loss) of $(1,097,382) and $(862,941), respectively)	$107,283,507	$128,709,798

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

16                         Invesco All Cap Market Neutral Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

17                         Invesco All Cap Market Neutral Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

18                         Invesco All Cap Market Neutral Fund

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.85%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s

19                         Invesco All Cap Market Neutral Fund

average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $6,322.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $846 in front-end sales commissions from the sale of Class A shares and $298 and $186 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20                         Invesco All Cap Market Neutral Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$101,394,999	$—	$—	$101,394,999
Money Market Funds	12,057,932	—	—	12,057,932
Total Investments in Securities	113,452,931	—	—	113,452,931
Other Investments — Liabilities*
Swap Agreements	—	(34,135)	—	(34,135)
Total Investments	$113,452,931	$(34,135)	$—	$113,418,796

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(34,135)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(34,135)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$—	$(59,915)	$(59,915)	$—	$22,383	$(37,532)

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(13,354,190)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(890,434)
Total	$(14,244,624)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$91,571,000

21                         Invesco All Cap Market Neutral Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $286.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $72,134,044 and $94,721,543, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,944,074
Aggregate unrealized (depreciation) of investments	(4,822,213)
Net unrealized appreciation of investments	$11,121,861

Cost of investments for tax purposes is $102,296,935.

22                         Invesco All Cap Market Neutral Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	450,667	$3,957,856	450,565	$4,530,754
Class C	9,567	81,341	58,328	578,322
Class R	1,623	13,723	3,876	38,742
Class Y	598,624	5,417,213	3,880,773	39,331,445
Class R6	1,095,701	9,609,117	941,211	9,425,954

Issued as reinvestment of dividends:
Class A	158,230	1,335,467	1,971	20,639
Class C	65,856	537,385	573	5,875
Class R	1,414	11,798	6	57
Class Y	555,587	4,733,602	2,159	22,736
Class R6	1,003,683	8,551,375	3,792	39,939

Reacquired:
Class A	(288,872)	(2,513,949)	(3,693,539)	(37,192,687)
Class C	(193,105)	(1,622,475)	(618,543)	(6,075,676)
Class R	(968)	(7,983)	(3,557)	(35,267)
Class Y	(1,795,034)	(15,535,042)	(4,055,298)	(40,682,292)
Class R5	—	—	(48,983)	(484,975)
Class R6	(1,616,517)	(13,753,918)	(1,336,039)	(13,566,267)
Net increase (decrease) in share activity	46,456	$815,510	(4,412,705)	$(44,042,701)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 19% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 59% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                         Invesco All Cap Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$10.07	$(0.03)	$(0.52)	$(0.55)	$—	$(1.17)	$(1.17)	$8.35	(5.60)%	$11,855	1.48	%(d)	1.49	%(d)	1.48	%(d)	1.49	%(d)	(0.67	)%(d)	66%
Year ended 10/31/17	9.80	(0.05)	0.33	0.28	—	(0.01)	(0.01)	10.07	2.81	11,085	1.43		1.48		1.43		1.48		(0.50)		162
Year ended 10/31/16	11.92	(0.03)	(0.76)	(0.79)	(1.33)	—	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	—	—	11.92	11.40	12,812	3.69	(e)	4.62	(e)	1.60		2.53		(1.85)		175
Year ended 10/31/14(f)	10.00	(0.27)	0.97	0.70	—	—	—	10.70	7.00	9,742	4.53	(e)(g)	7.28	(e)(g)	1.60	(g)	4.35	(g)	(3.03	)(g)	105
Class C
Six months ended 04/30/18	9.80	(0.06)	(0.52)	(0.58)	—	(1.17)	(1.17)	8.05	(6.10)	3,044	2.23	(d)	2.24	(d)	2.23	(d)	2.24	(d)	(1.42	)(d)	66
Year ended 10/31/17	9.60	(0.12)	0.33	0.21	—	(0.01)	(0.01)	9.80	2.14	4,856	2.18		2.23		2.18		2.23		(1.25)		162
Year ended 10/31/16	11.76	(0.10)	(0.76)	(0.86)	(1.30)	—	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	—	—	11.76	10.63	1,772	4.44	(e)	5.37	(e)	2.35		3.28		(2.60)		175
Year ended 10/31/14(f)	10.00	(0.34)	0.97	0.63	—	—	—	10.63	6.30	857	5.28	(e)(g)	8.03	(e)(g)	2.35	(g)	5.10	(g)	(3.78	)(g)	105
Class R
Six months ended 04/30/18	9.98	(0.05)	(0.52)	(0.57)	—	(1.17)	(1.17)	8.24	(5.87)	107	1.73	(d)	1.74	(d)	1.73	(d)	1.74	(d)	(0.92	)(d)	66
Year ended 10/31/17	9.73	(0.07)	0.33	0.26	—	(0.01)	(0.01)	9.98	2.63	109	1.68		1.73		1.68		1.73		(0.75)		162
Year ended 10/31/16	11.86	(0.05)	(0.76)	(0.81)	(1.32)	—	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	—	—	11.86	11.05	23	3.94	(e)	4.87	(e)	1.85		2.78		(2.10)		175
Year ended 10/31/14(f)	10.00	(0.29)	0.97	0.68	—	—	—	10.68	6.80	40	4.78	(e)(g)	7.53	(e)(g)	1.85	(g)	4.60	(g)	(3.28	)(g)	105
Class Y
Six months ended 04/30/18	10.15	(0.02)	(0.53)	(0.55)	—	(1.17)	(1.17)	8.43	(5.56)	28,540	1.23	(d)	1.24	(d)	1.23	(d)	1.24	(d)	(0.42	)(d)	66
Year ended 10/31/17	9.85	(0.03)	0.34	0.31	—	(0.01)	(0.01)	10.15	3.10	40,875	1.18		1.23		1.18		1.23		(0.25)		162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	16,907	3.44	(e)	4.37	(e)	1.35		2.28		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	14,651	4.28	(e)(g)	7.03	(e)(g)	1.35	(g)	4.10	(g)	(2.78	)(g)	105
Class R5
Six months ended 04/30/18	10.18	(0.01)	(0.55)	(0.56)	—	(1.17)	(1.17)	8.45	(5.63)	9	1.09	(d)	1.10	(d)	1.09	(d)	1.10	(d)	(0.28	)(d)	66
Year ended 10/31/17	9.86	(0.02)	0.35	0.33	—	(0.01)	(0.01)	10.18	3.30	10	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)	(0.76)	(0.76)	(1.35)	—	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	599	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	648	4.28	(e)(g)	7.00	(e)(g)	1.35	(g)	4.07	(g)	(2.78	)(g)	105
Class R6
Six months ended 04/30/18	10.16	(0.01)	(0.54)	(0.55)	—	(1.17)	(1.17)	8.44	(5.54)	63,728	1.09	(d)	1.10	(d)	1.09	(d)	1.10	(d)	(0.28	)(d)	66
Year ended 10/31/17	9.85	(0.02)	0.34	0.32	—	(0.01)	(0.01)	10.16	3.20	71,774	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	745	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	584	4.28	(e)(g)	6.99	(e)(g)	1.35	(g)	4.06	(g)	(2.78	)(g)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11,204, $3,788, $101, $34,649, $9 and $71,319 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratio of interest expense and dividends on short sales to average net assets for the years ended October 31, 2015 and October 31, 2014 were 2.09% and 2.93%, respectively.
(f)	Commencement date of December 17, 2013.
(g)	Annualized.

24                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$942.80	$7.13	$1,017.46	$7.40	1.48%
C	1,000.00	939.00	10.72	1,013.74	11.13	2.23
R	1,000.00	941.30	8.33	1,016.22	8.65	1.73
Y	1,000.00	944.40	5.93	1,018.70	6.16	1.23
R5	1,000.00	944.60	5.26	1,019.39	5.46	1.09
R6	1,000.00	944.60	5.26	1,019.39	5.46	1.09

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25                         Invesco All Cap Market Neutral Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. ACMN-SAR-1 06132018 1506

Semiannual Report to Shareholders	April 30, 2018

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
10	Consolidated Financial Statements
12	Notes to Consolidated Financial Statements
22	Financial Highlights
23	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.19%
Class C Shares	1.80
Class R Shares	1.94
Class Y Shares	2.25
Class R5 Shares	2.25
Class R6 Shares	2.34
S&P 500 Index▼ (Broad Market Index)	3.82
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	1.35
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	1.67
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Custom Invesco Balanced-Risk Allocation Style Index consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Invesco Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index.

    The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.

    The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The JP Morgan GBI Global (Traded) Index is a total return, market capitalization weighted index, rebalanced monthly, consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, the United Kingdom, Denmark, the Netherlands and the United States.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.76%
5 Years	2.68
1 Year	0.58

Class C Shares
Inception (6/2/09)	6.63%
5 Years	3.07
1 Year	4.62

Class R Shares
Inception (6/2/09)	7.16%
5 Years	3.58
1 Year	6.14

Class Y Shares
Inception (6/2/09)	7.70%
5 Years	4.10
1 Year	6.64

Class R5 Shares
Inception (6/2/09)	7.73%
5 Years	4.14
1 Year	6.73

Class R6 Shares
Inception	7.68%
5 Years	4.22
1 Year	6.82

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.67%
5 Years	2.60
1 Year	-0.37

Class C Shares
Inception (6/2/09)	6.54%
5 Years	2.99
1 Year	3.69

Class R Shares
Inception (6/2/09)	7.07%
5 Years	3.51
1 Year	5.24

Class Y Shares
Inception (6/2/09)	7.62%
5 Years	4.02
1 Year	5.76

Class R5 Shares
Inception (6/2/09)	7.64%
5 Years	4.05
1 Year	5.76

Class R6 Shares
Inception	7.60%
5 Years	4.15
1 Year	5.85

Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 1.56%, 1.06%, 1.01% and 0.94%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 1.07% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Balanced-Risk Allocation Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

April 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–33.98%
U.S. Treasury Bills–13.30%(a)
U.S. Treasury Bills	1.45%	06/14/2018	$260,000,000	$259,478,050
U.S. Treasury Bills	1.56%	07/05/2018	161,000,000	160,494,283
U.S. Treasury Bills	1.67%	08/09/2018	207,200,000	206,138,887
				626,111,220

U.S. Treasury Notes–20.68%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	1.84%	01/31/2020	390,000,000	389,982,918
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	1.87%	04/30/2020	346,240,000	346,294,949
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	2.01%	07/31/2018	237,520,000	237,655,315
				973,933,182
Total U.S. Treasury Securities (Cost $1,600,084,976)				1,600,044,402

		Expiration Date
Commodity-Linked Securities–3.61%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 6 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		03/29/2019	75,700,000	74,109,295
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 06 Excess Return Index)(c)(d)		03/29/2019	98,500,000	96,131,557
Total Commodity-Linked Securities (Cost $174,200,000)				170,240,852

			Shares
Money Market Funds–56.76%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(e)			890,055,230	890,055,230
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(e)			226,773,119	226,795,796
Invesco Treasury Obligations Portfolio–Institutional Class, 1.59%(e)			1,000,000,000	1,000,000,000
Invesco Treasury Portfolio–Institutional Class, 1.62%(e)			362,833,406	362,833,406
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.84%(e)			193,069,414	193,069,414
Total Money Market Funds (Cost $2,672,751,450)				2,672,753,846
TOTAL INVESTMENTS IN SECURITIES–94.35% (Cost $4,447,036,426)				4,443,039,100
OTHER ASSETS LESS LIABILITIES–5.65%				265,908,532
NET ASSETS–100.00%				$4,708,947,632

Open Futures Contracts(f)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	1,558	August-2018	$115,556,860	$11,173,022	$11,173,022
Gasoline Reformulated Blendstock Oxygenate Blending	1,802	June-2018	161,267,467	5,680,535	5,680,535
New York Harbor Ultra-Low Sulfur Diesel	798	June-2018	72,035,939	8,252,089	8,252,089
Silver	1,578	July-2018	129,403,890	(2,501,982)	(2,501,982)
WTI Crude	1,160	October-2018	77,824,400	6,639,690	6,639,690
Subtotal — Commodity Risk				29,243,354	29,243,354

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(f)—(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	6,600	June-2018	$276,906,287	$12,075,500	$12,075,500
E-Mini Russell 2000 Index	3,290	June-2018	253,955,100	(9,046,023)	(9,046,023)
E-Mini S&P 500 Index	1,795	June-2018	237,568,250	(6,811,591)	(6,811,591)
FTSE 100 Index	2,860	June-2018	293,705,870	14,363,803	14,363,803
Hang Seng Index	1,465	May-2018	286,192,601	4,014,540	4,014,540
Tokyo Stock Price Index	2,310	June-2018	376,019,484	14,376,923	14,376,923
Subtotal — Equity Risk				28,973,152	28,973,152
Australia 10 Year Bonds	10,150	June-2018	977,092,586	(4,343,819)	(4,343,819)
Canada 10 Year Bonds	7,870	June-2018	805,882,605	1,519,379	1,519,379
Euro Bonds	3,170	June-2018	607,721,645	6,272,326	6,272,326
Long Gilt	3,325	June-2018	559,607,861	6,187,633	6,187,633
U.S. Treasury Long Bonds	2,200	June-2018	316,456,250	4,087,762	4,087,762
Subtotal — Interest Rate Risk				13,723,281	13,723,281
Total Futures Contracts				$71,939,787	$71,939,787

Open Over-The-Counter Total Return Swap Agreements(g)
Counterparty	Pay/ Receive	Reference Entity(d)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1727 Excess Return Index	0.45%	Monthly	338,000	February-2019	$93,004,249	$—	$450,216	$450,216
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	132,000	February-2019	109,710,506	—	0	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	78,500	January-2019	71,191,556	—	0	0
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	280,000	April-2019	75,726,056	—	823,760	823,760
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	450,000	December-2018	26,637,075	—	68,940	68,940
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	495,000	June-2018	82,388,048	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,225,000	November-2018	51,369,236	—	0	0
Subtotal — Commodity Risk								—	1,342,916	1,342,916
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	235	May-2018	45,908,028	—	612,452	612,452
Subtotal — Equity Risk								—	612,452	612,452
Subtotal — Appreciation								—	1,955,368	1,955,368
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	142,200	October-2018	79,535,816	—	(1,219,564)	(1,219,564)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	1,090,000	April-2019	95,451,845	—	(2,004,401)	(2,004,401)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Custom 6 Agriculture Commodity Index	0.47	Monthly	252,000	February-2019	22,560,149	—	(85,831)	(85,831)
Goldman Sachs International	Receive	Goldman Sachs Commodity Strategy 1057 Index	0.40	Monthly	1,098,000	February-2019	94,454,275	—	(1,242,145)	(1,242,145)
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	621,000	October-2018	66,191,583	—	(240,017)	(240,017)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	596,000	October-2018	74,107,653	—	(3,594,714)	(3,594,714)
Subtotal — Depreciation — Commodity Risk								—	(8,386,672)	(8,386,672)
Total — Total Return Swap Agreements								$—	$(6,431,304)	$(6,431,304)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Balanced-Risk Allocation Fund

Investments Abbreviations:

EMTN	– European Medium-Term Notes

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $170,240,852, which represented 3.61% of the Fund’s Net Assets.
(d)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 6 Agriculture Commodity Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	4.77
	Corn	4.94
	Cotton No. 2	20.60
	Lean Hogs	0.54
	Live Cattle	0.44
	Soybean Meal	19.74
	Soybean Oil	4.57
	Soybeans	19.36
	Sugar No. 11	20.15
	Wheat	4.72
	Total	100.00%

RBC Enhanced Agricultural Basket 06 Excess Return Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	4.77
	Corn	4.94
	Cotton No. 2	20.60
	Lean Hogs	0.54
	Live Cattle	0.44
	Soybean Meal	19.74
	Soybean Oil	4.57
	Soybeans	19.36
	Sugar No. 11	20.15
	Wheat	4.72
	Total	100.00%

Barclays Commodity Strategy 1727 Excess Return Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	4.77
	Corn	4.94
	Cotton No. 2	20.60
	Lean Hogs	0.54
	Live Cattle	0.44
	Soybean Meal	19.74
	Soybean Oil	4.57
	Soybeans	19.36
	Sugar No. 11	20.15
	Wheat	4.72
	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	5.28
	Corn	7.70
	Cotton No. 2	18.88
	Lean Hogs	0.52
	Live Cattle	1.24
	Soybean Meal	18.81
	Soybean Oil	4.79
	Soybeans	18.38
	Sugar No. 11	19.42
	Wheat	4.81
	Total	100.00%

Single Commodity Index Excess Return
	Long Futures Contracts
	Gold	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Goldman Sachs Commodity Strategy 1057 Index
	Long Futures Contracts
	Cocoa	0.17%
	Coffee ‘C’	4.77
	Corn	4.94
	Cotton No. 2	20.60
	Lean Hogs	0.54
	Live Cattle	0.44
	Soybean Meal	19.74
	Soybean Oil	4.57
	Soybeans	19.36
	Sugar No. 11	20.15
	Wheat	4.72
	Total	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(f)	Futures contracts collateralized by $177,720,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.
(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Target Risk Allocation and Notional Asset Weights as of 04/30/2018

By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	35.02%	36.86%
Fixed Income	25.08	70.89
Commodities	39.90	38.27
Total	100.00	146.02

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,774,284,976)	$1,770,285,254
Investments in affiliated money market funds, at value (Cost $2,672,751,450)	2,672,753,846
Other investments:
Variation margin receivable — futures contracts	13,612,691
Swaps receivable — OTC	94,475
Unrealized appreciation on swap agreements — OTC	1,955,368
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	177,720,000
Cash collateral — OTC Derivatives	59,625,501
Cash	22,891,580
Receivable for:
Fund shares sold	6,017,438
Dividends and interest	4,060,331
Investment for trustee deferred compensation and retirement plans	630,406
Other assets	103,630
Total assets	4,729,750,520

Liabilities:
Other investments:
Swaps payable — OTC	3,036,803
Unrealized depreciation on swap agreements — OTC	8,386,672
Payable for:
Fund shares reacquired	6,330,867
Accrued fees to affiliates	2,165,670
Accrued trustees’ and officers’ fees and benefits	5,706
Accrued other operating expenses	157,566
Trustee deferred compensation and retirement plans	719,604
Total liabilities	20,802,888
Net assets applicable to shares outstanding	$4,708,947,632

Net assets consist of:
Shares of beneficial interest	$4,576,002,407
Undistributed net investment income	1,800,227
Undistributed net realized gain	69,633,841
Net unrealized appreciation	61,511,157
$4,708,947,632

Net Assets:
Class A	$1,226,058,725
Class C	$917,385,254
Class R	$22,633,972
Class Y	$1,971,122,153
Class R5	$128,812,492
Class R6	$442,935,036

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	113,459,887
Class C	89,009,500
Class R	2,130,839
Class Y	179,687,188
Class R5	11,735,826
Class R6	40,304,398
Class A:
Net asset value per share	$10.81
Maximum offering price per share
(Net asset value of $10.81 ÷ 94.50%)	$11.44
Class C:
Net asset value and offering price per share	$10.31
Class R:
Net asset value and offering price per share	$10.62
Class Y:
Net asset value and offering price per share	$10.97
Class R5:
Net asset value and offering price per share	$10.98
Class R6:
Net asset value and offering price per share	$10.99

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Interest	$14,372,703
Dividends from affiliated money market funds	17,840,412
Total investment income	32,213,115

Expenses:
Advisory fees	20,941,754
Administrative services fees	308,792
Custodian fees	72,187
Distribution fees:
Class A	1,587,236
Class B	10,835
Class C	4,862,916
Class R	56,747
Transfer agent fees — A, B, C, R and Y	2,556,887
Transfer agent fees — R5	53,945
Transfer agent fees — R6	24,107
Trustees’ and officers’ fees and benefits	41,005
Registration and filing fees	112,412
Reports to shareholders	160,317
Professional services fees	89,402
Other	47,334
Total expenses	30,925,876
Less: Fees waived and expense offset arrangement(s)	(1,563,880)
Net expenses	29,361,996
Net investment income	2,851,119

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	13,637,939
Foreign currencies	(850,188)
Futures contracts	79,785,019
Swap agreements	36,995,966
129,568,736
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,439,546)
Futures contracts	(25,445,608)
Swap agreements	(6,703,615)
(35,588,769)
Net realized and unrealized gain	93,979,967
Net increase in net assets resulting from operations	$96,831,086

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$2,851,119	$(27,225,221)
Net realized gain	129,568,736	214,440,934
Change in net unrealized appreciation (depreciation)	(35,588,769)	194,728,338
Net increase in net assets resulting from operations	96,831,086	381,944,051

Distributions to shareholders from net investment income:
Class A	—	(66,255,742)
Class B	—	(237,993)
Class C	—	(36,855,169)
Class R	—	(922,264)
Class Y	—	(66,982,783)
Class R5	—	(5,634,379)
Class R6	—	(11,414,824)
Total distributions from net investment income	—	(188,303,154)

Distributions to shareholders from net realized gains:
Class A	(80,624,310)	(74,624,430)
Class B	(290,393)	(342,193)
Class C	(65,247,506)	(52,991,448)
Class R	(1,429,505)	(1,119,513)
Class Y	(128,170,205)	(70,271,304)
Class R5	(7,249,597)	(5,814,960)
Class R6	(19,300,763)	(11,561,935)
Total distributions from net realized gains	(302,312,279)	(216,725,783)

Share transactions–net:
Class A	(56,990,770)	(502,289,546)
Class B	(4,780,164)	(3,444,466)
Class C	(85,005,510)	(214,072,180)
Class R	94,265	(3,615,578)
Class Y	(92,401,377)	376,209,099
Class R5	14,505,203	(24,107,384)
Class R6	135,350,822	32,561,955
Net increase (decrease) in net assets resulting from share transactions	(89,227,531)	(338,758,100)
Net increase (decrease) in net assets	(294,708,724)	(361,842,986)

Net assets:
Beginning of period	5,003,656,356	5,365,499,342
End of period (includes undistributed net investment income (loss) of $1,800,227 and $(1,050,892), respectively)	$4,708,947,632	$5,003,656,356

Notes to Consolidated Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

12                         Invesco Balanced-Risk Allocation Fund

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

13                         Invesco Balanced-Risk Allocation Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters

14                         Invesco Balanced-Risk Allocation Fund

into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide

15                         Invesco Balanced-Risk Allocation Fund

limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.87%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average

16                         Invesco Balanced-Risk Allocation Fund

daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $1,549,101.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $96,718 in front-end sales commissions from the sale of Class A shares and $4,084 and $25,420 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Balanced-Risk Allocation Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$1,600,044,402	$—	$1,600,044,402
Commodity-Linked Securities	—	170,240,852	—	170,240,852
Money Market Funds	2,672,753,846	—	—	2,672,753,846
Total Investments in Securities	2,672,753,846	1,770,285,254	—	4,443,039,100
Other Investments — Assets*
Futures Contracts	94,643,202	—	—	94,643,202
Swap Agreements	—	1,955,368	—	1,955,368
	94,643,202	1,955,368	—	96,598,570
Other Investments — Liabilities*
Futures Contracts	(22,703,415)	—	—	(22,703,415)
Swap Agreements	—	(8,386,672)	—	(8,386,672)
	(22,703,415)	(8,386,672)	—	(31,090,087)
Total Other Investments	71,939,787	(6,431,304)	—	65,508,483
Total Investments	$2,744,693,633	$1,763,853,950	$—	$4,508,547,583

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$31,745,336	$44,830,766	$18,067,100	$94,643,202
Unrealized appreciation on swap agreements — OTC	1,342,916	612,452	—	1,955,368
Total Derivative Assets	33,088,252	45,443,218	18,067,100	96,598,570
Derivatives not subject to master netting agreements	(31,745,336)	(44,830,766)	(18,067,100)	(94,643,202)
Total Derivative Assets subject to master netting agreements	$1,342,916	$612,452	—	1,955,368

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(2,501,982)	$(15,857,614)	$(4,343,819)	$(22,703,415)
Unrealized depreciation on swap agreements — OTC	(8,386,672)	—	—	(8,386,672)
Total Derivative Liabilities	(10,888,654)	(15,857,614)	(4,343,819)	(31,090,087)
Derivatives not subject to master netting agreements	2,501,982	15,857,614	4,343,819	22,703,415
Total Derivative Liabilities subject to master netting agreements	$(8,386,672)	$—	$—	$(8,386,672)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

18                         Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash	Net Amount(a)
Parent
Goldman Sachs International	$612,452	$—	$612,452	$—	$—	$612,452

Subsidiary
Barclays Bank PLC	450,216	(1,247,336)	(797,120)	—	797,120	—
Canadian Imperial Bank of Commerce	94,475	(2,206,210)	(2,111,735)	—	2,111,735	—
Cargill, Inc.	—	(1,317,700)	(1,317,700)	—	1,050,000	(267,700)
Goldman Sachs International	—	(1,264,918)	(1,264,918)	—	1,264,918	—
J.P. Morgan Chase Bank, N.A.	823,760	(244,434)	579,326	—	—	579,326
Macquarie Bank, Ltd.	68,940	(1,314)	67,626	—	—	67,626
Merrill Lynch International	—	(1,535,276)	(1,535,276)	—	1,535,276	—
Morgan Stanley Capital Services LLC	—	(3,606,287)	(3,606,287)	—	3,606,287	—
Subtotal — Subsidiary	1,437,391	(11,423,475)	(9,986,084)	—	10,365,336	379,252
Total	$2,049,843	$(11,423,475)	$(9,373,632)	$—	$10,365,336	$991,704

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$54,294,626	$109,474,503	$(83,984,110)	$79,785,019
Swap agreements	30,402,344	7,721,109	(1,127,487)	36,995,966
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	5,390,648	(65,526,896)	34,690,640	(25,445,608)
Swap agreements	(7,418,026)	714,411	—	(6,703,615)
Total	$82,669,592	$52,383,127	$(50,420,957)	$84,631,762

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$5,415,892,294	$1,051,582,894

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,779.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                         Invesco Balanced-Risk Allocation Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $174,200,000 and $181,919,135, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $736,240,000 and $759,590,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$36,621,757
Aggregate unrealized (depreciation) of investments	(35,280,083)
Net unrealized appreciation of investments	$1,341,674

Cost of investments for tax purposes is $4,507,205,909.

20                         Invesco Balanced-Risk Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	5,624,467	$61,248,163	18,344,979	$199,052,527
Class B(b)	1,847	19,646	17,226	180,479
Class C	2,625,514	27,177,568	7,991,905	83,300,692
Class R	327,342	3,492,907	613,374	6,597,183
Class Y	22,059,818	242,566,550	91,480,150	1,002,638,508
Class R5	1,354,269	15,038,814	367,417	4,048,073
Class R6	14,112,269	155,288,535	5,656,103	62,767,897

Issued as reinvestment of dividends:
Class A	7,313,148	77,958,155	12,977,593	136,394,509
Class B(b)	28,468	290,375	57,085	579,412
Class C	5,839,115	59,558,974	7,791,943	79,088,220
Class R	118,620	1,244,328	164,218	1,702,944
Class Y	9,951,049	107,570,841	10,355,586	109,976,321
Class R5	667,562	7,223,017	1,071,434	11,378,630
Class R6	1,782,157	19,300,763	2,159,386	22,932,683

Automatic conversion of Class B shares to Class A shares:(c)
Class A	393,583	4,329,415	254,966	2,780,044
Class B	(411,272)	(4,329,415)	(264,857)	(2,780,044)

Reacquired:
Class A	(18,436,791)	(200,526,503)	(77,488,915)	(840,516,626)
Class B(b)	(71,742)	(760,770)	(135,528)	(1,424,313)
Class C	(16,507,768)	(171,742,052)	(35,969,659)	(376,461,092)
Class R	(431,265)	(4,642,970)	(1,109,646)	(11,915,705)
Class Y	(40,241,480)	(442,538,768)	(66,911,066)	(736,405,730)
Class R5	(704,539)	(7,756,628)	(3,647,987)	(39,534,087)
Class R6	(3,565,318)	(39,238,476)	(4,816,169)	(53,138,625)
Net increase (decrease) in share activity	(8,170,947)	$(89,227,531)	(31,040,462)	$(338,758,100)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                         Invesco Balanced-Risk Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$11.28	$0.01	$0.22	$0.23	$—	$(0.70)	$(0.70)	$10.81	2.10%	$1,226,059	1.21	%(d)	1.27	%(d)	0.13	%(d)	79%
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22		1.28		(0.49)		12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Class B
Six months ended 04/30/18(e)	10.83	(0.01)	0.40	0.39	—	(0.70)	(0.70)	10.52	3.78	—	1.96	(d)	2.02	(d)	(0.62	)(d)	79
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	4,903	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	8,491	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Class C
Six months ended 04/30/18	10.83	(0.03)	0.21	0.18	—	(0.70)	(0.70)	10.31	1.70	917,385	1.96	(d)	2.02	(d)	(0.62	)(d)	79
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Class R
Six months ended 04/30/18	11.11	(0.00)	0.21	0.21	—	(0.70)	(0.70)	10.62	1.94	22,634	1.46	(d)	1.52	(d)	(0.12	)(d)	79
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47		1.53		(0.74)		12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Class Y
Six months ended 04/30/18	11.43	0.02	0.22	0.24	—	(0.70)	(0.70)	10.97	2.16	1,971,122	0.96	(d)	1.02	(d)	0.38	(d)	79
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97		1.03		(0.24)		12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Class R5
Six months ended 04/30/18	11.43	0.02	0.23	0.25	—	(0.70)	(0.70)	10.98	2.25	128,812	0.93	(d)	0.99	(d)	0.41	(d)	79
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92		0.98		(0.19)		12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Class R6
Six months ended 04/30/18	11.44	0.03	0.22	0.25	—	(0.70)	(0.70)	10.99	2.25	442,935	0.86	(d)	0.92	(d)	0.48	(d)	79
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85		0.91		(0.12)		12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,280,303, $4,550, $980,643, $22,887, $2,059,894, $124,747 and $372,646 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

22                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017, through April 30, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.90	$6.07	$1,018.79	$6.06	1.21%
C	1,000.00	1,018.00	9.81	1,015.08	9.79	1.96
R	1,000.00	1,019.40	7.31	1,017.55	7.30	1.46
Y	1,000.00	1,022.50	4.81	1,020.03	4.81	0.96
R5	1,000.00	1,022.50	4.66	1,020.18	4.66	0.93
R6	1,000.00	1,023.40	4.31	1,020.53	4.31	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Balanced-Risk Allocation Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                      IBRA-SAR-1            06142018      0953

Semiannual Report to Shareholders	April 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
9	Consolidated Financial Statements
11	Notes to Consolidated Financial Statements
20	Financial Highlights
21	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.52%
Class C Shares	5.16
Class R Shares	5.29
Class Y Shares	5.59
Class R5 Shares	5.74
Class R6 Shares	5.59
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	4.74
Source(s): ▼Bloomberg L.P.

The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-4.80%
5 Years	-5.74
1 Year	2.76

Class C Shares
Inception (11/30/10)	-4.78%
5 Years	-5.37
1 Year	6.85

Class R Shares
Inception (11/30/10)	-4.28%
5 Years	-4.90
1 Year	8.40

Class Y Shares
Inception (11/30/10)	-3.79%
5 Years	-4.42
1 Year	8.94

Class R5 Shares
Inception (11/30/10)	-3.74%
5 Years	-4.31
1 Year	9.09

Class R6 Shares
Inception	-3.80%
5 Years	-4.29
1 Year	9.09

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.13%
5 Years	-7.27
1 Year	-1.84

Class C Shares
Inception (11/30/10)	-5.11%
5 Years	-6.93
1 Year	2.13

Class R Shares
Inception (11/30/10)	-4.59%
5 Years	-6.44
1 Year	3.64

Class Y Shares
Inception (11/30/10)	-4.11%
5 Years	-5.97
1 Year	4.15

Class R5 Shares
Inception (11/30/10)	-4.07%
5 Years	-5.91
1 Year	4.16

Class R6 Shares
Inception	-4.12%
5 Years	-5.84
1 Year	4.31

Class R, Class Y, Class R5 and Class R6 shares was 1.58%, 2.33%, 1.83%, 1.33%, 1.25%, and 1.17%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.65%, 2.40%, 1.90%, 1.40%, 1.32%, and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Balanced-Risk Commodity Strategy Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

April 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–27.49%
U.S. Treasury Bills–12.41%(a)
U.S. Treasury Bills	1.45%	06/14/2018	$43,000,000	$42,913,677
U.S. Treasury Bills(b)	1.56%	07/05/2018	25,650,000	25,569,430
U.S. Treasury Bills	1.67%	08/09/2018	72,440,000	72,069,020
				140,552,127

U.S. Treasury Notes–15.08%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.84%	01/31/2020	62,880,000	62,877,246
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	1.87%	04/30/2020	64,000,000	64,010,157
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)	2.01%	07/31/2018	43,910,000	43,935,016
				170,822,419
Total U.S. Treasury Securities (Cost $311,395,461)				311,374,546

		Expiration Date
Commodity–Linked Securities–5.94%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3)(d)		07/19/2018	21,150,000	37,627,175
International Bank for Reconstruction and Development, 3 month USD LIBOR rate minus 0.78% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)		01/30/2020	30,000,000	29,625,169
Total Commodity-Linked Securities (Cost $51,150,000)				67,252,344

			Shares
Exchange-Traded Fund–0.95%
Invesco DB Gold Fund (Cost $14,018,282)(e)			260,000	10,805,601

Money Market Funds–62.15%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(f)			223,769,157	223,769,157
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(f)			139,723,783	139,737,755
Invesco Treasury Portfolio–Institutional Class, 1.62%(f)			223,561,321	223,561,321
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class (Ireland), 1.70%(f)			117,052,808	117,052,808
Total Money Market Funds (Cost $704,123,214)				704,121,041
TOTAL INVESTMENTS IN SECURITIES–96.53% (Cost $1,080,686,957)				1,093,553,532
OTHER ASSETS LESS LIABILITIES–3.47%				39,315,058
NET ASSETS–100.00%				$1,132,868,590

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Cocoa	277	July-2018	$7,825,250	$1,497,123	$1,497,123
Coffee C	360	July-2018	16,578,000	457,578	457,578
Corn	1,405	July-2018	28,152,688	1,413,728	1,413,728
Cotton No. 2	1,312	December-2018	51,679,680	2,071,176	2,071,176
Lean Hogs	177	December-2018	4,207,290	59,975	59,975
NYH RBOB Gasoline (Globex)	990	July-2018	88,598,664	3,310,265	3,310,265
Soybean	871	July-2018	45,662,175	1,148,023	1,148,023
Wheat	883	July-2018	22,538,575	1,369,802	1,369,802
Total Long Futures Contracts — Commodity Risk				$11,327,670	$11,327,670

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco  Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(g)(h)
Counterparty	Pay/ Receive	Reference Entity(i)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37%	Monthly	137,700	January-2019	$37,384,022	$—	$1,597,871	$1,597,871
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	29,500	January-2019	3,515,037	—	64,953	64,953
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	91,700	March-2019	27,698,774	—	1,179,400	1,179,400
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	1,068,000	October-2018	47,811,455	—	207,683	207,683
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	74,000	January-2019	96,659,688	—	18,352	18,352
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	90,800	April-2019	24,556,878	—	267,134	267,134
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,163,000	December-2018	68,842,041	—	178,172	178,172
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	183,000	January-2019	27,144,445	—	1,059,826	1,059,826
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	342,800	June-2018	57,055,803	—	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	48,700	March-2019	13,457,758	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	78,200	September-2018	51,659,624	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	777,000	November-2018	32,582,772	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	149,500	March-2018	53,142,032	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	12,400	June-2018	7,696,751	—	0	0
Royal Bank of Canada	Receive	RBC Gold E0 Excess Return Index	0.12	Monthly	33,800	August-2018	11,623,915	—	0	0
Subtotal — Appreciation								—	4,573,391	4,573,391
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index	0.30	Monthly	151,000	May-2018	44,950,511	—	(202,733)	(202,733)
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	565,000	April-2019	49,521,118	—	(1,039,898)	(1,039,898)
Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	281,000	March-2019	50,268,090	—	(3,177,885)	(3,177,885)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	537,500	October-2018	57,291,426	—	(207,744)	(207,744)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	285,500	December-2018	54,267,155	—	(576,139)	(576,139)
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	153,000	April-2019	22,043,062	—	(251,486)	(251,486)
Subtotal — Depreciation								—	(5,455,885)	(5,455,885)
Total Open Over-The-Counter Total Return Swap Agreements —Commodity Risk								$—	$(882,494)	$(882,494)

Investment Abbreviations:

Barclays Diversified Energy-Metals Total Return Index

—  a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco  Balanced-Risk Commodity Strategy Fund

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2018 represented 3.32% of the Fund’s Net Assets.
(e)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 5.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(h)	Open Over-The-Counter Total Return swap agreements are collateralized by cash held with Counterparties in the amount of $56,599,780.
(i)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts
	Heating Oil	100%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100%
Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts
	WTI Crude	100%
Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton No. 2	100%
S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts
	Soybean Meal	100%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100%
Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts
	Sugar	100%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100%
MLCXLXAE Excess Return Index
	Long Futures Contracts
	Zinc	100%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100%
RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts
	Brent Crude	100%
RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts
	Copper	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco  Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
RBC Gold E0 Excess Return Index
	Long Futures Contracts
	Gold	100%
Barclays Soybeans Seasonal Excess Return Index
	Long Futures Contracts
	Soybeans	100%
CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100%
Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100%
Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts
	Silver	100%
MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts
	Soybean Oil	100%

Target Risk Allocation and Notional Asset Weights

By asset class, based on Net Assets

as of April 30, 2018

Asset Class	Target Risk Allocation*	% of Net Assets as of 04/30/18**
Agriculture	36.64%	45.75%
Energy	34.31	31.32
Industrial Metals	14.80	19.52
Precious Metals	14.25	21.82
Total	100.00%	118.41%

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $362,545,461)	$378,626,890
Investments in affiliates, at value (Cost $718,141,496)	714,926,642
Other investments:
Variation margin receivable — futures contracts	190,412
Swaps receivable — OTC	4,770,852
Unrealized appreciation on swap agreements — OTC	4,573,391
Deposits with brokers:
Cash collateral — OTC Derivatives	56,599,780
Cash	5,339,530
Receivable for:
Fund shares sold	5,749,018
Dividends and interest	993,761
Investment for trustee deferred compensation and retirement plans	77,568
Other assets	68,716
Total assets	1,171,916,560

Liabilities:
Other investments:
Swaps payable — OTC	1,780,203
Unrealized depreciation on swap agreements — OTC	5,455,885
Payable for:
Investments purchased	30,000,000
Fund shares reacquired	1,162,568
Accrued fees to affiliates	336,945
Accrued trustees’ and officers’ fees and benefits	2,405
Accrued other operating expenses	173,290
Trustee deferred compensation and retirement plans	136,674
Total liabilities	39,047,970
Net assets applicable to shares outstanding	$1,132,868,590

Net assets consist of:
Shares of beneficial interest	$1,116,470,510
Undistributed net investment income	(2,965,454)
Undistributed net realized gain (loss)	(3,948,217)
Net unrealized appreciation	23,311,751
$1,132,868,590

Net Assets:
Class A	$45,163,354
Class C	$10,049,988
Class R	$1,954,572
Class Y	$857,305,572
Class R5	$200,367,061
Class R6	$18,028,043

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,391,460
Class C	1,493,532
Class R	280,304
Class Y	119,103,471
Class R5	27,733,270
Class R6	2,489,361
Class A:
Net asset value per share	$7.07
Maximum offering price per share
(Net asset value of $7.07 ÷ 94.50%)	$7.48
Class C:
Net asset value and offering price per share	$6.73
Class R:
Net asset value and offering price per share	$6.97
Class Y:
Net asset value and offering price per share	$7.20
Class R5:
Net asset value and offering price per share	$7.22
Class R6:
Net asset value and offering price per share	$7.24

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends from affiliates	$3,839,467
Interest	2,595,720
Total investment income	6,435,187

Expenses:
Advisory fees	4,966,160
Administrative services fees	125,672
Custodian fees	24,187
Distribution fees:
Class A	55,530
Class B	146
Class C	40,042
Class R	4,465
Transfer agent fees — A, B, C, R and Y	641,488
Transfer agent fees — R5	99,991
Transfer agent fees — R6	203
Trustees’ and officers’ fees and benefits	18,244
Registration and filing fees	69,030
Reports to shareholders	92,897
Professional services fees	69,225
Other	16,965
Total expenses	6,224,245
Less: Fees waived and expense offset arrangement(s)	(370,802)
Net expenses	5,853,443
Net investment income	581,744

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	9,439,362
Futures contracts	5,109,803
Swap agreements	25,300,332
39,849,497
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,823,693
Futures contracts	12,708,263
Swap agreements	(4,880,252)
11,651,704
Net realized and unrealized gain	51,501,201
Net increase in net assets resulting from operations	$52,082,945

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$581,744	$(4,538,717)
Net realized gain (loss)	39,849,497	(9,638,258)
Change in net unrealized appreciation	11,651,704	16,822,397
Net increase in net assets resulting from operations	52,082,945	2,645,422

Distributions to shareholders from net investment income:
Class A	—	(1,091,128)
Class B	—	(3,367)
Class C	—	(160,205)
Class R	—	(18,396)
Class Y	(89,361)	(16,712,187)
Class R5	(66,877)	(5,253,994)
Class R6	(5,557)	(56,525)
Total distributions from net investment income	(161,795)	(23,295,802)

Share transactions–net:
Class A	(13,459,921)	16,448,650
Class B	(65,998)	(85,660)
Class C	2,594,633	1,425,627
Class R	179,032	892,561
Class Y	242,519,157	19,012,305
Class R5	(16,218,792)	12,788,459
Class R6	4,937,052	10,313,107
Net increase in net assets resulting from share transactions	220,485,163	60,795,049
Net increase in net assets	272,406,313	40,144,669

Net assets:
Beginning of period	860,462,277	820,317,608
End of period (includes undistributed net investment income (loss) of $(2,965,454) and $(3,385,403), respectively)	$1,132,868,590	$860,462,277

Notes to Consolidated Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the

11                         Invesco  Balanced-Risk Commodity Strategy Fund

month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

12                         Invesco  Balanced-Risk Commodity Strategy Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement

13                         Invesco  Balanced-Risk Commodity Strategy Fund

of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

14                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 1.02%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $370,056.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

15                         Invesco  Balanced-Risk Commodity Strategy Fund

proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $16,369 in front-end sales commissions from the sale of Class A shares and $1,080 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$311,374,546	$—	$311,374,546
Commodity-Linked Securities	—	67,252,344	—	67,252,344
Exchange-Traded Fund	10,805,601	—	—	10,805,601
Money Market Funds	704,121,041	—	—	704,121,041
Total Investments in Securities	714,926,642	378,626,890	—	1,093,553,532
Other Investments — Assets*
Futures Contracts	11,327,670	—	—	11,327,670
Swap Agreements	—	4,573,391	—	4,573,391
	11,327,670	4,573,391	—	15,901,061
Other Investments — Liabilities*
Swap Agreements	—	(5,455,885)	—	(5,455,885)
Total Other Investments	11,327,670	(882,494)	—	10,445,176
Total Investments	$726,254,312	$377,744,396	$—	$1,103,998,708

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

16                         Invesco  Balanced-Risk Commodity Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$11,327,670
Unrealized appreciation on swap agreements — OTC	4,573,391
Total Derivative Assets	15,901,061
Derivatives not subject to master netting agreements	(11,327,670)
Total Derivative Assets subject to master netting agreements	$4,573,391

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on swap agreements — OTC	$(5,455,885)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(5,455,885)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Subsidiary
Barclays Bank PLC	$2,842,224	$(218,623)	$2,623,601	$—	$—	$2,623,601
Canadian Imperial Bank of Commerce	—	(1,048,445)	(1,048,445)	—	1,048,445	—
Goldman Sachs International	226,035	(3,219,542)	(2,993,507)	—	2,993,507	—
JPMorgan Chase Bank, N.A.	267,134	(209,883)	57,251	—	—	57,251
Macquarie Bank Ltd.	1,237,998	(582,478)	655,520	—	—	655,520
Merrill Lynch International	645,113	(1,616,230)	(971,117)	—	971,117	—
Morgan Stanley Capital Services LLC	—	(252,573)	(252,573)	—	—	(252,573)
Royal Bank of Canada	4,125,739	(88,314)	4,037,425	—	—	4,037,425
Total	$9,344,243	$(7,236,088)	$2,108,155	$—	$5,013,069	$7,121,224

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain:
Futures contracts	$5,109,803
Swap agreements	25,300,332
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	12,708,263
Swap agreements	(4,880,252)
Total	$38,238,146

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$233,611,943	$742,195,617

17                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco DB Gold Fund are subsidiaries of Invesco Ltd. and therefore, Invesco DB Gold Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco DB Gold Fund for the six months ended April 30, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/18	Dividend Income
Invesco DB Gold Fund	$8,284,050	$2,343,451	$—	$178,100	$—	$10,805,601	$8,614

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $746.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$40,365,516	$5,005,707	$45,371,223

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

18                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $32,343,450 and $29,679,430, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $126,880,000 and $115,890,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$38,192,690
Aggregate unrealized (depreciation) of investments	(13,685,469)
Net unrealized appreciation of investments	$24,507,221

Cost of investments for tax purposes is $1,079,491,488.

NOTE 11—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,052,145	$14,146,938	4,563,865	$30,361,277
Class C	585,429	3,899,539	632,764	4,089,805
Class R	75,172	514,572	210,342	1,356,759
Class Y	52,067,439	366,629,005	67,828,430	461,730,692
Class R5	136,616	966,545	2,861,151	18,947,101
Class R6	842,420	5,978,686	2,043,846	13,792,890

Issued as reinvestment of dividends:
Class A	—	—	149,749	1,006,312
Class B(b)	—	—	396	2,565
Class C	—	—	22,851	147,620
Class R	—	—	2,740	18,221
Class Y	8,118	54,310	1,163,388	7,934,306
Class R5	9,913	66,518	763,850	5,224,733
Class R6	825	5,556	8,252	56,525

Conversion of Class B shares to Class A shares:(c)
Class A	8,756	62,252	7,534	49,496
Class B	(9,155)	(62,252)	(7,837)	(49,496)

Reacquired:
Class A	(4,106,984)	(27,669,111)	(2,258,911)	(14,968,435)
Class B(b)	(568)	(3,746)	(5,968)	(38,729)
Class C	(198,462)	(1,304,906)	(449,948)	(2,811,798)
Class R	(49,166)	(335,540)	(74,400)	(482,419)
Class Y	(17,643,593)	(124,164,158)	(67,046,653)	(450,652,693)
Class R5	(2,461,648)	(17,251,855)	(1,674,504)	(11,383,375)
Class R6	(147,122)	(1,047,190)	(541,057)	(3,536,308)
Net increase in share activity	31,170,135	$220,485,163	8,199,880	$60,795,049

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.

19                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$6.70	$(0.00)	$0.37	$0.37	$—	$7.07	5.52%	$45,163	1.44	%(d)	1.52	%(d)	(0.12	)%(d)	63%
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)		10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	—	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Class B
Six months ended 04/30/18(e)	6.42	(0.01)	0.39	0.38	—	6.80	5.92	—	2.19	(d)	2.27	(d)	(0.87	)(d)	63
Year ended 10/31/17	6.58	(0.10)	0.09	0.01	(0.15)	6.42	(0.19)	62	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.34	(0.12)	0.36	0.24	—	6.58	3.79	152	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Class C
Six months ended 04/30/18	6.40	(0.03)	0.36	0.33	—	6.73	5.16	10,050	2.19	(d)	2.27	(d)	(0.87	)(d)	63
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	—	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Class R
Six months ended 04/30/18	6.62	(0.01)	0.36	0.35	—	6.97	5.29	1,955	1.69	(d)	1.77	(d)	(0.37	)(d)	63
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)		10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	—	6.76	4.32	782	1.72		1.81		(1.36)		98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Class Y
Six months ended 04/30/18	6.82	0.00	0.38	0.38	(0.00)	7.20	5.59	857,306	1.19	(d)	1.27	(d)	0.13	(d)	63
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)		10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	—	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Class R5
Six months ended 04/30/18	6.84	0.01	0.37	0.38	(0.00)	7.22	5.60	200,367	1.12	(d)	1.20	(d)	0.20	(d)	63
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)		10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	—	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Class R6
Six months ended 04/30/18	6.86	0.01	0.37	0.38	(0.00)	7.24	5.59	18,028	1.03	(d)	1.11	(d)	0.29	(d)	63
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)		10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	—	6.98	4.96	1,971	1.03		1.12		(0.67)		98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $44,792, $61, $8,075, $1,801, $712,307, $201,641 and $14,068 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

20                         Invesco  Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017, through April 30, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,055.20	$7.34	$1,017.65	$7.20	1.44%
C	1,000.00	1,051.60	11.14	1,013.93	10.94	2.19
R	1,000.00	1,052.90	8.60	1,016.41	8.45	1.69
Y	1,000.00	1,055.90	6.07	1,018.89	5.96	1.19
R5	1,000.00	1,057.40	5.71	1,019.24	5.61	1.12
R6	1,000.00	1,055.90	5.25	1,019.69	5.16	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco  Balanced-Risk Commodity Strategy Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                 BRCS-SAR-1             06142018      1518

Semiannual Report to Shareholders	April 30, 2018

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–1.61%
Class C Shares	–1.96
Class Y Shares	–1.46
Class R5 Shares	–1.41
Class R6 Shares	–1.40
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	4.80
Lipper Emerging Market Funds Index∎ (Peer Group Index)	4.01
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

     Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Developing Markets Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.32%
10 Years	2.79
5 Years	0.61
1 Year	4.06

Class C Shares
Inception (3/1/99)	9.17%
10 Years	2.60
5 Years	1.00
1 Year	8.31

Class Y Shares
10 Years	3.62%
5 Years	2.01
1 Year	10.41

Class R5 Shares
Inception (10/25/05)	8.73%
10 Years	3.80
5 Years	2.14
1 Year	10.52

Class R6 Shares
10 Years	3.62%
5 Years	2.18
1 Year	10.57

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y,

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.57%
10 Years	3.79
5 Years	1.95
1 Year	12.14

Class C Shares
Inception (3/1/99)	9.51%
10 Years	3.60
5 Years	2.34
1 Year	16.77

Class Y Shares
10 Years	4.63%
5 Years	3.37
1 Year	18.94

Class R5 Shares
Inception (10/25/05)	9.24%
10 Years	4.81
5 Years	3.51
1 Year	19.09

Class R6 Shares
10 Years	4.63%
5 Years	3.55
1 Year	19.14

Class R5 and Class R6 shares was 1.43%, 2.18%, 1.18%, 1.06% and 1.02%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 1.20%, 1.08% and 1.04%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Developing Markets Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Developing Markets Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–88.63%
Brazil–19.27%
Ambev S.A.–ADR	12,247,028	$81,075,325
Arcos Dorados Holdings, Inc.–Class A(a)	9,746,094	88,689,455
B3 S.A.–Brasil, Bolsa, Balcão	18,778,020	135,334,667
Banco Bradesco S.A.–ADR	10,439,452	102,306,630
BR Malls Participacoes S.A.	10,462,817	32,551,650
Duratex S.A.	8,965,842	27,638,388
Fleury S.A.	8,772,400	65,376,727
Kroton Educacional S.A.	11,054,789	44,395,856
Raia Drogasil S.A.	1,039,300	20,385,528
TOTVS S.A.	1,387,900	12,633,119
Wilson Sons Ltd.–BDR	962,600	10,852,776
		621,240,121

China–12.96%
Baidu, Inc.–ADR(b)	98,098	24,612,788
China Mobile Ltd.	4,998,000	47,530,948
Henan Shuanghui Investment & Development Co., Ltd.–Class A	11,811,142	46,754,953
Industrial & Commercial Bank of China Ltd.–Class H	58,050,000	51,059,823
Inner Mongolia Yili Industrial Group Co., Ltd.–Class A	15,400,220	64,053,091
Kweichow Moutai Co., Ltd.–Class A	362,161	38,006,586
Lee & Man Paper Manufacturing Ltd.	33,323,000	36,823,147
NetEase, Inc.–ADR	109,332	28,105,977
Sunny Optical Technology Group Co., Ltd.	1,288,700	21,045,793
Want Want China Holdings Ltd.	24,950,000	22,047,664
Wuliangye Yibin Co., Ltd.–Class A	3,509,338	37,815,590
		417,856,360

Egypt–0.59%
Egyptian Financial Group-Hermes Holding Co.	12,922,002	19,118,546

France–1.43%
Bollore S.A.	9,268,497	45,969,579

Hong Kong–4.31%
Galaxy Entertainment Group Ltd.	7,632,000	66,779,196
WH Group Ltd.–REGS(c)	69,636,500	72,188,949
		138,968,145

Hungary–2.20%
Richter Gedeon Nyrt	3,504,462	70,890,553

Indonesia–6.26%
PT Bank Central Asia Tbk	46,011,600	72,753,138
PT Bank Mandiri Persero Tbk	135,218,600	68,784,221
PT Telekomunikasi Indonesia Persero Tbk	221,321,600	60,473,990
		202,011,349

	Shares	Value
Israel–0.54%
Israel Chemicals Ltd.	3,907,788	$17,477,350

Malaysia–2.52%
Public Bank Bhd.	13,492,400	81,132,524

Mexico–6.99%
Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	39,799,839
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	894,371	86,449,901
GMexico Transportes, S.A.B. de C.V.–REGS(c)	21,580,534	34,343,871
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	3,561,097	37,009,395
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	15,332,703	27,796,517
		225,399,523

Nigeria–1.20%
Zenith Bank PLC	504,865,834	38,594,015

Peru–1.58%
Credicorp Ltd.	218,960	50,906,010

Philippines–1.52%
SM Investments Corp.	964,330	17,376,123
SM Prime Holdings Inc.	47,832,400	31,553,431
		48,929,554

Russia–10.12%
Gazprom PAO–ADR	8,031,713	37,099,474
Mobile TeleSystems PJSC–ADR	2,786,494	29,258,187
Sberbank of Russia PJSC	17,149,144	61,818,370
Sberbank of Russia PJSC–Preference Shares	35,854,175	111,725,262
Yandex N.V.–Class A(b)	2,592,126	86,473,323
		326,374,616

South Korea–5.78%
NAVER Corp.	125,972	84,034,455
Samsung Electronics Co., Ltd.	41,219	102,270,821
		186,305,276

Taiwan–2.35%
Taiwan Semiconductor Manufacturing Co. Ltd.	10,018,000	75,893,712

Thailand–3.02%
Kasikornbank PCL	15,339,900	97,371,030

Turkey–4.89%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	20,915,477
EIS Eczacibasi Ilaç, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	12,948,995	12,924,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Developing Markets Fund

	Shares	Value
Turkey–(continued)
Haci Omer Sabanci Holding A.S.	36,920,553	$87,110,341
Tupras-Turkiye Petrol Rafinerileri A.S.	1,435,357	36,661,938
		157,611,880

United Arab Emirates–1.10%
Emaar Properties PJSC	22,548,100	35,420,909
Total Common Stocks & Other Equity Interests (Cost $2,340,465,693)		2,857,471,052

Money Market Funds–11.21%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(d)	126,505,462	126,505,462
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(d)	90,342,527	90,351,562
Invesco Treasury Portfolio–Institutional Class, 1.62%(d)	144,577,671	144,577,671
Total Money Market Funds (Cost $361,435,483)		361,434,695
TOTAL INVESTMENTS IN SECURITIES–99.84% (Cost $2,701,901,176)		3,218,905,747
OTHER ASSETS LESS LIABILITIES–0.16%		5,211,950
NET ASSETS–100.00%		$3,224,117,697

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2018 represented 2.75% of the Fund’s Net Assets. See Note 4.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933” Act). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $106,532,820, which represented 3.30% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Financials	31.6%
Consumer Staples	16.4
Information Technology	13.5
Consumer Discretionary	6.2
Industrials	4.5
Telecommunication Services	4.3
Health Care	4.2
Real Estate	3.1
Materials	2.5
Energy	2.3
Money Market Funds Plus Other Assets Less Liabilities	11.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $2,241,716,972)	$2,768,781,597
Investments in affiliates, at value (Cost $460,184,204)	450,124,150
Cash	15,044,967
Foreign currencies, at value (Cost $4,854,047)	4,660,700
Receivable for:
Fund shares sold	4,638,118
Dividends	3,732,946
Fund expenses absorbed	6,736
Investment for trustee deferred compensation and retirement plans	362,300
Other assets	86,029
Total assets	3,247,437,543

Liabilities:
Payable for:
Investments purchased	5,476,266
Fund shares reacquired	7,477,229
Accrued foreign taxes	8,111,748
Accrued fees to affiliates	1,107,158
Accrued trustees’ and officers’ fees and benefits	4,620
Accrued other operating expenses	736,223
Trustee deferred compensation and retirement plans	406,602
Total liabilities	23,319,846
Net assets applicable to shares outstanding	$3,224,117,697

Net assets consist of:
Shares of beneficial interest	$2,704,718,932
Undistributed net investment income	14,875,210
Undistributed net realized gain (loss)	(12,239,059)
Net unrealized appreciation	516,762,614
$3,224,117,697

Net Assets:
Class A	$718,947,230
Class C	$79,892,379
Class Y	$1,523,772,858
Class R5	$428,716,853
Class R6	$472,788,377

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,075,529
Class C	2,289,723
Class Y	42,515,802
Class R5	11,988,791
Class R6	13,225,801
Class A:
Net asset value per share	$35.81
Maximum offering price per share
(Net asset value of $35.81 ÷ 94.50%)	$37.89
Class C:
Net asset value and offering price per share	$34.89
Class Y:
Net asset value and offering price per share	$35.84
Class R5:
Net asset value and offering price per share	$35.76
Class R6:
Net asset value and offering price per share	$35.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Developing Markets Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $3,966,342)	$35,091,245
Dividends from affiliated underlying funds	3,083,728
Total investment income	38,174,973

Expenses:
Advisory fees	15,057,118
Administrative services fees	286,465
Custodian fees	1,555,884
Distribution fees:
Class A	986,903
Class B	11,437
Class C	436,358
Transfer agent fees — A, B, C and Y	2,043,655
Transfer agent fees — R5	135,547
Transfer agent fees — R6	30,571
Trustees’ and officers’ fees and benefits	34,092
Registration and filing fees	92,437
Reports to shareholders	178,353
Professional services fees	57,589
Other	28,500
Total expenses	20,934,909
Less: Fees waived and expense offset arrangement(s)	(256,347)
Net expenses	20,678,562
Net investment income	17,496,411

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,791,574)	93,476,686
Foreign currencies	(1,289,215)
92,187,471
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $2,872,214)	(151,410,147)
Foreign currencies	(80,513)
(151,490,660)
Net realized and unrealized gain (loss)	(59,303,189)
Net increase (decrease) in net assets resulting from operations	$(41,806,778)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$17,496,411	$30,782,524
Net realized gain	92,187,471	119,640,254
Change in net unrealized appreciation (depreciation)	(151,490,660)	435,366,557
Net increase (decrease) in net assets resulting from operations	(41,806,778)	585,789,335

Distributions to shareholders from net investment income:
Class A	(5,600,666)	(6,465,840)
Class B	(237)	(9,114)
Class C	(4,392)	(88,315)
Class Y	(16,530,978)	(11,463,530)
Class R5	(5,045,947)	(3,838,802)
Class R6	(4,921,857)	(2,041,422)
Total distributions from net investment income	(32,104,077)	(23,907,023)

Share transactions–net:
Class A	(143,637,116)	(91,568,138)
Class B	(5,577,356)	(4,910,609)
Class C	(6,953,376)	(9,310,384)
Class Y	(20,018,243)	244,683,793
Class R5	(31,296,443)	64,225,172
Class R6	60,191,392	217,227,291
Net increase (decrease) in net assets resulting from share transactions	(147,291,142)	420,347,125
Net increase (decrease) in net assets	(221,201,997)	982,229,437

Net assets:
Beginning of period	3,445,319,694	2,463,090,257
End of period (includes undistributed net investment income of $14,875,210 and $29,482,876, respectively)	$3,224,117,697	$3,445,319,694

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

9                         Invesco Developing Markets Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

10                         Invesco Developing Markets Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

11                         Invesco Developing Markets Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $246,316.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $21,001 in front-end sales commissions from the sale of Class A shares and $2,999 and $1,773 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

12                         Invesco Developing Markets Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $714,360,248, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$621,240,121	$—	$—	$621,240,121
China	52,718,765	365,137,595	—	417,856,360
Egypt	—	19,118,546	—	19,118,546
France	—	45,969,579	—	45,969,579
Hong Kong	—	138,968,145	—	138,968,145
Hungary	70,890,553	—	—	70,890,553
Indonesia	—	202,011,349	—	202,011,349
Israel	—	17,477,350	—	17,477,350
Malaysia	—	81,132,524	—	81,132,524
Mexico	225,399,523	—	—	225,399,523
Nigeria	—	38,594,015	—	38,594,015
Peru	50,906,010	—	—	50,906,010
Philippines	—	48,929,554	—	48,929,554
Russia	115,731,510	210,643,106	—	326,374,616
South Korea	—	186,305,276	—	186,305,276
Taiwan	—	75,893,712	—	75,893,712
Thailand	—	97,371,030	—	97,371,030
Turkey	—	157,611,880	—	157,611,880
United Arab Emirates	—	35,420,909	—	35,420,909
Money Market Funds	361,434,695	—	—	361,434,695
Total Investments	$1,498,321,177	$1,720,584,570	$—	$3,218,905,747

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the six months ended April 30, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/18	Dividend Income
Arcos Dorados Holdings, Inc. — Class A	$90,686,940	$6,939,938	$—	$(8,937,423)	$—	$88,689,455	$—

13                         Invesco Developing Markets Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,031.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,328,822	$96,124,159	$103,452,981

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $279,056,783 and $306,001,224, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$714,605,596
Aggregate unrealized (depreciation) of investments	(200,765,893)
Net unrealized appreciation of investments	$513,839,703

Cost of investments for tax purposes is $2,705,066,044.

14                         Invesco Developing Markets Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,167,724	$44,172,206	5,580,960	$179,300,415
Class B(b)	966	35,601	3,460	107,898
Class C	47,172	1,741,177	421,647	13,192,183
Class Y	7,796,495	292,003,514	23,586,261	742,795,060
Class R5	1,342,466	51,300,761	5,214,837	169,419,983
Class R6	2,615,105	99,446,964	7,776,259	262,410,342

Issued as reinvestment of dividends:
Class A	140,820	5,158,251	204,009	5,975,421
Class B(b)	5	189	270	7,751
Class C	112	4,025	2,815	80,594
Class Y	272,609	9,985,678	224,203	6,566,919
Class R5	114,412	4,179,476	124,103	3,625,047
Class R6	104,419	3,812,321	69,519	2,029,942

Conversion of Class B shares to Class A shares:(c)
Class A	119,310	4,815,368	111,089	3,668,845
Class B	(122,363)	(4,815,368)	(113,940)	(3,668,845)

Reacquired:
Class A	(5,328,459)	(197,782,941)	(8,807,768)	(280,512,819)
Class B(b)	(21,675)	(797,778)	(43,418)	(1,357,413)
Class C	(236,565)	(8,698,578)	(715,863)	(22,583,161)
Class Y	(8,438,282)	(322,007,435)	(15,253,958)	(504,678,186)
Class R5	(2,295,029)	(86,776,680)	(3,301,481)	(108,819,858)
Class R6	(1,145,266)	(43,067,893)	(1,435,306)	(47,212,993)
Net increase (decrease) in share activity	(3,866,024)	$(147,291,142)	13,647,698	$420,347,125

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Developing Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$36.66	$0.15	$(0.73)	$(0.58)	$(0.27)	$—	$(0.27)	$35.81	(1.61)%	$718,947	1.39	%(d)	1.40	%(d)	0.80	%(d)	9%
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	—	(0.25)	36.66	20.55	878,910	1.41		1.43		0.86		16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	—	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Class B
Six months ended 04/30/18(e)	35.64	0.00	3.81	3.81	(0.00)	—	(0.00)	39.45	10.69	—	2.14	(d)	2.15	(d)	0.05	(d)	9
Year ended 10/31/17	29.82	0.03	5.82	5.85	(0.03)	—	(0.03)	35.64	19.65	5,098	2.16		2.18		0.11		16
Year ended 10/31/16	25.06	0.07	4.69	4.76	—	—	—	29.82	18.99	8,848	2.15		2.16		0.26		3
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18		2.19		0.21		9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Class C
Six months ended 04/30/18	35.59	0.01	(0.71)	(0.70)	(0.00)	—	(0.00)	34.89	(1.96)	79,892	2.14	(d)	2.15	(d)	0.05	(d)	9
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	—	(0.03)	35.59	19.65	88,231	2.16		2.18		0.11		16
Year ended 10/31/16	25.03	0.07	4.68	4.75	—	—	—	29.78	18.98	82,513	2.15		2.16		0.26		3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Class Y
Six months ended 04/30/18	36.74	0.20	(0.74)	(0.54)	(0.36)	—	(0.36)	35.84	(1.49)	1,523,773	1.14	(d)	1.15	(d)	1.05	(d)	9
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	—	(0.32)	36.74	20.84	1,575,401	1.16		1.18		1.11		16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	—	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Class R5
Six months ended 04/30/18	36.68	0.22	(0.74)	(0.52)	(0.40)	—	(0.40)	35.76	(1.43)	428,717	1.04	(d)	1.05	(d)	1.15	(d)	9
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	—	(0.36)	36.68	20.97	470,436	1.04		1.06		1.23		16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	—	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Class R6
Six months ended 04/30/18	36.67	0.22	(0.72)	(0.50)	(0.42)	—	(0.42)	35.75	(1.40)	472,788	1.00	(d)	1.01	(d)	1.19	(d)	9
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	—	(0.37)	36.67	21.04	427,243	1.00		1.02		1.27		16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	—	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $796,054, $4,803, $87,995, $1,679,339, $476,894 and $466,547 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

16                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$983.90	$6.84	$1,017.90	$6.95	1.39%
C	1,000.00	980.40	10.51	1,014.18	10.69	2.14
Y	1,000.00	985.40	5.61	1,019.14	5.71	1.14
R5	1,000.00	985.90	5.12	1,019.64	5.21	1.04
R6	1,000.00	986.00	4.92	1,019.84	5.01	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Developing Markets Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                       DVM-SAR-1            06252018      1007

Semiannual Report to Shareholders	April 30, 2018

Invesco Emerging Markets Equity Fund
Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.72%
Class C Shares	4.43
Class R Shares	4.56
Class Y Shares	4.86
Class R5 Shares	4.86
Class R6 Shares	4.87
MSCI EAFE Index▼ (Broad Market Index)	3.41
MSCI Emerging Markets Index▼ (Style-Specific Index)	4.80
Lipper Emerging Market Funds Index∎ (Peer Group Index)	4.01
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging markets funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-0.66%
5 Years	4.12
1 Year	17.91

Class C Shares
Inception (5/31/11)	-0.59%
5 Years	4.52
1 Year	22.75

Class R Shares
Inception (5/31/11)	-0.12%
5 Years	5.02
1 Year	24.42

Class Y Shares
Inception (5/31/11)	0.39%
5 Years	5.57
1 Year	24.94

Class R5 Shares
Inception (5/31/11)	0.39%
5 Years	5.55
1 Year	24.95

Class R6 Shares
Inception	0.33%
5 Years	5.53
1 Year	24.82

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 1.09% and 1.09%, respectively.1 The

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-0.25%
5 Years	4.71
1 Year	25.09

Class C Shares
Inception (5/31/11)	-0.19%
5 Years	5.08
1 Year	30.26

Class R Shares
Inception (5/31/11)	0.30%
5 Years	5.59
1 Year	31.96

Class Y Shares
Inception (5/31/11)	0.81%
5 Years	6.15
1 Year	32.77

Class R5 Shares
Inception (5/31/11)	0.81%
5 Years	6.15
1 Year	32.60

Class R6 Shares
Inception	0.75%
5 Years	6.13
1 Year	32.47

total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.46%, 3.21%, 2.71%, 2.21%, 1.92% and 1.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

3                      Invesco Emerging Markets Equity Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Emerging Markets Equity Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.15%
Argentina–4.45%
Banco Macro S.A.–ADR	11,644	$1,128,536
Grupo Financiero Galicia S.A.–ADR	18,520	1,183,798
MercadoLibre Inc.	2,589	879,250
		3,191,584

Brazil–5.46%
Grendene S.A.	126,300	983,074
Itau Unibanco Holding S.A.–Preference Shares	71,700	1,041,067
Multiplus S.A.	91,300	746,609
Raia Drogasil S.A.	58,500	1,147,458
		3,918,208

China–32.49%
Agricultural Bank of China Ltd.–Class H	2,151,000	1,208,266
Alibaba Group Holding Ltd.–ADR(a)	20,524	3,664,355
Baidu, Inc.–ADR(a)	8,031	2,014,978
Bank of China Ltd.–Class H	2,683,000	1,454,429
Hangzhou Robam Appliances Co. Ltd.–Class A	223,130	1,172,201
Nexteer Automotive Group Ltd.	742,000	1,142,649
PICC Property and Casualty Co. Ltd.–Class H	414,000	741,726
Ping An Insurance (Group) Co. of China Ltd.–Class H	199,000	1,943,510
Shenzhou International Group Holdings Ltd.	121,000	1,318,058
TAL Education Group–ADR	35,280	1,284,898
Tencent Holdings Ltd.	90,700	4,453,079
Wuliangye Yibin Co., Ltd.–Class A	97,586	1,051,558
Xiabuxiabu Catering Management China Holdings Co. Ltd.–REGS(b)	573,000	983,193
Zhengzhou Yutong Bus Co., Ltd.–Class A	274,400	887,370
		23,320,270

Hong Kong–3.72%
AIA Group Ltd.	166,400	1,485,657
Techtronic Industries Co. Ltd.	202,500	1,184,299
		2,669,956

India–11.05%
Asian Paints Ltd.	51,906	931,842
Britannia Industries Ltd.	9,965	821,309
Eicher Motors Ltd.	2,501	1,164,732
HDFC Bank Ltd.	60,881	1,772,731
Housing Development Finance Corp. Ltd.	53,635	1,508,721
Maruti Suzuki India Ltd.	7,608	1,000,964
Tata Consultancy Services Ltd.	13,828	730,301
		7,930,600

Indonesia–2.33%
PT Bank Rakyat Indonesia (Persero) Tbk	4,921,500	1,134,353
PT Link Net Tbk	1,388,200	538,797
		1,673,150

	Shares	Value
Malaysia–1.33%
My E.G. Services Bhd	1,459,800	$952,991

Mexico–3.20%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	10,905	1,054,077
Regional S.A.B. de C.V.	195,300	1,243,642
		2,297,719

Peru–1.81%
Credicorp Ltd.	5,575	1,296,132

Poland–2.02%
Benefit Systems S.A.(a)	2,363	713,693
CCC S.A.	10,028	735,867
		1,449,560

Russia–3.53%
Sberbank of Russia PJSC–ADR	102,211	1,511,004
Yandex N.V.–Class A(a)	30,737	1,025,386
		2,536,390

South Africa–4.13%
Clicks Group Ltd.	67,851	1,151,027
Naspers Ltd.–Class N	7,443	1,815,954
		2,966,981

South Korea–10.75%
Koh Young Technology Inc.	14,685	1,393,029
Kakao M Corp.	12,773	1,066,031
Ottogi Corp.	1,463	1,083,677
Samsung Electronics Co., Ltd.	1,682	4,173,306
		7,716,043

Taiwan–7.78%
King Slide Works Co., Ltd.	79,000	1,116,323
President Chain Store Corp.	109,000	1,071,155
Taiwan Semiconductor Manufacturing Co. Ltd.	448,000	3,393,929
		5,581,407

Thailand–3.75%
Beauty Community PCL–NVDR	2,300,500	1,692,015
Kasikornbank PCL	157,000	996,568
		2,688,583

United States–1.35%
EPAM Systems, Inc.(a)	8,499	971,861
Total Common Stocks & Other Equity Interests (Cost $60,848,275)		71,161,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Emerging Markets Equity Fund

	Shares	Value
Money Market Funds–1.54%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	388,050	$388,050
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	277,131	277,159
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	443,486	443,486
Total Money Market Funds (Cost $1,108,693)		1,108,695
TOTAL INVESTMENTS IN SECURITIES–100.69% (Cost $61,956,968)		72,270,130
OTHER ASSETS LESS LIABILITIES–(0.69)%		(498,160)
NET ASSETS–100.00%		$71,771,970

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2018 represented 1.37% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Information Technology	33.0%
Financials	27.4
Consumer Discretionary	21.1
Consumer Staples	10.3
Industrials	5.4
Materials	1.3
Telecommunication Services	0.7
Money Market Funds Plus Other Assets Less Liabilities	0.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $60,848,275)	$71,161,435
Investments in affiliated money market funds, at value (Cost $1,108,693)	1,108,695
Cash	31,964
Foreign currencies, at value (Cost $51,890)	50,987
Receivable for:
Investments sold	850,391
Fund shares sold	162,356
Dividends	84,386
Fund expenses absorbed	21,186
Investment for trustee deferred compensation and retirement plans	22,411
Other assets	63,279
Total assets	73,557,090

Liabilities:
Payable for:
Investments purchased	1,335,734
Fund shares reacquired	149,932
Accrued foreign taxes	179,278
Accrued fees to affiliates	40,221
Accrued trustees’ and officers’ fees and benefits	1,531
Accrued other operating expenses	55,200
Trustee deferred compensation and retirement plans	23,224
Total liabilities	1,785,120
Net assets applicable to shares outstanding	$71,771,970

Net assets consist of:
Shares of beneficial interest	$65,813,982
Undistributed net investment income (loss)	(158,022)
Undistributed net realized gain (loss)	(4,198,758)
Net unrealized appreciation	10,314,768
$71,771,970

Net Assets:
Class A	$40,464,608
Class C	$10,679,437
Class R	$2,687,173
Class Y	$15,655,165
Class R5	$2,055,992
Class R6	$229,595

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,157,922
Class C	1,132,434
Class R	278,920
Class Y	1,603,487
Class R5	210,574
Class R6	23,535
Class A:
Net asset value per share	$9.73
Maximum offering price per share
(Net asset value of $9.73 ÷ 94.50%)	$10.30
Class C:
Net asset value and offering price per share	$9.43
Class R:
Net asset value and offering price per share	$9.63
Class Y:
Net asset value and offering price per share	$9.76
Class R5:
Net asset value and offering price per share	$9.76
Class R6:
Net asset value and offering price per share	$9.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $29,112)	$270,854
Dividends from affiliated money market funds	9,100
Total investment income	279,954

Expenses:
Advisory fees	275,917
Administrative services fees	24,795
Custodian fees	44,837
Distribution fees:
Class A	41,784
Class C	44,938
Class R	6,412
Transfer agent fees — A, C, R and Y	63,854
Transfer agent fees — R5	42
Transfer agent fees — R6	2
Trustees’ and officers’ fees and benefits	11,379
Registration and filing fees	47,027
Reports to shareholders	9,916
Professional services fees	34,137
Other	6,050
Total expenses	611,090
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(199,967)
Net expenses	411,123
Net investment income (loss)	(131,169)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $27,640)	(41,611)
Foreign currencies	(59,199)
(100,810)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $74,762)	1,373,522
Foreign currencies	2,260
1,375,782
Net realized and unrealized gain	1,274,972
Net increase in net assets resulting from operations	$1,143,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(131,169)	$84,389
Net realized gain (loss)	(100,810)	1,767,893
Change in net unrealized appreciation	1,375,782	6,895,427
Net increase in net assets resulting from operations	1,143,803	8,747,709

Distributions to shareholders from net investment income:
Class A	(26,510)	(11,076)
Class Y	(20,895)	(17,401)
Class R5	(4,874)	(4,962)
Class R6	(30)	(22,501)
Total distributions from net investment income	(52,309)	(55,940)

Share transactions–net:
Class A	15,513,801	8,005,020
Class C	3,715,993	2,423,355
Class R	419,780	449,330
Class Y	8,440,201	758,252
Class R5	4,821	4,962
Class R6	223,071	(7,195,831)
Net increase in net assets resulting from share transactions	28,317,667	4,445,088
Net increase in net assets	29,409,161	13,136,857

Net assets:
Beginning of period	42,362,809	29,225,952
End of period (includes undistributed net investment income (loss) of $(158,022) and $25,456, respectively)	$71,771,970	$42,362,809

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

9                         Invesco Emerging Markets Equity Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

10                         Invesco Emerging Markets Equity Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

11                         Invesco Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $136,069 and reimbursed class level expenses of $36,763, $9,884, $2,821, $13,023, $42 and $2 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $17,217 in front-end sales commissions from the sale of Class A shares and $5 and $242 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12                         Invesco Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $24,819,798, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$3,191,584	$—	$—	$3,191,584
Brazil	3,918,208	—	—	3,918,208
China	7,851,601	15,468,669	—	23,320,270
Hong Kong	—	2,669,956	—	2,669,956
India	—	7,930,600	—	7,930,600
Indonesia	538,797	1,134,353	—	1,673,150
Malaysia	—	952,991	—	952,991
Mexico	2,297,719	—	—	2,297,719
Peru	1,296,132	—	—	1,296,132
Poland	—	1,449,560	—	1,449,560
Russia	1,025,386	1,511,004	—	2,536,390
South Africa	—	2,966,981	—	2,966,981
South Korea	—	7,716,043	—	7,716,043
Taiwan	—	5,581,407	—	5,581,407
Thailand	—	2,688,583	—	2,688,583
United States	971,861	—	—	971,861
Money Market Funds	1,108,695	—	—	1,108,695
Total Investments	$22,199,983	$50,070,147	$—	$72,270,130

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,363.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

13                         Invesco Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,030,381	$—	$4,030,381

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $33,264,679 and $4,907,242, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$11,381,823
Aggregate unrealized (depreciation) of investments	(1,136,227)
Net unrealized appreciation of investments	$10,245,596

Cost of investments for tax purposes is $62,024,534.

14                         Invesco Emerging Markets Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,276,278	$22,715,904	1,833,147	$14,913,268
Class C	517,405	5,044,768	439,256	3,483,436
Class R	102,244	1,025,411	110,874	878,616
Class Y	945,519	9,480,189	709,532	5,538,744
Class R6	23,917	239,592	51,683	344,289

Issued as reinvestment of dividends:
Class A	2,661	25,488	1,567	10,624
Class Y	2,036	19,542	2,442	16,585
Class R5	501	4,821	723	4,962
Class R6	—	—	3,309	22,501

Reacquired:
Class A	(734,094)	(7,227,591)	(885,522)	(6,918,872)
Class C	(136,777)	(1,328,775)	(139,344)	(1,060,081)
Class R	(61,139)	(605,631)	(51,809)	(429,286)
Class Y	(106,330)	(1,059,530)	(629,373)	(4,797,077)
Class R6	(1,672)	(16,521)	(976,786)	(7,562,621)
Net increase in share activity	2,830,549	$28,317,667	469,699	$4,445,088

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15                         Invesco Emerging Markets Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$9.30	$(0.02)	$0.46	$0.44	$(0.01)	$9.73	4.72%	$40,465	1.33	%(d)	2.01	%(d)	(0.38	)%(d)	8%
Year ended 10/31/17	7.13	0.03	2.15	2.18	(0.01)	9.30	30.57	24,297	1.36		2.45		0.30		57
Year ended 10/31/16	6.53	0.02	0.58	0.60	—	7.13	9.19	11,855	1.66		2.59		0.33		47
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Class C
Six months ended 04/30/18	9.04	(0.05)	0.44	0.39	—	9.43	4.31	10,679	2.08	(d)	2.76	(d)	(1.13	)(d)	8
Year ended 10/31/17	6.97	(0.03)	2.10	2.07	—	9.04	29.70	6,793	2.11		3.20		(0.45)		57
Year ended 10/31/16	6.43	(0.03)	0.57	0.54	—	6.97	8.40	3,149	2.41		3.34		(0.42)		47
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Year ended 10/31/14	7.55	(0.00)	(0.03)	(0.03)	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Class R
Six months ended 04/30/18	9.21	(0.03)	0.45	0.42	—	9.63	4.56	2,687	1.58	(d)	2.26	(d)	(0.63	)(d)	8
Year ended 10/31/17	7.07	0.00	2.14	2.14	—	9.21	30.27	2,190	1.61		2.70		0.05		57
Year ended 10/31/16	6.50	0.01	0.56	0.57	—	7.07	8.77	1,263	1.91		2.84		0.08		47
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Class Y
Six months ended 04/30/18	9.33	(0.01)	0.46	0.45	(0.02)	9.76	4.86	15,655	1.08	(d)	1.76	(d)	(0.13	)(d)	8
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	7,111	1.11		2.20		0.55		57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	4,858	1.41		2.34		0.58		47
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Class R5
Six months ended 04/30/18	9.33	(0.01)	0.46	0.45	(0.02)	9.76	4.86	2,056	1.08	(d)	1.54	(d)	(0.13	)(d)	8
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	1,960	1.10		1.91		0.56		57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	1,497	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Class R6
Six months ended 04/30/18	9.32	(0.01)	0.47	0.46	(0.02)	9.76	4.97	230	1.08	(d)	1.54	(d)	(0.13	)(d)	8
Year ended 10/31/17	7.15	0.04	2.15	2.19	(0.02)	9.32	30.80	12	1.10		1.91		0.56		57
Year ended 10/31/16	6.54	0.04	0.57	0.61	—	7.15	9.33	6,604	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $33,705, $9,062, $2,586, $11,939, $2,098 and $118 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

16                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,047.20	$6.75	$1,018.20	$6.66	1.33%
C	1,000.00	1,044.30	10.54	1,014.48	10.39	2.08
R	1,000.00	1,045.60	8.01	1,016.96	7.90	1.58
Y	1,000.00	1,048.60	5.49	1,019.44	5.41	1.08
R5	1,000.00	1,048.60	5.49	1,019.44	5.41	1.08
R6	1,000.00	1,048.70	5.49	1,019.44	5.41	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Emerging Markets Equity Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. EME-SAR-1 06072018 1518

Semiannual Report to Shareholders	April 30, 2018

Invesco Emerging Markets Flexible Bond Fund
Nasdaq:
A: IAEMX ∎ C: ICEMX ∎ R: IREMX ∎ Y: IYEMX ∎ R5: IIEMX ∎ R6: IFEMX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
12	Consolidated Financial Statements
14	Notes to Consolidated Financial Statements
25	Financial Highlights
26	Fund Expenses
27	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.74%
Class C Shares	-2.96
Class R Shares	-2.72
Class Y Shares	-2.62
Class R5 Shares	-2.62
Class R6 Shares	-2.47
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)	-2.41
3-Month USD LIBOR Index∎ (Style-Specific Index)	0.92
Lipper Emerging Markets Hard Currency Debt Funds Index◆ (Peer Group Index)	-1.01
Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ◆Lipper Inc.

The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US dollar-denominated Brady bonds, eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

    The 3-Month USD LIBOR Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.

    The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-0.63%
5 Years	-5.89
1 Year	-4.07

Class C Shares
Inception (6/16/10)	-0.82%
5 Years	-5.77
1 Year	-1.44

Class R Shares
Inception (6/16/10)	-0.34%
5 Years	-5.32
1 Year	0.02

Class Y Shares
Inception (6/16/10)	0.16%
5 Years	-4.84
1 Year	0.53

Class R5 Shares
Inception (6/16/10)	0.17%
5 Years	-4.81
1 Year	0.53

Class R6 Shares
Inception	0.09%
5 Years	-4.82
1 Year	0.53

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.50%,

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-0.42%
5 Years	-5.03
1 Year	-1.71

Class C Shares
Inception (6/16/10)	-0.61%
5 Years	-4.94
1 Year	0.86

Class R Shares
Inception (6/16/10)	-0.14%
5 Years	-4.48
1 Year	2.20

Class Y Shares
Inception (6/16/10)	0.38%
5 Years	-3.98
1 Year	2.87

Class R5 Shares
Inception (6/16/10)	0.39%
5 Years	-3.94
1 Year	2.88

Class R6 Shares
Inception	0.29%
5 Years	-3.99
1 Year	2.71

1.00%, 1.00% and 1.00%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.93%, 2.68%, 2.18%, 1.68%, 1.33% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Emerging Markets Flexible Bond Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments

April 30, 2018

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–70.23%
Argentina–6.77%
Argentine Republic Government International Bond, Sr. Unsec. Global Bonds, 6.63%, 07/06/2028	$850,000	$822,800
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	419,000	400,459
5.88%, 01/11/2028	887,000	814,155
6.88%, 01/11/2048	753,000	670,452
Provincia de Río Negro, Sr. Unsec. Notes, 7.75%, 12/07/2025(a)	150,000	137,625
		2,845,491

Bahrain–1.94%
CBB International Sukuk Co. 7 S.P.C., Sr. Unsec. Notes, 6.88%, 10/05/2025(a)	600,000	600,522
Oil and Gas Holding Co. B.S.C.C. (The), Sr. Unsec. Notes, 7.50%, 10/25/2027(a)	221,000	215,159
		815,681

Brazil–6.72%
Banco BTG Pactual S.A., Sr. Unsec. Notes, 5.50%, 01/31/2023(a)	271,000	264,902
Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsec. Notes, 4.75%, 05/09/2024(a)	324,000	319,788
Brazilian Government International Bond, Sr. Unsec. Global Notes, 4.63%, 01/13/2028	219,000	211,171
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(a)	900,000	804,105
Petrobras Global Finance B.V.,
Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	713,000	677,707
7.25%, 03/17/2044	550,000	548,350
		2,826,023

Canada–0.91%
Gran Tierra Energy International Holdings Ltd., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2025(a)	400,000	383,000

Chile–1.42%
GeoPark Ltd., Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(a)	200,000	199,500
REGS, Sr. Sec. First Lien Euro Notes, 6.50%, 09/21/2024(a)	400,000	399,000
		598,500

	Principal Amount	Value
China–1.39%
Panda Green Energy Group Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 01/25/2020(a)	$300,000	$290,950
Ronshine China Holdings Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.95%, 12/08/2018(a)(b)	300,000	294,710
		585,660

Colombia–4.02%
Canacol Energy Ltd., Sr. Unsec. Gtd. Notes, 7.25%, 05/03/2025(a)	850,000	844,900
Colombia Telecomunicaciones S.A. ESP, REGS, Jr. Unsec. Sub. Euro Notes, 8.50%(a)(c)	300,000	315,000
Ecopetrol S.A., Sr. Unsec. Global Notes, 5.88%, 05/28/2045	550,000	532,400
		1,692,300

Costa Rica–0.82%
Instituto Costarricense de Electricidad, REGS, Sr. Unsec. Euro Notes, 6.38%, 05/15/2043(a)	400,000	346,500

El Salvador–1.73%
AES El Salvador Trust II, REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/28/2023(a)	600,000	582,750
El Salvador Government International Bond, Sr. Unsec. Notes, 8.63%, 02/28/2029(a)	127,000	145,415
		728,165

Ghana–0.65%
Tullow Oil PLC, Sr. Unsec. Notes, 7.00%, 03/01/2025(a)	270,000	274,064

India–1.99%
Vedanta Resources PLC,
Sr. Unsec. Notes, 6.13%, 08/09/2024(a)	269,000	259,471
REGS, Sr. Unsec. Euro Notes, 6.13%, 08/09/2024(a)	600,000	578,747
		838,218

Indonesia–0.45%
Indika Energy Capital III Pte., Ltd., Sr. Unsec. Gtd. Notes, 5.88%, 11/09/2024(a)	200,000	188,880

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Israel–0.18%
Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024(a)	$77,000	$74,780

Jamaica–1.97%
Digicel Group Ltd., REGS, Sr. Unsec. Euro Notes, 8.25%, 09/30/2020(a)	300,000	269,250
Jamaica Government International Bond, Sr. Unsec. Global Notes, 6.75%, 04/28/2028	505,000	559,161
		828,411

Jordan–0.81%
Jordan Government International Bond, Sr. Unsec. Bonds, 7.38%, 10/10/2047(a)	350,000	342,084

Kenya–0.49%
Kenya Government International Bond, Sr. Unsec. Notes, 7.25%, 02/28/2028(a)	200,000	206,907

Lebanon–1.32%
Lebanon Government International Bond,
Sr. Unsec. Medium-Term Euro Notes, 6.40%, 05/26/2023	300,000	285,001
REGS, Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(a)	300,000	271,490
		556,491

Mexico–11.32%
ALFA, S.A.B. de C.V., REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(a)	550,000	564,806
Cometa Energia, S.A. de C.V., Sr. Sec. Gtd. Notes, 6.38%, 04/24/2035(a)	425,000	418,094
Mexico City Airport Trust, REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(a)	923,000	824,931
Petróleos Mexicanos,
Sr. Unsec. Gtd. Global Notes, 6.50%, 03/13/2027	66,000	68,260
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(a)	104,000	99,466
Sr. Unsec. Notes, 6.35%, 02/12/2048(a)	690,000	636,180
REGS, Sr. Unsec. Gtd. Euro Notes, 5.35%, 02/12/2028(a)	430,000	411,252
Sr. Unsec. Euro Notes, 6.35%, 02/12/2048(a)	350,000	322,700
SixSigma Networks Mexico, S.A. de C.V., Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(a)	550,000	542,438
REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(a)	321,000	334,643

	Principal Amount	Value
Mexico–(continued)
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., Sr. Unsec. Notes, 7.38%, 02/12/2026(a)	$290,000	$282,387
Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	250,000	253,600
		4,758,757

Oman–3.44%
Oman Government International Bond, Sr. Unsec. Notes, 5.63%, 01/17/2028(a)	551,000	527,272
OmGrid Funding Ltd., Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(a)	200,000	187,903
Oztel Holdings SPC Ltd.
Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(a)	384,000	375,122
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(a)	361,000	356,036
		1,446,333

Paraguay–0.48%
Paraguay Government International Bond, Sr. Unsec. Notes, 5.60%, 03/13/2048(a)	200,000	200,500

Peru–1.82%
Banco Internacional del Perú S.A.A. Interbank, REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(a)	300,000	324,000
Inkia Energy Ltd., Sr. Unsec. Notes, 5.88%, 11/09/2027(a)	234,000	224,055
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(a)(d)	250,000	215,625
		763,680

Qatar–1.52%
Qatar Government International Bond,
Sr. Unsec. Notes, 4.50%, 04/23/2028(a)	254,000	253,886
5.10%, 04/23/2048(a)	389,000	386,279
		640,165

Russia–4.18%
Russian Foreign Bond,
Sr. Unsec. Bonds, 4.38%, 03/21/2029(a)	600,000	582,275
5.25%, 06/23/2047(a)	600,000	582,985
Evraz Group S.A., REGS, Sr. Unsec. Euro Notes, 5.38%, 03/20/2023(a)	600,000	590,700
		1,755,960

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Senegal–0.58%
Senegal Government International Bond, Unsec. Notes, 6.25%, 05/23/2033(a)	$250,000	$241,708

Singapore–0.67%
Puma International Financing S.A., Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(a)	300,000	282,633

South Africa–1.78%
Eskom Holdings SOC Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 08/06/2023(a)	400,000	405,804
Petra Diamonds US Treasury PLC, Sec. Gtd. Second Lien Notes, 7.25%, 05/01/2022(a)	340,000	340,680
		746,484

Turkey–5.26%
Akbank T.A.S., Unsec. Sub. Notes, 6.80%, 04/27/2028(a)	300,000	296,184
REGS, Unsec. Sub. Medium-Term Euro Notes, 7.20%, 03/16/2027(a)	550,000	560,687
Turkcell Iletisim Hizmetleri A.S., Sr. Unsec. Notes, 5.80%, 04/11/2028(a)	200,000	195,212
Turkey Government International Bond, Sr. Unsec. Global Bonds, 6.13%, 10/24/2028	200,000	199,753
Turkiye Vakiflar Bankasi TAO, Sr. Unsec. Notes, 5.75%, 01/30/2023(a)	450,000	437,310
Yapi ve Kredi Bankasi A.S.,
Sr. Unsec. Notes, 5.85%, 06/21/2024(a)	235,000	226,101
6.10%, 03/16/2023(a)	300,000	296,000
		2,211,247

Ukraine–0.84%
Kernel Holding S.A., Sr. Unsec. Gtd. Notes, 8.75%, 01/31/2022(a)	343,000	354,010

United Arab Emirates–0.47%
Abu Dhabi National Energy Co. PJSC, Sr. Unsec. Notes, 4.88%, 04/23/2030(a)	200,000	198,626

United States–0.78%
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	400,000	326,000

Zambia–3.51%
First Quantum Minerals Ltd.,
Sr. Unsec. Gtd. Notes, 7.25%, 04/01/2023(a)	325,000	324,935
7.50%, 04/01/2025(a)	500,000	496,275

	Principal Amount		Value
Zambia–(continued)
Zambia Government International Bond, Sr. Unsec. Notes, 8.97%, 07/30/2027(a)		$250,000	$251,813
REGS, Sr. Unsec. Euro Notes, 8.50%, 04/14/2024(a)		200,000	202,537
8.97%, 07/30/2027(a)		200,000	201,450
			1,477,010
Total U.S.Dollar Denominated Bonds & Notes (Cost $30,214,071)			29,534,268

Non U.S. Dollar Denominated Bonds & Notes–31.46%(e)
Argentina–1.34%
Provincia de Buenos Aires, REGS, Unsec. Floating Rate Bonds, 27.00% (BADLAR + 3.75%), 04/12/2025(a)(f)	ARS	11,460,000	564,248

Brazil–3.52%
Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2023	BRL	5,000,000	1,481,771

Colombia–2.05%
Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/2024	COP	2,000,000,000	863,985

Dominican Republic–0.53%
Dominican Republic International Bond, Sr. Unsec. Notes, 8.90%, 02/15/2023(a)	DOP	10,600,000	221,585

India–1.67%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(a)	INR	47,000,000	703,109

Indonesia–9.62%
Indonesia Treasury Bond,
Series FR54,
Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	32,000,000,000	2,712,228
Series FR72,
Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	7,000,000,000	540,358
Series FR75,
Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	11,000,000,000	792,999
			4,045,585

Mexico–4.25%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	33,000,000	1,784,912

Peru–1.15%
Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(a)	PEN	1,500,000	485,188

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value
Russia–1.38%
Russian Federal Bond — OFZ, Series 6215, Unsec. Bonds, 7.00%, 08/16/2023	RUB	36,000,000	$578,435

South Africa–4.59%
Republic of South Africa Government Bond,
Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	8,800,000	684,633
Series 2044, Unsec. Bonds, 8.75%, 01/31/2044	ZAR	16,000,000	1,244,252
			1,928,885

Uruguay–1.36%
Uruguay Government International Bond, Sr. Unsec. Global Notes, 4.38%, 12/15/2028	UYU	9,000,000	571,523
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $12,853,498)			13,229,226

	Shares	Value
Money Market Funds–7.98%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(g)	1,174,394	$1,174,394
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(g)	838,642	838,726
Invesco Treasury Portfolio–Institutional Class, 1.62%(g)	1,342,165	1,342,165
Total Money Market Funds (Cost $3,355,188)		3,355,285

Options Purchased–0.21%(h)
(Cost $100,378)		89,294
TOTAL INVESTMENTS IN SECURITIES–109.88% (Cost $46,523,135)		46,208,073
OTHER ASSETS LESS LIABILITIES–(9.88)%		(4,155,704)
NET ASSETS–100.00%		$42,052,369

Investment Abbreviations:

ARS	– Argentine Peso
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
COP	– Colombian Peso
Ctfs.	– Certificates
DOP	– Dominican Peso

Gtd.	– Guaranteed
IDR	– Indonesian Rupiah
INR	– Indian Rupee
Jr.	– Junior
MXN	– Mexican Peso
PEN	– Peruvian Sol
REGS	– Regulation S

RUB	– Russian Ruble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
UYU	– Uruguayan Peso
ZAR	– South Aftrican Rand

Notes to Consolidated Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $25,392,729, which represented 60.38% of the Fund’s Net Assets.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Perpetual bond with no specified maturity date.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(h)	The table below details options purchased. See Notes 1M and 1N.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus JPY	Call	Goldman Sachs International	06/27/2018	JPY	140.000	EUR	2,000,000	$670
USD versus MXN	Put	Citigroup Global Markets Inc.	07/17/2018	MXN	18.500	USD	1,700,000	23,747
Subtotal Foreign Currency Options Purchased — Currency Risk								$24,417

Open Over-The-Counter Interest Rate Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	2.860%	Pay	3 Month USD LIBOR	Quarterly	07/19/2025	$6,500,000	$64,877
Total Options Purchased (Cost $100,378)									$89,294

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Emerging Markets Flexible Bond Fund

Open Over-The-Counter Foreign Currency Options Written — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus MXN	Call	Citigroup Global Markets Inc.	07/17/2018	MXN	22.000	$(38,412)	USD	1,700,000	$(2,177)	$36,235

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/03/2018	Barclays Bank PLC	BRL	4,000,000	USD	1,149,062	$7,707
05/03/2018	Deutsche Bank Securities Inc.	BRL	4,000,000	USD	1,149,062	7,707
05/03/2018	Goldman Sachs International	BRL	6,710,000	USD	1,994,191	79,568
05/03/2018	Merrill Lynch International	BRL	11,420,000	USD	3,298,107	39,539
05/31/2018	Barclays Bank PLC	CLP	190,000,000	USD	310,412	817
05/31/2018	Barclays Bank PLC	EUR	950,000	USD	1,177,664	27,684
05/31/2018	Barclays Bank PLC	JPY	120,000,000	USD	1,128,368	28,265
05/31/2018	Barclays Bank PLC	RUB	100,000,000	USD	1,606,023	24,162
05/31/2018	Barclays Bank PLC	TRY	4,000,000	USD	1,015,859	41,338
05/31/2018	Citigroup Global Markets Inc.	TRY	2,300,000	USD	586,593	26,243
05/31/2018	Deutsche Bank Securities Inc.	CLP	520,000,000	USD	858,511	11,198
05/31/2018	Deutsche Bank Securities Inc.	EUR	800,000	USD	992,448	24,044
05/31/2018	Deutsche Bank Securities Inc.	HUF	305,000,000	USD	1,209,363	33,027
05/31/2018	Deutsche Bank Securities Inc.	IDR	31,000,000,000	USD	2,237,944	20,060
05/31/2018	Deutsche Bank Securities Inc.	JPY	285,000,000	USD	2,687,161	74,416
05/31/2018	Deutsche Bank Securities Inc.	RUB	18,500,000	USD	297,380	4,735
05/31/2018	Deutsche Bank Securities Inc.	ZAR	11,500,000	USD	952,519	34,135
05/31/2018	Goldman Sachs International	CLP	430,000,000	USD	708,402	7,740
05/31/2018	Goldman Sachs International	EUR	460,000	USD	570,733	13,901
05/31/2018	Goldman Sachs International	MYR	7,000,000	USD	1,793,988	22,574
05/31/2018	Goldman Sachs International	RUB	50,000,000	USD	865,636	74,706
05/31/2018	Goldman Sachs International	USD	1,178,918	COP	3,400,000,000	33,807
05/31/2018	Goldman Sachs International	ZAR	22,000,000	USD	1,789,352	32,443
05/31/2018	J.P. Morgan Securities LLC	CZK	3,000,000	USD	142,020	235
05/31/2018	Merrill Lynch International	IDR	21,700,000,000	USD	1,583,017	30,498
05/31/2018	Merrill Lynch International	INR	50,000,000	USD	763,242	13,774
05/31/2018	Merrill Lynch International	THB	50,000,000	USD	1,587,806	3,462
05/31/2018	Merrill Lynch International	USD	1,234,138	COP	3,500,000,000	14,255
05/31/2018	Merrill Lynch International	USD	450,740	MXN	8,500,000	1,615
05/31/2018	Merrill Lynch International	ZAR	6,780,000	USD	564,575	23,127
05/31/2018	Morgan Stanley & Co. LLC	CLP	740,000,000	USD	1,227,401	21,610
05/31/2018	Morgan Stanley & Co. LLC	CZK	47,000,000	USD	2,278,788	57,485
05/31/2018	Morgan Stanley & Co. LLC	EUR	450,000	USD	550,761	6,033
05/31/2018	Morgan Stanley & Co. LLC	JPY	150,000,000	USD	1,400,710	25,581
05/31/2018	Morgan Stanley & Co. LLC	ZAR	11,000,000	USD	928,190	49,735
06/01/2018	Deutsche Bank Securities Inc.	PLN	3,500,000	USD	1,021,341	23,659
06/01/2018	Morgan Stanley & Co. LLC	PLN	9,900,000	USD	2,902,727	80,712
06/04/2018	Merrill Lynch International	BRL	2,510,000	USD	721,959	8,113
Subtotal — Appreciation						1,029,710
05/03/2018	Barclays Bank PLC	USD	575,457	BRL	2,000,000	(4,779)
05/03/2018	Deutsche Bank Securities Inc.	USD	577,134	BRL	2,000,000	(6,457)
05/03/2018	Goldman Sachs International	USD	3,855,103	BRL	13,420,000	(25,858)
05/03/2018	Merrill Lynch International	USD	2,519,329	BRL	8,710,000	(34,029)
05/31/2018	Barclays Bank PLC	MXN	69,758,189	USD	3,684,420	(27,991)
05/31/2018	Barclays Bank PLC	USD	2,973,519	CLP	1,770,000,000	(89,398)
05/31/2018	Barclays Bank PLC	USD	3,040,267	RUB	174,000,000	(287,830)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/31/2018	Barclays Bank PLC	USD	570,055	ZAR	6,700,000	$(34,996)
05/31/2018	Deutsche Bank Securities Inc.	USD	2,881,546	CZK	59,000,000	(93,101)
05/31/2018	Deutsche Bank Securities Inc.	USD	996,271	EUR	810,000	(15,762)
05/31/2018	Deutsche Bank Securities Inc.	USD	19,552	HUF	5,000,000	(268)
05/31/2018	Deutsche Bank Securities Inc.	USD	579,374	IDR	8,000,000,000	(7,017)
05/31/2018	Deutsche Bank Securities Inc.	USD	2,875,372	JPY	306,000,000	(70,109)
05/31/2018	Deutsche Bank Securities Inc.	USD	779,180	TRY	3,100,000	(23,926)
05/31/2018	Goldman Sachs International	COP	1,000,000,000	USD	356,179	(505)
05/31/2018	Goldman Sachs International	TRY	5,300,000	USD	1,288,938	(2,303)
05/31/2018	Goldman Sachs International	USD	582,072	CLP	350,000,000	(11,766)
05/31/2018	Goldman Sachs International	USD	1,234,540	EUR	1,000,000	(24,035)
05/31/2018	Goldman Sachs International	USD	1,199,607	HUF	300,000,000	(42,554)
05/31/2018	Goldman Sachs International	USD	1,782,985	MYR	7,000,000	(11,571)
05/31/2018	Goldman Sachs International	USD	1,873,033	TRY	7,600,000	(21,443)
05/31/2018	Goldman Sachs International	USD	976,109	ZAR	11,700,000	(41,752)
05/31/2018	J.P. Morgan Securities LLC	TRY	2,300,000	USD	550,820	(9,529)
05/31/2018	J.P. Morgan Securities LLC	USD	931,756	EUR	750,000	(23,877)
05/31/2018	J.P. Morgan Securities LLC	USD	535,756	ZAR	6,700,000	(697)
05/31/2018	Merrill Lynch International	USD	572,150	CLP	340,000,000	(18,138)
05/31/2018	Merrill Lynch International	USD	1,437,929	JPY	150,000,000	(62,800)
05/31/2018	Merrill Lynch International	USD	1,609,788	THB	50,000,000	(25,444)
05/31/2018	Merrill Lynch International	USD	820,497	TRY	3,200,000	(40,880)
05/31/2018	Merrill Lynch International	USD	454,375	ZAR	5,500,000	(15,148)
05/31/2018	Morgan Stanley & Co. LLC	COP	3,100,000,000	USD	1,068,818	(36,902)
05/31/2018	Morgan Stanley & Co. LLC	USD	937,025	JPY	99,000,000	(29,440)
05/31/2018	Morgan Stanley & Co. LLC	USD	1,170,843	MXN	22,000,000	(41)
05/31/2018	Morgan Stanley & Co. LLC	USD	803,665	RUB	50,000,000	(12,734)
06/01/2018	Deutsche Bank Securities Inc.	USD	1,188,756	PLN	4,000,000	(48,548)
06/01/2018	Goldman Sachs International	USD	2,623,095	PLN	8,900,000	(86,132)
06/01/2018	Morgan Stanley & Co. LLC	USD	574,380	PLN	2,000,000	(4,275)
Subtotal — Depreciation						(1,292,035)
Total Foreign Currency Contracts — Currency Risk						$(262,325)

Open Over-The-Counter Interest Rate Swap Agreements — Interest Rate Risk
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Citigroup Global Markets Inc.	Pay	CFETS 7-Day CNY Fixing Repo Rates	Quarterly	3.91%	Quarterly	03/05/2023	CNY	15,000,000	$—	$32,453	$32,453

Investment Abbreviations:

BRL	– Brazilian Real
CFETS	– China Foreign Exchange Trade System
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
CZK	– Czech Koruna
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee

JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PLN	– Poland Zloty
RUB	– Russian Ruble
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Flexible Bond Fund

Portfolio Composition

By industry, based on Total Investments

as of April 30, 2018

Sovereign Debt	47.1%
Integrated Oil & Gas	7.1
Other Diversified Financial Services	4.8
Diversified Banks	4.6
Wireless Telecommunication Services	3.8
Oil & Gas Exploration & Production	3.7
Independent Power Producers & Energy Traders	2.2
Diversified Metals & Mining	1.8
Copper	1.8
Packaged Foods & Meats	1.7
Integrated Telecommunication Services	1.4
Electric Utilities	1.3
Steel	1.3
Industrial Conglomerates	1.2
Consumer Finance	1.2
Industry Type Each Less Than 1% of Portfolio	7.7
Money Market Funds	7.3

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $43,167,947)	$42,852,788
Investments in affiliated money market funds, at value (Cost $3,355,188)	3,355,285
Other investments:
Swaps receivable — OTC	14,463
Unrealized appreciation on forward foreign currency contracts outstanding	1,029,710
Unrealized appreciation on swap agreements — OTC	32,453
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	70,000
Cash collateral OTC Derivatives	320,000
Cash	65,348
Receivable for:
Investments sold	10,323,886
Fund shares sold	150,569
Dividends and interest	756,664
Investment for trustee deferred compensation and retirement plans	29,398
Other assets	59,869
Total assets	59,060,433

Liabilities:
Other investments:
Options written, at value (premiums received $38,412)	2,177
Swaps payable — OTC	12,206
Unrealized depreciation on forward foreign currency contracts outstanding	1,292,035
Payable for:
Investments purchased	2,525,116
Fund shares reacquired	13,068,319
Accrued fees to affiliates	15,227
Accrued trustees’ and officers’ fees and benefits	1,518
Accrued other operating expenses	60,941
Trustee deferred compensation and retirement plans	30,525
Total liabilities	17,008,064
Net assets applicable to shares outstanding	$42,052,369

Net assets consist of:
Shares of beneficial interest	$44,467,094
Undistributed net investment income	246,628
Undistributed net realized gain (loss)	(2,126,646)
Net unrealized appreciation (depreciation)	(534,707)
$42,052,369

Net Assets:
Class A	$4,160,332
Class C	$1,251,824
Class R	$111,363
Class Y	$2,189,640
Class R5	$6,543
Class R6	$34,332,667

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	649,824
Class C	195,467
Class R	17,413
Class Y	342,133
Class R5	1,023
Class R6	5,369,914
Class A:
Net asset value per share	$6.40
Maximum offering price per share (Net asset value of $6.40 ÷ 95.75%)	$6.68
Class C:
Net asset value and offering price per share	$6.40
Class R:
Net asset value and offering price per share	$6.40
Class Y:
Net asset value and offering price per share	$6.40
Class R5:
Net asset value and offering price per share	$6.40
Class R6:
Net asset value and offering price per share	$6.39

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $24,071)	$1,647,895
Dividends from affiliated money market funds	25,776
Total investment income	1,673,671

Expenses:
Advisory fees	214,340
Administrative services fees	24,795
Custodian fees	23,959
Distribution fees:
Class A	5,710
Class B	155
Class C	7,008
Class R	511
Transfer agent fees — A, B, C, R & Y	11,955
Transfer agent fees — R6	90
Trustees’ and officers’ fees and benefits	10,979
Registration and filing fees	44,644
Reports to shareholders	11,326
Professional services fees	42,643
Other	17,164
Total expenses	415,279
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(121,452)
Net expenses	293,827
Net investment income	1,379,844

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(176,978)
Foreign currencies	(78,509)
Forward foreign currency contracts	(282,728)
Futures contracts	76,143
Option contracts written	(10,299)
Swap agreements	(295,408)
(767,779)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,744,500)
Foreign currencies	(13,026)
Forward foreign currency contracts	(568,145)
Futures contracts	42,905
Option contracts written	35,277
Swap agreements	143,961
(2,103,528)
Net realized and unrealized gain (loss)	(2,871,307)
Net increase (decrease) in net assets resulting from operations	$(1,491,463)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$1,379,844	$3,383,259
Net realized gain (loss)	(767,779)	(374,815)
Change in net unrealized appreciation (depreciation)	(2,103,528)	1,078,584
Net increase (decrease) in net assets resulting from operations	(1,491,463)	4,087,028

Distributions to shareholders from net investment income:
Class A	(89,857)	(163,006)
Class B	(508)	(2,408)
Class C	(22,324)	(34,538)
Class R	(3,578)	(9,158)
Class Y	(43,069)	(46,029)
Class R5	(140)	(266)
Class R6	(1,012,176)	(2,155,646)
Total distributions from net investment income	(1,171,652)	(2,411,051)

Share transactions–net:
Class A	(465,418)	(467,124)
Class B	(68,467)	(54,285)
Class C	96,320	(4,002)
Class R	(165,552)	11,179
Class Y	314,251	1,593,643
Class R6	(12,881,520)	(12,694,404)
Net increase (decrease) in net assets resulting from share transactions	(13,170,386)	(11,614,993)
Net increase (decrease) in net assets	(15,833,501)	(9,939,016)

Net assets:
Beginning of period	57,885,870	67,824,886
End of period (includes undistributed net investment income of $246,628 and $ $38,436, respectively)	$42,052,369	$57,885,870

Notes to Consolidated Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a

14                         Invesco Emerging Markets Flexible Bond Fund

CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

15                         Invesco Emerging Markets Flexible Bond Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

16                         Invesco Emerging Markets Flexible Bond Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

17                         Invesco Emerging Markets Flexible Bond Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since

18                         Invesco Emerging Markets Flexible Bond Fund

entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

19                         Invesco Emerging Markets Flexible Bond Fund

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 1.99% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $109,407 and reimbursed class level expenses of $6,476, $44, $1,987, $290, $2,906 and $90 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $596 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

20                         Invesco Emerging Markets Flexible Bond Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$29,534,268	$—	$29,534,268
Non-U.S. Dollar Denominated Bonds & Notes	—	13,229,226	—	13,229,226
Money Market Funds	3,355,285	—	—	3,355,285
Options Purchased	—	89,294	—	89,294
Total Investments in Securities	3,355,285	42,852,788	—	46,208,073
Other Investments — Assets*
Forward Foreign Currency Contracts	—	1,029,710	—	1,029,710
Swap Agreements	—	32,453	—	32,453
	—	1,062,163	—	1,062,163
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(1,292,035)	—	(1,292,035)
Options Written	—	(2,177)	—	(2,177)
	—	(1,294,212)	—	(1,294,212)
Total Other Investments	—	(232,049)	—	(232,049)
Total Investments	$3,355,285	$42,620,739	$—	$45,976,024

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — OTC	$—	$32,453	$32,453
Options purchased, at value — OTC(a)	24,417	64,877	89,294
Unrealized appreciation on forward foreign currency contracts outstanding	1,029,710	—	1,029,710
Total Derivative Assets	1,054,127	97,330	1,151,457
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$1,054,127	$97,330	$1,151,457

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Options written, at value — OTC	$(2,177)	$—	$(2,177)
Unrealized depreciation on forward foreign currency contracts outstanding	(1,292,035)	—	(1,292,035)
Total Derivative Liabilities	(1,294,212)	—	(1,294,212)
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Liabilities subject to master netting agreements	$(1,294,212)	$—	$(1,294,212)

(a)	Options purchased, at value, as reported in the Consolidated Schedule of Investments.

21                         Invesco Emerging Markets Flexible Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Parent
Barclays Bank PLC	$129,973	$—	$—	$129,973	$(444,994)	$—	$—	$(444,994)	$(315,021)	$—	$315,021	$—
Citigroup Global Markets Inc.	26,243	88,624	46,916	161,783	—	(2,177)	(12,206)	(14,383)	147,400	—	—	147,400
Deutsche Bank Securities Inc.	232,981	—	—	232,981	(265,188)	—	—	(265,188)	(32,207)	—	—	(32,207)
Goldman Sachs International	264,739	670	—	265,409	(267,919)	—	—	(267,919)	(2,510)	—	—	(2,510)
J.P. Morgan Securities LLC	235	—	—	235	(34,103)	—	—	(34,103)	(33,868)	—	—	(33,868)
Merrill Lynch International	134,383	—	—	134,383	(196,439)	—	—	(196,439)	(62,056)	—	—	(62,056)
Morgan Stanley & Co. LLC	241,156	—	—	241,156	(83,392)	—	—	(83,392)	157,764	—	—	157,764
Total	$1,029,710	$89,294	$46,916	$1,165,920	$(1,292,035)	$(2,177)	$(12,206)	$(1,306,418)	$(140,498)	$—	$315,021	$174,523

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(282,728)	$—	$(282,728)
Futures contracts	(25,882)	—	—	102,025	76,143
Options purchased(a)	—	—	(33,180)	87,552	54,372
Options written	—	—	(10,299)	—	(10,299)
Swap agreements	—	(15,600)	—	(279,808)	(295,408)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(568,145)	—	(568,145)
Futures contracts	528	—	—	42,377	42,905
Options purchased(a)	—	—	(1,874)	900	(974)
Options written	—	—	35,277	—	35,277
Swap agreements	—	(23,905)	—	167,866	143,961
Total	$(25,354)	$(39,505)	$(860,949)	$120,912	$(804,896)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the two-month average notional value of futures contracts and the six-month average notional value of forward foreign currency contracts, options purchased, options written and swap agreements.

	Futures Contracts	Forward Foreign Currency Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$9,058,917	$66,983,506	$4,098,651	$1,700,000	$13,004,601

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $252.

22                         Invesco Emerging Markets Flexible Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$1,713,795	$1,713,795

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $68,576,932 and $73,239,390, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,822,406
Aggregate unrealized (depreciation) of investments	(2,798,341)
Net unrealized appreciation (depreciation) of investments	$(975,935)

Cost of investments for tax purposes is $46,951,959.

23                         Invesco Emerging Markets Flexible Bond Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	118,092	$781,929	231,935	$1,537,198
Class B(b)	—	—	4,146	27,896
Class C	79,454	531,730	57,250	378,197
Class R	1,609	10,691	5,432	35,646
Class Y	77,729	515,869	319,698	2,114,044
Class R6	261,654	1,736,507	2,029	13,232

Issued as reinvestment of dividends:
Class A	12,011	78,797	19,843	130,341
Class B(b)	42	280	320	2,095
Class C	2,125	13,958	4,072	26,779
Class R	525	3,456	1,353	8,886
Class Y	3,870	25,340	4,509	29,792
Class R6	154,566	1,012,176	329,038	2,155,646

Conversion of Class B shares to Class A shares:(c)
Class A	9,784	65,942	8,303	54,831
Class B	(9,790)	(65,942)	(8,306)	(54,831)

Reacquired:
Class A	(210,275)	(1,392,086)	(332,849)	(2,189,494)
Class B(b)	(420)	(2,805)	(4,555)	(29,445)
Class C	(68,037)	(449,368)	(62,177)	(408,978)
Class R	(26,879)	(179,699)	(5,144)	(33,353)
Class Y	(34,222)	(226,958)	(83,659)	(550,193)
Class R6(d)	(2,431,329)	(15,630,203)	(2,245,209)	(14,863,282)
Net increase (decrease) in share activity	(2,059,491)	$(13,170,386)	(1,753,971)	$(11,614,993)

(a)	82% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(d)	On May 1, 2017, 1,545,008 Class R6 shares valued at $10,243,403 were redeemed by affiliated mutual funds.

24                         Invesco Emerging Markets Flexible Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$6.71	$0.15	$(0.33)	$(0.18)	$(0.13)	$—	$(0.13)	$6.40	(2.74)%	$4,160	1.23	%(d)	1.91	%(d)	4.63	%(d)	136%
Year ended 10/31/17	6.53	0.35	0.07	0.42	(0.24)	—	(0.24)	6.71	6.62	4,832	1.23		1.91		5.25		245
Year ended 10/31/16	6.77	0.27	(0.25)	0.02	—	(0.26)	(0.26)	6.53	0.45	5,182	1.23		1.91		4.16		266
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24		1.89		5.46		50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Class B
Six months ended 04/30/18(e)	6.71	0.06	0.02	0.08	(0.05)	—	(0.05)	6.74	1.23	—	1.98	(d)	2.66	(d)	3.88	(d)	136
Year ended 10/31/17	6.53	0.30	0.07	0.37	(0.19)	—	(0.19)	6.71	5.82	68	1.98		2.66		4.50		245
Year ended 10/31/16	6.77	0.22	(0.25)	(0.03)	—	(0.21)	(0.21)	6.53	(0.37)	121	1.98		2.66		3.41		266
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99		2.64		4.71		50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Class C
Six months ended 04/30/18	6.71	0.13	(0.34)	(0.21)	(0.10)	—	(0.10)	6.40	(3.11)	1,252	1.98	(d)	2.66	(d)	3.88	(d)	136
Year ended 10/31/17	6.54	0.30	0.06	0.36	(0.19)	—	(0.19)	6.71	5.66	1,221	1.98		2.66		4.50		245
Year ended 10/31/16	6.77	0.22	(0.24)	(0.02)	—	(0.21)	(0.21)	6.54	(0.21)	1,195	1.98		2.66		3.41		266
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99		2.64		4.71		50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Class R
Six months ended 04/30/18	6.70	0.14	(0.32)	(0.18)	(0.12)	—	(0.12)	6.40	(2.72)	111	1.48	(d)	2.16	(d)	4.38	(d)	136
Year ended 10/31/17	6.53	0.33	0.07	0.40	(0.23)	—	(0.23)	6.70	6.20	283	1.48		2.16		5.00		245
Year ended 10/31/16	6.76	0.25	(0.24)	0.01	—	(0.24)	(0.24)	6.53	0.33	264	1.48		2.16		3.91		266
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49		2.14		5.21		50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Class Y
Six months ended 04/30/18	6.71	0.16	(0.33)	(0.17)	(0.14)	—	(0.14)	6.40	(2.62)	2,190	0.98	(d)	1.66	(d)	4.88	(d)	136
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	1,977	0.98		1.66		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	354	0.98		1.66		4.41		266
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99		1.64		5.71		50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Class R5
Six months ended 04/30/18	6.71	0.16	(0.33)	(0.17)	(0.14)	—	(0.14)	6.40	(2.62)	7	0.98	(d)	1.36	(d)	4.88	(d)	136
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	7	0.98		1.31		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	7	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99		1.34		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Class R6
Six months ended 04/30/18	6.70	0.16	(0.33)	(0.17)	(0.14)	—	(0.14)	6.39	(2.63)	34,333	0.98	(d)	1.36	(d)	4.88	(d)	136
Year ended 10/31/17	6.53	0.36	0.07	0.43	(0.26)	—	(0.26)	6.70	6.73	49,498	0.98		1.31		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.73	60,702	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99		1.33		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,606, $65, $1,413, $206, $2,067, $7 and $49,300 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

25                         Invesco Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$972.60	$6.02	$1,018.70	$6.16	1.23%
C	1,000.00	970.40	9.67	1,014.98	9.89	1.98
R	1,000.00	972.80	7.24	1,017.46	7.40	1.48
Y	1,000.00	973.80	4.80	1,019.93	4.91	0.98
R5	1,000.00	973.80	4.80	1,019.93	4.91	0.98
R6	1,000.00	975.30	4.80	1,019.93	4.91	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

26                         Invesco Emerging Markets Flexible Bond Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in December 2017. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/13/2017	Class A	$0.0535	$0.000	$0.0107	$0.0642
12/13/2017	Class B	$0.0408	$0.000	$0.0107	$0.0515
12/13/2017	Class C	$0.0409	$0.000	$0.0107	$0.0516
12/13/2017	Class R	$0.0492	$0.000	$0.0107	$0.0599
12/13/2017	Class Y	$0.0577	$0.000	$0.0107	$0.0684
12/13/2017	Class R5	$0.0577	$0.000	$0.0107	$0.0684
12/13/2017	Class R6	$0.0576	$0.000	$0.0107	$0.0683

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

27                         Invesco Emerging Markets Flexible Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. EMFB-SAR-1 06152018 0827

Semiannual Report to Shareholders	April 30, 2018

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
15	Financial Highlights
16	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.81%
Class C Shares	0.45
Class R Shares	0.68
Class Y Shares	0.93
Class R5 Shares	1.00
Class R6 Shares	1.04
S&P 500 Index▼ (Broad Market Index)	3.82
Russell Midcap Index▼ (Style-Specific Index)	3.69
Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	2.92
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Endeavor Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.15%
10 Years	8.84
5 Years	6.96
1 Year	3.18

Class C Shares
Inception (11/4/03)	8.78%
10 Years	8.65
5 Years	7.37
1 Year	7.40

Class R Shares
Inception (4/30/04)	9.00%
10 Years	9.20
5 Years	7.90
1 Year	8.90

Class Y Shares
10 Years	9.73%
5 Years	8.44
1 Year	9.45

Class R5 Shares
Inception (4/30/04)	9.77%
10 Years	9.97
5 Years	8.57
1 Year	9.60

Class R6 Shares
10 Years	9.75%
5 Years	8.67
1 Year	9.71

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.24%
10 Years	9.15
5 Years	7.06
1 Year	4.46

Class C Shares
Inception (11/4/03)	8.88%
10 Years	8.96
5 Years	7.47
1 Year	8.73

Class R Shares
Inception (4/30/04)	9.10%
10 Years	9.51
5 Years	8.00
1 Year	10.24

Class Y Shares
10 Years	10.04%
5 Years	8.54
1 Year	10.83

Class R5 Shares
Inception (4/30/04)	9.86%
10 Years	10.28
5 Years	8.67
1 Year	10.93

Class R6 Shares
10 Years	10.05%
5 Years	8.77
1 Year	10.99

Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 0.99% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.39%, 2.14%, 1.64%, 1.14%, 1.01% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Endeavor Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Endeavor Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–85.63%
Agricultural & Farm Machinery–2.39%
Deere & Co.	41,065	$5,557,326

Air Freight & Logistics–2.66%
Echo Global Logistics, Inc.(b)	226,792	6,191,422

Airlines–6.05%
Ryanair Holdings PLC–ADR (Ireland)(b)	60,813	6,687,606
Spirit Airlines Inc.(b)	207,235	7,402,434
		14,090,040

Apparel Retail–3.44%
Ross Stores, Inc.	99,076	8,010,295

Asset Management & Custody Banks–6.58%
Affiliated Managers Group, Inc.	43,687	7,202,239
Oaktree Capital Group LLC	205,449	8,115,235
		15,317,474

Automotive Retail–5.83%
AutoZone, Inc.(b)	9,082	5,671,891
CarMax, Inc.(b)	126,486	7,905,375
		13,577,266

Communications Equipment–1.00%
Plantronics, Inc.	35,727	2,327,614

Construction & Engineering–1.87%
Orion Group Holdings, Inc.(b)	719,419	4,359,679

Consumer Finance–3.65%
Encore Capital Group, Inc.(b)	190,343	8,489,298

Data Processing & Outsourced Services–2.11%
Alliance Data Systems Corp.	24,247	4,923,353

Diversified Banks–2.32%
Bank of America Corp.	180,747	5,407,950

Environmental & Facilities Services–2.57%
Stericycle, Inc.(b)	102,090	5,993,704

Health Care Distributors–4.06%
McKesson Corp.	60,513	9,452,736

Health Care Equipment–3.30%
Zimmer Biomet Holdings, Inc.	66,803	7,693,701

Industrial Conglomerates–2.10%
DCC PLC (United Kingdom)	50,956	4,901,143

Integrated Oil & Gas–1.87%
Cenovus Energy Inc. (Canada)	433,667	4,344,440

IT Consulting & Other Services–4.21%
Cognizant Technology Solutions Corp.–Class A	119,977	9,816,518

	Shares	Value
Life & Health Insurance–1.99%
Unum Group	95,729	$4,631,369

Managed Health Care–4.63%
UnitedHealth Group Inc.	45,660	10,794,024

Multi-Line Insurance–2.04%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	146,205	4,749,010

Oil & Gas Exploration & Production–2.64%
Devon Energy Corp.	169,120	6,144,130

Real Estate Operating Companies–5.68%
Brookfield Property Partners L.P.	683,918	13,220,135

Research & Consulting Services–2.62%
Nielsen Holdings PLC	193,755	6,093,595

Specialty Chemicals–2.43%
Axalta Coating Systems Ltd.(b)	183,319	5,664,557

Systems Software–3.61%
Check Point Software Technologies Ltd. (Israel)(b)	87,038	8,400,037

Trading Companies & Distributors–3.98%
Grafton Group PLC (United Kingdom)(c)	304,859	3,151,473
Titan Machinery, Inc.(b)	317,106	6,126,488
		9,277,961
Total Common Stocks & Other Equity Interests (Cost $153,382,369)		199,428,777

Money Market Funds–14.41%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(d)	11,744,513	11,744,513
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(d)	8,386,768	8,387,606
Invesco Treasury Portfolio–Institutional Class, 1.62%(d)	13,422,300	13,422,300
Total Money Market Funds (Cost $33,554,840)		33,554,419
TOTAL INVESTMENTS IN SECURITIES–100.04% (Cost $186,937,209)		232,983,196
OTHER ASSETS LESS LIABILITIES–(0.04)%		(91,426)
NET ASSETS–100.00%		$232,891,770

Investment Abbreviations:

ADR	– American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Endeavor Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets as of April 30, 2018

Industrials	24.2%
Financials	16.6
Health Care	12.0
Information Technology	10.9
Consumer Discretionary	9.3
Real Estate	5.7
Energy	4.5
Materials	2.4
Money Market Funds Plus Other Assets Less Liabilities	14.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Endeavor Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $153,382,369)	$199,428,777
Investments in affiliated money market funds, at value (Cost $33,554,840)	33,554,419
Foreign currencies, at value (Cost $192)	200
Receivable for:
Fund shares sold	150,689
Dividends	133,893
Investment for trustee deferred compensation and retirement plans	71,407
Other assets	44,282
Total assets	233,383,667

Liabilities:
Payable for:
Fund shares reacquired	191,693
Accrued fees to affiliates	163,907
Accrued trustees’ and officers’ fees and benefits	2,154
Accrued other operating expenses	54,024
Trustee deferred compensation and retirement plans	80,119
Total liabilities	491,897
Net assets applicable to shares outstanding	$232,891,770

Net assets consist of:
Shares of beneficial interest	$185,655,038
Undistributed net investment income (loss)	(275,368)
Undistributed net realized gain	1,463,161
Net unrealized appreciation	46,048,939
$232,891,770

Net Assets:
Class A	$131,193,467
Class C	$28,549,728
Class R	$12,128,547
Class Y	$37,161,323
Class R5	$21,128,765
Class R6	$2,729,940

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,749,148
Class C	1,702,551
Class R	650,692
Class Y	1,852,793
Class R5	1,021,749
Class R6	131,277
Class A:
Net asset value per share	$19.44
Maximum offering price per share
(Net asset value of $19.44 ÷ 94.50%)	$20.57
Class C:
Net asset value and offering price per share	$16.77
Class R:
Net asset value and offering price per share	$18.64
Class Y:
Net asset value and offering price per share	$20.06
Class R5:
Net asset value and offering price per share	$20.68
Class R6:
Net asset value and offering price per share	$20.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Endeavor Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $5,044)	$1,250,070
Dividends from affiliated money market funds	276,723
Total investment income	1,526,793

Expenses:
Advisory fees	907,344
Administrative services fees	42,426
Custodian fees	6,703
Distribution fees:
Class A	170,625
Class B	1,399
Class C	153,357
Class R	33,637
Transfer agent fees — A, B, C, R and Y	226,700
Transfer agent fees — R5	11,027
Transfer agent fees — R6	267
Trustees’ and officers’ fees and benefits	12,515
Registration and filing fees	51,283
Reports to shareholders	20,605
Professional services fees	35,540
Other	10,984
Total expenses	1,684,412
Less: Fees waived and expense offset arrangement(s)	(28,490)
Net expenses	1,655,922
Net investment income (loss)	(129,129)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,913,395
Foreign currencies	(19,291)
2,894,104
Change in net unrealized appreciation (depreciation) of:
Investment securities	(569,154)
Foreign currencies	1,446
(567,708)
Net realized and unrealized gain	2,326,396
Net increase in net assets resulting from operations	$2,197,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(129,129)	$(361,707)
Net realized gain	2,894,104	26,040,264
Change in net unrealized appreciation (depreciation)	(567,708)	37,845,677
Net increase in net assets resulting from operations	2,197,267	63,524,234

Distributions to shareholders from net realized gains:
Class A	(3,714,684)	(12,424,004)
Class B	(17,894)	(112,920)
Class C	(970,910)	(3,915,415)
Class R	(405,139)	(1,786,325)
Class Y	(998,008)	(2,904,478)
Class R5	(569,252)	(2,170,163)
Class R6	(53,908)	(4,593,195)
Total distributions from net realized gains	(6,729,795)	(27,906,500)

Share transactions–net:
Class A	1,036,277	(1,049,715)
Class B	(662,373)	(628,934)
Class C	(2,236,727)	(3,264,441)
Class R	(2,071,394)	(5,371,596)
Class Y	788,788	13,558,855
Class R5	(707,384)	(2,388,568)
Class R6	750,179	(52,762,339)
Net increase (decrease) in net assets resulting from share transactions	(3,102,634)	(51,906,738)
Net increase (decrease) in net assets	(7,635,162)	(16,289,004)

Net assets:
Beginning of period	240,526,932	256,815,936
End of period (includes undistributed net investment income (loss) of $(275,368) and $(146,239), respectively)	$232,891,770	$240,526,932

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

9                         Invesco Endeavor Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

10                         Invesco Endeavor Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

11                         Invesco Endeavor Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $25,311.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $15,021 in front-end sales commissions from the sale of Class A shares and $95 and $892 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12                         Invesco Endeavor Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $7,900,483, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$186,627,151	$12,801,626	$—	$199,428,777
Money Market Funds	33,554,419	—	—	33,554,419
Total Investments	$220,181,570	$12,801,626	$—	$232,983,196

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,179.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

13                         Invesco Endeavor Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $31,304,374 and $28,551,359, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$56,040,560
Aggregate unrealized (depreciation) of investments	(11,464,365)
Net unrealized appreciation of investments	$44,576,195

Cost of investments for tax purposes is $188,407,001.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	710,923	$14,245,025	1,807,365	$34,503,121
Class B(b)	225	4,018	6,048	102,352
Class C	72,988	1,274,677	530,870	8,932,756
Class R	68,966	1,332,482	245,467	4,520,273
Class Y	312,609	6,476,350	1,335,758	26,384,134
Class R5	88,315	1,891,778	182,739	3,694,560
Class R6	57,632	1,241,821	92,237	1,821,200

Issued as reinvestment of dividends:
Class A	180,366	3,600,097	646,548	12,001,370
Class B(b)	1,018	17,563	6,665	108,737
Class C	53,635	926,282	230,746	3,755,445
Class R	21,115	404,560	99,570	1,782,309
Class Y	42,480	874,239	142,134	2,700,939
Class R5	26,729	566,931	110,165	2,160,340
Class R6	2,510	53,507	233,120	4,593,195

Conversion of Class B shares to Class A shares:(c)
Class A	29,185	617,254	28,063	538,538
Class B	(33,929)	(617,254)	(32,635)	(538,538)

Reacquired:
Class A	(868,625)	(17,426,099)	(2,510,541)	(48,092,744)
Class B(b)	(3,851)	(66,700)	(17,410)	(301,485)
Class C	(255,805)	(4,437,686)	(951,649)	(15,952,642)
Class R	(198,275)	(3,808,436)	(637,158)	(11,674,178)
Class Y	(317,856)	(6,561,801)	(794,777)	(15,526,218)
Class R5	(148,256)	(3,166,093)	(411,566)	(8,243,468)
Class R6(d)	(25,417)	(545,149)	(3,022,821)	(59,176,734)
Net increase (decrease) in share activity	(183,318)	$(3,102,634)	(2,681,062)	$(51,906,738)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(d)	On May 5, 2017, 2,459,627 Class R6 shares valued at $47,864,341 were redeemed by affiliated mutual funds.

14                         Invesco Endeavor Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$19.81	$(0.01)	$0.18	$0.17	$—	$(0.54)	$(0.54)	$19.44	0.81%	$131,193	1.33	%(d)	1.35	%(d)	(0.08	)%(d)	14%
Year ended 10/31/17	17.19	(0.03)	4.57	4.54	—	(1.92)	(1.92)	19.81	27.44	132,670	1.34		1.36		(0.13)		19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19	—	(2.30)	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Class B
Six months ended 04/30/18(e)	17.21	(0.03)	1.63	1.60	—	(0.54)	(0.54)	18.27	9.50	—	2.08	(d)	2.10	(d)	(0.83	)(d)	14
Year ended 10/31/17	15.25	(0.15)	4.03	3.88	—	(1.92)	(1.92)	17.21	26.54	629	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.52	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.25	1.28	1,127	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Class C
Six months ended 04/30/18	17.22	(0.07)	0.16	0.09	—	(0.54)	(0.54)	16.77	0.45	28,550	2.08	(d)	2.10	(d)	(0.83	)(d)	14
Year ended 10/31/17	15.26	(0.15)	4.03	3.88	—	(1.92)	(1.92)	17.22	26.52	31,548	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Class R
Six months ended 04/30/18	19.04	(0.03)	0.17	0.14	—	(0.54)	(0.54)	18.64	0.68	12,129	1.58	(d)	1.60	(d)	(0.33	)(d)	14
Year ended 10/31/17	16.62	(0.07)	4.41	4.34	—	(1.92)	(1.92)	19.04	27.16	14,449	1.59		1.61		(0.38)		19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	—	(2.30)	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Class Y
Six months ended 04/30/18	20.40	0.02	0.18	0.20	—	(0.54)	(0.54)	20.06	0.93	37,161	1.08	(d)	1.10	(d)	0.17	(d)	14
Year ended 10/31/17	17.61	0.02	4.69	4.71	—	(1.92)	(1.92)	20.40	27.77	37,034	1.09		1.11		0.12		19
Year ended 10/31/16	19.66	0.02	0.23	0.25	—	(2.30)	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Class R5
Six months ended 04/30/18	21.00	0.03	0.19	0.22	—	(0.54)	(0.54)	20.68	1.00	21,129	0.97	(d)	0.99	(d)	0.28	(d)	14
Year ended 10/31/17	18.06	0.05	4.81	4.86	—	(1.92)	(1.92)	21.00	27.92	22,158	0.96		0.98		0.25		19
Year ended 10/31/16	20.08	0.05	0.23	0.28	—	(2.30)	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Class R6
Six months ended 04/30/18	21.11	0.04	0.19	0.23	—	(0.54)	(0.54)	20.80	1.04	2,730	0.89	(d)	0.91	(d)	0.36	(d)	14
Year ended 10/31/17	18.13	0.07	4.83	4.90	—	(1.92)	(1.92)	21.11	28.04	2,038	0.88		0.90		0.33		19
Year ended 10/31/16	20.13	0.06	0.24	0.30	—	(2.30)	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $137,630, $588, $30,926, $13,566, $38,367, $22,236 and $2,504 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

15                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,008.10	$6.62	$1,018.20	$6.66	1.33%
C	1,000.00	1,004.50	10.34	1,014.48	10.39	2.08
R	1,000.00	1,006.80	7.86	1,016.96	7.90	1.58
Y	1,000.00	1,009.30	5.38	1,019.44	5.41	1.08
R5	1,000.00	1,010.00	4.83	1,019.98	4.86	0.97
R6	1,000.00	1,010.40	4.44	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16                         Invesco Endeavor Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                            Invesco Distributors, Inc.                                                                                  END-SAR-1            06202018     1408

Semiannual Report to Shareholders	April 30, 2018

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses
18	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.78%
Class C Shares	-2.15
Class R Shares	-1.90
Class Y Shares	-1.66
Class R5 Shares	-1.66
Class R6 Shares	-1.66
MSCI World Index▼ (Broad Market Index)	3.40
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	-3.22
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	-1.63
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	1.52%
1 Year	-0.97

Class C Shares
Inception (5/2/14)	2.19%
1 Year	3.00

Class R Shares
Inception (5/2/14)	2.69%
1 Year	4.52

Class Y Shares
Inception (5/2/14)	3.20%
1 Year	4.94

Class R5 Shares
Inception (5/2/14)	3.20%
1 Year	4.94

Class R6 Shares
Inception (5/2/14)	3.20%
1 Year	4.94

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.87%, 3.62%, 3.12%, 2.62%, 2.54% and 2.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	1.19%
1 Year	-0.86

Class C Shares
Inception (5/2/14)	1.90%
1 Year	3.10

Class R Shares
Inception (5/2/14)	2.41%
1 Year	4.63

Class Y Shares
Inception (5/2/14)	2.91%
1 Year	5.14

Class R5 Shares
Inception (5/2/14)	2.93%
1 Year	5.14

Class R6 Shares
Inception (5/2/14)	2.91%
1 Year	5.14

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

3                      Invesco Global Infrastructure Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Global Infrastructure Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.87%
Australia–5.03%
APA Group	29,843	$187,051
Macquarie Atlas Roads Group	61,882	298,423
Transurban Group	70,550	614,489
		1,099,963

Canada–13.36%
Enbridge Inc.	31,345	949,604
Pembina Pipeline Corp.	32,815	1,045,264
TransCanada Corp.	21,831	925,824
		2,920,692

China–2.86%
Beijing Capital International Airport Co. Ltd.–Class H	106,000	144,492
China Merchants Port Holdings Co. Ltd.	54,000	120,658
China Resources Gas Group Ltd.	41,335	152,052
ENN Energy Holdings Ltd.	10,000	94,030
Shenzhen Expressway Co. Ltd.–Class H	112,000	113,651
		624,883

France–10.44%
Aéroports de Paris	1,005	220,648
Eiffage S.A.	3,611	428,910
Eutelsat Communications S.A.	4,432	95,839
Getlink S.E.	11,122	157,021
Vinci S.A.	13,810	1,379,090
		2,281,508

Germany–1.06%
Fraport AG Frankfurt Airport Services Worldwide	2,403	232,693

Hong Kong–1.38%
Hong Kong & China Gas Co., Ltd. (The)	144,000	300,802

Italy–1.43%
Atlantia S.p.A.	8,082	267,271
Infrastrutture Wireless Italiane S.p.A.–REGS(a)	5,760	46,354
		313,625

Japan–1.65%
Japan Airport Terminal Co., Ltd.	5,000	204,881
NIPPON GAS CO., LTD.(b)	1,500	73,576
Tokyo Gas Co., Ltd.	3,100	83,143
		361,600

Luxembourg–0.57%
SES S.A.	8,056	124,235

Mexico–0.67%
Grupo Aeroportuario del Pacifico S.A.B. de C.V.–ADR	1,395	145,317

Netherlands–0.58%
InterXion Holding N.V.(b)	1,960	127,439

	Shares	Value
New Zealand–0.46%
Auckland International Airport Ltd.	22,402	$100,135

Spain–4.56%
Abertis Infraestructuras S.A.	13,282	292,903
Aena SME, S.A.–REGS(a)	1,636	337,228
Cellnex Telecom S.A.–REGS(a)	5,619	150,112
Ferrovial, S.A.	10,157	216,510
		996,753

United Kingdom–9.58%
John Laing Group PLC–REGS(a)	56,762	220,820
National Grid PLC	68,430	792,511
Pennon Group PLC	44,920	427,332
Severn Trent PLC	18,478	492,556
United Utilities Group PLC	15,875	162,124
		2,095,343

United States–45.24%
American Tower Corp.–Class A	11,780	1,606,321
Atmos Energy Corp.	5,112	444,182
CenterPoint Energy, Inc.	12,165	308,139
Cheniere Energy, Inc.(b)	13,428	780,972
CMS Energy Corp.	8,684	409,798
Consolidated Edison, Inc.	4,545	364,191
Crown Castle International Corp.	11,779	1,188,148
Edison International	9,995	654,872
Kinder Morgan, Inc.	27,395	433,389
NiSource Inc.	19,158	467,264
ONEOK, Inc.	13,554	816,222
PG&E Corp.	19,678	907,156
SBA Communications Corp.–Class A(b)	1,378	220,797
Sempra Energy	6,532	730,278
Targa Resources Corp.	3,756	176,419
Williams Cos., Inc. (The)	14,877	382,785
		9,890,933
Total Common Stocks & Other Equity Interests (Cost $20,557,319)		21,615,921

Money Market Funds–0.67%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	42,549	42,549
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	55,294	55,299
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	48,628	48,628
Total Money Market Funds (Cost $146,469)		146,476
TOTAL INVESTMENTS IN SECURITIES–99.54% (Cost $20,703,788)		21,762,397
OTHER ASSETS LESS LIABILITIES–0.46%		100,424
NET ASSETS–100.00%		$21,862,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Infrastructure Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $754,514, which represented 3.45% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By Infrastructure Sector, based on Net Assets

as of April 30, 2018

Midstream Services	26.5%
Towers	20.0
Gas Distribution	15.3
Electric Utilities	10.7
Diversified	10.3
Tolls	7.3
Airports	6.5
Infrastructure Sectors each less than 2.0% of the portfolio	2.3
Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $20,557,319)	$21,615,921
Investments in affiliated money market funds, at value (Cost $146,469)	146,476
Foreign currencies, at value (Cost $86,463)	85,618
Receivable for:
Investments sold	8,221
Fund shares sold	3,968
Dividends	39,169
Fund expenses absorbed	17,865
Investment for trustee deferred compensation and retirement plans	9,549
Other assets	51,695
Total assets	21,978,482

Liabilities:
Payable for:
Fund shares reacquired	9,546
Amount due custodian	36,106
Accrued fees to affiliates	11,284
Accrued trustees’ and officers’ fees and benefits	1,477
Accrued other operating expenses	47,699
Trustee deferred compensation and retirement plans	9,549
Total liabilities	115,661
Net assets applicable to shares outstanding	$21,862,821

Net assets consist of:
Shares of beneficial interest	$21,420,915
Undistributed net investment income	28,784
Undistributed net realized gain (loss)	(643,931)
Net unrealized appreciation	1,057,053
$21,862,821

Net Assets:
Class A	$9,188,175
Class C	$1,691,347
Class R	$375,628
Class Y	$10,390,340
Class R5	$10,184
Class R6	$207,147

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	903,532
Class C	166,659
Class R	36,958
Class Y	1,021,373
Class R5	1,001
Class R6	20,362
Class A:
Net asset value per share	$10.17
Maximum offering price per share
(Net asset value of $10.17 ÷ 94.50%)	$10.76
Class C:
Net asset value and offering price per share	$10.15
Class R:
Net asset value and offering price per share	$10.16
Class Y:
Net asset value and offering price per share	$10.17
Class R5:
Net asset value and offering price per share	$10.17
Class R6:
Net asset value and offering price per share	$10.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Infrastructure Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $26,750)	$354,845
Dividends from affiliated money market funds	1,273
Total investment income	356,118

Expenses:
Advisory fees	92,536
Administrative services fees	24,795
Custodian fees	12,735
Distribution fees:
Class A	11,490
Class C	9,711
Class R	815
Transfer agent fees — A, C, R and Y	20,517
Transfer agent fees — R5	4
Transfer agent fees — R6	71
Trustees’ and officers’ fees and benefits	10,875
Registration and filing fees	50,499
Reports to shareholders	9,726
Professional services fees	33,258
Other	6,000
Total expenses	283,032
Less: Fees waived and expenses reimbursed	(147,647)
Net expenses	135,385
Net investment income	220,733

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	151,483
Foreign currencies	(4,111)
147,372
Change in net unrealized appreciation (depreciation) of:
Investment securities	(787,166)
Foreign currencies	(787)
(787,953)
Net realized and unrealized gain (loss)	(640,581)
Net increase (decrease) in net assets resulting from operations	$(419,848)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$220,733	$429,571
Net realized gain	147,372	711,655
Change in net unrealized appreciation (depreciation)	(787,953)	1,300,196
Net increase (decrease) in net assets resulting from operations	(419,848)	2,441,422

Distributions to shareholders from net investment income:
Class A	(121,669)	(133,550)
Class C	(19,411)	(16,079)
Class R	(3,747)	(3,225)
Class Y	(152,893)	(179,756)
Class R5	(155)	(215)
Class R6	(2,871)	(3,330)
Total distributions from net investment income	(300,746)	(336,155)

Distributions to shareholders from net realized gains:
Class A	(208,415)	—
Class C	(46,749)	—
Class R	(6,948)	—
Class Y	(244,308)	—
Class R5	(248)	—
Class R6	(4,499)	—
Total distributions from net realized gains	(511,167)	—

Share transactions–net:
Class A	813,313	3,866,129
Class C	(208,996)	1,400,904
Class R	96,980	202,316
Class Y	268,998	4,473,703
Class R6	23,679	60,864
Net increase in net assets resulting from share transactions	993,974	10,003,916
Net increase (decrease) in net assets	(237,787)	12,109,183

Net assets:
Beginning of period	22,100,608	9,991,425
End of period (includes undistributed net investment income of $28,784 and $108,797, respectively)	$21,862,821	$22,100,608

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

9                         Invesco Global Infrastructure Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

10                         Invesco Global Infrastructure Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

11                         Invesco Global Infrastructure Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $127,055 and reimbursed class level expenses of $8,642, $1,826, $307, $9,742, $4 and $71 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

12                         Invesco Global Infrastructure Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $1,819 in front-end sales commissions from the sale of Class A shares and $49 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $5,444,585 and from Level 2 to Level 1 of $83,143, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$1,099,963	$—	$1,099,963
Canada	2,920,692	—	—	2,920,692
China	94,030	530,853	—	624,883
France	157,020	2,124,488	—	2,281,508
Germany	—	232,693	—	232,693
Hong Kong	—	300,802	—	300,802
Italy	—	313,625	—	313,625
Japan	83,143	278,457	—	361,600
Luxembourg	—	124,235	—	124,235
Mexico	145,317	—	—	145,317
Netherlands	127,439	—	—	127,439
New Zealand	—	100,135	—	100,135
Spain	292,903	703,850	—	996,753
United Kingdom	220,820	1,874,523	—	2,095,343
United States	9,890,933	—	—	9,890,933
Money Market Funds	146,476	—	—	146,476
Total Investments	$14,078,773	$7,683,624	$—	$21,762,397

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the

13                         Invesco Global Infrastructure Fund

Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, which expires as follows:

Capital Loss Carryforward*			Total
Expiration	Short-Term	Long-Term
Not subject to expiration	$236,436	$—	$236,436

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $12,691,936 and $12,377,946, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,091,376
Aggregate unrealized (depreciation) of investments	(556,578)
Net unrealized appreciation of investments	$534,798

Cost of investments for tax purposes is $21,227,599.

14                         Invesco Global Infrastructure Fund

NOTE 8—Share Information

		Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	238,102	$2,517,254	540,397	$5,370,212
Class C	20,787	217,748	167,142	1,644,192
Class R	10,830	111,899	27,781	281,761
Class Y	108,101	1,109,692	604,953	5,980,042
Class R6	3,386	35,029	9,889	97,616

Issued as reinvestment of dividends:
Class A	24,876	260,600	10,009	103,226
Class C	6,072	63,754	1,522	15,805
Class R	985	10,318	292	3,060
Class Y	25,395	266,108	13,517	139,417
Class R6	666	6,967	304	3,114

Reacquired:
Class A	(188,248)	(1,964,541)	(157,736)	(1,607,309)
Class C	(48,304)	(490,498)	(25,138)	(259,093)
Class R	(2,419)	(25,237)	(7,704)	(82,505)
Class Y	(106,971)	(1,106,802)	(161,852)	(1,645,756)
Class R6	(1,761)	(18,317)	(4,001)	(39,866)
Net increase in share activity	91,497	$993,974	1,019,375	$10,003,916

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

15                         Invesco Global Infrastructure Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$10.74	$0.10		$(0.28)	$(0.18)	$(0.14)	$(0.25)	$(0.39)	$10.17	(1.78)%	$9,188	1.28	%(d)	2.62	%(d)	1.95	%(d)	56%
Year ended 10/31/17	9.62	0.25	(e)	1.06	1.31	(0.19)	—	(0.19)	10.74	13.74	8,899	1.29		2.87		2.40	(e)	99
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	—	(0.16)	9.62	3.01	4,194	1.40		4.29		1.76		85
Year ended 10/31/15	10.66	0.17		(1.11)	(0.94)	(0.21)	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Year ended 10/31/14(f)	10.00	0.08		0.63	0.71	(0.05)	—	(0.05)	10.66	7.12	2,497	1.39	(g)	8.60	(g)	1.51	(g)	19
Class C
Six months ended 04/30/18	10.72	0.06		(0.28)	(0.22)	(0.10)	(0.25)	(0.35)	10.15	(2.15)	1,691	2.03	(d)	3.37	(d)	1.20	(d)	56
Year ended 10/31/17	9.60	0.17	(e)	1.06	1.23	(0.11)	—	(0.11)	10.72	12.92	2,016	2.04		3.62		1.65	(e)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	—	(0.09)	9.60	2.24	428	2.15		5.04		1.01		85
Year ended 10/31/15	10.64	0.09		(1.10)	(1.01)	(0.14)	(0.01)	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Year ended 10/31/14(f)	10.00	0.04		0.63	0.67	(0.03)	—	(0.03)	10.64	6.71	181	2.14	(g)	9.35	(g)	0.76	(g)	19
Class R
Six months ended 04/30/18	10.73	0.09		(0.28)	(0.19)	(0.13)	(0.25)	(0.38)	10.16	(1.90)	376	1.53	(d)	2.87	(d)	1.70	(d)	56
Year ended 10/31/17	9.61	0.22	(e)	1.06	1.28	(0.16)	—	(0.16)	10.73	13.47	296	1.54		3.12		2.15	(e)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	—	(0.13)	9.61	2.76	69	1.65		4.54		1.51		85
Year ended 10/31/15	10.66	0.14		(1.11)	(0.97)	(0.19)	(0.01)	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Year ended 10/31/14(f)	10.00	0.07		0.64	0.71	(0.05)	—	(0.05)	10.66	7.05	13	1.64	(g)	8.85	(g)	1.26	(g)	19
Class Y
Six months ended 04/30/18	10.74	0.11		(0.28)	(0.17)	(0.15)	(0.25)	(0.40)	10.17	(1.66)	10,390	1.03	(d)	2.37	(d)	2.20	(d)	56
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	10,685	1.04		2.62		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	5,177	1.15		4.04		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	2,287	1.14	(g)	8.35	(g)	1.76	(g)	19
Class R5
Six months ended 04/30/18	10.74	0.11		(0.28)	(0.17)	(0.15)	(0.25)	(0.40)	10.17	(1.66)	10	1.03	(d)	2.25	(d)	2.20	(d)	56
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	11	1.04		2.54		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	10	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	11	1.14	(g)	8.34	(g)	1.76	(g)	19
Class R6
Six months ended 04/30/18	10.74	0.11		(0.28)	(0.17)	(0.15)	(0.25)	(0.40)	10.17	(1.66)	207	1.03	(d)	2.25	(d)	2.20	(d)	56
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	(0.21)	10.74	14.02	194	1.04		2.54		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	114	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	38	1.14	(g)	8.34	(g)	1.76	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,269, $1,958, $329, $10,447, $10 and $202 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of May 2, 2014.
(g)	Annualized.

16                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$982.20	$6.29	$1,018.45	$6.41	1.28%
C	1,000.00	978.50	9.96	1,014.73	10.14	2.03
R	1,000.00	981.00	7.52	1,017.21	7.65	1.53
Y	1,000.00	983.40	5.07	1,019.69	5.16	1.03
R5	1,000.00	983.40	5.07	1,019.69	5.16	1.03
R6	1,000.00	983.40	5.07	1,019.69	5.16	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Global Infrastructure Fund

Distribution Information Correction notice

The following table sets forth on a per share basis the distribution that was paid in March 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/22/18	Class A	$0.0235	$0.0000	$0.0053	$0.0288
03/22/18	Class C	$0.0051	$0.0000	$0.0053	$0.0104
03/22/18	Class R	$0.0174	$0.0000	$0.0053	$0.0227
03/22/18	Class Y	$0.0297	$0.0000	$0.0053	$0.0350
03/22/18	Class R5	$0.0297	$0.0000	$0.0053	$0.0350
03/22/18	Class R6	$0.0297	$0.0000	$0.0053	$0.0350

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

18                         Invesco Global Infrastructure Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        Invesco Distributors,  Inc.                                                                                     GBLI-SAR-1            06192018      1425

Semiannual Report to Shareholders	April 30, 2018

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ∎ C: MKNCX ∎ R: MKNRX ∎ Y: MKNYX ∎ R5: MKNFX ∎ R6: MKNSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
20	Financial Highlights
21	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.32%
Class C Shares	-1.78
Class R Shares	-1.43
Class Y Shares	-1.20
Class R5 Shares	-1.10
Class R6 Shares	-1.20
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.67
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	0.14
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

    The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.96	%*
1 Year	-6.43

Class C Shares
Inception (12/19/13)	-0.41	%*
1 Year	-2.80

Class R Shares
Inception (12/19/13)	0.10	%*
1 Year	-1.23

Class Y Shares
Inception (12/19/13)	0.58	%*
1 Year	-0.80

Class R5 Shares
Inception (12/19/13)	0.61	%*
1 Year	-0.71

Class R6 Shares
Inception (12/19/13)	0.58	%*
1 Year	-0.81

* Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -2.27%, -1.76%, -1.23%, -0.73%, -0.70% and -0.73% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.31	%**
1 Year	-7.40

Class C Shares
Inception (12/19/13)	-0.73	%**
1 Year	-3.71

Class R Shares
Inception (12/19/13)	-0.23	%**
1 Year	-2.24

Class Y Shares
Inception (12/19/13)	0.27	%**
1 Year	-1.70

Class R5 Shares
Inception (12/19/13)	0.29	%**
1 Year	-1.60

Class R6 Shares
Inception (12/19/13)	0.27	%**
1 Year	-1.71

**Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -2.65%, -2.12%, -1.61%, -1.09%, -1.06% and -1.09% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.88%, 3.63%, 3.13%, 2.63%, 2.55% and 2.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Global Market Neutral Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Global Market Neutral Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–92.48%
Australia–1.09%
Beach Energy Ltd.	31,882	$37,541
Cochlear Ltd.	177	25,756
Metcash Ltd.	40,564	109,531
		172,828

Austria–1.02%
OMV AG	2,623	162,448

Canada–5.24%
BRP Inc.	3,618	146,388
Canfor Corp.(a)	4,812	110,544
Enerplus Corp.	16,411	190,484
Kinross Gold Corp.(a)	20,800	80,530
Russel Metals Inc.	4,133	93,948
Teck Resources Ltd.–Class B	1,120	28,120
West Fraser Timber Co., Ltd.	2,674	181,162
		831,176

China–1.05%
Yangzijiang Shipbuilding Holdings Ltd.	190,600	166,435

Denmark–1.04%
Dfds A/S	709	44,068
H. Lundbeck A/S	1,480	86,116
Royal Unibrew A/S	523	34,658
		164,842

Finland–1.66%
UPM-Kymmene Oyj	7,365	262,742

France–3.65%
Bouygues S.A.	586	29,759
Faurecia S.A.	1,325	108,090
Nexity S.A.	2,200	137,117
Peugeot S.A.	12,324	303,293
		578,259

Germany–4.34%
CANCOM SE	249	29,288
Covestro AG–REGS(b)	2,625	238,580
Hochtief AG	1,070	195,294
Siltronic AG	773	124,085
Software AG	1,244	61,221
TUI AG	1,744	39,330
		687,798

Ireland–0.22%
Smurfit Kappa Group PLC	828	35,266

Japan–22.27%
Aeon Mall Co., Ltd.	1,900	38,274
Asahi Glass Co., Ltd.	3,500	145,353

	Shares	Value
Japan–(continued)
Benesse Holdings, Inc.	1,000	$36,498
Brother Industries, Ltd.	10,900	233,926
Citizen Watch Co., Ltd.	6,300	46,860
Dai Nippon Printing Co., Ltd.	10,000	215,015
Daiichikosho Co., Ltd.	2,400	125,998
Daiwa House Industry Co., Ltd.	2,500	91,703
Denka Co., Ltd.	2,200	78,580
Electric Power Development Co., Ltd.	1,300	35,261
Fujitsu Ltd.	8,000	48,442
Haseko Corp.	6,300	99,410
Ibiden Co., Ltd.	17,300	285,919
JTEKT Corp.	4,800	77,812
K’s Holdings Corp.	12,400	179,085
Kurita Water Industries Ltd.	1,000	32,474
Leopalace21 Corp.	3,900	33,927
Marubeni Corp.	17,400	131,044
Miraca Holdings Inc.	2,000	77,652
Mitsubishi Corp.	3,200	88,511
Mitsui & Co., Ltd.	11,700	211,324
mixi, Inc.	4,800	158,223
Nippon Express Co., Ltd.	1,600	121,039
Nippon Telegraph & Telephone Corp.	900	42,851
Nishimatsu Construction Co., Ltd.	3,600	99,287
Penta-Ocean Construction Co., Ltd.	21,900	173,285
TDK Corp.	600	51,133
Tokyo Gas Co., Ltd.	8,000	214,563
Toppan Printing Co., Ltd.	19,000	159,050
West Japan Railway Co.	2,800	198,500
		3,530,999

Malta–0.19%
Kindred Group PLC–SDR	2,263	29,321

Netherlands–0.45%
BE Semiconductor Industries N.V.	626	43,197
Koninklijke Ahold Delhaize N.V.	1,195	28,811
		72,008

New Zealand–0.67%
a2 Milk Co. Ltd.(a)	12,552	105,763

Norway–0.51%
SalMar ASA	1,733	80,666

Panama–0.30%
Copa Holdings, S.A.–Class A	408	47,805

Russia–0.82%
Evraz PLC	20,544	129,276

Singapore–0.24%
SATS Ltd.	9,300	38,637

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Market Neutral Fund

	Shares	Value
Spain–0.65%
Mediaset Espana Comunicacion S.A.	10,715	$102,485

Sweden–0.74%
Loomis AB–Class B	1,489	54,356
Svenska Cellulosa AB SCA–Class B	5,739	63,690
		118,046

Switzerland–2.13%
Bucher Industries AG	645	235,976
Georg Fischer AG	31	38,511
Oriflame Holding AG	1,337	63,384
		337,871

United Kingdom–7.46%
Electrocomponents PLC	15,299	127,970
Fiat Chrysler Automobiles N.V.(a)	12,787	284,983
GlaxoSmithKline PLC	4,297	86,221
Indivior PLC(a)	11,018	68,143
Moneysupermarket.com Group PLC	19,301	79,630
PageGroup PLC	10,980	80,904
Persimmon PLC	5,061	189,153
Royal Dutch Shell PLC–Class B	1,828	65,295
SSP Group PLC	3,806	34,106
Subsea 7 S.A.	3,779	52,855
WH Smith PLC	4,232	113,478
		1,182,738

United States–36.74%
Aaron’s, Inc.	2,793	116,664
AbbVie Inc.	2,202	212,603
American Equity Investment Life Holding Co.	998	30,140
Amgen Inc.	506	88,287
Assured Guaranty Ltd.	1,540	55,887
AT&T Inc.	2,603	85,118
Baxter International Inc.	529	36,765
Best Buy Co., Inc.	3,195	244,513
Biogen Inc.(a)	717	196,171
Boeing Co. (The)	874	291,531
CF Industries Holdings, Inc.	901	34,959
Cisco Systems, Inc.	6,385	282,792
Citigroup Inc.	4,090	279,224
Darden Restaurants, Inc.	1,562	145,047
Devon Energy Corp.	3,743	135,983
Gap, Inc. (The)	874	25,556
Gilead Sciences, Inc.	3,045	219,940
Greif Inc.–Class A	726	42,485
HollyFrontier Corp.	1,574	95,526

	Shares	Value
United States–(continued)
HP Inc.	12,803	$275,136
HRG Group, Inc.(a)	5,688	63,933
Humana Inc.	263	77,369
Huntsman Corp.	2,928	87,167
InterDigital, Inc.	1,220	90,829
Juniper Networks, Inc.	1,671	41,090
KB Home	1,309	34,754
Kohl’s Corp.	462	28,699
Lear Corp.	806	150,698
Lincoln National Corp.	678	47,894
LyondelllBasell Industries N.V.–Class A	800	84,584
Macy’s, Inc.	3,266	101,475
Michael Kors Holdings Ltd.(a)	1,904	130,272
Newmont Mining Corp.	3,910	153,624
PotlatchDeltic Corp.	1,165	60,405
Royal Caribbean Cruises Ltd.	264	28,562
Sanderson Farms, Inc.	323	35,905
SBA Communications Corp.(a)	818	131,068
Teradyne, Inc.	1,627	52,959
Transocean Ltd.(a)	13,091	161,936
United Therapeutics Corp.(a)	404	44,484
Valero Energy Corp.	2,887	320,255
VeriSign, Inc.(a)	1,349	158,400
Vertex Pharmaceuticals Inc.(a)	642	98,329
VMware, Inc.–Class A(a)	769	102,477
Voya Financial, Inc.	4,572	239,344
Walmart, Inc.	634	56,084
WellCare Health Plans Inc.(a)	1,406	288,455
Whiting Petroleum Corp.(a)	1,429	58,332
		5,823,710
Total Common Stocks & Other Equity Interests (Cost $11,458,830)		14,661,119

Money Market Funds–6.76%(c)
Invesco Government & Agency Portfolio–Institutional Class, 1.61%	374,808	374,808
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%	267,671	267,698
Invesco Treasury Portfolio–Institutional Class, 1.62%	428,352	428,352
Total Money Market Funds (Cost $1,070,853)		1,070,858
TOTAL INVESTMENTS IN SECURITIES–99.24% (Cost $12,529,683)		15,731,977
OTHER ASSETS LESS LIABILITIES–0.76%		120,981
NET ASSETS–100.00%		$15,852,958

Investment Abbreviations:

REGS	– Regulation S
SDR	– Swedish Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Market Neutral Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2018 represented 1.50% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	$(147,573)	$—	$855	$855	$(146,753)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(696,054)	—	8,283	8,283	(685,952)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(305,186)	—	4,087	4,087	(301,170)
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,954,778)	—	40,564	40,564	(1,911,439)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	10/17/2019	Federal Funds floating rate	Monthly	(36,523)	—	29	29	(36,496)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(3,690,559)	—	11,136	11,136	(3,680,352)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	03/24/2020	Federal Funds floating rate	Monthly	(77,300)	—	99	99	(77,219)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(260,673)	—	11,367	11,367	(247,749)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/25/2019	Federal Funds floating rate	Monthly	(136,752)	—	6,710	6,710	(130,079)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(110,496)	—	562	562	(109,964)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(176,889)	—	13,261	13,261	(163,666)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,098,657)	—	392	392	(1,084,225)
Subtotal — Appreciation						—	97,345	97,345	(8,575,064)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(91,175)	—	(1,421)	(1,421)	(92,620)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(5,971,062)	—	(39,739)	(39,739)	(5,992,701)
Subtotal — Depreciation						—	(41,160)	(41,160)	(6,085,321)
Total Return Swap Agreements — Equity Risk						$—	$56,185	$56,185	$(14,660,385)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.
(2)	Amount includes $(37,107) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $50,000 cash held with Morgan Stanley & Co. LLC, the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Australia
Brambles Ltd.	(4,096)	$(30,430)	0.20
National Australia Bank Ltd.	(4,078)	(88,862)	0.61
QBE Insurance Group Ltd.	(3,663)	(27,461)	0.19
		(146,753)

Canada
Emera Inc.	(3,049)	(94,983)	0.66
Enbridge Inc.	(927)	(28,084)	0.20
EnerCare Inc.	(2,578)	(34,863)	0.24
Hydro One Ltd.	(5,009)	(79,562)	0.55
Ivanhoe Mines Ltd.	(20,523)	(42,367)	0.31
SNC-Lavalin Group Inc.	(2,400)	(105,239)	0.72
Stella-Jones Inc.	(3,516)	(127,444)	0.84
Waste Connections, Inc.	(647)	(46,772)	0.32
Wheaton Precious Metals Corp.	(6,100)	(126,638)	0.88
		(685,952)

Denmark
Chr. Hansen Holding A/S	(335)	(30,470)	0.21
Genmab A/S	(1,334)	(270,700)	1.86
		(301,170)

Euro Area
ANDRITZ AG	(527)	(28,361)	0.20
Anheuser-Busch InBev S.A./N.V.	(1,322)	(132,069)	0.93
Banco BPM S.p.A.	(25,730)	(93,735)	0.65
Banco Comercial Portugues S.A.	(233,456)	(78,409)	0.56
Bayerische Motoren Werke AG	(1,367)	(152,661)	1.03
Bollore S.A.	(25,568)	(127,158)	0.95
Cairn Homes PLC	(12,550)	(27,221)	0.19
Daimler AG	(3,584)	(283,510)	1.94
GEA Group AG	(1,792)	(70,142)	0.50
Getlink	(5,916)	(83,522)	0.58
Koninklijke Vopak N.V.	(1,175)	(58,039)	0.39
Leonardo S.p.A.	(2,606)	(30,245)	0.22
Nokia Oyj	(46,872)	(281,791)	1.88
Outokumpu Oyj	(4,345)	(28,231)	0.22
Renault S.A.	(1,246)	(135,191)	0.97
Rocket Internet SE	(5,078)	(148,902)	1.01
Unione di Banche Italiane S.p.A.	(6,717)	(34,679)	0.23
Valeo S.A.	(1,756)	(117,573)	0.80
		(1,911,439)

Hong Kong
MGM China Holdings Ltd	(13,200)	(36,496)	0.25

Japan
CyberAgent, Inc.	(800)	(44,201)	0.27
Daifuku Co., Ltd.	(1,800)	(96,817)	0.68
Fast Retailing Co., Ltd.	(100)	(44,100)	0.30

	Shares	Value	Percentage of Reference Entities
Japan–(continued)
Hamamatsu Photonics K.K.	(6,900)	$(266,356)	1.84
JGC Corp.	(13,400)	(329,116)	2.21
Kansai Paint Co., Ltd.	(10,600)	(238,917)	1.63
Keihan Holdings Co., Ltd.	(4,400)	(142,481)	0.94
Keyence Corp.	(400)	(245,042)	1.60
Kintetsu Group Holdings Co., Ltd.	(800)	(32,602)	0.21
Koito Manufacturing Co., Ltd.	(2,000)	(134,468)	0.93
Kyudenko Corp.	(600)	(28,156)	0.20
Kyushu Electric Power Co., Inc.	(6,100)	(75,441)	0.49
LINE Corp.	(800)	(29,235)	0.20
M3 Inc.	(2,300)	(87,207)	0.66
Maruichi Steel Tube Ltd.	(1,400)	(47,960)	0.31
MISUMI Group Inc.	(9,100)	(252,223)	1.74
Nidec Corp.	(1,600)	(250,860)	1.67
Nihon M&A Center Inc.	(7,000)	(205,543)	1.45
Nintendo Co., Ltd.	(100)	(42,234)	0.29
Nitori Holdings Co., Ltd.	(1,000)	(169,045)	1.15
Ryohin Keikaku Co., Ltd.	(300)	(103,046)	0.69
Seria Co., Ltd.	(700)	(34,321)	0.23
Shimadzu Corp.	(5,000)	(136,114)	0.95
Shimano Inc.	(600)	(79,802)	0.53
Start Today Co., Ltd.	(1,000)	(28,906)	0.20
Tokuyama Corp.	(2,000)	(59,733)	0.43
Topcon Corp.	(7,500)	(149,561)	0.99
Toshiba Corp.	(36,000)	(96,487)	0.67
Tsuruha Holdings Inc.	(1,100)	(158,278)	1.04
Welcia Holdings Co., Ltd.	(1,400)	(72,100)	0.48
		(3,680,352)

New Zealand
Fletcher Building Ltd.	(16,507)	(73,287)	0.50
Fletcher Building Ltd., Wts. expiring 05/31/2018	(3,701)	(3,932)	0.03
		(77,219)

Norway
Schibsted ASA–Class A	(925)	(27,052)	0.18
Schibsted ASA–Class B	(2,435)	(65,568)	0.44
		(92,620)

Singapore
Sembcorp Industries Ltd.	(107,000)	(247,749)	1.77

Spain
Cellnex Telecom S.A.	(4,843)	(130,079)	0.93

Sweden
Lundin Petroleum AB	(2,469)	(68,294)	0.47
Skanska AB–Class B	(2,130)	(41,670)	0.27
		(109,964)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Switzerland
ams AG	(793)	$(65,920)	0.53
Panalpina Welttransport Holding AG	(770)	(97,746)	0.67
		(163,666)

United Kingdom
BBA Aviation PLC	(34,143)	(150,310)	1.04
British American Tobacco PLC	(550)	(30,278)	0.20
Cairn Energy PLC	(14,423)	(44,991)	0.31
Dixons Carphone PLC	(11,903)	(33,263)	0.23
Essentra PLC	(13,715)	(83,261)	0.59
Fresnillo PLC	(11,081)	(194,490)	1.33
Just Eat PLC	(15,709)	(167,334)	1.12
Paddy Power Betfair PLC	(2,265)	(223,872)	1.57
Serco Group PLC	(30,457)	(40,355)	0.28
Shire PLC	(2,181)	(116,071)	0.78
		(1,084,225)
United States
ABM Industries, Inc.	(947)	(29,480)	0.21
ACADIA Pharmaceuticals, Inc.	(4,363)	(68,979)	0.59
Advance Auto Parts, Inc.	(427)	(48,870)	0.31
Advanced Micro Devices, Inc.	(3,876)	(42,171)	0.26
Alphabet Inc.–Class A	(32)	(32,595)	0.23
Alphabet Inc.–Class C	(133)	(135,305)	0.96
Avnet, Inc.	(1,462)	(57,354)	0.41
Ball Corp.	(4,734)	(189,786)	1.30
Bank of the Ozarks	(864)	(40,435)	0.28
Callon Petroleum Co.	(14,411)	(200,457)	1.39
Charter Communications, Inc.–Class A	(146)	(39,608)	0.31
Cheniere Energy, Inc.	(3,164)	(184,018)	1.25
Chipotle Mexican Grill, Inc.	(256)	(108,373)	0.57
Compass Minerals International, Inc.	(1,348)	(90,720)	0.62
Coty, Inc.–Class A	(10,215)	(177,230)	1.15
Dentsply Sirona, Inc.	(1,433)	(72,137)	0.48
DexCom, Inc.	(2,411)	(176,437)	1.20
Diamondback Energy, Inc.	(1,567)	(201,281)	1.36
Dominion Energy, Inc.	(972)	(64,696)	0.43
Education Realty Trust, Inc.	(1,480)	(48,707)	0.32
Ellie Mae, Inc.	(582)	(56,378)	0.35
Envision Healthcare Corp.	(3,701)	(137,566)	0.94
FireEye, Inc.	(3,073)	(55,468)	0.39
Gartner, Inc.	(922)	(111,829)	0.74
General Electric Co.	(4,686)	(65,932)	0.46
Gulfport Energy Corp.	(9,282)	(86,323)	0.56
Hexcel Corp.	(1,256)	(83,486)	0.55
Howard Hughes Corp.	(1,625)	(219,863)	1.50
II-VI, Inc.	(667)	(25,413)	0.18
IQVIA Holdings, Inc.	(296)	(28,345)	0.20
Johnson Controls International PLC	(5,548)	(187,911)	1.28
Kennedy-Wilson Holdings, Inc.	(8,592)	(162,818)	1.09

	Shares	Value	Percentage of Reference Entities
United States–(continued)
LCI Industries	(283)	$(26,970)	0.18
Markel Corp.	(210)	(237,308)	1.66
Martin Marietta Materials, Inc.	(728)	(141,793)	0.97
Mattel, Inc.	(17,626)	(260,865)	1.65
Medicines Co. (The)	(3,974)	(119,578)	0.79
Monro Muffler Brake, Inc.	(2,191)	(122,586)	0.81
Murphy USA, Inc.	(980)	(61,319)	0.42
Nevro Corp.	(1,530)	(136,721)	0.93
Newell Brands, Inc.	(5,944)	(164,233)	1.07
O’Reilly Automotive, Inc.	(222)	(56,848)	0.33
Parsley Energy, Inc.–Class A	(7,579)	(227,597)	1.58
PriceSmart, Inc	(1,225)	(107,310)	0.74
TESARO, Inc.	(3,770)	(191,931)	1.33
Tractor Supply Co.	(1,851)	(125,868)	0.77
Ultimate Software Group, Inc. (The)	(400)	(95,968)	0.66
Ultragenyx Pharmaceutical, Inc.	(631)	(32,080)	0.23
United Bankshares, Inc.	(4,117)	(139,772)	0.98
U.S. Silica Holdings, Inc.	(1,603)	(48,266)	0.30
ViaSat, Inc.	(3,193)	(204,288)	1.39
Vulcan Materials Co.	(260)	(29,039)	0.20
Wabtec Corp.	(1,185)	(105,240)	0.71
Wayfair, Inc.–Class A	(445)	(27,724)	0.22
Zayo Group Holdings, Inc.	(2,739)	(99,426)	0.70
		(5,992,701)
Total Equity Securities — Short		$(14,660,385)

Abbreviations:

Wts.	– Warrants

Portfolio Composition

By sector, based on total net assets

as of April 30, 2018

	Equity Long(1)	Securities Short(2)	Gross Exposure(3)	Net Exposure(4)
Industrials	18.7%	19.0%	37.7%	(0.3)%
Consumer Discretionary	17.6	17.8	35.4	(0.2)
Information Technology	14.5	14.8	29.3	(0.3)
Materials	10.2	9.5	19.7	0.7
Health Care	10.1	9.1	19.2	1.0
Energy	8.1	7.2	15.3	0.9
Financials	4.1	4.7	8.8	(0.6)
Consumer Staples	3.7	4.3	8.0	(0.6)
Real Estate	3.1	2.7	5.8	0.4
Utilities	1.6	2.0	3.6	(0.4)
Telecommunication Services	0.8	1.4	2.2	(0.6)
Money Market Funds Plus Other Assets Less Liabilities	7.5	—	7.5	7.5
Total	100.0%	92.5%	192.5%	7.5%

(1)	Represents the value of the equity securities in the portfolio.
(2)	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
(3)	Represents the cumulative exposure of the Fund’s long and short positions.
(4)	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $11,458,830)	$14,661,119
Investments in affiliated money market funds, at value (Cost $1,070,853)	1,070,858
Other investments:
Unrealized appreciation on swap agreements — OTC	97,345
Deposits with brokers:
Cash Collateral — OTC derivatives	50,000
Foreign currencies, at value (Cost $12,750)	12,569
Receivable for:
Fund shares sold	285
Dividends	72,238
Fund expenses absorbed	10,615
Investment for trustee deferred compensation and retirement plans	10,586
Other assets	38,607
Total assets	16,024,222

Liabilities:
Other investments:
Unrealized depreciation on swap agreements — OTC	41,160
Payable for:
Fund shares reacquired	4,000
Amount due custodian	49,027
Accrued fees to affiliates	3,389
Accrued trustees’ and officers’ fees and benefits	1,485
Accrued other operating expenses	61,617
Trustee deferred compensation and retirement plans	10,586
Total liabilities	171,264
Net assets applicable to shares outstanding	$15,852,958

Net assets consist of:
Shares of beneficial interest	$12,865,609
Undistributed net investment income	(2,874)
Undistributed net realized gain (loss)	(266,903)
Net unrealized appreciation	3,257,126
$15,852,958

Net Assets:
Class A	$7,374,137
Class C	$143,053
Class R	$45,014
Class Y	$6,914,413
Class R5	$466,987
Class R6	$909,354

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	797,968
Class C	15,978
Class R	4,921
Class Y	741,293
Class R5	50,001
Class R6	97,444
Class A:
Net asset value per share	$9.24
Maximum offering price per share
(Net asset value of $9.24 ÷ 94.50%)	$9.78
Class C:
Net asset value and offering price per share	$8.95
Class R:
Net asset value and offering price per share	$9.15
Class Y:
Net asset value and offering price per share	$9.33
Class R5:
Net asset value and offering price per share	$9.34
Class R6:
Net asset value and offering price per share	$9.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $14,625)	$158,334
Dividends from affiliated money market funds	6,594
Total investment income	164,928

Expenses:
Advisory fees	76,043
Administrative services fees	24,795
Custodian fees	4,459
Distribution fees:
Class A	9,128
Class C	1,313
Class R	94
Transfer agent fees — A, C, R and Y	5,961
Transfer agent fees — R5	18
Transfer agent fees — R6	36
Trustees’ and officers’ fees and benefits	11,132
Registration and filing fees	39,754
Reports to shareholders	10,291
Professional services fees	46,285
Other	10,000
Total expenses	239,309
Less: Fees waived and expenses reimbursed	(129,257)
Net expenses	110,052
Net investment income	54,876

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	887,990
Foreign currencies	(2,231)
Swap agreements	(1,089,226)
(203,467)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(217,911)
Foreign currencies	(1,243)
Swap agreements	148,507
(70,647)
Net realized and unrealized gain (loss)	(274,114)
Net increase (decrease) in net assets resulting from operations	$(219,238)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$54,876	$117,392
Net realized gain (loss)	(203,467)	(1,415,189)
Change in net unrealized appreciation (depreciation)	(70,647)	1,626,538
Net increase (decrease) in net assets resulting from operations	(219,238)	328,741

Distributions to shareholders from net realized gains:
Class A	(523,418)	—
Class C	(25,478)	—
Class R	(2,226)	—
Class Y	(505,288)	—
Class R5	(34,326)	—
Class R6	(65,827)	—
Total distributions from net realized gains	(1,156,563)	—

Share transactions–net:
Class A	344,750	(190,910)
Class C	(204,745)	(256,799)
Class R	15,628	8,513
Class Y	34,460	(4,966,606)
Class R6	21,678	162,755
Net increase (decrease) in net assets resulting from share transactions	211,771	(5,243,047)
Net increase (decrease) in net assets	(1,164,030)	(4,914,306)

Net assets:
Beginning of period	17,016,988	21,931,294
End of period (includes undistributed net investment income of $(2,874) and $(57,750), respectively)	$15,852,958	$17,016,988

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

12                         Invesco Global Market Neutral Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

13                         Invesco Global Market Neutral Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

14                         Invesco Global Market Neutral Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

15                         Invesco Global Market Neutral Fund

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $123,242 and reimbursed class level expenses of $2,980, $107, $15, $2,859, $18 and $36 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $34 in front-end sales commissions from the sale of Class A shares. No CDSC were imposed upon redemptions by shareholders during the period.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco Global Market Neutral Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $2,389,569 and from Level 2 to Level 1 of $1,222,489, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$172,828	$—	$172,828
Austria	—	162,448	—	162,448
Canada	831,176	—	—	831,176
China	—	166,435	—	166,435
Denmark	86,116	78,726	—	164,842
Finland	—	262,742	—	262,742
France	—	578,259	—	578,259
Germany	—	687,798	—	687,798
Ireland	35,266	—	—	35,266
Japan	1,288,889	2,242,110	—	3,530,999
Malta	29,321	—	—	29,321
Netherlands	—	72,008	—	72,008
New Zealand	—	105,763	—	105,763
Norway	—	80,666	—	80,666
Panama	47,805	—	—	47,805
Russia	—	129,276	—	129,276
Singapore	—	38,637	—	38,637
Spain	—	102,485	—	102,485
Sweden	—	118,046	—	118,046
Switzerland	—	337,871	—	337,871
United Kingdom	268,783	913,955	—	1,182,738
United States	5,823,710	—	—	5,823,710
Money Market Funds	1,070,858	—	—	1,070,858
Total Investments in Securities	9,481,924	6,250,053	—	15,731,977
Other Investments — Assets*
Swap Agreements	—	97,345	—	97,345
Other Investments — Liabilities*
Swap Agreements	—	(41,160)	—	(41,160)
Total Other Investments		56,185		56,185
Total Investments	$9,481,924	$6,306,238	$—	$15,788,162

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

17                         Invesco Global Market Neutral Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$97,345
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$97,345

Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(41,160)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(41,160)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash
Morgan Stanley & Co. LLC	$97,345	$(41,160)	$56,185	$—	$—	$56,185

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(1,089,226)
Change in Net Unrealized Appreciation:
Swap agreements	148,507
Total	$(940,719)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$15,050,971

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

18                         Invesco Global Market Neutral Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $2,676,102 and $4,690,530, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,596,833
Aggregate unrealized (depreciation) of investments	(450,430)
Net unrealized appreciation of investments	$3,146,403

Cost of investments for tax purposes is $12,641,759.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	27,875	$259,766	50,956	$506,412
Class C	249	2,238	8,688	84,771
Class R	1,522	14,089	863	8,513
Class Y	5,101	47,230	87,656	880,836
Class R6	6,754	64,297	32,982	330,711

Issued as reinvestment of dividends:
Class A	23,313	215,178	—	—
Class C	1,398	12,539	—	—
Class R	168	1,539	—	—
Class Y	21,188	197,049	—	—
Class R6	3,384	31,502	—	—

Reacquired:
Class A	(13,952)	(130,194)	(69,912)	(697,322)
Class C	(24,544)	(219,522)	(34,891)	(341,570)
Class Y	(22,482)	(209,819)	(581,028)	(5,847,442)
Class R6	(7,903)	(74,121)	(16,681)	(167,956)
Net increase (decrease) in share activity	22,071	$211,771	(521,367)	$(5,243,047)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 59% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

19                         Invesco Global Market Neutral Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$10.06	$0.03	$(0.16)	$(0.13)	$—	$(0.69)	$(0.69)	$9.24	(1.32)%		$7,374	1.49	%(d)	3.11	%(d)	0.57	%(d)	18%
Year ended 10/31/17	9.91	0.05	0.10	0.15	—	—	—	10.06	1.51		7,654	1.52		2.93		0.51		35
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	—	(0.03)	(0.03)	9.91	(3.64)		7,729	1.61		2.89		1.00		79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Six months ended 04/30/18	9.81	(0.01)	(0.16)	(0.17)	—	(0.69)	(0.69)	8.95	(1.78)		143	2.24	(d)	3.86	(d)	(0.18	)(d)	18
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	—	—	—	9.81	0.72		381	2.27		3.68		(0.24)		35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	—	(0.03)	(0.03)	9.74	(4.27)		634	2.36		3.64		0.25		79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Six months ended 04/30/18	9.98	0.01	(0.15)	(0.14)	—	(0.69)	(0.69)	9.15	(1.43)		45	1.74	(d)	3.36	(d)	0.32	(d)	18
Year ended 10/31/17	9.86	0.03	0.09	0.12	—	—	—	9.98	1.22		32	1.77		3.18		0.26		35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	—	(0.03)	(0.03)	9.86	(3.75)		23	1.86		3.14		0.75		79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Six months ended 04/30/18	10.14	0.04	(0.16)	(0.12)	—	(0.69)	(0.69)	9.33	(1.20)		6,914	1.24	(d)	2.86	(d)	0.82	(d)	18
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		7,476	1.27		2.68		0.76		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		12,261	1.36		2.64		1.25		79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Six months ended 04/30/18	10.14	0.04	(0.15)	(0.11)	—	(0.69)	(0.69)	9.34	(1.10)		467	1.24	(d)	2.79	(d)	0.82	(d)	18
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		507	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		498	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Six months ended 04/30/18	10.14	0.04	(0.16)	(0.12)	—	(0.69)	(0.69)	9.33	(1.20)		909	1.24	(d)	2.79	(d)	0.82	(d)	18
Year ended 10/31/17	9.97	0.08	0.09	0.17	—	—	—	10.14	1.71		966	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)		786	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $7,363 , $265 , $38 , $7,065 , $474 and $937 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement December 19, 2013.
(g)	Amount includes the effect of the Adviser pay-in for the economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.

20                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$986.80	$7.34	$1,017.41	$7.45	1.49%
C	1,000.00	982.20	11.01	1,013.69	11.18	2.24
R	1,000.00	985.70	8.57	1,016.17	8.70	1.74
Y	1,000.00	988.00	6.11	1,018.65	6.21	1.24
R5	1,000.00	989.00	6.12	1,018.65	6.21	1.24
R6	1,000.00	988.00	6.11	1,018.65	6.21	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Global Market Neutral Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc.	GMN-SAR-1 06252018 0953

Semiannual Report to Shareholders	April 30, 2018

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
41	Consolidated Financial Statements
44	Notes to Consolidated Financial Statements
55	Financial Highlights
56	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.00%
Class C Shares	-1.33
Class R Shares	-1.11
Class Y Shares	-0.90
Class R5 Shares	-0.90
Class R6 Shares	-0.90
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.67
Source(s): ▼FactSet Research Systems Inc.

The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.31%
1 Year	-6.25
Class C Shares
Inception (12/19/13)	0.85%
1 Year	-2.61
Class R Shares
Inception (12/19/13)	1.36%
1 Year	-1.11
Class Y Shares
Inception (12/19/13)	1.85%
1 Year	-0.60
Class R5 Shares
Inception (12/19/13)	1.88%
1 Year	-0.60
Class R6 Shares
Inception (12/19/13)	1.85%
1 Year	-0.60

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.11%, 2.86%, 2.36%, 1.86%, 1.82% and 1.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.39%
1 Year	-5.25
Class C Shares
Inception (12/19/13)	0.97%
1 Year	-1.41
Class R Shares
Inception (12/19/13)	1.46%
1 Year	0.10
Class Y Shares
Inception (12/19/13)	1.96%
1 Year	0.60
Class R5 Shares
Inception (12/19/13)	1.99%
1 Year	0.60
Class R6 Shares
Inception (12/19/13)	1.96%
1 Year	0.60

report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Global Targeted Returns Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–35.93%
Australia–0.33%
Alumina Ltd.	10,563	$20,813
Amcor Ltd.	6,212	64,093
BHP Billiton PLC	6,008	127,347
Fairfax Media Ltd.	26,334	14,099
Metcash Ltd.	15,187	41,008
Newcrest Mining Ltd.	2,237	35,482
Origin Energy Ltd.(a)	4,372	31,885
QBE Insurance Group Ltd.	6,529	48,809
Woodside Petroleum Ltd.	2,702	65,285
		448,821

Austria–0.07%
OMV AG	1,106	68,497
voestalpine AG	597	31,408
		99,905

Belgium–0.12%
Colruyt S.A.	300	16,871
Proximus S.A.	1,729	52,774
UCB S.A.	1,197	90,211
		159,856

Brazil–0.20%
EZ Tec Empreendimentos e Participacoes S.A.	16,300	92,398
Kroton Educacional S.A.	9,700	38,955
Telefonica Brasil S.A.–Preference Shares	10,487	147,839
		279,192

Canada–0.34%
Agnico Eagle Mines Ltd.	869	36,576
Canadian Natural Resources Ltd.	6,696	241,613
Goldcorp, Inc.	4,586	60,948
Methanex Corp.	1,211	73,145
PrairieSky Royalty Ltd.	2,887	64,028
		476,310

China–2.20%
51job, Inc.–ADR(a)	2,089	172,426
Alibaba Group Holding Ltd.–ADR(a)	739	131,941
Baidu, Inc.–ADR(a)	1,214	304,593
Bank of China Ltd.–Class H	226,000	122,512
Bitauto Holdings Ltd.–ADR(a)	2,763	58,493
Changyou.com Ltd.–ADR	339	6,451
China Communications Services Corp. Ltd.–Class H	54,000	33,985
China Conch Venture Holdings Ltd.	32,000	99,335
China Mobile Ltd.	33,000	313,830
China Resources Power Holdings Co. Ltd.	42,000	80,509
CNOOC Ltd.	155,000	261,519

	Shares	Value
China–(continued)
Dongfeng Motor Group Co. Ltd.–Class H	34,000	$37,623
ENN Energy Holdings Ltd.	10,000	94,030
FIH Mobile Ltd.(a)	13,000	2,229
Industrial & Commercial Bank of China Ltd.–Class H	260,000	228,692
JD.com, Inc.–ADR(a)	9,480	346,115
Minth Group Ltd.	24,000	114,045
NetEase, Inc.–ADR	912	234,448
Qingdao Port International Co., Ltd.–Class H–REGS(b)	80,000	65,641
Sohu.com Inc.(a)	349	10,812
Tencent Holdings Ltd.	5,500	270,032
Zhejiang Expressway Co., Ltd.–Class H	36,000	36,881
		3,026,142

Denmark–0.44%
A.P. Møller — Maersk A/S–Class B	69	110,486
Carlsberg A/S–Class B	875	97,828
Danske Bank A/S	3,304	115,108
GN Store Nord A/S	1,015	35,589
H. Lundbeck A/S	1,234	71,802
Novo Nordisk A/S–Class B	2,431	114,136
Rockwool International A/S–Class B	51	15,364
Sydbank A/S	391	14,462
William Demant Holding A/S(a)	863	33,582
		608,357

Faroe Islands–0.01%
Bakkafrost P/F	142	8,145

Finland–0.65%
Nokia Oyj	35,607	214,833
Stora Enso Oyj–Class R	14,329	283,073
UPM-Kymmene Oyj	11,074	395,058
		892,964

France–2.39%
Airbus S.E.	2,247	263,254
AXA S.A.	2,771	79,218
BNP Paribas S.A.	3,255	250,896
Bouygues S.A.	1,105	56,115
Capgemini SE	1,977	271,354
Cie Generale des Etablissements Michelin SCA	1,809	253,886
Dassault Aviation S.A.	18	35,898
Engie S.A.	7,663	134,310
Faurecia S.A.	1,514	123,508
Legrand S.A.	926	71,817
Nexity S.A.	260	16,205
Orange S.A.	23,008	418,260
Peugeot S.A.	1,549	38,121

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Targeted Returns Fund

	Shares	Value
France–(continued)
Safran S.A.	949	$111,309
Société Générale S.A.	2,072	113,503
TOTAL S.A.	16,871	1,059,526
		3,297,180

Germany–1.56%
Allianz S.E.	441	104,334
Aurubis AG	318	28,330
BASF S.E.	2,331	242,191
Bayer AG	4,325	517,787
Beiersdorf AG	239	27,084
Covestro AG–REGS(b)	1,161	105,520
Deutsche Post AG	8,782	382,450
Deutsche Telekom AG	7,053	123,331
Fraport AG Frankfurt Airport Services Worldwide	695	67,300
Hochtief AG	270	49,280
Muenchener Rueckversicherungs-Gesellschaft AG	211	48,352
Rheinmetall AG	496	64,884
SAP S.E.	902	100,544
Software AG	322	15,847
TAG Immobilien AG	1,341	28,325
TUI AG	5,542	124,980
Volkswagen AG–Preference Shares	568	117,634
		2,148,173

Hong Kong–0.70%
AIA Group Ltd.	41,800	373,200
CK Asset Holdings Ltd.	17,000	146,553
CK Hutchison Holdings Ltd.	22,000	259,835
Pacific Basin Shipping Ltd.(a)	60,000	15,946
Standard Chartered PLC	14,400	151,142
Yue Yuen Industrial (Holdings) Ltd.(a)	7,500	21,357
		968,033

India–0.75%
Adani Ports & Special Economic Zone Ltd.	9,412	57,222
Godrej Consumer Products Ltd.	4,577	76,509
HDFC Bank Ltd.–ADR	3,150	301,801
Housing Development Finance Corp. Ltd.	1,566	44,051
ICICI Bank Ltd.–ADR	19,438	165,419
Infosys Ltd.–ADR	7,822	138,215
Tata Consultancy Services Ltd.	560	29,575
UPL Ltd.	13,145	143,159
Zee Entertainment Enterprises Ltd.	8,852	77,832
		1,033,783

Indonesia–0.06%
PT Bank Negara Indonesia (Persero) Tbk	131,000	75,436
PT Telekomunikasi Indonesia Persero Tbk	29,200	7,979
		83,415

	Shares	Value
Ireland–0.12%
Kingspan Group PLC	3,019	$136,406
UDG Healthcare PLC	2,467	31,001
		167,407

Italy–0.71%
A2A S.p.A.	10,600	21,279
Banco BPM S.p.A.(a)	42,085	152,725
Eni S.p.A.	8,524	166,358
Intesa Sanpaolo S.p.A.	103,678	394,195
Iren S.p.A.	7,260	22,061
Telecom Italia S.p.A.(a)	228,610	225,101
		981,719

Japan–0.35%
INPEX Corp.	3,000	38,423
Mitsubishi Estate Co., Ltd.	2,700	49,458
NEXON Co., Ltd.(a)	5,500	80,145
Sumitomo Mitsui Financial Group, Inc.	3,500	145,269
Toyota Motor Corp.	2,500	163,757
		477,052

Jersey–0.08%
Randgold Resources Ltd.	1,292	104,615

Luxembourg–0.01%
RTL Group S.A.	226	18,590

Malaysia–0.01%
British American Tobacco Malaysia Bhd.	1,400	8,742

Malta–0.02%
Kindred Group PLC–SDR	2,251	29,165

Mexico–0.13%
Fibra Uno Administracion S.A. de C.V.	111,400	184,555

Netherlands–0.88%
ASM International N.V.	612	36,587
ASR Nederland N.V.	669	31,545
BE Semiconductor Industries N.V.	287	19,804
Heineken Holding N.V.	441	44,681
ING Groep N.V.	21,796	365,699
Koninklijke Ahold Delhaize N.V.	20,786	501,137
Koninklijke DSM N.V.	429	44,273
Philips Lighting N.V.	475	14,436
SBM Offshore N.V.	5,466	91,546
Wolters Kluwer N.V.	1,095	59,084
		1,208,792

Norway–0.65%
Orkla ASA	5,755	53,204
SalMar ASA	787	36,633
Statoil ASA	22,556	577,847
Telenor ASA	5,692	125,898
TGS NOPEC Geophysical Co. ASA	1,264	39,934
Yara International ASA	1,437	60,357
		893,873

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Targeted Returns Fund

	Shares	Value
Philippines–0.03%
Robinsons Retail Holdings, Inc.	24,140	$42,456

Russia–0.06%
Evraz PLC	6,607	41,576
Sberbank of Russia PJSC–ADR	3,168	46,833
		88,409

Singapore–0.21%
DBS Group Holdings Ltd.	4,400	101,653
Parkway Life REIT	4,600	9,658
United Overseas Bank Ltd.	7,800	176,193
		287,504

South Africa–0.04%
Naspers Ltd.–Class N	225	54,896

South Korea–1.56%
E-MART Inc.	135	33,994
Hyundai Motor Co.	922	137,922
Hyundai Motor Co.–Preference Shares	1,466	157,656
Hyundai Steel Co.	650	36,794
Kangwon Land, Inc.	1,467	39,695
KB Financial Group Inc.	2,887	164,632
Korea Electric Power Corp.	5,560	194,955
Korea Investment Holdings Co., Ltd.	209	17,644
LG Chem Ltd.	91	30,383
LG Corp.	1,514	114,361
LG Uplus Corp.	1,280	14,663
POSCO	429	147,577
Samsung Electronics Co., Ltd.	245	607,884
Samsung Electronics Co., Ltd.–Preference Shares	139	276,556
Samsung Fire & Marine Insurance Co., Ltd.	197	49,265
Shinhan Financial Group Co., Ltd.	2,997	132,987
		2,156,968

Spain–0.65%
Amadeus IT Group S.A.	1,774	129,292
Atresmedia Corp. de Medios de Comunicación, S.A.	5,347	50,150
Banco Bilbao Vizcaya Argentaria, S.A.	14,153	114,646
Banco Santander S.A.	11,420	73,639
Bankia S.A.	25,320	111,158
CaixaBank S.A.	51,913	252,357
Industria de Diseno Textil, S.A.	1,817	56,287
Mediaset Espana Comunicacion S.A.	3,807	36,412
Merlin Properties SOCIMI, S.A.	3,328	51,347
Obrascon Huarte Lain, S.A.(a)	5,431	25,339
		900,627

Sweden–0.41%
Autoliv, Inc.	331	44,371
Electrolux AB–Series B	3,607	94,828
Loomis AB–Class B	601	21,940
Lundin Petroleum AB(a)	1,983	54,768

	Shares	Value
Sweden–(continued)
Sandvik AB	5,220	$88,810
SSAB AB–Class A	4,348	24,431
SSAB AB–Class B	10,931	49,132
Svenska Cellulosa AB SCA–Class B	7,900	87,672
Swedish Match AB	2,232	99,767
		565,719

Switzerland–1.90%
Adecco Group AG	2,798	185,193
Barry Callebaut AG	19	34,124
Bucher Industries AG	63	23,049
Coca-Cola HBC AG	1,890	63,480
Flughafen Zürich AG	140	29,213
Georg Fischer AG	38	47,207
Glencore PLC	55,829	268,757
Logitech International S.A.	3,120	115,253
Novartis AG	6,367	489,725
Roche Holding AG	2,829	627,647
SGS S.A.	51	123,704
Sika AG	11	79,721
Swisscom AG	261	125,165
UBS Group AG	10,740	180,447
VAT Group AG–REGS(b)	166	24,464
Zurich Insurance Group AG	626	199,688
		2,616,837

Taiwan–0.81%
Asustek Computer Inc.	6,000	56,176
China Life Insurance Co., Ltd.	22,170	24,023
Delta Electronics Inc.	9,000	32,603
Gigabyte Technology Co., Ltd.	8,000	17,426
Hon Hai Precision Industry Co., Ltd.	47,000	130,754
MediaTek Inc.	11,000	125,192
Quanta Computer Inc.	13,000	23,630
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	14,087	541,645
Taiwan Semiconductor Manufacturing Co. Ltd.	22,000	166,666
Yageo Corp.	1	15
		1,118,130

Thailand–0.11%
Bangkok Bank PCL–NVDR	6,500	39,592
Bangkok Bank PCL	15,500	98,761
CPN Retail Growth Leasehold REIT	19,700	14,102
		152,455

United Kingdom–13.63%
Anglo American PLC	4,031	94,598
AstraZeneca PLC	4,866	341,131
Aviva PLC	98,929	719,133
Babcock International Group PLC	24,129	243,858
BAE Systems PLC	104,956	880,707
Balfour Beatty PLC	27,932	112,880

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Targeted Returns Fund

	Shares	Value
United Kingdom–(continued)
Barclays PLC	262,899	$750,052
Barratt Developments PLC	13,453	103,167
Beazley PLC	28,982	235,989
Bellway PLC	1,317	59,838
BP PLC	214,422	1,584,113
British American Tobacco PLC	12,297	675,712
British Land Co. PLC (The)	19,853	182,971
BT Group PLC	205,217	702,575
BTG PLC(a)	21,135	198,448
Bunzl PLC	6,072	175,791
Capita PLC	21,533	56,586
Dairy Crest Group PLC	12,232	91,153
Derwent London PLC	4,799	210,508
easyJet PLC	26,485	576,802
Electrocomponents PLC	4,499	37,632
Essentra PLC	13,504	81,980
esure Group PLC	19,641	60,863
Experian PLC	984	22,463
Fiat Chrysler Automobiles N.V.(a)	2,859	63,718
G4S PLC	103,297	367,165
GlaxoSmithKline PLC	16,929	339,687
Hays PLC	11,311	27,839
Hiscox Ltd.	16,004	327,009
Howden Joinery Group PLC	3,059	20,074
HSBC Holdings PLC	9,200	91,841
Imperial Brands PLC	7,357	262,679
Indivior PLC(a)	6,568	40,621
InterContinental Hotels Group PLC	1,328	83,706
International Consolidated Airlines Group, S.A.	14,371	123,706
International Consolidated Airlines Group, S.A.	27,788	239,783
Intertek Group PLC	1,126	75,575
J D Wetherspoon PLC	5,032	80,446
J Sainsbury PLC	123,131	521,684
Lancashire Holdings Ltd.	13,663	112,099
Legal & General Group PLC	214,309	794,790
Marks & Spencer Group PLC	83,773	330,457
N Brown Group PLC	20,699	58,299
NewRiver REIT PLC	38,958	155,526
Next PLC	6,212	447,524
PageGroup PLC	3,027	22,304
Pearson PLC	7,580	86,646
Persimmon PLC	3,387	126,588
Provident Financial PLC(a)	16,395	150,086
RELX PLC	17,918	382,722
Rentokil Initial PLC	55,128	232,370
Rightmove PLC	811	50,886
Rolls-Royce Holdings PLC	34,654	398,706
Rolls-Royce Holdings PLC–Preference Shares(a)	2,459,227	3,385
Royal Bank of Scotland Group PLC (The)(a)	67,820	251,782

	Shares	Value
United Kingdom–(continued)
Royal Dutch Shell PLC–Class A	33,635	$1,168,989
Royal Dutch Shell PLC–Class A	12,737	445,532
Royal Dutch Shell PLC–Class B	7,346	262,394
Royal Mail PLC	12,923	103,202
RSA Insurance Group PLC	26,610	240,496
Smith & Nephew PLC	3,372	64,677
SSE PLC	7,251	137,599
SSP Group PLC	2,186	19,588
Stagecoach Group PLC	29,677	63,559
Standard Chartered PLC	7,163	75,446
TalkTalk Telecom Group PLC	77,292	136,206
Tesco PLC	121,978	396,111
Thomas Cook Group PLC	175,739	298,536
TP ICAP PLC	17,382	112,517
Vectura Group PLC(a)	37,778	42,144
Victrex PLC	482	17,330
Vodafone Group PLC	190,413	553,994
WH Smith PLC	1,011	27,109
William Hill PLC	13,199	53,201
Wm Morrison Supermarkets PLC	27,822	92,953
		18,780,236

United States–3.65%
Allergan PLC	470	72,216
Altria Group, Inc.	4,432	248,680
American Express Co.	1,444	142,595
Amgen Inc.	553	96,487
Aon PLC	788	112,266
Apache Corp.	1,873	76,699
Baker Hughes, a GE Co.	3,203	115,660
Berkshire Hathaway Inc.–Class B(a)	611	118,369
Biogen Inc.(a)	223	61,013
Booking Holdings Inc.(a)	32	69,696
Broadcom Inc.	499	114,481
Carnival PLC	1,992	128,724
Chevron Corp.	2,386	298,512
Citigroup Inc.	4,434	302,709
eBay Inc.(a)	2,934	111,140
First Republic Bank	2,788	258,922
Gilead Sciences, Inc.	2,423	175,013
JPMorgan Chase & Co.	3,296	358,539
Las Vegas Sands Corp.	2,998	219,843
Markel Corp.(a)	77	87,013
Mastercard Inc.–Class A	239	42,607
Microsoft Corp.	1,530	143,086
Nasdaq, Inc.	2,527	223,185
National Oilwell Varco Inc.	3,944	152,515
Newmont Mining Corp.	1,390	54,613
Nielsen Holdings PLC	4,583	144,135
Pfizer Inc.	6,118	223,980
Samsonite International S.A.	12,000	54,214
TE Connectivity Ltd.	1,384	126,982

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Targeted Returns Fund

	Shares		Value
United States–(continued)
Union Pacific Corp.		815	$108,908
United Rentals, Inc.(a)		328	49,200
United Technologies Corp.		2,061	247,629
Wells Fargo & Co.		4,176	216,985
Williams-Sonoma, Inc.		1,439	68,784
			5,025,400

Zambia–0.09%
First Quantum Minerals Ltd.		8,435	121,560
Total Common Stocks & Other Equity Interests (Cost $44,109,183)			49,515,983

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–18.27%(c)
Australia–0.09%
Origin Energy Finance Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.00%, 09/16/2074(b)	EUR	100,000	125,849

Belgium–0.10%
Solvay Finance S.A., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.87%(b)(d)	EUR	100,000	142,864

Canada–0.02%
Parkland Fuel Corp., Sr. Unsec. Gtd. Notes, 5.63%, 05/09/2025	CAD	40,000	31,433

France–0.58%
Burger King France S.A.S., Sr. Sec. Gtd. Floating Rate Bonds, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(e)	EUR	100,000	122,853
La Financière ATALIAN S.A.S, Sr. Unsec. Notes, 6.63%, 05/15/2025(b)	GBP	100,000	139,570
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(d)	GBP	100,000	153,222
Picard Groupe S.A.S., Sr. Sec. Gtd. Floating Rate Notes, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(b)(e)	EUR	100,000	120,515
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.25%(b)(d)	EUR	100,000	124,918
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.88%(b)(d)	GBP	100,000	140,474
			801,552

Germany–0.27%
CBR Fashion Finance B.V., Sr. Sec. Gtd. Bonds, 5.13%, 10/01/2022(b)	EUR	100,000	106,258
Deutsche Bank AG, REGS, Jr. Unsec. Sub. Euro Notes, 7.13%(b)(d)	GBP	100,000	136,291
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 4.63%, 02/15/2026(b)	EUR	100,000	133,107
			375,656

	Principal Amount		Value
Israel–0.09%
Teva Pharmaceutical Finance Netherlands II B.V., Sr. Unsec. Gtd. Notes, 4.50%, 03/01/2025(b)	EUR	100,000	$122,782

Italy–5.89%
Italy Buoni Poliennali Del Tesoro, Sr. Unsec. Euro Bonds, 1.25%, 12/01/2026	EUR	55,000	64,921
Unsec. Euro Bonds, 2.00%, 02/01/2028	EUR	3,050,000	3,758,146
Unsec. Euro Bonds, 2.20%, 06/01/2027	EUR	3,118,000	3,938,766
Mercury Bondco PLC, Sr. Sec. Gtd. First Lien PIK Bonds, 7.88% PIK Rate, 7.13% Cash Rate, 05/30/2021(b)(f)	EUR	100,000	125,235
Pro-Gest S.p.A., Sr. Unsec. Bonds, 3.25%, 12/15/2024(b)	EUR	100,000	118,303
Wind Tre S.p.A., Sr. Sec. Gtd. Floating Rate First Lien Notes, 2.75% (3 mo. EURIBOR + 2.75%), 01/20/2024(b)(e)	EUR	100,000	112,352
			8,117,723

Japan–0.08%
SoftBank Group Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 3.13%, 09/19/2025(b)	EUR	100,000	112,156

Mexico–3.36%
Mexican Bonos, Series M, Sr. Unsec. Bonds,
6.50%, 06/09/2022	MXN	43,100,000	2,235,637
7.50%, 06/03/2027	MXN	1,500,000	80,343
8.00%, 12/07/2023	MXN	40,400,000	2,225,189
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.25%, 06/02/2022(b)	GBP	50,000	83,798
			4,624,967

Netherlands–0.26%
Constellium N.V., Sr. Unsec. Notes, 4.25%, 02/15/2026(b)	EUR	100,000	122,572
HEMA Bondco I B.V., Sr. Sec. Gtd. Floating Rate First Lien Notes, 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(b)(e)	EUR	100,000	121,304
UPC Holding B.V., REGS, Sr. Sec. First Lien Euro Bonds, 3.88%, 06/15/2029(b)	EUR	100,000	115,015
			358,891

Poland–2.95%
Republic of Poland Government Bond, Series 0726, Unsec. Bonds,
2.50%, 07/25/2026	PLN	14,306,000	3,945,422
Series 0727, Unsec. Bonds,
2.50%, 07/25/2027	PLN	440,000	119,965
			4,065,387

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
Portugal–0.06%
Portugal Obrigações do Tesouro, REGS, Sr. Unsec. Euro Bonds, 2.88%, 10/15/2025(b)	EUR	60,000	$81,472

South Africa–0.13%
Republic of South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	2,300,000	178,938

Spain–0.39%
Caixabank S.A., REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(d)	EUR	200,000	271,746
Naviera Armas, S.A., Sr. Sec. Gtd. Floating Rate Bonds, 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023(b)(e)	EUR	100,000	127,945
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 04/30/2026(b)	EUR	55,000	71,390
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.55%, 11/30/2019(b)	EUR	50,000	62,997
			534,078

Switzerland–0.20%
ELM B.V. for Swiss Reinsurance Co. Ltd., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.30%(b)(d)	GBP	100,000	143,472
LafargeHolcim Sterling Finance (Netherlands) B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.00%, 05/12/2032(b)	GBP	100,000	132,491
			275,963

United Kingdom–3.55%
AA Bond Co. Ltd., REGS, Sec. Second Lien Euro Notes, 5.50%, 07/31/2043(b)	GBP	100,000	130,096
B.A.T. International Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.25%, 09/09/2052(b)	GBP	100,000	108,145
Barclays Bank PLC, Series RCI, REGS, Jr. Unsec. Sub. Euro Bonds, 14.00%(b)(d)	GBP	150,000	231,873
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	100,000	131,344
BP Capital Markets PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.18%, 08/12/2023(b)	GBP	100,000	134,208
Centrica PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%, 04/10/2075(b)	GBP	100,000	146,514
CYBG PLC, REGS, Unsec. Sub. Euro Bonds, 5.00%, 02/09/2026(b)	GBP	100,000	143,191
Ei Group PLC, Sr. Sec. First Mortgage Euro Bonds, 6.50%, 12/06/2018	GBP	50,000	70,106
Fidelity International Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 10/19/2020(b)	GBP	50,000	77,080

	Principal Amount		Value
United Kingdom–(continued)
HBOS Capital Funding L.P., REGS, Jr. Unsec. Sub. Gtd. Euro Notes, 6.46%(b)(d)	GBP	100,000	$141,199
Heathrow Finance PLC, REGS, Sr. Sec. First Lien Euro Notes, 5.75%, 03/03/2025(b)	GBP	100,000	150,978
InterContinental Hotels Group PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 08/24/2026(b)	GBP	100,000	131,227
Jaguar Land Rover Automotive PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 3.88%, 03/01/2023(b)	GBP	100,000	138,715
John Lewis PLC, REGS, Sr. Unsec. Euro Bonds, 4.25%, 12/18/2034(b)	GBP	100,000	141,967
Lloyds Banking Group PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(d)	GBP	200,000	333,825
Marks & Spencer PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 06/12/2025(b)	GBP	100,000	151,138
Matalan Finance PLC, Sr. Sec. First Lien Bonds, 6.75%, 01/31/2023(b)	GBP	100,000	128,007
Nationwide Building Society, REGS, Jr. Unsec. Sub. Bonds, 10.25%(b)(d)	GBP	68,000	147,785
NatWest Markets PLC, Series 352, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.20%(d)	GBP	13,000	19,788
New Look Secured Issuer PLC, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.50%, 07/01/2022(b)	GBP	100,000	62,879
Next PLC, REGS, Sr. Unsec. Euro Bonds, 3.63%, 05/18/2028(b)	GBP	100,000	138,725
Ocado Group PLC, Sr. Sec. Gtd. Notes, 4.00%, 06/15/2024(b)	GBP	100,000	136,662
Phoenix Group Holdings, REGS, Sr. Unsec. Euro Bonds, 5.75%, 07/07/2021(b)	GBP	100,000	153,694
RAC Bond Co. PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 4.87%, 05/06/2026(b)	GBP	100,000	144,963
RL Finance Bonds No. 3 PLC, REGS, Unsec. Gtd. Sub. Euro Bonds, 6.13%, 11/13/2028(b)	GBP	100,000	159,134
Rothesay Life PLC, REGS, Unsec. Sub. Euro Bonds, 8.00%, 10/30/2025(b)	GBP	100,000	167,976
Royal Bank of Scotland Group PLC (The), REGS, Jr. Unsec. Sub. Variable Rate Euro Notes, 2.00% (3 mo. EURIBOR + 2.33%)(b)(d)(e)	EUR	100,000	120,275
SSE PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 3.88%(b)(d)	GBP	100,000	142,311
Tesco Property Finance 2 PLC, REGS, Sr. Sec. First Lien Mortgage-Backed Euro Bonds, 6.05%, 10/13/2039(b)	GBP	43,549	71,895

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
United Kingdom–(continued)
Thames Water Utilities Cayman Finance Ltd., REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 1.88%, 01/24/2024(b)	GBP	100,000	$134,165
Travis Perkins PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.50%, 09/07/2023(b)	GBP	100,000	142,992
United Kingdom Gilt Inflation-Linked, REGS, Unsec. Bonds, 0.13%, 03/22/2026(b)	GBP	60,000	94,807
Virgin Media Secured Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 03/28/2029(b)	GBP	100,000	145,923
Vodafone Group PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 08/08/2049(b)	GBP	100,000	127,342
Whitbread Group PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 3.38%, 10/16/2025(b)	GBP	100,000	139,448
Yorkshire Building Society (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/21/2026(b)	GBP	100,000	147,253
			4,887,630

United States–0.25%
AT&T Inc., Sr. Unsec. Euro Bonds, 3.55%, 09/14/2037	GBP	100,000	139,133
Johnson & Johnson, Sr. Unsec. Global Notes, 5.50%, 11/06/2024	GBP	50,000	85,329
Netflix, Inc., Sr. Unsec. Notes, 3.63%, 05/15/2027(b)	EUR	100,000	120,328
			344,790
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $24,213,029)			25,182,131

U.S. Dollar Denominated Bonds & Notes–10.01%
Argentina–0.11%
Transportadora de Gas del Sur S.A., Sr. Unsec. Notes, 6.75%, 05/02/2025(b)		$150,000	150,075

Australia–0.01%
Nufarm Australia Ltd./Nufarm Americas Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026 (b)		16,000	15,980

Belgium–0.07%
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Gtd. Global Notes, 3.70%, 02/01/2024		100,000	100,403

Brazil–0.21%
JBS USA Lux S.A./JBS USA Finance, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025(b)		45,000	42,512
MARB BondCo PLC, Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2024(b)		200,000	191,502

	Principal Amount	Value
Brazil–(continued)
Petrobras Global Finance B.V.,
Sr. Unsec. Gtd. Global Notes,
5.75%, 02/01/2029	$28,000	$26,614
8.75%, 05/23/2026	25,000	29,425
		290,053

Canada–0.34%
1011778 BC ULC/ New Red Finance, Inc., Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	99,000	95,752
Air Canada, Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	25,000	27,469
Bombardier Inc.,
Sr. Unsec. Notes,
6.13%, 01/15/2023(b)	65,000	65,731
7.50%, 03/15/2025(b)	18,000	18,810
Cott Holdings Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2025(b)	50,000	49,750
HudBay Minerals, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	31,000	32,986
Mercer International Inc.,
Sr. Unsec. Global Notes,
6.50%, 02/01/2024	15,000	15,638
Sr. Unsec. Notes,
5.50%, 01/15/2026(b)	10,000	9,850
Parkland Fuel Corp., Sr. Unsec. Notes, 6.00%, 04/01/2026 (b)	23,000	23,058
Precision Drilling Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	65,000	61,568
6.50%, 12/15/2021	11,000	11,275
Teck Resources Ltd.,
Sr. Unsec. Gtd. Global Notes,
4.75%, 01/15/2022	25,000	25,484
Sr. Unsec. Notes,
6.13%, 10/01/2035	33,000	35,227
		472,598

France–0.38%
AXA S.A., Series A, Jr. Unsec. Sub. Notes, 6.46%(b)(d)	100,000	100,750
BNP Paribas S.A., REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(d)	200,000	218,250
Societe Generale S.A., Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	200,000	196,508
		515,508

Germany–0.13%
Allianz S.E., REGS, Series DIP, Jr. Unsec. Sub. Medium-Term Euro Notes, 3.88%(b)(d)	200,000	178,625

Israel–0.03%
Teva Pharmaceutical Finance IV, B.V., Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	25,000	23,266
Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024(b)	19,000	18,452
		41,718

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
Italy–0.17%
Telecom Italia Capital S.A.,
Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	$7,000	$7,643
7.20%, 07/18/2036	16,000	18,440
Telecom Italia S.p.A., Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	200,000	204,450
		230,533

Luxembourg–0.21%
Altice Financing S.A., Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	197,000
Intelsat Jackson Holdings S.A.,
Sr. Unsec. Gtd. Global Bonds,
5.50%, 08/01/2023	22,000	18,507
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/2020	51,000	50,044
7.50%, 04/01/2021	29,000	27,586
		293,137

Mexico–0.13%
Fomento Economico Mexicano S.A.B. de C.V., Sr. Unsec. Global Notes, 2.88%, 05/10/2023	150,000	144,643
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	29,000	27,735
		172,378

Spain–0.11%
Telefónica Emisiones, S.A.U., Sr. Unsec. Gtd. Global Notes, 4.90%, 03/06/2048	150,000	148,889

Switzerland–0.15%
Cloverie PLC for Zurich Insurance Co. Ltd., REGS, Unsec. Sub. Medium-Term Euro Notes, 5.63%, 06/24/2046(b)	200,000	207,700

United Kingdom–0.46%
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.00%(d)	200,000	198,040
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	28,000	26,390
Royal Bank of Scotland Group PLC (The),
Jr. Unsec. Sub. Bonds, 7.50%(d)	200,000	210,550
Unsec. Sub. Global Bonds,
5.13%, 05/28/2024	100,000	101,654
Series U, Jr. Unsec. Sub. Variable Rate Global Notes, 4.62% (3 mo. USD LIBOR + 2.32%)(d)(e)	100,000	101,250
		637,884

United States–7.46%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	85,000	87,337
Aircastle Ltd.,
Sr. Unsec. Global Notes,
7.63%, 04/15/2020	10,000	10,738
Sr. Unsec. Notes,
5.00%, 04/01/2023	13,000	13,390

	Principal Amount	Value
United States–(continued)
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$47,000	$44,062
Ally Financial Inc.,
Sr. Unsec. Global Notes,
4.63%, 05/19/2022	25,000	25,219
Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/2020	30,000	32,400
AMC Entertainment Holdings, Inc.,
Sr. Unsec. Gtd. Sub. Global Notes,
5.75%, 06/15/2025	70,000	68,162
5.88%, 11/15/2026	30,000	29,288
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	60,000	58,800
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	75,000	74,812
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	48,000	49,260
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/2045	50,000	44,694
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	30,000	30,263
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	15,000	15,075
Ascent Resources—Utica, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	30,000	32,400
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	60,000	60,675
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.75%, 08/01/2025(b)	24,000	23,280
6.88%, 02/15/2021(b)	36,000	36,090
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	18,000	17,393
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	22,000	20,185
Ball Corp.,
Sr. Unsec. Gtd. Global Bonds,
4.00%, 11/15/2023	50,000	49,187
Sr. Unsec. Gtd. Global Notes,
5.25%, 07/01/2025	60,000	62,025
Bank of America Corp., Series M, Jr. Unsec. Sub. Bonds, 8.13%(d)	100,000	100,325
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	12,000	12,097
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2027	6,000	5,520
6.75%, 03/15/2025	40,000	39,500
8.75%, 03/15/2022	25,000	27,063
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	50,000	49,687

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Booking Holdings Inc., Sr. Unsec. Global Notes, 3.60%, 06/01/2026	$100,000	$97,008
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	40,000	41,979
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	62,000	57,195
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	60,000	61,500
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	25,000	24,063
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,569
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025 (b)	6,000	5,730
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes,
5.75%, 09/01/2023	20,000	20,300
Sr. Unsec. Notes,
5.13%, 05/01/2027(b)	100,000	93,947
5.75%, 02/15/2026(b)	110,000	109,450
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	15,000	15,033
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes,
6.45%, 06/15/2021	38,000	39,021
Series Y, Sr. Unsec. Global Notes,
7.50%, 04/01/2024	30,000	30,675
Charles River Laboratories International, Inc., Sr. Unsec. Notes, 5.50%, 04/01/2026(b)	9,000	9,177
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	65,000	70,281
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	40,000	36,896
CIT Group Inc.,
Sr. Unsec. Global Notes,
5.00%, 08/01/2023	53,000	53,927
Unsec. Sub. Global Notes,
6.13%, 03/09/2028	6,000	6,218
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes,
6.50%, 11/15/2022	50,000	51,437
Sr. Unsec. Gtd. Sub. Global Notes,
7.63%, 03/15/2020	30,000	30,188
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	52,000	53,820
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	40,000	38,725
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	55,000	56,925
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.13%, 08/01/2021	40,000	37,000
Sr. Sec. Gtd. First Lien Notes,
6.25%, 03/31/2023	38,000	34,746

	Principal Amount	Value
United States–(continued)
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	$40,000	$39,150
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	40,000	39,400
Coty Inc., Sr. Unsec. Notes, 6.50%, 04/15/2026(b)	70,000	68,250
Crown Americas LLC/Crown Americas Capital Corp. V, Sr. Unsec. Gtd. Global Notes, 4.25%, 09/30/2026	20,000	18,550
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	121,000	127,655
CyrusOne L.P./CyrusOne Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
5.00%, 03/15/2024	10,000	10,050
5.38%, 03/15/2027	50,000	50,125
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	60,000	61,350
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	10,000	9,502
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes,
8.35%, 07/15/2046(b)	10,000	12,321
Sr. Unsec. Gtd. Notes,
7.13%, 06/15/2024(b)	85,000	90,606
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	27,000	26,038
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	29,000	30,196
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(d)	21,000	20,606
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	146,000	125,377
7.88%, 09/01/2019	25,000	25,910
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	45,000	45,675
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	65,000	66,787
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	54,000	55,282
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	24,000	22,912
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	60,000	60,525
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	3,000	2,453
7.75%, 02/01/2026	31,000	29,256
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	15,000	14,550
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	12,000	12,540
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	60,000	62,400

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	$85,000	$88,187
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	25,000	24,063
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	106,000	111,181
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	9,000	8,978
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	59,000	54,722
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	51,000	45,087
11.00%, 09/15/2025	27,000	20,858
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	65,000	62,075
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	55,000	55,412
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	100,000	96,750
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	116,000	117,740
Sr. Unsec. Gtd. Notes,
5.88%, 02/15/2026	85,000	86,275
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	28,000	28,133
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	41,000	44,434
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	114,240
Hewlett Packard Enterprise Co., Sr. Unsec. Global Notes, 4.90%, 10/15/2025	50,000	51,448
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	39,000	38,923
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	53,000	51,547
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	30,000	30,225
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	60,000	59,250
HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(b)	12,000	12,060
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes,
5.25%, 08/01/2026	35,000	34,344
Sr. Unsec. Gtd. Global Notes,
7.63%, 06/15/2021	50,000	53,812
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	64,000	64,160
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	35,000	33,863
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	127,000	131,445

	Principal Amount	Value
United States–(continued)
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	$35,000	$33,950
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	27,000	26,452
J.C. Penney Corp., Inc.,
Sec. Gtd. Second Lien Notes,
8.63%, 03/15/2025(b)	50,000	46,469
Sr. Unsec. Gtd. Deb.,
7.40%, 04/01/2037	50,000	33,250
Sr. Unsec. Gtd. Notes,
6.38%, 10/15/2036	50,000	31,500
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	58,000	59,305
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	17,000	17,096
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	15,000	15,225
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	25,358
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	60,000	61,200
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	16,000	15,420
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	35,000	35,700
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	40,000	44,350
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	20,000	20,852
6.88%, 11/01/2035	30,000	28,500
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	60,000	62,062
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	60,000	59,775
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes,
4.75%, 11/15/2022	50,000	50,241
Sr. Unsec. Gtd. Notes,
5.25%, 06/01/2026(b)	23,000	22,715
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	65,000	63,030
Levi Strauss & Co., Sr. Unsec. Global Notes, 5.00%, 05/01/2025	50,000	50,500
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	60,000	57,375
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	17,000	16,873
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	32,000	31,120
Mattel, Inc.,
Sr. Unsec. Global Notes,
5.45%, 11/01/2041	13,000	10,595
Sr. Unsec. Gtd. Notes,
6.75%, 12/31/2025(b)	53,000	51,733
Sr. Unsec. Notes,
6.20%, 10/01/2040	7,000	5,968

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	$25,000	$24,875
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	53,000	53,795
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	21,000	21,761
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	60,000	61,987
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	60,000	57,075
Microsoft Corp., Sr. Unsec. Global Bonds, 2.40%, 08/08/2026	80,000	73,540
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	24,000	22,920
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	60,000	61,225
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	50,000	47,500
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	50,000	52,390
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	25,000	24,938
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	52,000	51,935
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	25,000	26,531
8.00%, 03/25/2020	45,000	48,037
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	33,000	34,279
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	48,000	51,120
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	7,000	6,832
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(b)	4,000	3,980
6.25%, 08/15/2024(b)	50,000	51,062
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 01/15/2027	32,000	33,120
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	61,800
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	9,000	8,573
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	30,000	31,125
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	65,000	68,087
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	43,000	41,818
Pisces Midco, Inc., Sr. Sec. Notes, 8.00%, 04/15/2026(b)	10,000	10,053
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(d)	25,000	24,344

	Principal Amount	Value
United States–(continued)
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	$34,000	$33,150
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	49,000	47,836
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	50,000	51,437
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	74,000	79,642
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.63%, 03/01/2026	13,000	12,496
Sr. Unsec. Notes,
6.88%, 03/01/2021	60,000	64,800
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	20,000	20,325
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	34,000	31,641
5.88%, 07/01/2022	29,000	29,508
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	55,000	53,487
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	80,000	83,450
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	65,000	67,437
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	65,000	62,644
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	50,000	54,063
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	30,000	28,425
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	90,000	87,885
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	61,000	62,144
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 07/15/2026(b)	30,000	29,478
6.00%, 07/15/2024(b)	34,000	35,016
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	35,000	34,213
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	36,000	36,540
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
4.10%, 03/15/2022	55,000	53,625
7.50%, 04/01/2026	22,000	22,715
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	60,000	60,243
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	40,000	48,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	$35,000	$37,188
7.63%, 02/15/2025	6,000	6,330
7.88%, 09/15/2023	110,000	118,250
Standard Industries Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	57,000	59,422
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	35,000	34,738
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	79,000	76,432
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	30,000	30,975
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	22,000	21,713
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	14,000	13,300
8.88%, 04/15/2021(b)	7,000	7,228
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	105,000	111,825
Sr. Unsec. Gtd. Notes,
6.00%, 04/15/2024	50,000	52,485
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.13%, 02/01/2025	34,000	33,065
Sr. Unsec. Gtd. Notes,
5.88%, 04/15/2026(b)	15,000	14,944
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	30,000	30,825
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 06/15/2023	75,000	74,016
8.13%, 04/01/2022	30,000	31,350
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	65,000	64,756
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	57,000	57,980
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	87,000	88,740
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	40,000	37,200
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	60,000	59,925
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	60,000	61,050
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	18,000	17,775

	Principal Amount	Value
United States–(continued)
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	$75,000	$76,969
Sr. Unsec. Gtd. Notes,
5.88%, 09/15/2026	12,000	12,555
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	58,000	59,450
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	60,000	61,350
Valeant Pharmaceuticals International, Inc., Sr. Sec. Gtd. First Lien Notes,
5.50%, 11/01/2025(b)	21,000	20,974
Sr. Unsec. Gtd. Notes,
5.63%, 12/01/2021(b)	60,000	58,275
6.13%, 04/15/2025(b)	65,000	58,872
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	60,000	61,650
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	50,000	48,414
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	12,000	12,476
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	20,000	21,125
Wal-Mart Inc., Sr. Unsec. Notes, 2.65%, 12/15/2024	100,000	95,868
Walt Disney Co. (The), Sr. Unsec. Global Notes, 3.00%, 02/13/2026	50,000	48,205
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	15,000	14,883
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	45,000	34,425
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	60,000	60,456
Western Digital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2026	60,000	59,250
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	75,000	77,344
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	7,000	7,140
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(b)	8,000	8,018
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes,
4.55%, 06/24/2024	40,000	40,050
Sr. Unsec. Notes,
7.88%, 09/01/2021	22,000	24,530
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	65,000	65,812
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	8,000	7,920
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 05/15/2027(b)	25,000	24,226
		10,277,680

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
Zambia–0.04%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	$60,000		$60,450
Total U.S. Dollar Denominated Bonds & Notes (Cost $13,989,676)			13,793,611

U.S. Treasury Securities–0.55%
U.S. Treasury Notes–0.42%
1.25%, 12/31/2018	486,900		484,009
1.63%, 05/15/2026	100,000		90,631
			574,640

U.S. Treasury Inflation — Indexed Notes–0.13%
0.13%, 04/15/2021	182,561	(g)	180,042
Total U.S. Treasury Securities (Cost $761,709)			754,682

	Shares

Preferred Stocks–0.04%
United States–0.04%
CIT Group Inc., Series A, 5.80% Pfd.	10,000		9,975
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	30		38,418
Total Preferred Stocks (Cost $48,100)			48,393

	Shares	Value
Money Market Funds–20.56%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(h)	7,786,347	$7,786,347
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(h)	6,180,300	6,180,918
Invesco Treasury Portfolio–Institutional Class, 1.62%(h)	8,898,682	8,898,682
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.84%(h)	5,469,989	5,469,989
Total Money Market Funds (Cost $28,335,653)		28,335,936

Options Purchased–5.80%
(Cost $9,467,376)		7,999,354
TOTAL INVESTMENTS IN SECURITIES–91.16% (Cost $120,924,726)		125,630,090
OTHER ASSETS LESS LIABILITIES–8.84%		12,176,923
NET ASSETS–100.00%		$137,807,013

Investment Abbreviations:

ADR	– American Depositary Receipt
CAD	– Canadian Dollar
Conv.	– Convertible
Deb.	– Debentures
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
PLN	– Poland Zloty
REGS	– Regulation S
REIT	– Real Estate Investment Trust
SDR	– Swedish Depositary Receipt
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $14,394,493, which represented 10.45% of the Fund’s Net Assets.
(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(i)		Value
CBOE SPX Volatility Index	Call	Barclays Bank PLC	08/22/2018	419	USD	18	USD	754,200	$100,683
CBOE SPX Volatility Index	Call	Barclays Bank PLC	09/19/2018	424	USD	19	USD	805,600	104,940
CBOE SPX Volatility Index	Call	Barclays Bank PLC	10/17/2018	410	USD	18	USD	738,000	126,917
CBOE SPX Volatility Index	Call	Morgan Stanley Capital Services LLC	05/16/2018	353	USD	17	USD	600,100	42,373
CBOE SPX Volatility Index	Call	Normuda International PLC	05/16/2018	107	USD	17	USD	181,900	12,845
EURO STOXX 50 Index	Call	Goldman Sachs International	12/20/2019	41	EUR	3,400	EUR	1,394,000	115,505
EURO STOXX 50 Index	Call	J.P. Morgan Securities LLC	12/20/2019	103	EUR	3,350	EUR	3,450,500	322,594
EURO STOXX 50 Index	Call	J.P. Morgan Securities LLC	12/20/2019	144	EUR	3,400	EUR	4,896,000	405,677
EURO STOXX 50 Index	Call	UBS	12/20/2019	103	EUR	3,350	EUR	3,450,500	322,594
FTSE 100 Index	Call	Barclays Bank PLC	09/21/2018	220	GBP	7,400	GBP	8,140,000	628,999
FTSE 100 Index	Call	Societe Generale	09/21/2018	110	GBP	7,150	GBP	7,865,000	569,335
FTSE 100 Index	Call	Societe Generale	09/21/2018	110	GBP	7,400	GBP	8,140,000	314,500
FTSE 100 Index	Call	Societe Generale	09/21/2018	162	GBP	7,650	GBP	12,393,000	203,078
FTSE 100 Index	Call	Societe Generale	09/21/2018	156	GBP	7,725	GBP	12,051,000	145,622
FTSE 100 Index	Call	Societe Generale	12/21/2018	5	GBP	7,100	GBP	355,000	28,034
FTSE 100 Index	Call	UBS	12/21/2018	15	GBP	7,100	GBP	1,065,000	84,103
Hang Seng China Enterprise Index	Call	J.P. Morgan Securities LLC	12/28/2018	55	HKD	11,200	HKD	30,800,000	462,791
Hang Seng China Enterprise Index	Call	J.P. Morgan Securities LLC	12/28/2018	5	HKD	12,400	HKD	3,100,000	20,804
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	21	HKD	11,200	HKD	11,760,000	176,702
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	83	HKD	11,200	HKD	35,280,000	698,394
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	56	HKD	11,200	HKD	22,400,000	471,205
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	21,750	JPY	43,500,000	26,560
Nikkei 225 Index	Call	UBS	12/14/2018	45	JPY	22,750	JPY	1,023,750,000	377,880
S&P 500 Index	Call	Bank of America Merrill Lynch	07/20/2018	78	USD	2,740	USD	21,372,000	208,692
S&P 500 Index	Call	Bank of America Merrill Lynch	07/20/2018	78	USD	2,775	USD	21,645,000	126,090
S&P 500 Index	Call	Deutsche Bank Securities Inc.	09/21/2018	36	USD	3,300	USD	11,880,000	445
Subtotal — Over-The-Counter Index Call Options Purchased				3,341					6,097,362
CBOE SPX Volatility Index	Put	Barclays Bank PLC	05/16/2018	419	USD	17	USD	712,300	69,118
CBOE SPX Volatility Index	Put	Barclays Bank PLC	06/20/2018	419	USD	17	USD	712,300	87,990
CBOE SPX Volatility Index	Put	Barclays Bank PLC	07/18/2018	410	USD	17	USD	697,000	90,199
FTSE 100 Index	Put	Barclays Bank PLC	06/15/2018	26	GBP	7,150	GBP	1,501,500	11,553
FTSE 100 Index	Put	Citigroup Global Markets Inc.	06/15/2018	29	GBP	7,150	GBP	2,073,500	12,886
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	06/15/2018	43	GBP	7,150	GBP	3,074,500	19,107
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	06/15/2018	16	GBP	7,400	GBP	1,184,000	17,899
FTSE 100 Index	Put	HSBC New York	06/15/2018	11	GBP	7,150	GBP	786,500	4,888
FTSE 100 Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	25	GBP	7,150	GBP	1,787,500	11,109
FTSE 100 Index	Put	Societe Generale	09/21/2018	55	GBP	6,800	GBP	3,740,000	56,450
FTSE 100 Index	Put	Societe Generale	12/21/2018	7	GBP	6,600	GBP	462,000	11,028
FTSE 100 Index	Put	UBS	06/15/2018	19	GBP	7,150	GBP	1,358,500	8,443
FTSE 100 Index	Put	UBS	12/21/2018	16	GBP	6,600	GBP	1,056,000	25,207
Hang Seng China Enterprise Index	Put	Deutsche Bank Securities Inc.	12/28/2018	16	HKD	10,000	HKD	8,000,000	20,386
Hang Seng China Enterprise Index	Put	Deutsche Bank Securities Inc.	12/28/2018	14	HKD	10,400	HKD	7,280,000	23,641
Hang Seng China Enterprise Index	Put	J.P. Morgan Securities LLC	12/28/2018	58	HKD	10,800	HKD	31,320,000	129,517
Hang Seng China Enterprise Index	Put	J.P. Morgan Securities LLC	12/28/2018	6	HKD	11,400	HKD	3,420,000	20,152

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased—(continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(i)		Value
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	21	HKD	10,800	HKD	11,340,000	$46,894
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	84	HKD	10,800	HKD	39,960,000	187,576
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	56	HKD	10,800	HKD	21,600,000	125,051
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	22	CHF	8,000	CHF	1,760,000	2,046
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	20	CHF	8,200	CHF	1,640,000	3,645
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	15	CHF	8,600	CHF	1,290,000	9,380
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	11	CHF	8,000	CHF	880,000	1,023
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	8	CHF	8,200	CHF	656,000	1,458
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	7	CHF	8,600	CHF	602,000	4,377
SMI Index	Put	Goldman Sachs International	06/15/2018	31	CHF	8,000	CHF	2,480,000	2,883
SMI Index	Put	Goldman Sachs International	06/15/2018	30	CHF	8,200	CHF	2,460,000	5,468
SMI Index	Put	Goldman Sachs International	06/15/2018	26	CHF	8,300	CHF	2,158,000	6,530
SMI Index	Put	Goldman Sachs International	06/15/2018	93	CHF	8,600	CHF	7,998,000	58,156
SMI Index	Put	Goldman Sachs International	06/15/2018	16	CHF	8,900	CHF	1,424,000	25,668
SMI Index	Put	Goldman Sachs International	12/21/2018	23	CHF	8,000	CHF	1,840,000	32,794
SMI Index	Put	Goldman Sachs International	12/21/2018	22	CHF	8,100	CHF	1,782,000	35,399
SMI Index	Put	Goldman Sachs International	12/21/2018	21	CHF	8,200	CHF	1,722,000	38,139
SMI Index	Put	J.P. Morgan Securities LLC	06/15/2018	44	CHF	8,600	CHF	3,784,000	27,515
SMI Index	Put	J.P. Morgan Securities LLC	12/21/2018	8	CHF	8,000	CHF	640,000	11,407
SMI Index	Put	J.P. Morgan Securities LLC	12/21/2018	7	CHF	8,100	CHF	567,000	11,264
SMI Index	Put	J.P. Morgan Securities LLC	12/21/2018	7	CHF	8,200	CHF	574,000	12,713
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	8	CHF	7,700	CHF	616,000	252
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	7	CHF	8,000	CHF	560,000	651
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	6	CHF	8,200	CHF	492,000	1,094
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	61	CHF	8,600	CHF	5,246,000	38,146
SMI Index	Put	Societe Generale	06/15/2018	3	CHF	8,200	CHF	246,000	547
SMI Index	Put	Societe Generale	06/15/2018	3	CHF	8,600	CHF	258,000	1,876
SMI Index	Put	UBS	06/15/2018	12	CHF	7,700	CHF	924,000	379
SMI Index	Put	UBS	06/15/2018	24	CHF	8,000	CHF	1,920,000	2,231
SMI Index	Put	UBS	06/15/2018	51	CHF	8,200	CHF	4,182,000	9,295
SMI Index	Put	UBS	06/15/2018	35	CHF	8,600	CHF	3,010,000	21,887
Subtotal — Over-The-Counter Index Put Options Purchased				2,371					1,345,317
Total Over-The-Counter Index Options Purchased — Equity Risk				5,712					$7,442,679

(i)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
CHF versus JPY	Call	Barclays Bank PLC	07/02/2018	JPY	117.100	CHF	2,642,000	$782
CHF versus JPY	Call	Citigroup Global Markets Inc.	05/02/2018	JPY	123.000	CHF	1,393,374	0
CHF versus JPY	Call	Morgan Stanley Capital Services LLC	05/02/2018	JPY	120.000	CHF	1,393,372	0
CHF versus JPY	Call	Morgan Stanley Capital Services LLC	06/04/2018	JPY	120.000	CHF	2,786,744	22
EUR versus SEK	Call	J.P. Morgan Securities LLC	06/19/2018	SEK	10.500	EUR	2,709,490	44,715
EUR versus SEK	Call	J.P. Morgan Securities LLC	07/17/2018	SEK	10.600	EUR	5,584,020	75,600
EUR versus SEK	Call	Morgan Stanley Capital Services LLC	08/21/2018	SEK	10.700	EUR	670,956	8,186
EUR versus SEK	Call	Morgan Stanley Capital Services LLC	08/21/2018	SEK	10.850	EUR	1,143,926	8,584
EUR versus USD	Call	Citigroup Global Markets Inc.	02/05/2019	USD	1.286	EUR	603,100	7,940
EUR versus USD	Call	J.P. Morgan Securities LLC	02/05/2019	USD	1.351	EUR	8,333,600	37,391
USD versus BRL	Call	J.P. Morgan Securities LLC	01/17/2019	BRL	3.750	USD	728,000	20,283

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus BRL	Call	Morgan Stanley Capital Services LLC	01/17/2019	BRL	3.750	USD	1,922,000	$53,548
Subtotal — Over-The-Counter Foreign Currency Call Options Purchased								257,051
EUR versus USD	Put	J.P. Morgan Securities LLC	02/05/2019	USD	1.248	EUR	8,333,600	299,624
Subtotal — Over-The-Counter Foreign Currency Put Options Purchased								299,624
Total — Over-The-Counter Foreign Currency Options Purchased — Currency Risk								556,675
Total — Options Purchased (Cost $9,467,376)								$7,999,354

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(j)		Value	Unrealized Appreciation (Depreciation)
CBOE SPX Volatility Index	Call	Barclays Bank PLC	05/16/2018	460	USD	17	$(105,800)	USD	782,000	$(55,217)	$50,583
FTSE 100 Index	Call	Barclays Bank PLC	09/21/2018	73	GBP	7,150	(182,628)	GBP	5,219,500	(377,831)	(195,203)
FTSE 100 Index	Call	Societe Generale	09/21/2018	37	GBP	7,150	(94,677)	GBP	2,645,500	(191,504)	(96,827)
FTSE 100 Index	Call	Societe Generale	09/21/2018	52	GBP	7,500	(110,725)	GBP	3,900,000	(110,152)	573
FTSE 100 Index	Call	Societe Generale	09/21/2018	54	GBP	7,425	(112,499)	GBP	4,009,500	(143,773)	(31,274)
FTSE 100 Index	Call	Societe Generale	09/21/2018	330	GBP	7,400	(840,121)	GBP	24,420,000	(943,498)	(103,377)
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	23	HKD	11,200	(151,684)	HKD	12,880,000	(193,531)	(41,847)
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	52	HKD	11,200	(594,000)	HKD	29,120,000	(437,548)	156,452
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	39	HKD	11,200	(607,446)	HKD	21,840,000	(328,161)	279,285
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	24,000	(8,348)	JPY	48,000,000	(8,520)	(172)
Nikkei 225 Index	Call	UBS	12/14/2018	45	JPY	25,000	(257,216)	JPY	1,125,000,000	(104,694)	152,522
S&P 500 Index	Call	Bank of America Merrill Lynch	05/31/2018	26	USD	2,740	(56,619)	USD	7,124,000	(20,916)	35,703
S&P 500 Index	Call	Bank of America Merrill Lynch	05/31/2018	26	USD	2,775	(29,760)	USD	7,215,000	(8,145)	21,615
S&P 500 Index	Call	Bank of America Merrill Lynch	07/20/2018	26	USD	2,630	(263,226)	USD	6,838,000	(214,926)	48,300
S&P 500 Index	Call	Bank of America Merrill Lynch	07/20/2018	26	USD	2,670	(219,711)	USD	6,942,000	(152,755)	66,956
Subtotal — Over-The-Counter Index Call Options Written				1,271			(3,634,460)			(3,291,171)	343,289
FTSE 100 Index	Put	Barclays Bank PLC	06/15/2018	34	GBP	7,150	(134,197)	GBP	2,431,000	(15,108)	119,089
FTSE 100 Index	Put	Barclays Bank PLC	09/21/2018	37	GBP	6,800	(96,522)	GBP	2,516,000	(37,976)	58,546
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	06/15/2018	5	GBP	7,150	(13,733)	GBP	357,500	(2,222)	11,511
FTSE 100 Index	Put	Societe Generale	09/21/2018	18	GBP	6,800	(48,041)	GBP	1,224,000	(18,475)	29,566
FTSE 100 Index	Put	Societe Generale	09/21/2018	26	GBP	7,150	(45,329)	GBP	1,859,000	(48,852)	(3,523)
FTSE 100 Index	Put	Societe Generale	09/21/2018	27	GBP	7,050	(51,266)	GBP	1,903,500	(42,457)	8,809
FTSE 100 Index	Put	UBS	06/15/2018	7	GBP	7,150	(29,352)	GBP	500,500	(3,111)	26,241
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	24	HKD	10,800	(118,665)	HKD	12,960,000	(53,593)	65,072
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	65	HKD	10,800	(182,122)	HKD	35,100,000	(145,148)	36,974
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	57	HKD	10,800	(100,313)	HKD	30,780,000	(127,283)	(26,970)
Nikkei 225 Index	Put	BNP Paribas S.A.	12/14/2018	2	JPY	20,000	(15,828)	JPY	40,000,000	(8,367)	7,461
Nikkei 225 Index	Put	UBS	12/14/2018	45	JPY	21,000	(414,597)	JPY	945,000,000	(287,221)	127,376
S&P 500 Index	Put	Bank of America Merrill Lynch	07/20/2018	13	USD	2,370	(43,198)	USD	3,081,000	(21,050)	22,148
S&P 500 Index	Put	Bank of America Merrill Lynch	07/20/2018	13	USD	2,405	(29,871)	USD	3,126,500	(24,993)	4,878
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	3	CHF	7,700	(538)	CHF	231,000	(95)	443

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(j)		Value	Unrealized Appreciation (Depreciation)
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	11	CHF	8,000	$(3,369)	CHF	880,000	$(1,023)	$2,346
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	14	CHF	8,200	(6,369)	CHF	1,148,000	(2,552)	3,817
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	3	CHF	8,300	(1,826)	CHF	249,000	(754)	1,072
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	17	CHF	8,600	(20,623)	CHF	1,462,000	(10,631)	9,992
SMI Index	Put	Citigroup Global Markets Inc.	06/15/2018	2	CHF	8,900	(5,339)	CHF	178,000	(3,208)	2,131
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	10	CHF	8,000	(13,033)	CHF	800,000	(930)	12,103
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	8	CHF	8,200	(12,992)	CHF	656,000	(1,458)	11,534
SMI Index	Put	Deutsche Bank Securities Inc.	06/15/2018	6	CHF	8,600	(15,347)	CHF	516,000	(3,752)	11,595
SMI Index	Put	Goldman Sachs International	06/15/2018	2	CHF	8,000	(5,147)	CHF	160,000	(186)	4,961
SMI Index	Put	Goldman Sachs International	06/15/2018	2	CHF	8,200	(5,462)	CHF	164,000	(364)	5,098
SMI Index	Put	Goldman Sachs International	06/15/2018	85	CHF	8,600	(281,430)	CHF	7,310,000	(53,152)	228,278
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	5	CHF	7,700	(422)	CHF	385,000	(158)	264
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	21	CHF	8,000	(3,585)	CHF	1,680,000	(1,953)	1,632
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	29	CHF	8,200	(8,197)	CHF	2,378,000	(5,286)	2,911
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	7	CHF	8,300	(2,533)	CHF	581,000	(1,759)	774
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	36	CHF	8,600	(29,615)	CHF	3,096,000	(22,512)	7,103
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/15/2018	4	CHF	8,900	(7,862)	CHF	356,000	(6,416)	1,446
SMI Index	Put	Societe Generale	06/15/2018	7	CHF	7,700	(1,018)	CHF	539,000	(221)	797
SMI Index	Put	Societe Generale	06/15/2018	28	CHF	8,000	(7,889)	CHF	2,240,000	(2,603)	5,286
SMI Index	Put	Societe Generale	06/15/2018	36	CHF	8,200	(16,112)	CHF	2,952,000	(6,561)	9,551
SMI Index	Put	Societe Generale	06/15/2018	9	CHF	8,300	(5,127)	CHF	747,000	(2,261)	2,866
SMI Index	Put	Societe Generale	06/15/2018	76	CHF	8,600	(141,793)	CHF	6,536,000	(47,525)	94,268
SMI Index	Put	Societe Generale	06/15/2018	6	CHF	8,900	(15,642)	CHF	534,000	(9,625)	6,017
Subtotal — Over-The-Counter Index Put Options Written				800			(1,934,304)			(1,020,841)	913,463
Total — Index Options Written — Equity Risk				2,071			$(5,568,764)			$(4,312,012)	$1,256,752

(j)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
EUR versus USD	Call	Citigroup Global Markets Inc.	02/05/2019	USD	1.351	$(4,996)	EUR	603,100	$(2,706)	$2,290
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.286	(283,704)	EUR	8,333,600	(109,708)	173,996
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/17/2019	BRL	3.750	(3,510)	USD	178,000	(4,959)	(1,449)
USD versus CAD	Call	Bank of America Merrill Lynch	05/17/2018	CAD	1.270	(15,094)	USD	4,096,000	(51,812)	(36,718)
Subtotal — Over-The-Counter Foreign Currency Call Options Written						(307,304)			(169,185)	138,119
CHF versus JPY	Put	Barclays Bank PLC	07/02/2018	JPY	105.900	(5,768)	CHF	2,642,000	(3,073)	2,695
CHF versus JPY	Put	Citigroup Global Markets Inc.	05/02/2018	JPY	112.000	(2,810)	CHF	1,393,374	(21,676)	(18,866)
CHF versus JPY	Put	Morgan Stanley Capital Services LLC	05/02/2018	JPY	108.000	(2,143)	CHF	1,393,372	(1)	2,142
CHF versus JPY	Put	Morgan Stanley Capital Services LLC	06/04/2018	JPY	108.000	(5,645)	CHF	2,786,744	(3,765)	1,880
EUR versus USD	Put	Citigroup Global Markets Inc.	02/05/2019	USD	1.248	(13,301)	EUR	603,100	(21,683)	(8,382)
Subtotal — Over-The-Counter Foreign Currency Put Options Written						(29,667)			(50,198)	(20,531)
Total — Foreign Currency Options Written — Currency Risk						(336,971)			(219,383)	117,588
Total — Options Written						$(5,905,735)			$(4,531,395)	$1,374,340

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Open Futures Contracts(k)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
CAC 40 Index	162	May-2018	$10,707,782	$376,135	$376,135
MSCI Taiwan Index	91	May-2018	3,580,850	12,746	12,746
Swiss Market Index	38	June-2018	3,388,557	110,965	110,965
Subtotal — Equity Risk				499,846	499,846
Euro Bonds	1	June-2018	191,710	1,746	1,746
Euro-Boxl 30 Year Bonds	2	June-2018	395,015	6,218	6,218
Euro-Schatz 2 Year Bonds	10	June-2018	1,351,597	1,220	1,220
U.S. Treasury Long Bonds	1	June-2018	143,844	1,617	1,617
Subtotal — Interest Rate Risk				10,801	10,801
Subtotal — Long Futures Contracts				510,647	510,647

Short Futures Contracts
Bovespa Index	95	June-2018	(2,347,139)	(17,741)	(17,741)
DAX Index	28	June-2018	(10,661,213)	(225,123)	(225,123)
EURO STOXX 50 Index	253	June-2018	(10,614,741)	(466,790)	(466,790)
E-Mini S&P 500 Index	66	June-2018	(8,735,100)	330,147	330,147
FTSE 100 Index	146	June-2018	(14,993,377)	(578,641)	(578,641)
Hang Seng China Enterprises Index	48	May-2018	(3,750,478)	(52,879)	(52,879)
Mexican Bolsa IPC Index	28	June-2018	(725,497)	10,527	10,527
MSCI AC Asia ex Japan Index	53	June-2018	(2,711,401)	50,741	50,741
Nikkei 225 Index	13	June-2018	(1,338,707)	(68,332)	(68,332)
Russell UK Mid 150 Futures Index	65	June-2018	(3,493,241)	(120,259)	(120,259)
Subtotal — Equity Risk				(1,138,350)	(1,138,350)
Long Gilt	11	June-2018	(1,851,334)	(25,882)	(25,882)
Subtotal — Interest Rate Risk				(25,882)	(25,882)
Subtotal — Short Futures Contracts				(1,164,232)	(1,164,232)
Total — Futures Contracts				$(653,585)	$(653,585)

(k)	Futures contracts collateralized by $4,195,646 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(l)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(m)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(n)
Markit CDX North America Investment Grade Index, Series 29, Version 1	Buy	(1.00)%	Quarterly	12/20/2022	0.531%	USD	21,768,000	$(488,332)	$(442,043)	$46,289
Markit CDX North America Investment Grade Index, Series 30, Version 1	Buy	(1.00)	Quarterly	06/20/2023	0.608	USD	5,941,153	(112,472)	(110,114)	2,358
Markit iTraxx Europe Index, Series 28, Version 1	Sell	1.00	Quarterly	12/20/2022	0.459	EUR	4,072,000	108,346	122,870	14,524
Markit iTraxx Europe Index, Series 29, Version 1	Sell	1.00	Quarterly	06/20/2023	0.543	EUR	599,000	16,686	16,777	91
Subtotal — Appreciation								(475,772)	(412,510)	63,262
Markit iTraxx Crossover Index, Series 29, Version 1	Buy	(5.00)	Quarterly	06/20/2023	2.703	EUR	300,000	(37,355)	(38,589)	(1,234)
Markit iTraxx Europe Index, Series 27, Version 1	Buy	(1.00)	Quarterly	06/20/2022	0.364	EUR	21,323,000	(268,705)	(677,966)	(409,261)
Markit iTraxx Europe Index, Series 29, Version 1	Buy	(1.00)	Quarterly	06/20/2023	0.543	EUR	300,000	(7,700)	(8,403)	(703)
Subtotal — Depreciation								(313,760)	(724,958)	(411,198)
Total Credit Default Swap Agreements — Credit Risk								$(789,532)	$(1,137,468)	$(347,936)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

(m)	Implied credit spreads represent the current level as of April 30, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.
(n)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Centrally Cleared Interest Rate Swap Agreements(l)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Receive	3 Month CDOR	Semi-Annually	2.113%	Semi-Annually	12/20/2022	CAD	792,000	$—	$10,513	$10,513
Receive	3 Month CDOR	Semi-Annually	2.133	Semi-Annually	12/20/2022	CAD	998,000	—	12,560	12,560
Receive	3 Month CDOR	Semi-Annually	2.420	Semi-Annually	12/20/2022	CAD	1,838,630	—	6,354	6,354
Receive	3 Month CDOR	Semi-Annually	2.430	Semi-Annually	12/20/2022	CAD	1,838,630	—	5,741	5,741
Receive	3 Month CDOR	Semi-Annually	2.435	Semi-Annually	12/20/2022	CAD	3,677,259	—	10,869	10,869
Receive	3 Month CDOR	Semi-Annually	2.453	Semi-Annually	12/20/2022	CAD	1,838,630	—	4,361	4,361
Receive	3 Month CDOR	Semi-Annually	2.455	Semi-Annually	12/20/2022	CAD	1,838,630	—	4,208	4,208
Receive	3 Month CDOR	Semi-Annually	2.460	Semi-Annually	12/20/2022	CAD	1,838,630	—	3,902	3,902
Receive	3 Month CDOR	Semi-Annually	2.463	Semi-Annually	12/20/2022	CAD	1,838,630	—	3,748	3,748
Receive	3 Month CDOR	Semi-Annually	2.478	Semi-Annually	12/20/2022	CAD	2,006,110	—	3,086	3,086
Receive	3 Month STIBOR	Quarterly	(0.036)	Annually	09/21/2021	SEK	10,167,000	—	7,788	7,788
Receive	3 Month STIBOR	Quarterly	0.020	Annually	09/21/2021	SEK	11,493,000	—	6,309	6,309
Receive	3 Month STIBOR	Quarterly	0.020	Annually	12/21/2021	SEK	16,053,000	—	13,382	13,382
Receive	3 Month USD LIBOR	Quarterly	2.655	Semi-Annually	03/18/2027	USD	2,005,530	—	49,889	49,889
Receive	3 Month USD LIBOR	Quarterly	2.661	Semi-Annually	03/18/2027	USD	4,228,055	—	103,666	103,666
Receive	3 Month USD LIBOR	Quarterly	2.665	Semi-Annually	03/18/2027	USD	3,971,347	—	96,379	96,379
Receive	3 Month USD LIBOR	Quarterly	2.671	Semi-Annually	09/15/2047	USD	1,083,000	—	32,074	32,074
Receive	3 Month USD LIBOR	Quarterly	2.672	Semi-Annually	03/18/2027	USD	4,003,118	—	95,478	95,478
Receive	3 Month USD LIBOR	Quarterly	2.676	Semi-Annually	03/18/2027	USD	4,034,889	—	95,256	95,256
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	03/18/2027	USD	4,011,061	—	94,206	94,206
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	09/15/2047	USD	428,000	—	12,428	12,428
Receive	3 Month USD LIBOR	Quarterly	2.693	Semi-Annually	12/15/2047	USD	395,000	—	10,726	10,726
Receive	3 Month USD LIBOR	Quarterly	2.752	Semi-Annually	12/15/2047	USD	608,000	—	13,468	13,468
Receive	3 Month USD LIBOR	Quarterly	2.758	Semi-Annually	03/21/2023	USD	3,693,735	—	29,052	29,052
Receive	3 Month USD LIBOR	Quarterly	2.770	Semi-Annually	03/21/2023	USD	3,693,735	—	26,999	26,999
Receive	3 Month USD LIBOR	Quarterly	2.777	Semi-Annually	03/21/2023	USD	416,284	—	2,910	2,910
Receive	3 Month USD LIBOR	Quarterly	2.791	Semi-Annually	12/15/2047	USD	439,000	—	8,304	8,304
Receive	3 Month USD LIBOR	Quarterly	2.909	Semi-Annually	03/18/2027	USD	2,264,000	—	21,389	21,389
Receive	3 Month USD LIBOR	Quarterly	2.969	Semi-Annually	06/15/2048	USD	1,656,000	—	4,931	4,931
Receive	3 Month USD LIBOR	Quarterly	2.983	Semi-Annually	03/18/2027	USD	4,845,000	—	23,992	23,992
Receive	3 Month USD LIBOR	Quarterly	3.002	Semi-Annually	06/17/2023	USD	2,129,000	—	2,467	2,467
Receive	6 Month EUR LIBOR	Semi-Annually	1.012	Annually	06/20/2028	EUR	454,000	—	941	941
Receive	6 Month EUR LIBOR	Semi-Annually	1.638	Annually	06/21/2028	EUR	961,000	—	1,060	1,060
Receive	6 Month EUR LIBOR	Semi-Annually	1.714	Annually	06/15/2048	EUR	483,000	—	4,545	4,545
Receive	6 Month EUR LIBOR	Semi-Annually	1.760	Annually	12/15/2047	EUR	504,000	—	2,934	2,934
Receive	6 Month GBP LIBOR	Semi-Annually	1.443	Semi-Annually	06/16/2047	GBP	264,000	—	9,174	9,174
Receive	6 Month GBP LIBOR	Semi-Annually	1.494	Semi-Annually	09/15/2047	GBP	86,000	—	2,224	2,224
Receive	6 Month GBP LIBOR	Semi-Annually	1.500	Semi-Annually	12/15/2047	GBP	304,000	—	7,227	7,227
Receive	6 Month GBP LIBOR	Semi-Annually	1.523	Semi-Annually	09/15/2047	GBP	589,211	—	12,555	12,555
Receive	6 Month GBP LIBOR	Semi-Annually	1.544	Semi-Annually	09/15/2047	GBP	1,206,492	—	21,794	21,794
Receive	6 Month GBP LIBOR	Semi-Annually	1.545	Semi-Annually	09/15/2047	GBP	566,313	—	10,142	10,142
Receive	6 Month GBP LIBOR	Semi-Annually	1.549	Semi-Annually	09/15/2047	GBP	1,206,492	—	20,909	20,909
Receive	6 Month GBP LIBOR	Semi-Annually	1.552	Semi-Annually	03/16/2048	GBP	1,792,964	—	26,542	26,542
Receive	6 Month GBP LIBOR	Semi-Annually	1.558	Semi-Annually	09/15/2047	GBP	1,206,492	—	19,278	19,278

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Receive	6 Month GBP LIBOR	Semi-Annually	1.576%	Semi-Annually	03/16/2048	GBP	896,482	$—	$10,002	$10,002
Receive	6 Month GBP LIBOR	Semi-Annually	1.581	Semi-Annually	03/16/2048	GBP	621,229	—	6,407	6,407
Receive	6 Month GBP LIBOR	Semi-Annually	1.598	Semi-Annually	12/15/2047	GBP	570,000	—	5,010	5,010
Receive	6 Month GBP LIBOR	Semi-Annually	1.608	Semi-Annually	12/15/2047	GBP	571,000	—	4,096	4,096
Receive	6 Month GBP LIBOR	Semi-Annually	1.614	Semi-Annually	03/16/2048	GBP	1,361,325	—	7,247	7,247
Receive	6 Month GBP LIBOR	Semi-Annually	1.615	Semi-Annually	09/17/2046	GBP	4,229,880	—	47,141	47,141
Receive	6 Month GBP LIBOR	Semi-Annually	1.648	Semi-Annually	12/15/2047	GBP	586,000	—	593	593
Pay	3 Month AUD BBSW	Quarterly	2.559	Quarterly	03/18/2022	AUD	2,969,629	—	274	274
Pay	3 Month AUD BBSW	Quarterly	2.560	Quarterly	03/18/2022	AUD	2,913,304	—	310	310
Pay	3 Month AUD BBSW	Quarterly	2.564	Quarterly	03/18/2022	AUD	3,458,371	—	563	563
Pay	3 Month AUD BBSW	Quarterly	2.568	Quarterly	03/18/2022	AUD	2,913,304	—	639	639
Pay	3 Month AUD BBSW	Quarterly	2.575	Quarterly	03/18/2022	AUD	3,120,098	—	992	992
Pay	3 Month AUD BBSW	Quarterly	2.583	Quarterly	03/18/2022	AUD	3,007,286	—	1,296	1,296
Pay	3 Month AUD BBSW	Quarterly	2.585	Quarterly	03/18/2022	AUD	3,458,371	—	1,588	1,588
Pay	3 Month AUD BBSW	Quarterly	2.597	Quarterly	03/18/2022	AUD	3,120,098	—	1,962	1,962
Pay	3 Month AUD BBSW	Quarterly	2.631	Quarterly	03/18/2022	AUD	3,767,034	—	4,177	4,177
Pay	3 Month AUD BBSW	Quarterly	2.636	Quarterly	06/17/2022	AUD	2,142,088	—	1,081	1,081
Pay	3 Month AUD BBSW	Quarterly	2.642	Quarterly	03/18/2022	AUD	3,458,372	—	4,372	4,372
Pay	3 Month AUD BBSW	Quarterly	2.653	Quarterly	06/17/2022	AUD	2,142,088	—	1,577	1,577
Pay	3 Month AUD BBSW	Quarterly	2.662	Quarterly	06/17/2022	AUD	3,496,472	—	3,040	3,040
Pay	3 Month AUD BBSW	Quarterly	2.663	Quarterly	06/17/2022	AUD	2,142,088	—	1,878	1,878
Pay	3 Month AUD BBSW	Quarterly	2.664	Quarterly	06/17/2022	AUD	2,142,088	—	1,923	1,923
Pay	3 Month AUD BBSW	Quarterly	2.665	Quarterly	06/17/2022	AUD	2,142,088	—	1,953	1,953
Pay	3 Month AUD BBSW	Quarterly	2.688	Quarterly	06/17/2022	AUD	2,142,088	—	2,644	2,644
Pay	3 Month CDOR	Semi-Annually	2.390	Semi-Annually	06/20/2021	CAD	3,685,472	—	310	310
Pay	3 Month STIBOR	Quarterly	0.598	Annually	06/20/2023	SEK	4,290,000	—	536	536
Pay	3 Month STIBOR	Quarterly	2.234	Annually	03/15/2028	SEK	3,058,000	—	3,502	3,502
Pay	3 Month STIBOR	Quarterly	2.265	Annually	03/15/2028	SEK	3,668,000	—	4,799	4,799
Pay	3 Month STIBOR	Quarterly	2.313	Annually	01/19/2026	SEK	21,817,000	—	92,457	92,457
Pay	3 Month STIBOR	Quarterly	2.534	Annually	12/17/2025	SEK	36,231,000	—	203,173	203,173
Pay	3 Month STIBOR	Quarterly	2.655	Annually	01/04/2026	SEK	34,380,000	—	212,756	212,756
Pay	3 Month USD LIBOR	Quarterly	3.010	Semi-Annually	03/16/2048	USD	1,214,517	—	22	22
Pay	3 Month USD LIBOR	Quarterly	3.038	Semi-Annually	03/16/2048	USD	1,089,017	—	2,534	2,534
Pay	3 Month USD LIBOR	Quarterly	3.048	Semi-Annually	03/16/2048	USD	1,089,950	—	3,451	3,451
Pay	3 Month USD LIBOR	Quarterly	3.055	Semi-Annually	06/15/2048	USD	946,000	—	3,979	3,979
Pay	6 Month EUR LIBOR	Semi-Annually	0.386	Annually	03/21/2023	EUR	13,474,598	—	1,429	1,429
Pay	6 Month EUR LIBOR	Semi-Annually	0.444	Annually	03/21/2023	EUR	334,000	—	1,353	1,353
Pay	6 Month EUR LIBOR	Semi-Annually	1.689	Annually	03/21/2028	EUR	5,493,000	—	22,367	22,367
Pay	6 Month EUR LIBOR	Semi-Annually	1.788	Annually	03/21/2028	EUR	243,000	—	2,373	2,373
Pay	6 Month EUR LIBOR	Semi-Annually	1.798	Annually	06/15/2048	EUR	217,000	—	367	367
Pay	6 Month EUR LIBOR	Semi-Annually	1.812	Annually	03/16/2048	EUR	254,418	—	597	597
Pay	6 Month EUR LIBOR	Semi-Annually	1.813	Annually	03/16/2048	EUR	249,329	—	601	601
Pay	6 Month EUR LIBOR	Semi-Annually	1.814	Annually	03/16/2048	EUR	254,100	—	663	663
Pay	6 Month EUR LIBOR	Semi-Annually	1.816	Annually	09/15/2047	EUR	652,000	—	209	209
Pay	6 Month EUR LIBOR	Semi-Annually	1.817	Annually	03/16/2048	EUR	251,559	—	756	756
Pay	6 Month EUR LIBOR	Semi-Annually	1.820	Annually	03/16/2048	EUR	255,516	—	853	853
Pay	6 Month EUR LIBOR	Semi-Annually	1.821	Annually	09/15/2047	EUR	1,304,000	—	1,298	1,298
Pay	6 Month EUR LIBOR	Semi-Annually	1.822	Annually	09/15/2047	EUR	654,000	—	734	734
Pay	6 Month EUR LIBOR	Semi-Annually	1.824	Annually	09/15/2047	EUR	653,000	—	907	907

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Pay	6 Month EUR LIBOR	Semi-Annually	1.830%	Annually	09/15/2047	EUR	652,000	$—	$1,385	$1,385
Pay	6 Month EUR LIBOR	Semi-Annually	1.833	Annually	03/16/2048	EUR	260,371	—	1,335	1,335
Pay	6 Month EUR LIBOR	Semi-Annually	1.835	Annually	03/16/2048	EUR	254,245	—	1,354	1,354
Pay	6 Month EUR LIBOR	Semi-Annually	1.841	Annually	09/15/2047	EUR	1,305,000	—	4,778	4,778
Pay	6 Month EUR LIBOR	Semi-Annually	1.848	Annually	03/16/2048	EUR	251,702	—	1,791	1,791
Pay	6 Month EUR LIBOR	Semi-Annually	1.850	Annually	03/16/2048	EUR	255,516	—	1,869	1,869
Pay	6 Month EUR LIBOR	Semi-Annually	1.866	Annually	03/16/2048	EUR	254,244	—	2,399	2,399
Pay	6 Month EUR LIBOR	Semi-Annually	1.893	Annually	12/15/2047	EUR	353,048	—	4,161	4,161
Pay	6 Month EUR LIBOR	Semi-Annually	1.899	Annually	12/15/2047	EUR	685,952	—	8,710	8,710
Pay	6 Month EUR LIBOR	Semi-Annually	1.937	Annually	12/15/2047	EUR	179,000	—	3,165	3,165
Pay	6 Month GBP LIBOR	Semi-Annually	1.650	Semi-Annually	03/16/2048	GBP	737,000	—	240	240
Pay	6 Month GBP LIBOR	Semi-Annually	1.661	Semi-Annually	12/15/2047	GBP	643,000	—	666	666
Pay	6 Month GBP LIBOR	Semi-Annually	1.670	Semi-Annually	09/15/2047	GBP	538,000	—	754	754
Subtotal — Appreciation								—	1,661,158	1,661,158
Receive	3 Month CDOR	Semi-Annually	2.525	Semi-Annually	12/20/2022	CAD	2,718,440	—	(124)	(124)
Receive	3 Month STIBOR	Quarterly	0.348	Annually	06/21/2022	SEK	14,426,000	—	(865)	(865)
Receive	3 Month STIBOR	Quarterly	0.354	Annually	06/21/2022	SEK	5,530,800	—	(482)	(482)
Receive	3 Month STIBOR	Quarterly	0.390	Annually	04/29/2021	SEK	111,635,138	—	(123,112)	(123,112)
Receive	3 Month STIBOR	Quarterly	0.720	Annually	03/21/2023	SEK	3,671,000	—	(4,541)	(4,541)
Receive	3 Month USD LIBOR	Quarterly	3.048	Semi-Annually	03/16/2048	USD	202,000	—	(643)	(643)
Receive	6 Month EUR LIBOR	Semi-Annually	0.082	Annually	06/20/2021	EUR	8,767,000	—	(2,570)	(2,570)
Receive	6 Month EUR LIBOR	Semi-Annually	0.087	Annually	06/20/2021	EUR	17,534,000	—	(8,523)	(8,523)
Receive	6 Month EUR LIBOR	Semi-Annually	0.088	Annually	06/20/2021	EUR	26,301,000	—	(13,933)	(13,933)
Receive	6 Month EUR LIBOR	Semi-Annually	0.414	Annually	03/21/2023	EUR	374,835	7	(843)	(850)
Receive	6 Month EUR LIBOR	Semi-Annually	0.415	Annually	03/21/2023	EUR	2,317,131	6	(5,338)	(5,344)
Receive	6 Month EUR LIBOR	Semi-Annually	0.417	Annually	03/21/2023	EUR	411,559	(43)	(1,006)	(963)
Receive	6 Month EUR LIBOR	Semi-Annually	0.418	Annually	03/21/2023	EUR	4,124,942	—	(10,298)	(10,298)
Receive	6 Month EUR LIBOR	Semi-Annually	0.419	Annually	03/21/2023	EUR	1,588,293	224	(4,066)	(4,290)
Receive	6 Month EUR LIBOR	Semi-Annually	0.420	Annually	03/21/2023	EUR	849,606	116	(2,221)	(2,337)
Receive	6 Month EUR LIBOR	Semi-Annually	0.422	Annually	03/21/2023	EUR	1,300,336	(393)	(3,561)	(3,168)
Receive	6 Month EUR LIBOR	Semi-Annually	0.423	Annually	03/21/2023	EUR	773,550	186	(2,160)	(2,346)
Receive	6 Month EUR LIBOR	Semi-Annually	0.424	Annually	03/21/2023	EUR	852,874	342	(2,431)	(2,773)
Receive	6 Month EUR LIBOR	Semi-Annually	0.425	Annually	03/21/2023	EUR	1,254,613	(156)	(3,649)	(3,493)
Receive	6 Month EUR LIBOR	Semi-Annually	0.426	Annually	03/21/2023	EUR	1,246,560	(15)	(3,701)	(3,686)
Receive	6 Month EUR LIBOR	Semi-Annually	0.427	Annually	03/21/2023	EUR	9,432,655	529	(28,474)	(29,003)
Receive	6 Month EUR LIBOR	Semi-Annually	0.430	Annually	03/21/2023	EUR	380,484	81	(1,211)	(1,292)
Receive	6 Month EUR LIBOR	Semi-Annually	0.432	Annually	03/21/2023	EUR	1,585,187	(597)	(5,268)	(4,671)
Receive	6 Month EUR LIBOR	Semi-Annually	0.433	Annually	03/21/2023	EUR	1,093,070	81	(3,692)	(3,773)
Receive	6 Month EUR LIBOR	Semi-Annually	0.435	Annually	03/21/2023	EUR	846,885	255	(2,976)	(3,231)
Receive	6 Month EUR LIBOR	Semi-Annually	0.437	Annually	03/21/2023	EUR	1,250,432	78	(4,525)	(4,603)
Receive	6 Month EUR LIBOR	Semi-Annually	0.443	Annually	03/21/2023	EUR	380,376	86	(1,511)	(1,597)
Receive	6 Month EUR LIBOR	Semi-Annually	0.493	Annually	03/21/2023	EUR	503,500	—	(3,494)	(3,494)
Receive	6 Month EUR LIBOR	Semi-Annually	0.497	Annually	03/21/2023	EUR	503,500	—	(3,598)	(3,598)
Receive	6 Month EUR LIBOR	Semi-Annually	0.503	Annually	03/21/2023	EUR	1,298,000	—	(9,773)	(9,773)
Receive	6 Month EUR LIBOR	Semi-Annually	1.004	Annually	03/21/2028	EUR	554,371	—	(1,552)	(1,552)
Receive	6 Month EUR LIBOR	Semi-Annually	1.005	Annually	03/21/2028	EUR	561,658	—	(1,638)	(1,638)
Receive	6 Month EUR LIBOR	Semi-Annually	1.019	Annually	03/21/2028	EUR	554,371	—	(2,555)	(2,555)
Receive	6 Month EUR LIBOR	Semi-Annually	1.020	Annually	03/21/2028	EUR	554,372	—	(2,587)	(2,587)
Receive	6 Month EUR LIBOR	Semi-Annually	1.032	Annually	03/21/2028	EUR	554,372	—	(3,395)	(3,395)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Receive	6 Month EUR LIBOR	Semi-Annually	1.035%	Annually	03/21/2028	EUR	554,371	$—	$(3,557)	$(3,557)
Receive	6 Month EUR LIBOR	Semi-Annually	1.035	Annually	03/23/2028	EUR	2,217,484	818	(14,207)	(15,025)
Receive	6 Month EUR LIBOR	Semi-Annually	1.803	Annually	03/16/2048	EUR	295,000	—	(336)	(336)
Receive	6 Month EUR LIBOR	Semi-Annually	1.811	Annually	12/15/2047	EUR	407,000	—	(393)	(393)
Receive	6 Month EUR LIBOR	Semi-Annually	1.880	Annually	03/16/2048	EUR	607,331	—	(6,889)	(6,889)
Receive	6 Month EUR LIBOR	Semi-Annually	1.886	Annually	03/16/2048	EUR	641,071	—	(7,739)	(7,739)
Receive	6 Month EUR LIBOR	Semi-Annually	1.911	Annually	03/16/2048	EUR	640,397	—	(9,852)	(9,852)
Receive	6 Month EUR LIBOR	Semi-Annually	1.915	Annually	03/16/2048	EUR	624,201	—	(9,975)	(9,975)
Receive	6 Month EUR LIBOR	Semi-Annually	1.940	Annually	09/15/2047	EUR	199,000	—	(3,362)	(3,362)
Receive	6 Month EUR LIBOR	Semi-Annually	1.952	Annually	12/15/2047	EUR	391,000	—	(7,689)	(7,689)
Receive	6 Month GBP LIBOR	Semi-Annually	1.693	Semi-Annually	09/17/2046	GBP	1,178,120	—	(1,247)	(1,247)
Receive	6 Month GBP LIBOR	Semi-Annually	1.694	Semi-Annually	03/16/2048	GBP	300,300	—	(2,099)	(2,099)
Receive	6 Month GBP LIBOR	Semi-Annually	1.695	Semi-Annually	03/16/2048	GBP	300,300	—	(2,168)	(2,168)
Receive	6 Month GBP LIBOR	Semi-Annually	1.702	Semi-Annually	03/16/2048	GBP	309,400	—	(2,566)	(2,566)
Receive	6 Month GBP LIBOR	Semi-Annually	1.708	Semi-Annually	06/15/2048	GBP	442,000	—	(4,496)	(4,496)
Receive	6 Month GBP LIBOR	Semi-Annually	1.713	Semi-Annually	06/15/2048	GBP	442,000	—	(4,834)	(4,834)
Receive	6 Month GBP LIBOR	Semi-Annually	1.733	Semi-Annually	03/16/2048	GBP	267,000	—	(3,485)	(3,485)
Receive	6 Month GBP LIBOR	Semi-Annually	1.743	Semi-Annually	03/16/2048	GBP	267,000	—	(3,895)	(3,895)
Pay	28 Day MXN TIIE	Monthly	6.925	Monthly	06/16/2021	MXN	1,500,000	—	(512)	(512)
Pay	3 Month AUD BBSW	Quarterly	2.490	Quarterly	06/17/2022	AUD	2,022,372	—	(3,124)	(3,124)
Pay	3 Month AUD BBSW	Quarterly	2.493	Quarterly	06/17/2022	AUD	1,862,985	—	(2,813)	(2,813)
Pay	3 Month AUD BBSW	Quarterly	2.534	Quarterly	03/18/2022	AUD	2,454,172	—	(640)	(640)
Pay	3 Month AUD BBSW	Quarterly	2.545	Quarterly	03/18/2022	AUD	2,950,961	—	(311)	(311)
Pay	3 Month AUD BBSW	Quarterly	2.560	Quarterly	06/17/2022	AUD	2,064,896	—	(1,161)	(1,161)
Pay	3 Month AUD BBSW	Quarterly	2.565	Quarterly	06/17/2022	AUD	4,167,854	—	(2,051)	(2,051)
Pay	3 Month AUD BBSW	Quarterly	2.570	Quarterly	06/17/2022	AUD	5,911,893	—	(2,494)	(2,494)
Pay	3 Month CDOR	Semi-Annually	2.030	Semi-Annually	12/20/2022	CAD	351,536	—	(5,665)	(5,665)
Pay	3 Month CDOR	Semi-Annually	2.038	Semi-Annually	12/20/2022	CAD	1,282,813	—	(20,340)	(20,340)
Pay	3 Month CDOR	Semi-Annually	2.040	Semi-Annually	12/20/2022	CAD	1,282,814	—	(20,229)	(20,229)
Pay	3 Month CDOR	Semi-Annually	2.043	Semi-Annually	12/20/2022	CAD	1,120,930	—	(17,580)	(17,580)
Pay	3 Month CDOR	Semi-Annually	2.045	Semi-Annually	12/20/2022	CAD	1,795,907	—	(28,012)	(28,012)
Pay	3 Month CDOR	Semi-Annually	2.140	Semi-Annually	09/18/2022	CAD	509,225	—	(5,747)	(5,747)
Pay	3 Month CDOR	Semi-Annually	2.145	Semi-Annually	09/15/2022	CAD	1,261,963	—	(13,988)	(13,988)
Pay	3 Month CDOR	Semi-Annually	2.150	Semi-Annually	09/15/2022	CAD	1,261,963	—	(13,782)	(13,782)
Pay	3 Month CDOR	Semi-Annually	2.153	Semi-Annually	09/15/2022	CAD	1,261,962	—	(13,680)	(13,680)
Pay	3 Month CDOR	Semi-Annually	2.155	Semi-Annually	09/18/2022	CAD	1,261,963	—	(13,625)	(13,625)
Pay	3 Month CDOR	Semi-Annually	2.160	Semi-Annually	09/18/2022	CAD	1,261,962	—	(13,419)	(13,419)
Pay	3 Month CDOR	Semi-Annually	2.163	Semi-Annually	09/18/2022	CAD	1,261,962	—	(13,316)	(13,316)
Pay	3 Month CDOR	Semi-Annually	2.169	Semi-Annually	12/20/2022	CAD	1,245,463	—	(14,109)	(14,109)
Pay	3 Month CDOR	Semi-Annually	2.170	Semi-Annually	12/20/2022	CAD	1,245,462	—	(14,066)	(14,066)
Pay	3 Month CDOR	Semi-Annually	2.174	Semi-Annually	12/20/2022	CAD	1,245,463	—	(13,916)	(13,916)
Pay	3 Month CDOR	Semi-Annually	2.175	Semi-Annually	12/20/2022	CAD	2,878,150	—	(31,997)	(31,997)
Pay	3 Month CDOR	Semi-Annually	2.190	Semi-Annually	12/20/2022	CAD	1,245,462	—	(13,209)	(13,209)
Pay	3 Month CDOR	Semi-Annually	2.340	Semi-Annually	06/20/2021	CAD	3,377,816	—	(3,542)	(3,542)
Pay	3 Month CDOR	Semi-Annually	2.348	Semi-Annually	06/20/2021	CAD	3,377,816	—	(2,968)	(2,968)
Pay	3 Month CDOR	Semi-Annually	2.350	Semi-Annually	06/20/2021	CAD	3,377,816	—	(2,776)	(2,776)
Pay	3 Month CDOR	Semi-Annually	2.355	Semi-Annually	06/20/2021	CAD	3,377,816	—	(2,394)	(2,394)
Pay	3 Month CDOR	Semi-Annually	2.368	Semi-Annually	06/20/2021	CAD	3,377,816	—	(1,437)	(1,437)
Pay	3 Month CDOR	Semi-Annually	2.370	Semi-Annually	06/20/2021	CAD	3,377,816	—	(1,246)	(1,246)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Pay	3 Month CDOR	Semi-Annually	2.378%	Semi-Annually	06/20/2021	CAD	3,377,816	$—	$(672)	$(672)
Pay	3 Month CDOR	Semi-Annually	2.380	Semi-Annually	06/20/2021	CAD	3,377,816	—	(481)	(481)
Pay	3 Month STIBOR	Quarterly	1.613	Annually	09/15/2026	SEK	16,053,000	—	(9,062)	(9,062)
Pay	3 Month USD LIBOR	Quarterly	2.155	Semi-Annually	09/17/2046	USD	751,000	—	(57,987)	(57,987)
Pay	3 Month USD LIBOR	Quarterly	2.163	Semi-Annually	09/17/2046	USD	1,123,000	—	(85,928)	(85,928)
Pay	3 Month USD LIBOR	Quarterly	2.453	Semi-Annually	03/24/2046	USD	4,233,688	—	(223,655)	(223,655)
Pay	3 Month USD LIBOR	Quarterly	2.510	Semi-Annually	06/18/2046	USD	491,000	—	(23,092)	(23,092)
Pay	3 Month USD LIBOR	Quarterly	2.535	Semi-Annually	03/18/2023	USD	4,293,033	—	(60,124)	(60,124)
Pay	3 Month USD LIBOR	Quarterly	2.538	Semi-Annually	03/18/2023	USD	9,079,468	—	(126,563)	(126,563)
Pay	3 Month USD LIBOR	Quarterly	2.547	Semi-Annually	03/18/2023	USD	8,578,125	—	(117,429)	(117,429)
Pay	3 Month USD LIBOR	Quarterly	2.549	Semi-Annually	03/18/2023	USD	8,578,125	—	(116,984)	(116,984)
Pay	3 Month USD LIBOR	Quarterly	2.549	Semi-Annually	03/21/2023	USD	5,355,119	—	(89,779)	(89,779)
Pay	3 Month USD LIBOR	Quarterly	2.553	Semi-Annually	03/18/2023	USD	17,156,249	—	(232,085)	(232,085)
Pay	3 Month USD LIBOR	Quarterly	2.553	Semi-Annually	03/21/2023	USD	2,496,881	—	(41,368)	(41,368)
Pay	3 Month USD LIBOR	Quarterly	2.591	Semi-Annually	09/15/2047	USD	131,000	—	(4,778)	(4,778)
Pay	3 Month USD LIBOR	Quarterly	2.623	Semi-Annually	06/16/2047	USD	376,000	—	(12,946)	(12,946)
Pay	3 Month USD LIBOR	Quarterly	2.625	Semi-Annually	04/28/2046	USD	574,000	—	(21,428)	(21,428)
Pay	3 Month USD LIBOR	Quarterly	2.691	Semi-Annually	12/15/2047	USD	515,531	—	(14,074)	(14,074)
Pay	3 Month USD LIBOR	Quarterly	2.697	Semi-Annually	12/15/2047	USD	515,735	—	(13,843)	(13,843)
Pay	3 Month USD LIBOR	Quarterly	2.701	Semi-Annually	06/20/2021	USD	6,035,500	—	(27,876)	(27,876)
Pay	3 Month USD LIBOR	Quarterly	2.703	Semi-Annually	12/15/2047	USD	515,734	—	(13,590)	(13,590)
Pay	3 Month USD LIBOR	Quarterly	2.709	Semi-Annually	12/15/2047	USD	384,000	—	(9,892)	(9,892)
Pay	3 Month USD LIBOR	Quarterly	2.713	Semi-Annually	06/16/2047	USD	959,000	—	(25,635)	(25,635)
Pay	3 Month USD LIBOR	Quarterly	2.715	Semi-Annually	06/20/2021	USD	6,035,500	—	(25,362)	(25,362)
Pay	3 Month USD LIBOR	Quarterly	2.779	Semi-Annually	03/16/2048	USD	450,000	—	(8,726)	(8,726)
Pay	3 Month USD LIBOR	Quarterly	2.788	Semi-Annually	12/15/2047	USD	400,000	—	(7,667)	(7,667)
Pay	3 Month USD LIBOR	Quarterly	2.789	Semi-Annually	03/16/2048	USD	441,551	—	(8,192)	(8,192)
Pay	3 Month USD LIBOR	Quarterly	2.794	Semi-Annually	03/16/2048	USD	450,562	—	(8,170)	(8,170)
Pay	3 Month USD LIBOR	Quarterly	2.796	Semi-Annually	03/16/2048	USD	445,500	—	(8,003)	(8,003)
Pay	3 Month USD LIBOR	Quarterly	2.832	Semi-Annually	03/18/2023	USD	7,064,000	—	(41,441)	(41,441)
Pay	3 Month USD LIBOR	Quarterly	2.847	Semi-Annually	03/16/2048	USD	461,105	—	(6,290)	(6,290)
Pay	3 Month USD LIBOR	Quarterly	2.858	Semi-Annually	03/16/2048	USD	452,509	—	(5,774)	(5,774)
Pay	3 Month USD LIBOR	Quarterly	2.863	Semi-Annually	03/16/2048	USD	452,508	—	(5,565)	(5,565)
Pay	3 Month USD LIBOR	Quarterly	2.869	Semi-Annually	03/16/2048	USD	450,256	—	(5,310)	(5,310)
Pay	3 Month USD LIBOR	Quarterly	2.885	Semi-Annually	03/16/2048	USD	445,753	—	(4,658)	(4,658)
Pay	3 Month USD LIBOR	Quarterly	2.895	Semi-Annually	03/16/2048	USD	450,256	—	(4,327)	(4,327)
Pay	3 Month USD LIBOR	Quarterly	2.899	Semi-Annually	03/16/2048	USD	919,000	—	(8,586)	(8,586)
Pay	3 Month USD LIBOR	Quarterly	2.938	Semi-Annually	03/18/2023	USD	10,154,000	—	(30,103)	(30,103)
Pay	3 Month USD LIBOR	Quarterly	3.005	Semi-Annually	03/16/2048	USD	1,214,516	—	(488)	(488)
Pay	3 Month USD LIBOR	Quarterly	3.023	Semi-Annually	06/17/2027	USD	1,132,000	—	(3,047)	(3,047)
Pay	6 Month EUR LIBOR	Semi-Annually	0.371	Annually	03/21/2023	EUR	1,181,595	—	(1,335)	(1,335)
Pay	6 Month EUR LIBOR	Semi-Annually	0.372	Annually	03/21/2023	EUR	2,211,236	—	(2,372)	(2,372)
Pay	6 Month EUR LIBOR	Semi-Annually	0.377	Annually	03/21/2023	EUR	4,491,533	—	(1,784)	(1,784)
Pay	6 Month EUR LIBOR	Semi-Annually	0.382	Annually	03/21/2023	EUR	8,983,065	—	(1,249)	(1,249)
Pay	6 Month EUR LIBOR	Semi-Annually	1.567	Annually	03/21/2028	EUR	929,635	57	(2,773)	(2,830)
Pay	6 Month EUR LIBOR	Semi-Annually	1.570	Annually	03/21/2028	EUR	980,247	158	(2,727)	(2,885)
Pay	6 Month EUR LIBOR	Semi-Annually	1.575	Annually	03/21/2028	EUR	971,128	(44)	(2,428)	(2,384)
Pay	6 Month EUR LIBOR	Semi-Annually	1.585	Annually	03/21/2028	EUR	968,975	250	(1,866)	(2,116)
Pay	6 Month EUR LIBOR	Semi-Annually	1.590	Annually	03/21/2028	EUR	957,200	467	(1,568)	(2,035)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(l)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Pay	6 Month EUR LIBOR	Semi-Annually	1.592%	Annually	03/21/2028	EUR	946,335	$364	$(1,468)	$(1,832)
Pay	6 Month EUR LIBOR	Semi-Annually	1.593	Annually	03/21/2028	EUR	1,335,294	(380)	(1,957)	(1,577)
Pay	6 Month EUR LIBOR	Semi-Annually	1.594	Annually	03/21/2028	EUR	1,533,210	(844)	(2,167)	(1,323)
Pay	6 Month EUR LIBOR	Semi-Annually	1.595	Annually	03/21/2028	EUR	949,976	342	(1,283)	(1,625)
Pay	6 Month EUR LIBOR	Semi-Annually	1.607	Annually	03/21/2028	EUR	2,393,000	—	(1,580)	(1,580)
Pay	6 Month EUR LIBOR	Semi-Annually	1.789	Annually	03/16/2048	EUR	237,000	—	(182)	(182)
Pay	6 Month EUR LIBOR	Semi-Annually	1.804	Annually	12/15/2047	EUR	250,000	—	(5)	(5)
Pay	6 Month GBP LIBOR	Semi-Annually	1.468	Semi-Annually	06/16/2047	GBP	260,000	—	(8,028)	(8,028)
Pay	6 Month GBP LIBOR	Semi-Annually	1.470	Semi-Annually	03/17/2047	GBP	229,000	—	(7,245)	(7,245)
Pay	6 Month GBP LIBOR	Semi-Annually	1.501	Semi-Annually	12/15/2047	GBP	548,000	—	(12,994)	(12,994)
Pay	6 Month GBP LIBOR	Semi-Annually	1.509	Semi-Annually	12/15/2047	GBP	548,000	—	(12,303)	(12,303)
Pay	6 Month GBP LIBOR	Semi-Annually	1.531	Semi-Annually	12/15/2047	GBP	549,000	—	(10,465)	(10,465)
Pay	6 Month GBP LIBOR	Semi-Annually	1.566	Semi-Annually	03/17/2047	GBP	187,000	—	(3,126)	(3,126)
Pay	6 Month GBP LIBOR	Semi-Annually	1.635	Semi-Annually	06/15/2048	GBP	1,747,000	—	(1,720)	(1,720)
Subtotal — Depreciation								1,975	(2,246,859)	(2,248,834)
Total — Interest Rate Swap Agreements — Interest Rate Risk								$1,975	$(585,701)	$(587,676)

(l)	Centrally cleared interest rate swap agreements collateralized by $1,886,774 cash held with Credit Suisse Securities (USA) LLC.
(o)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Inflation Swap Agreements(p)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.955%	At Maturity	10/18/2026	USD	1,314,000	$—	$51,399	$51,399
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.960	At Maturity	10/18/2026	USD	1,314,000	—	50,769	50,769
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/19/2026	USD	1,314,000	—	46,384	46,384
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.000	At Maturity	10/19/2026	USD	1,288,000	—	44,847	44,847
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/20/2026	USD	1,314,000	—	44,522	44,522
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.993	At Maturity	10/21/2026	USD	1,288,000	—	45,843	45,843
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/21/2026	USD	1,314,000	—	44,556	44,556
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/24/2026	USD	1,314,000	—	46,557	46,557
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.225	At Maturity	11/16/2026	USD	1,825,000	—	23,669	23,669
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	18,679	18,679
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.040	At Maturity	11/01/2026	USD	1,320,000	—	41,325	41,325
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.218	At Maturity	11/16/2026	USD	1,762,000	—	24,146	24,146
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.048	At Maturity	11/01/2026	USD	1,299,000	—	39,727	39,727
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.249	At Maturity	11/16/2026	USD	1,493,000	—	15,851	15,851
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.259	At Maturity	11/16/2026	USD	1,276,000	—	12,294	12,294

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(p)—(continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.284%	At Maturity	11/16/2026	USD	2,776,000	$—	$19,921	$19,921
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	18,771	18,771
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	3.250	At Maturity	07/10/2025	GBP	830,852	—	10,718	10,718
Subtotal — Appreciation									—	599,978	599,978
Barclays Bank PLC	Receive	United Kingdom RPI	At Maturity	3.574	At Maturity	12/15/2026	GBP	3,132,000	—	(102,207)	(102,207)
Barclays Bank PLC	Pay	United Kingdom RPI	At Maturity	3.106	At Maturity	06/15/2026	GBP	1,294,000	—	(55,163)	(55,163)
Barclays Bank PLC	Pay	United States CPI Urban Consumers NSA	At Maturity	2.233	At Maturity	12/19/2026	USD	2,578,000	—	(29,057)	(29,057)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.949	At Maturity	09/15/2025	GBP	840,423	—	(32,018)	(32,018)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.801	At Maturity	05/15/2026	GBP	1,018,000	—	(84,047)	(84,047)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.060	At Maturity	12/29/2025	GBP	3,450,000	—	(105,918)	(105,918)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	2.964	At Maturity	03/15/2026	GBP	2,298,000	—	(124,249)	(124,249)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	2.923	At Maturity	02/27/2025	GBP	11,857,170	—	(222,759)	(222,759)
Subtotal — Depreciation									—	(755,418)	(755,418)
Subtotal — Over-The-Counter Inflation Swap Agreements									$—	$(155,440)	$(155,440)

Centrally Cleared Inflation Swap Agreements(p)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(q)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.176%	At Maturity	07/15/2022	EUR	2,754,047	$—	$36,635	$36,635
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.180	At Maturity	07/15/2022	EUR	2,666,152	—	34,795	34,795
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.202	At Maturity	07/15/2022	EUR	3,984,578	—	46,563	46,563
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.222	At Maturity	07/15/2022	EUR	3,999,227	—	41,490	41,490
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.310	At Maturity	08/15/2022	EUR	6,650,145	—	48,250	48,250
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.315	At Maturity	08/15/2022	EUR	2,996,344	—	20,750	20,750
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.520	At Maturity	04/15/2028	EUR	1,201,000	—	4,880	4,880
Receive	United Kingdom RPI	At Maturity	3.420	At Maturity	06/15/2047	GBP	23,000	—	229	229
Receive	United States CPI Urban Consumers NSA	At Maturity	2.069	At Maturity	08/25/2027	USD	220,120	—	7,187	7,187
Receive	United States CPI Urban Consumers NSA	At Maturity	2.074	At Maturity	08/23/2027	USD	436,000	—	14,022	14,022
Receive	United States CPI Urban Consumers NSA	At Maturity	2.079	At Maturity	08/22/2027	USD	237,000	—	7,504	7,504
Receive	United States CPI Urban Consumers NSA	At Maturity	2.082	At Maturity	08/24/2027	USD	436,000	—	13,685	13,685
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	948,000	—	28,734	28,734
Receive	United States CPI Urban Consumers NSA	At Maturity	2.123	At Maturity	10/19/2027	USD	617,000	—	17,879	17,879
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/19/2027	USD	617,000	—	17,382	17,382

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(p)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(q)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131%	At Maturity	10/23/2027	USD	308,000	$—	$8,617	$8,617
Receive	United States CPI Urban Consumers NSA	At Maturity	2.147	At Maturity	04/25/2027	USD	198,000	—	3,565	3,565
Receive	United States CPI Urban Consumers NSA	At Maturity	2.148	At Maturity	10/20/2027	USD	617,000	—	16,390	16,390
Receive	United States CPI Urban Consumers NSA	At Maturity	2.150	At Maturity	10/20/2027	USD	308,000	—	8,109	8,109
Receive	United States CPI Urban Consumers NSA	At Maturity	2.199	At Maturity	04/26/2027	USD	397,000	—	5,149	5,149
Receive	United States CPI Urban Consumers NSA	At Maturity	2.294	At Maturity	01/12/2027	USD	866,000	—	4,574	4,574
Receive	United States CPI Urban Consumers NSA	At Maturity	2.300	At Maturity	01/12/2027	USD	866,000	—	4,064	4,064
Pay	United Kingdom RPI	At Maturity	3.352	At Maturity	10/15/2027	GBP	1,109,860	—	11,684	11,684
Pay	United Kingdom RPI	At Maturity	3.353	At Maturity	08/15/2027	GBP	426,036	—	400	400
Pay	United Kingdom RPI	At Maturity	3.370	At Maturity	06/15/2027	GBP	255,000	—	770	770
Pay	United Kingdom RPI	At Maturity	3.374	At Maturity	08/15/2027	GBP	972,670	—	4,339	4,339
Pay	United Kingdom RPI	At Maturity	3.378	At Maturity	08/15/2027	GBP	972,670	—	4,945	4,945
Pay	United Kingdom RPI	At Maturity	3.381	At Maturity	10/15/2027	GBP	1,700,380	—	25,944	25,944
Pay	United Kingdom RPI	At Maturity	3.388	At Maturity	10/15/2027	GBP	2,280,760	—	37,537	37,537
Pay	United Kingdom RPI	At Maturity	3.411	At Maturity	05/15/2027	GBP	1,022,000	—	14,027	14,027
Pay	United Kingdom RPI	At Maturity	3.430	At Maturity	04/15/2048	GBP	91,000	—	1,435	1,435
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	12/15/2047	GBP	110,000	—	4,922	4,922
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	02/15/2048	GBP	125,000	—	7,270	7,270
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	03/15/2048	GBP	47,000	—	2,276	2,276
Pay	United Kingdom RPI	At Maturity	3.483	At Maturity	10/15/2047	GBP	111,000	—	6,148	6,148
Pay	United Kingdom RPI	At Maturity	3.485	At Maturity	06/15/2047	GBP	102,000	—	4,022	4,022
Pay	United Kingdom RPI	At Maturity	3.505	At Maturity	09/15/2047	GBP	131,000	—	8,576	8,576
Pay	United Kingdom RPI	At Maturity	3.630	At Maturity	01/15/2027	GBP	644,421	—	28,198	28,198
Pay	United Kingdom RPI	At Maturity	3.633	At Maturity	01/15/2027	GBP	885,159	—	39,186	39,186
Pay	United Kingdom RPI	At Maturity	3.635	At Maturity	01/15/2027	GBP	644,420	—	28,749	28,749
Subtotal — Appreciation								—	620,881	620,881
Receive	United Kingdom RPI	At Maturity	3.312	At Maturity	04/15/2028	GBP	1,279,000	—	(1,785)	(1,785)
Receive	United Kingdom RPI	At Maturity	3.350	At Maturity	02/15/2028	GBP	1,420,000	—	(15,999)	(15,999)
Receive	United Kingdom RPI	At Maturity	3.353	At Maturity	10/15/2027	GBP	1,269,000	—	(13,385)	(13,385)
Receive	United Kingdom RPI	At Maturity	3.365	At Maturity	12/15/2027	GBP	1,258,000	—	(7,395)	(7,395)
Receive	United Kingdom RPI	At Maturity	3.379	At Maturity	03/15/2028	GBP	303,000	—	(2,818)	(2,818)
Receive	United Kingdom RPI	At Maturity	3.390	At Maturity	09/15/2027	GBP	1,479,000	—	(18,159)	(18,159)
Receive	United Kingdom RPI	At Maturity	3.423	At Maturity	06/15/2027	GBP	1,100,000	—	(12,942)	(12,942)
Receive	United Kingdom RPI	At Maturity	3.443	At Maturity	08/15/2047	GBP	34,066	—	(303)	(303)
Receive	United Kingdom RPI	At Maturity	3.453	At Maturity	08/15/2047	GBP	68,926	—	(1,134)	(1,134)
Receive	United Kingdom RPI	At Maturity	3.454	At Maturity	08/15/2047	GBP	67,943	—	(1,183)	(1,183)
Receive	United Kingdom RPI	At Maturity	3.458	At Maturity	08/15/2047	GBP	34,463	—	(698)	(698)
Receive	United Kingdom RPI	At Maturity	3.478	At Maturity	08/15/2047	GBP	80,661	—	(2,900)	(2,900)
Receive	United Kingdom RPI	At Maturity	3.480	At Maturity	08/15/2047	GBP	80,661	—	(3,016)	(3,016)
Receive	United Kingdom RPI	At Maturity	3.495	At Maturity	10/15/2047	GBP	85,540	—	(5,523)	(5,523)
Receive	United Kingdom RPI	At Maturity	3.505	At Maturity	02/15/2027	GBP	1,235,000	—	(32,729)	(32,729)
Receive	United Kingdom RPI	At Maturity	3.518	At Maturity	10/15/2047	GBP	143,957	—	(11,836)	(11,836)
Receive	United Kingdom RPI	At Maturity	3.524	At Maturity	05/15/2047	GBP	458,250	—	(33,733)	(33,733)
Receive	United Kingdom RPI	At Maturity	3.531	At Maturity	10/15/2047	GBP	200,503	—	(18,634)	(18,634)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(p)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(q)
Receive	United Kingdom RPI	At Maturity	3.549%	At Maturity	05/15/2047	GBP	458,250	$—	$(42,696)	$(42,696)
Receive	United Kingdom RPI	At Maturity	3.552	At Maturity	05/15/2047	GBP	458,250	—	(43,770)	(43,770)
Receive	United Kingdom RPI	At Maturity	3.564	At Maturity	05/15/2047	GBP	458,250	—	(48,244)	(48,244)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.334	At Maturity	06/15/2027	EUR	338,000	—	(8,491)	(8,491)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.370	At Maturity	04/15/2023	EUR	890,000	—	(1,784)	(1,784)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.375	At Maturity	07/15/2027	EUR	2,754,047	—	(53,102)	(53,102)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.380	At Maturity	07/15/2027	EUR	2,666,152	—	(49,706)	(49,706)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.388	At Maturity	07/15/2027	EUR	3,984,578	—	(70,003)	(70,003)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.406	At Maturity	07/15/2027	EUR	3,999,227	—	(61,452)	(61,452)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.462	At Maturity	08/15/2027	EUR	6,650,145	—	(71,036)	(71,036)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.465	At Maturity	08/15/2027	EUR	2,996,344	—	(31,005)	(31,005)
Pay	United Kingdom RPI	At Maturity	3.321	At Maturity	08/15/2027	GBP	334,383	—	(1,428)	(1,428)
Pay	United Kingdom RPI	At Maturity	3.335	At Maturity	08/15/2027	GBP	839,930	—	(1,644)	(1,644)
Pay	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	852,071	—	(610)	(610)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.055	At Maturity	06/08/2027	USD	3,860,000	—	(119,723)	(119,723)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.081	At Maturity	05/18/2027	USD	3,154,000	—	(83,868)	(83,868)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	06/07/2027	USD	819,000	—	(22,427)	(22,427)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	3,231,000	—	(71,359)	(71,359)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.133	At Maturity	05/15/2027	USD	1,117,000	—	(23,973)	(23,973)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	890,000	—	(18,264)	(18,264)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.138	At Maturity	05/11/2027	USD	1,574,000	—	(31,922)	(31,922)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.144	At Maturity	05/11/2027	USD	1,574,000	—	(30,940)	(30,940)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.165	At Maturity	10/25/2027	USD	693,000	—	(17,111)	(17,111)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.170	At Maturity	09/18/2027	USD	437,000	—	(10,642)	(10,642)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.174	At Maturity	12/13/2027	USD	590,000	—	(12,054)	(12,054)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.281	At Maturity	03/01/2027	USD	919,000	—	(5,885)	(5,885)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.315	At Maturity	03/15/2028	USD	147,000	—	(930)	(930)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.342	At Maturity	04/16/2028	USD	439,000	—	(1,157)	(1,157)
Subtotal — Depreciation								—	(1,119,398)	(1,119,398)
Subtotal — Centrally Cleared Inflation Swap Agreements								—	(498,517)	(498,517)
Total — Interest Rate and Inflation Swap Agreements — Interest Rate Risk								$1,975	$(1,239,658)	$(1,241,633)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

(p)	Centrally cleared inflation swap agreements collateralized by $969,916 cash held with Credit Suisse Securities (USA) LLC.
(q)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	S&P 500 Index	Pay	17.65%	At Maturity	12/21/2018	USD	6,188	$11,409
BNP Paribas S.A.	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	2,071	3,808
Citigroup Global Markets Inc.	S&P 500 Index	Pay	15.40	At Maturity	06/15/2018	USD	2,788	4,117
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.26	At Maturity	06/15/2018	USD	2,334	5,638
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	3,485	2,215
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.41	At Maturity	12/21/2018	USD	3,890	5,792
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.55	At Maturity	12/21/2018	USD	3,886	8,464
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.31	At Maturity	12/21/2018	USD	2,784	1,195
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.45	At Maturity	12/21/2018	USD	4,851	3,673
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.95	At Maturity	12/21/2018	USD	23,318	60,118
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.58	At Maturity	12/21/2018	USD	2,374	379
Societe Generale	KOSPI 200 Index	Pay	20.00	At Maturity	12/13/2018	KRW	7,789,108	26,916
Societe Generale	S&P 500 Index	Pay	14.95	At Maturity	06/15/2018	USD	3,269	2,922
Societe Generale	S&P 500 Index	Pay	15.90	At Maturity	06/15/2018	USD	2,617	4,374
Societe Generale	S&P 500 Index	Pay	16.85	At Maturity	12/21/2018	USD	4,362	2,682
Societe Generale	S&P 500 Index	Pay	17.36	At Maturity	12/21/2018	USD	9,742	4,866
Societe Generale	S&P 500 Index	Pay	17.70	At Maturity	12/21/2018	USD	23,318	54,952
Societe Generale	S&P 500 Index	Pay	17.80	At Maturity	12/21/2018	USD	7,772	18,594
Societe Generale	S&P 500 Index	Pay	18.15	At Maturity	12/21/2018	USD	2,666	6,362
UBS	KOSPI 200 Index	Pay	19.00	At Maturity	12/13/2018	KRW	7,721,467	20,358
UBS	KOSPI 200 Index	Pay	19.60	At Maturity	12/13/2018	KRW	7,712,584	25,389
UBS	KOSPI 200 Index	Pay	19.70	At Maturity	12/13/2018	KRW	4,834,372	16,280
UBS	KOSPI 200 Index	Pay	20.30	At Maturity	12/13/2018	KRW	13,155,600	58,263
UBS	S&P 500 Index	Pay	14.80	At Maturity	06/15/2018	USD	4,359	3,279
UBS	S&P 500 Index	Pay	15.25	At Maturity	06/15/2018	USD	2,091	2,803
UBS	S&P 500 Index	Pay	15.61	At Maturity	06/15/2018	USD	2,701	4,820
UBS	S&P 500 Index	Pay	15.90	At Maturity	06/15/2018	USD	3,490	5,833
UBS	S&P 500 Index	Pay	16.96	At Maturity	12/21/2018	USD	4,501	4,601
UBS	S&P 500 Index	Pay	17.20	At Maturity	12/21/2018	USD	9,701	5,039
UBS	S&P 500 Index	Pay	17.40	At Maturity	12/21/2018	USD	3,742	7,664
UBS	S&P 500 Index	Pay	17.60	At Maturity	12/21/2018	USD	3,887	8,633
UBS	S&P 500 Index	Pay	18.00	At Maturity	12/21/2018	USD	24,915	63,773
Subtotal — Appreciation								455,211
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.89	At Maturity	12/13/2018	KRW	3,322,882	(13,277)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.19	At Maturity	12/13/2018	KRW	3,470,917	(14,239)
BNP Paribas S.A.	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/20/2018	AUD	4,923	(7,614)
Citigroup Global Markets Inc.	Hang Seng China Enterprise Index	Receive	22.72	At Maturity	06/28/2018	HKD	20,501	(4,302)
Citigroup Global Markets Inc.	Hang Seng Index	Receive	19.87	At Maturity	06/28/2018	HKD	19,853	(7,072)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	18.72	At Maturity	12/13/2018	KRW	1,008,074	(2,890)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.59	At Maturity	12/13/2018	KRW	2,276,485	(8,282)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.85	At Maturity	12/13/2018	KRW	4,414,436	(18,742)
Citigroup Global Markets Inc.	S&P 500 Index	Receive	17.62	At Maturity	12/21/2018	USD	14,398	(13,881)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	23.99	At Maturity	06/28/2018	HKD	15,696	(4,924)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.59	At Maturity	12/28/2018	HKD	13,305	(3,209)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.09%	At Maturity	12/28/2018	HKD	13,915	$(1,782)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.43	At Maturity	12/28/2018	HKD	34,156	(4,583)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.50	At Maturity	12/28/2018	HKD	35,751	(8,222)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.85	At Maturity	12/28/2018	HKD	25,293	(6,035)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.39	At Maturity	12/28/2018	HKD	40,215	(13,977)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.44	At Maturity	12/28/2018	HKD	11,809	(3,968)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.79	At Maturity	12/13/2018	KRW	26,414,363	(89,277)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.28	At Maturity	12/20/2018	AUD	4,715	(330)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.50	At Maturity	12/20/2018	AUD	4,716	(965)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.59	At Maturity	12/20/2018	AUD	4,403	(5,684)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	At Maturity	12/28/2018	HKD	25,936	(7,881)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.00	At Maturity	12/28/2018	HKD	25,936	(8,029)
Societe Generale	Hang Seng Index	Receive	19.00	At Maturity	06/28/2018	HKD	29,185	(6,269)
Societe Generale	Hang Seng Index	Receive	20.63	At Maturity	06/28/2018	HKD	12,274	(4,652)
Societe Generale	KOSPI 200 Index	Receive	18.35	At Maturity	12/13/2018	KRW	3,878,625	(9,946)
Societe Generale	KOSPI 200 Index	Receive	19.00	At Maturity	12/13/2018	KRW	17,608,798	(62,264)
Societe Generale	KOSPI 200 Index	Receive	19.40	At Maturity	12/13/2018	KRW	8,794,672	(34,405)
Societe Generale	KOSPI 200 Index	Receive	19.90	At Maturity	12/13/2018	KRW	8,824,892	(37,780)
Societe Generale	KOSPI 200 Index	Receive	19.97	At Maturity	12/13/2018	KRW	4,560,014	(18,895)
Societe Generale	KOSPI 200 Index	Receive	20.28	At Maturity	12/13/2018	KRW	4,951,830	(19,853)
UBS	Hang Seng China Enterprise Index	Receive	22.28	At Maturity	06/28/2018	HKD	51,884	(7,229)
UBS	Hang Seng China Enterprise Index	Receive	24.35	At Maturity	06/28/2018	HKD	16,365	(5,900)
UBS	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/28/2018	HKD	51,858	(8,846)
UBS	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/28/2018	HKD	51,871	(13,550)
UBS	Hang Seng China Enterprise Index	Receive	26.04	At Maturity	12/28/2018	HKD	103,115	(34,586)
UBS	Hang Seng Index	Receive	19.29	At Maturity	06/28/2018	HKD	21,916	(5,748)
UBS	Hang Seng Index	Receive	19.49	At Maturity	06/28/2018	HKD	18,235	(5,526)
UBS	Hang Seng Index	Receive	21.48	At Maturity	12/28/2018	HKD	28,725	(4,200)
UBS	Hang Seng Index	Receive	21.68	At Maturity	12/28/2018	HKD	28,721	(6,721)
UBS	Hang Seng Index	Receive	21.79	At Maturity	12/28/2018	HKD	18,601	(5,394)
UBS	KOSPI 200 Index	Receive	18.60	At Maturity	12/13/2018	KRW	17,588,568	(58,455)
UBS	KOSPI 200 Index	Receive	19.30	At Maturity	12/13/2018	KRW	10,458,789	(40,008)
UBS	KOSPI 200 Index	Receive	19.44	At Maturity	12/13/2018	KRW	1,758,023	(6,123)
UBS	KOSPI 200 Index	Receive	19.80	At Maturity	12/13/2018	KRW	4,414,527	(18,585)
UBS	KOSPI 200 Index	Receive	19.95	At Maturity	12/13/2018	KRW	5,617,288	(23,797)
UBS	S&P/ASX 200 Index	Receive	14.38	At Maturity	12/20/2018	AUD	3,773	(376)
UBS	S&P/ASX 200 Index	Receive	15.55	At Maturity	12/20/2018	AUD	11,600	(16,788)
UBS	S&P/ASX 200 Index	Receive	15.65	At Maturity	12/20/2018	AUD	21,214	(32,419)
UBS	S&P/ASX 200 Index	Receive	15.69	At Maturity	12/20/2018	AUD	4,922	(7,484)
UBS	S&P/ASX 200 Index	Receive	15.77	At Maturity	12/20/2018	AUD	4,922	(7,676)
UBS	S&P/ASX 200 Index	Receive	16.03	At Maturity	12/20/2018	AUD	6,961	(11,944)
Goldman Sachs International	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	15,210	(21,637)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.55	At Maturity	12/21/2018	USD	892	(917)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.70	At Maturity	12/21/2018	USD	5,204	(3,537)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.90	At Maturity	12/21/2018	USD	6,548	(633)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date	Notional Value		Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.09%	At Maturity	12/21/2018	USD	2,373	$(646)
Societe Generale	S&P 500 Index	Pay	15.95	At Maturity	12/21/2018	USD	5,448	(958)
Societe Generale	S&P 500 Index	Pay	16.41	At Maturity	12/21/2018	USD	2,343	(4,905)
UBS	S&P 500 Index	Pay	15.25	At Maturity	12/21/2018	USD	3,810	(15,886)
UBS	S&P 500 Index	Pay	15.35	At Maturity	12/21/2018	USD	10,698	(42,907)
UBS	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	6,906	(526)
UBS	S&P 500 Index	Pay	18.05	At Maturity	12/21/2018	USD	1,629	(566)
Subtotal — Depreciation								(857,702)
Total — Variance Swap Agreements — Equity Risk								$(402,491)

Open Over-The-Counter Total Return Swap Agreements(r)
Counterparty	Pay/ Receive	Reference Entity(s)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Pay	Macquarie MQCP575 Index	0.25%	Monthly	5,528	02/21/2019	USD	986,962	$—	$156	$156
Macquarie Bank Ltd.	Pay	Macquarie MQCP252 Index	0.12	Monthly	49,221	02/21/2019	USD	5,578,477	—	61,802	61,802
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	21,693	06/25/2018	USD	6,463,195	—	2,097	2,097
Subtotal — Commodity Risk									—	64,055	64,055
Goldman Sachs International	Pay	Mexican Bolsa Index	—	Monthly	490	06/15/2018	MXN	24,125,353	—	1,655	1,655
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	1,218	04/09/2019	USD	231,695	—	841	841
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	30,027	04/09/2019	USD	5,685,312	—	5,104	5,104
Subtotal — Equity Risk									—	7,600	7,600
Subtotal — Appreciation									—	71,655	71,655
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	4,530	06/25/2018	USD	1,349,665	—	(438)	(438)
Macquarie Bank Ltd.	Receive	Macquarie MQCP575 Index	0.25	Monthly	120,686	02/21/2019	USD	21,547,122	—	(3,404)	(3,404)
Macquarie Bank Ltd.	Receive	Macquarie MQCP252 Index	0.12	Monthly	4,177	02/21/2019	USD	472,677	—	(4,520)	(4,520)
Subtotal — Commodity Risk									—	(8,362)	(8,362)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	786	09/212018	EUR	128,237	—	(66)	(66)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	777	09/21/2018	EUR	127,646	—	(28)	(28)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	4,181	09/21/2018	EUR	682,130	—	(353)	(353)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	4,148	09/21/2018	EUR	681,433	—	(150)	(150)
Subtotal — Equity Risk									—	(597)	(597)
Subtotal — Depreciation									—	(8,959)	(8,959)
Total Over-The-Counter Total Return Swap Agreements									$—	$62,696	$62,696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Index Information:

Morgan Stanley Systematic 6-Month European Dispersion Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.
Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.

(r)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(s)	The tables below include additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP575 Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

Macquarie MQCP252 Index
	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Morgan Stanley Systematic 5-Month Dispersion Index

Top 50 Underlying Reference Entity Components
Description		Percentage
Currencies
U.S. Dollars		41.69%

Long Futures Contracts	Expiration Month
SPX Index	June–2018	63.44%

Short Equity Securities
Adobe Systems Inc.		(0.17)%
Amazon.com, Inc.		(5.94)
Bank of America Corp.		(1.64)
Chevron Corp.		(2.11)
Cisco Systems, Inc.		(1.72)
Exxon Mobil Corp.		(0.30)
Home Depot, Inc. (The)		(0.95)
Intel Corp.		(2.12)
JPMorgan Chase & Co.		(0.26)
Mastercard Inc.		(0.86)
McDonald’s Corp.		(0.54)
Merck & Co., Inc.		(1.01)
Microsoft Corp.		(3.35)
Netflix, Inc.		(0.52)
NVIDIA Corp.		(0.21)
Pfizer Inc.		(0.91)
Union Pacific Corp.		(0.18)
UnitedHealth Group Inc.		(1.63)
Verizon Communications Inc.		(0.39)
Visa Inc.		(2.25)

Long Equity Securities
3M Co.		0.63%
Alphabet Inc.–Class A		0.74
Alphabet Inc.–Class C		0.78
Altria Group Inc.		0.58
Apple Inc.		0.64
AT&T Inc.		0.79
Bank of America		0.29
Berkshire Hathaway Inc.		0.50
Bristol-Myers Squibb Co.		0.42
Citigroup Inc.		0.71
Coca Cola Co. (The)		0.54
Comcast Corp.		0.64
Dow Dupont Inc.		0.54
Gilead Sciences, Inc.		0.21
Honeywell International Inc.		0.29
IBM		0.43
Johnson & Johnson		0.69
Oracle Corp.		0.34
PepsiCo., Inc.		0.65
Philip Morris International Inc.		0.83
Procter & Gamble Co.		0.82
Walmart Inc.		0.19
Wells Fargo & Co.		0.63

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Top 50 Underlying Reference Entity Components—(continued)
Options Written
	Type of Contract	Expiration Date	Exercise Price	Percentage
SPX Index	Call	09/21/2018	$2,775	(0.62)%
SPX Index	Call	09/21/2018	2,725	(0.42)
SPX Index	Call	07/20/2018	2,685	(0.23)
SPX Index	Call	09/21/2018	2,925	(0.21)
SPX Index	Call	09/21/2018	2,700	(0.20)

Open Over-The-Counter Total Return Swap Agreements(t)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
UBS	Pay	MSCI World Energy Sector Total Return Index	3 Month LIBOR + 0.385%	Monthly	1,893	09/25/2018	$615,873	$—	$(51,711)	$(51,711)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month LIBOR – 0.300%	Monthly	3,818	01/23/2019	1,242,245	—	104,303	104,303
UBS	Receive	MSCI World Energy Sector Total Return Index	3 Month LIBOR – 0.385%	Monthly	12,621	09/26/2018	4,105,042	—	344,675	344,675
Total Open Over-The-Counter Total Return Swap Agreements — Equity Risk								$—	$397,267	$397,267

(t)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/11/2018	Barclays Bank PLC	USD	3,364	IDR	47,196,000	$22
05/11/2018	Barclays Bank PLC	USD	3,067,536	MXN	58,642,999	63,717
05/11/2018	Citigroup Global Markets Inc.	CLP	476,470,671	USD	796,057	19,637
05/11/2018	Citigroup Global Markets Inc.	TWD	70,122,206	USD	2,409,943	39,794
05/11/2018	Deutsche Bank Securities Inc.	AUD	2,721,834	USD	2,158,480	109,713
05/11/2018	Deutsche Bank Securities Inc.	CAD	1,814,650	USD	1,457,351	43,438
05/11/2018	Deutsche Bank Securities Inc.	CHF	2,959,467	JPY	348,568,982	201,769
05/11/2018	Goldman Sachs International	BRL	500,000	USD	154,178	11,629
05/11/2018	Goldman Sachs International	EUR	702,539	USD	877,963	28,810
05/11/2018	Goldman Sachs International	NZD	1,664,333	USD	1,215,487	44,547
05/14/2018	Goldman Sachs International	EUR	1,073,000	USD	1,328,269	31,052
05/14/2018	Goldman Sachs International	GBP	1,225,000	USD	1,708,330	20,821
05/25/2018	State Street Bank & Trust Co.	AUD	442,000	USD	342,158	9,449
05/25/2018	State Street Bank & Trust Co.	BRL	697,000	USD	205,696	7,244
05/25/2018	State Street Bank & Trust Co.	CAD	410,000	USD	325,072	5,526
05/25/2018	State Street Bank & Trust Co.	CHF	3,812,913	USD	3,943,731	87,683
05/25/2018	State Street Bank & Trust Co.	CNY	18,274,976	USD	2,911,744	27,122
05/25/2018	State Street Bank & Trust Co.	DKK	3,170,671	USD	527,617	12,630
05/25/2018	State Street Bank & Trust Co.	EUR	11,559,656	USD	14,316,934	330,257
05/25/2018	State Street Bank & Trust Co.	GBP	14,878,046	USD	21,138,720	631,630
05/25/2018	State Street Bank & Trust Co.	HKD	35,346,732	USD	4,507,305	647
05/25/2018	State Street Bank & Trust Co.	IDR	1,318,309,000	USD	95,412	1,013
05/25/2018	State Street Bank & Trust Co.	INR	29,557,000	USD	447,349	4,204
05/25/2018	State Street Bank & Trust Co.	JPY	73,596,161	USD	685,189	10,782
05/25/2018	State Street Bank & Trust Co.	KRW	2,208,863,643	USD	2,083,970	19,659
05/25/2018	State Street Bank & Trust Co.	MXN	2,416,000	USD	132,235	3,533
05/25/2018	State Street Bank & Trust Co.	NOK	7,498,071	USD	964,739	29,176

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/25/2018	State Street Bank & Trust Co.	SEK	8,973,647	USD	1,061,057	$34,233
05/25/2018	State Street Bank & Trust Co.	SGD	396,518	USD	302,921	3,711
05/25/2018	State Street Bank & Trust Co.	TWD	16,970,602	USD	579,459	5,368
05/25/2018	State Street Bank & Trust Co.	USD	13,236	CAD	17,000	14
05/25/2018	State Street Bank & Trust Co.	USD	14,968	INR	1,003,000	70
05/25/2018	State Street Bank & Trust Co.	USD	5,247	MXN	99,000	26
05/25/2018	State Street Bank & Trust Co.	ZAR	675,000	USD	56,189	2,238
05/31/2018	Goldman Sachs International	CAD	78,866	USD	62,149	675
05/31/2018	Goldman Sachs International	USD	31,029	CAD	40,000	150
06/07/2018	Barclays Bank PLC	EUR	1,314,141	USD	1,630,111	38,424
06/07/2018	Barclays Bank PLC	NZD	1,565,000	USD	1,133,412	32,493
06/07/2018	Barclays Bank PLC	USD	3,054,562	MXN	58,642,999	62,999
06/07/2018	Citigroup Global Markets Inc.	EUR	4,381,193	USD	5,445,005	138,503
06/07/2018	Deutsche Bank Securities Inc.	AUD	2,745,667	USD	2,128,738	61,876
06/07/2018	Deutsche Bank Securities Inc.	CHF	2,441,367	JPY	275,729,209	57,183
06/07/2018	Deutsche Bank Securities Inc.	KRW	233,209,400	USD	219,089	1,164
06/07/2018	Goldman Sachs International	KRW	349,814,100	USD	329,077	2,189
06/07/2018	J.P. Morgan Chase Bank, N.A.	EUR	2,628,281	USD	3,264,110	80,735
06/07/2018	J.P. Morgan Chase Bank, N.A.	KRW	349,814,100	USD	329,082	2,194
06/07/2018	Standard Chartered Bank PLC	KRW	233,209,400	USD	218,986	1,061
06/07/2018	Standard Chartered Bank PLC	TWD	70,122,206	USD	2,415,321	40,787
06/14/2018	Goldman Sachs International	GBP	1,000,000	USD	1,396,130	16,405
07/12/2018	Barclays Bank PLC	CNY	15,000,000	USD	2,372,026	9,797
07/12/2018	Barclays Bank PLC	INR	38,731,000	USD	588,036	10,451
07/12/2018	Barclays Bank PLC	MXN	2,807,000	USD	152,779	4,358
07/12/2018	Barclays Bank PLC	NZD	1,614,667	USD	1,175,766	39,875
07/12/2018	Deutsche Bank Securities Inc.	AUD	3,605,667	USD	2,771,366	56,539
07/12/2018	Deutsche Bank Securities Inc.	BRL	168,000	USD	50,284	2,669
07/12/2018	Deutsche Bank Securities Inc.	CAD	851,700	USD	668,262	3,648
07/12/2018	Deutsche Bank Securities Inc.	MXN	4,117,000	USD	223,738	6,052
07/12/2018	Goldman Sachs International	CHF	2,959,467	JPY	330,415,316	32,266
07/12/2018	Goldman Sachs International	EUR	1,375,703	USD	1,699,557	28,568
07/12/2018	Goldman Sachs International	TWD	70,122,206	USD	2,422,434	40,764
07/16/2018	Goldman Sachs International	EUR	904,000	USD	1,127,409	29,021
07/16/2018	Goldman Sachs International	GBP	2,690,000	USD	3,869,022	151,600
10/12/2018	Citigroup Global Markets Inc.	CLP	788,171,396	USD	1,300,807	16,954
10/12/2018	Deutsche Bank Securities Inc.	CLP	216,700,000	USD	362,921	9,938
11/09/2018	Deutsche Bank Securities Inc.	AUD	2,721,834	USD	2,160,517	108,803
Subtotal — Appreciation						2,929,305
05/11/2018	Barclays Bank PLC	MXN	18,705,000	USD	991,581	(7,176)
05/11/2018	Barclays Bank PLC	RUB	57,441,001	USD	892,224	(18,704)
05/11/2018	Barclays Bank PLC	USD	2,763,922	CLP	1,666,700,000	(47,995)
05/11/2018	Barclays Bank PLC	USD	4,635,022	INR	300,678,507	(125,584)
05/11/2018	Barclays Bank PLC	USD	104,328	NZD	142,000	(4,424)
05/11/2018	Barclays Bank PLC	USD	1,003,512	RUB	57,441,001	(92,584)
05/11/2018	Barclays Bank PLC	USD	8,083	TWD	239,000	(4)
05/11/2018	Citigroup Global Markets Inc.	USD	383,566	AUD	507,392	(1,645)
05/11/2018	Deutsche Bank Securities Inc.	CNY	25,651,331	USD	4,047,739	(2,034)
05/11/2018	Goldman Sachs International	EUR	4,201,591	SEK	41,317,000	(355,774)
05/11/2018	Morgan Stanley & Co. LLC	USD	246,931	EUR	199,911	(5,300)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/11/2018	State Street Bank & Trust Co.	USD	47,494	GBP	34,000	$(664)
05/11/2018	State Street Bank & Trust Co.	USD	8,650	NOK	68,000	(169)
05/11/2018	State Street Bank & Trust Co.	USD	16,759	SEK	142,000	(528)
05/15/2018	J.P. Morgan Chase Bank, N.A.	USD	80,388	MXN	1,500,000	(348)
05/25/2018	State Street Bank & Trust Co.	USD	91,925	AUD	120,354	(1,331)
05/25/2018	State Street Bank & Trust Co.	USD	301,101	CHF	296,000	(1,687)
05/25/2018	State Street Bank & Trust Co.	USD	140,259	EUR	115,000	(850)
05/25/2018	State Street Bank & Trust Co.	USD	268,658	GBP	194,000	(1,265)
05/25/2018	State Street Bank & Trust Co.	USD	119,243	HKD	935,000	(32)
05/25/2018	State Street Bank & Trust Co.	USD	4,161	IDR	58,095,000	(1)
05/25/2018	State Street Bank & Trust Co.	USD	94,325	JPY	10,171,000	(1,122)
05/25/2018	State Street Bank & Trust Co.	USD	318,628	KRW	337,925,761	(2,817)
05/25/2018	State Street Bank & Trust Co.	USD	18,511	NOK	147,000	(102)
05/25/2018	State Street Bank & Trust Co.	USD	60,620	SEK	515,000	(1,691)
05/25/2018	State Street Bank & Trust Co.	USD	47,864	TWD	1,408,000	(234)
06/07/2018	Barclays Bank PLC	KRW	7,895,166,862	USD	7,335,239	(42,493)
06/07/2018	Barclays Bank PLC	USD	7,408,184	JPY	778,278,612	(269,667)
06/07/2018	Citigroup Global Markets Inc.	USD	388,812	AUD	514,312	(1,653)
06/07/2018	Citigroup Global Markets Inc.	USD	412,984	JPY	43,650,900	(12,610)
06/07/2018	Citigroup Global Markets Inc.	USD	55,623	NZD	78,744	(230)
06/07/2018	Deutsche Bank Securities Inc.	CAD	2,796,850	USD	2,177,783	(2,745)
06/07/2018	Deutsche Bank Securities Inc.	CNY	33,911,862	USD	5,312,924	(37,378)
06/07/2018	Deutsche Bank Securities Inc.	USD	276,141	JPY	29,100,600	(9,225)
06/07/2018	Goldman Sachs International	EUR	4,067,683	SEK	41,317,000	(191,631)
06/07/2018	Goldman Sachs International	USD	2,723,984	BRL	8,960,000	(176,442)
06/07/2018	Goldman Sachs International	USD	571,934	CLP	343,000,000	(13,033)
06/07/2018	Goldman Sachs International	USD	2,462,766	INR	162,431,707	(30,103)
06/07/2018	Goldman Sachs International	USD	137,934	JPY	14,550,300	(4,475)
06/07/2018	Goldman Sachs International	USD	1,319,354	RUB	75,575,887	(124,773)
06/07/2018	J.P. Morgan Chase Bank, N.A.	RUB	75,575,887	USD	1,159,826	(34,755)
06/07/2018	Morgan Stanley & Co. LLC	USD	138,393	JPY	14,550,300	(4,934)
06/07/2018	Standard Chartered Bank PLC	USD	276,560	JPY	29,100,600	(9,644)
06/15/2018	Goldman Sachs International	USD	408,706	EUR	331,750	(6,627)
06/15/2018	Goldman Sachs International	USD	161,854	GBP	115,000	(3,177)
06/15/2018	Goldman Sachs International	USD	146,362	JPY	15,600,000	(3,193)
06/15/2018	Goldman Sachs International	USD	21,196	ZAR	255,000	(870)
06/22/2018	Goldman Sachs International	EUR	58,700	GBP	51,501	(98)
07/12/2018	Barclays Bank PLC	USD	4,441,144	INR	29,174,7607	(90,386)
07/12/2018	Citigroup Global Markets Inc.	USD	478,287	AUD	632,498	(2,058)
07/12/2018	Citigroup Global Markets Inc.	USD	210,029	CAD	264,300	(3,785)
07/12/2018	Deutsche Bank Securities Inc.	JPY	40,704,230	CHF	364,900	(3,650)
07/12/2018	Deutsche Bank Securities Inc.	USD	351,012	AUD	453,000	(9,933)
07/12/2018	Deutsche Bank Securities Inc.	USD	164,219	NZD	223,000	(7,343)
07/12/2018	Goldman Sachs International	EUR	3,306,497	SEK	34,047,000	(105,062)
07/12/2018	Goldman Sachs International	RUB	73,867,499	USD	1,127,197	(35,767)
07/12/2018	Goldman Sachs International	USD	70,677	MXN	1,296,000	(2,151)
07/12/2018	Goldman Sachs International	USD	1,268,950	RUB	73,867,499	(105,985)
07/12/2018	J.P. Morgan Chase Bank, N.A.	USD	875,195	CNY	5,518,200	(6,178)
07/12/2018	State Street Bank & Trust Co.	USD	472,723	EUR	381,511	(9,323)
07/16/2018	Deutsche Bank Securities Inc.	EUR	268,729	GBP	233,000	(4,522)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
10/12/2018	Barclays Bank PLC	USD	144,845	CLP	86,900,000	$(3,294)
10/12/2018	Deutsche Bank Securities Inc.	USD	6,293,357	CLP	3,815,000,000	(79,099)
11/09/2018	Citigroup Global Markets Inc.	USD	384,111	AUD	507,392	(1,640)
Subtotal — Depreciation						(2,123,997)
Total Forward Foreign Currency Contracts — Currency Risk						$805,308

Investment Abbreviations:

AUD	– Australian Dollar
BBSW	– Australian Bank Bill Swap Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
CDOR	– Canadian Dealer Offered Rate
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
CPI	– Consumer Price Index
DKK	– Danish Krone
EUR	– Euro

GBP	– British Pound Sterling
HICP	– Harmonised Index of Consumer Prices
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican New Peso
NOK	– Norwegian Krone
NSA	– Non-Seasonally Adjusted

NZD	– New Zealand Dollar
RPI	– Retail Price Index
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
STIBOR	– Stockholm Interbank Offered Rate
TIIE	– Interbank Equilibrium Interest Rate
TWD	– New Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

Portfolio Composition

By Asset Type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	6.41%	26.41%	0.04%
Credit	6.66%	43.41%	15.80%
Currency	30.37%	209.55%	1.07%
Equity	28.88%	383.86%	42.11%
Inflation	6.99%	132.79%	0.07%
Interest Rate	17.76%	405.51%	11.80%
Volatility(4)	2.93%	0.40%	(0.29)%
Money Market Funds Plus Other Assets less Liabilities	—	—	29.40%

(1)	The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.
(2)	The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, forwards, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of April 30, 2018.
(3)	The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of April 30, 2018.
(4)	Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $92,589,073)	$97,294,154
Investments in affiliates, at value (Cost $28,335,653)	28,335,936
Other investments:
Variation margin receivable — futures contracts	36,352
Variation margin receivable — centrally cleared swap agreements	118,073
Swaps receivable — OTC	160,056
Unrealized appreciation on forward foreign currency contracts outstanding	2,929,305
Unrealized appreciation on swap agreements — OTC	1,575,822
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	4,195,646
Cash collateral — exchange-traded swap agreements	2,856,690
Cash collateral OTC Derivatives	2,031,897
Foreign currencies, at value (Cost $5,600,635)	5,546,102
Receivable for:
Investments sold	870,820
Fund shares sold	3,081,976
Dividends and interest	909,333
Fund expenses absorbed	112,395
Investment for trustee deferred compensation and retirement plans	11,247
Other assets	600,754
Total assets	150,666,558

Liabilities:
Other investments:
Options written, at value (premiums received $5,905,735)	4,531,395
Swaps payable — OTC	41,926
Unrealized depreciation on forward foreign currency contracts outstanding	2,123,997
Unrealized depreciation on swap agreements — OTC	1,673,790
Payable for:
Investments purchased	1,360,330
Fund shares reacquired	350,604
Accrued foreign taxes	5,242
Amount due custodian	2,359,395
Accrued fees to affiliates	38,930
Accrued trustees’ and officers’ fees and benefits	1,596
Accrued other operating expenses	361,093
Trustee deferred compensation and retirement plans	11,247
Total liabilities	12,859,545
Net assets applicable to shares outstanding	$137,807,013

Net assets consist of:
Shares of beneficial interest	$144,587,010
Undistributed net investment income	848,979
Undistributed net realized gain (loss)	(12,271,036)
Net unrealized appreciation	4,642,060
$137,807,013

Net Assets:
Class A	$16,324,724
Class C	$9,456,431
Class R	$25,881
Class Y	$100,532,382
Class R5	$9,956
Class R6	$11,457,639

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,649,630
Class C	978,220
Class R	2,634
Class Y	10,102,262
Class R5	1,000
Class R6	1,151,670
Class A:
Net asset value per share	$9.90
Maximum offering price per share
(Net asset value of $9.90 ÷ 94.50%)	$10.48
Class C:
Net asset value and offering price per share	$9.67
Class R:
Net asset value and offering price per share	$9.83
Class Y:
Net asset value and offering price per share	$9.95
Class R5:
Net asset value and offering price per share	$9.96
Class R6:
Net asset value and offering price per share	$9.95

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $63,546)	$811,799
Dividends from affiliated underlying funds	223,875
Interest (net of foreign withholding taxes of $1,232)	673,789
Total investment income	1,709,463

Expenses:
Advisory fees	785,183
Administrative services fees	24,795
Custodian fees	159,693
Distribution fees:
Class A	21,972
Class C	52,586
Class R	64
Transfer agent fees — A, C, R and Y	60,024
Transfer agent fees — R6	133
Trustees’ and officers’ fees and benefits	11,498
Registration and filing fees	42,670
Licensing Fees	68,574
Reports to shareholders	18,282
Professional services fees	67,019
Other	295,829
Total expenses	1,608,322
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(716,176)
Net expenses	892,146
Net investment income	817,317

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,684,154)
Foreign currencies	300,424
Forward foreign currency contracts	(4,926,172)
Futures contracts	(1,609,230)
Option contracts written	3,610,177
Swap agreements	(1,523,845)
(8,832,800)
Change in net unrealized appreciation (depreciation) of:
Investment securities	4,657,993
Foreign currencies	(50,518)
Forward foreign currency contracts	1,558,078
Futures contracts	1,185,491
Option contracts written	(199,275)
Swap agreements	(571,436)
6,580,333
Net realized and unrealized gain (loss)	(2,252,467)
Net increase (decrease) in net assets resulting from operations	$(1,435,150)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$817,317	$2,485,856
Net realized gain (loss)	(8,832,800)	(4,483,613)
Change in net unrealized appreciation	6,580,333	4,018,356
Net increase (decrease) in net assets resulting from operations	(1,435,150)	2,020,599

Distributions to shareholders from net investment income:
Class A	—	(302,695)
Class C	—	(93,125)
Class R	—	(177)
Class Y	—	(2,306,952)
Class R5	—	(921)
Class R6	—	(151)
Total distributions from net investment income	—	(2,704,021)

Return of capital:
Class A	—	(11,454)
Class C	—	(3,524)
Class R	—	(7)
Class Y	—	(87,296)
Class R5	—	(35)
Class R6	—	(6)
Total return of capital	—	(102,322)

Distributions to shareholders from net realized gains:
Class A	—	(757,865)
Class C	—	(493,617)
Class R	—	(538)
Class Y	—	(4,799,192)
Class R5	—	(1,917)
Class R6	—	(314)
Total distributions from net realized gains	—	(6,053,443)

Share transactions–net:
Class A	(2,845,630)	(9,083,175)
Class C	(2,660,483)	(3,618,751)
Class R	150	10,007
Class Y	(6,512,119)	(61,768,547)
Class R5	—	(51,152)
Class R6	2,907,390	8,592,340
Net increase (decrease) in net assets resulting from share transactions	(9,110,692)	(65,919,278)
Net increase (decrease) in net assets	(10,545,842)	(72,758,465)

Net assets:
Beginning of period	148,352,855	221,111,320
End of period (includes undistributed net investment income of $848,979 and $31,662, respectively)	$137,807,013	$148,352,855

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43                         Invesco Global Targeted Returns Fund

Notes to Consolidated Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

44                         Invesco Global Targeted Returns Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

45                         Invesco Global Targeted Returns Fund

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of

46                         Invesco Global Targeted Returns Fund

Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

47                         Invesco Global Targeted Returns Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

48                         Invesco Global Targeted Returns Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.03% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $656,019 and reimbursed class level expenses of $7,840, $4,691, $12, $47,346, $0 and $133 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $604 in

49                         Invesco Global Targeted Returns Fund

front-end sales commissions from the sale of Class A shares and $9,606 and $177 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $23,700,597 and from Level 2 to Level 1 of $657,405, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$11,752,917	$37,763,066	$—	$49,515,983
Non-U.S. Dollar Denominated Bonds & Notes	—	25,182,131	—	25,182,131
U.S. Dollar Denominated Bonds & Notes	—	13,793,611	—	13,793,611
U.S. Treasury Securities	—	754,682	—	754,682
Preferred Stocks	38,418	9,975	—	48,393
Money Market Funds	28,335,936	—	—	28,335,936
Options Purchased	—	7,999,354	—	7,999,354
Total Investments in Securities	40,127,271	85,502,819	—	125,630,090
Other Investments — Assets*
Forward Foreign Currency Contracts	—	2,929,305	—	2,929,305
Futures Contracts	902,062	—	—	902,062
Swap Agreements	—	3,921,123	—	3,921,123
	902,062	6,850,428	—	7,752,490
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(2,123,997)	—	(2,123,997)
Futures Contracts	(1,555,647)	—	—	(1,555,647)
Options Written	—	(4,531,395)	—	(4,531,395)
Swap Agreements	—	(5,453,220)	—	(5,453,220)
	(1,555,647)	(12,108,612)	—	(13,664,259)
Total Other Investments	(653,585)	(5,258,184)	—	(5,911,769)
Total Investments	$39,473,686	$80,244,635	$—	$119,718,321

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

50                         Invesco Global Targeted Returns Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$891,261	$10,801	$902,062
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	63,262	—	—	2,282,039	2,345,301
Unrealized appreciation on swap agreements — OTC	64,055	—	—	911,789	599,978	1,575,822
Options purchased, at value — OTC(b)	—	—	556,675	7,442,679	—	7,999,354
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,929,305	—	—	2,929,305
Total Derivative Assets	64,055	63,262	3,485,980	9,245,729	2,892,818	15,751,844
Derivatives not subject to master netting agreements	—	(63,262)	—	(891,261)	(2,292,840)	(3,247,363)
Total Derivative Assets subject to master netting agreements	$64,055	$—	$3,485,980	$8,354,468	$599,978	$12,504,481

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(1,529,765)	$(25,882)	$(1,555,647)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	(411,198)	—	—	(3,368,232)	(3,779,430)
Unrealized depreciation on swap agreements — OTC	(8,362)	—	—	(910,010)	(755,418)	(1,673,790)
Options written, at value — OTC	—	—	(219,383)	(4,312,012)	—	(4,531,395)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(2,123,997)	—	—	(2,123,997)
Total Derivative Liabilities	(8,362)	(411,198)	(2,343,380)	(6,751,787)	(4,149,532)	(13,664,259)
Derivatives not subject to master netting agreements	—	411,198	—	1,529,765	3,394,114	5,335,077
Total Derivative Liabilities subject to master netting agreements	$(8,362)	$—	$(2,343,380)	$(5,222,022)	$(755,418)	$(8,329,182)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

51                         Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged		Net Amount(a)
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash
Fund
Bank of America Merrill Lynch	$—	$334,782	$—	$334,782	$—	$(494,597)	$—	$(494,597)	$(159,815)	$—	$—	$(159,815)
Barclays Bank PLC	262,136	1,221,181	—	1,483,317	(702,311)	(489,205)	—	(1,191,516)	291,801	—	(291,801)	—
BNP Paribas S.A.	—	26,560	15,217	41,777	—	(16,887)	(35,130)	(52,017)	(10,240)	—	10,240	—
Citigroup Global Markets Inc.	214,888	35,897	26,226	277,011	(23,621)	(64,328)	(55,169)	(143,118)	133,893	—	(133,893)	—
Deutsche Bank Securities Inc.	662,792	88,336	—	751,128	(155,929)	(8,362)	—	(164,291)	586,837	—	(586,837)	—
Goldman Sachs International	438,497	320,542	1,655	760,694	(1,159,161)	(53,702)	(21,637)	(1,234,500)	(473,806)	—	380,000	(93,806)
HSBC New York	—	4,888	—	4,888	—	—	—	—	4,888	—	—	4,888
J.P. Morgan Chase Bank, N.A.	82,929	274,848	329,724	687,501	(41,281)	(399,875)	(190,615)	(631,771)	55,730	—	(55,730)	—
J.P. Morgan Securities LLC	—	1,902,047	—	1,902,047	—	—	—	—	1,902,047	—	—	1,902,047
Morgan Stanley Capital Services LLC	—	112,713	—	112,713	(10,234)	(3,766)	—	(14,000)	98,713	—	(98,713)	—
Normuda International PLC	—	12,845	—	12,845	—	—	—	—	12,845	—	(12,845)	—
Societe Generale	—	2,216,440	121,668	2,338,108	—	(2,150,203)	(215,837)	(2,366,040)	(27,932)	—	—	(27,932)
Standard Chartered Bank PLC	41,848	—	—	41,848	(9,644)	—	—	(9,644)	32,204	—	—	32,204
State Street Bank & Trust Co.	1,226,215	—	—	1,226,215	(21,816)	—	—	(21,816)	1,204,399	—	(1,110,000)	94,399
UBS	—	1,448,275	571,410	2,019,685	—	(850,470)	(432,951)	(1,283,421)	736,264	—	(430,000)	306,264
Subtotal — Fund	2,929,305	7,999,354	1,065,900	11,994,559	(2,123,997)	(4,531,395)	(951,339)	(7,606,731)	4,387,828	—	(2,329,579)	2,058,249
Subsidiary
Barclays Bank PLC	—	—	417,225	417,225	—	—	(186,427)	(186,427)	230,798	—	(180,000)	50,798
BNP Paribas S.A.	—	—	2,097	2,097	—	—	(438)	(438)	1,659	—	—	1,659
Citigroup Global Markets Inc.	—	—	—	—	—	—	(116,065)	(116,065)	(116,065)	—	116,065	—
Goldman Sachs International	—	—	65,471	65,471	—	—	(230,167)	(230,167)	(164,696)	—	164,696	—
Macquarie Bank Ltd.	—	—	61,958	61,958	—	—	(7,924)	(7,924)	54,034	—	—	54,034
Morgan Stanley Capital Services LLC	—	—	123,227	123,227	—	—	(223,356)	(223,356)	(100,129)	—	50,000	(50,129)
Subtotal — Subsidiary	$—	$—	$669,978	$669,978	$—	$—	$(764,377)	$(764,377)	$(94,399)	$—	$150,761	$56,362
Total	$2,929,305	$7,999,354	$1,735,878	$12,664,537	$(2,123,997)	$(4,531,395)	$(1,715,716)	$(8,371,108)	$4,293,429	$—	$(2,178,818)	$2,114,611

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

52                         Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(4,926,172)	$—	$—	$(4,926,172)
Futures contracts	—	—	—	(1,587,595)	(21,635)	(1,609,230)
Options purchased(a)	—	—	(4,050,497)	(3,953,740)	—	(8,004,237)
Options written	—	—	1,268,752	2,341,425	—	3,610,177
Swap agreements	(1,343,798)	(155,334)	—	(638,757)	614,044	(1,523,845)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	1,558,078	—	—	1,558,078
Futures contracts	—	—	—	941,026	244,465	1,185,491
Options purchased(a)	—	—	2,106,767	3,790,450	—	5,897,217
Options written	—	—	(424,257)	224,982	—	(199,275)
Swap agreements	77,932	26,220	—	505,513	(1,181,101)	(571,436)
Total	$(1,265,866)	$(129,114)	$(4,467,329)	$1,623,304	$(344,227)	$(4,583,232)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swap Agreements
Average notional value	$258,320,797	$92,196,776	$162,684,834	$70,274,137	$115,895,487	$775,426,571
Average contracts	—	—	6,157	1,684	—	—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $135.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

53                         Invesco Global Targeted Returns Fund

The Fund had a capital loss carryforward as of October 31, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$6,333,130	$6,333,130

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $34,567,970 and $48,257,817, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $907,412 and $1,293,751, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$25,464,484
Aggregate unrealized (depreciation) of investments	(17,831,826)
Net unrealized appreciation of investments	$7,632,658

Cost of investments for tax purposes is $111,298,106.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	158,603	$1,579,881	432,607	$4,320,006
Class C	18,279	178,004	170,628	1,667,723
Class R	15	150	981	9,707
Class Y	2,487,174	25,000,963	5,299,391	52,987,480
Class R6	318,193	3,167,385	869,493	8,703,963

Issued as reinvestment of dividends:
Class A	—	—	109,618	1,068,780
Class C	—	—	60,540	582,399
Class R	—	—	31	300
Class Y	—	—	736,278	7,193,440
Class R5	—	—	246	2,402

Reacquired:
Class A	(445,578)	(4,425,511)	(1,444,640)	(14,471,961)
Class C	(291,109)	(2,838,487)	(601,188)	(5,868,873)
Class Y	(3,148,023)	(31,513,082)	(12,178,368)	(121,949,467)
Class R5	—	—	(5,347)	(53,554)
Class R6	(25,949)	(259,995)	(11,067)	(111,623)
Net increase (decrease) in share activity	(928,395)	$(9,110,692)	(6,560,797)	$(65,919,278)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

54                         Invesco Global Targeted Returns Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$10.00	$0.05	$(0.15)	$(0.10)	$—	$—	$—	$—	$9.90	(1.00)%	$16,325	1.39	%(d)	2.40	%(d)	1.00	%(d)	38%
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.01)	(0.31)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	—	(0.14)	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	—	(0.10)	(0.16)	10.33	0.49	23,688	1.33	(e)	2.38		0.05		79
Year ended 10/31/14(f)	10.00	(0.02)	0.46	0.44	—	—	—	—	10.44	4.40	13,504	1.29	(e)(g)	3.16	(g)	(0.18	)(g)	20
Class C
Six months ended 04/30/18	9.80	0.01	(0.14)	(0.13)	—	—	—	—	9.67	(1.33)	9,456	2.14	(d)	3.15	(d)	0.25	(d)	38
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.00)	(0.31)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	—	(0.14)	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	—	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08	(e)	3.13		(0.70)		79
Year ended 10/31/14(f)	10.00	(0.08)	0.45	0.37	—	—	—	—	10.37	3.70	444	2.04	(e)(g)	3.91	(g)	(0.93	)(g)	20
Class R
Six months ended 04/30/18	9.94	0.04	(0.15)	(0.11)	—	—	—	—	9.83	(1.11)	26	1.64	(d)	2.65	(d)	0.75	(d)	38
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.01)	(0.31)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	—	(0.14)	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	—	(0.10)	(0.15)	10.29	0.27	10	1.58	(e)	2.63		(0.20)		79
Year ended 10/31/14(f)	10.00	(0.04)	0.46	0.42	—	—	—	—	10.42	4.20	10	1.54	(e)(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Six months ended 04/30/18	10.04	0.06	(0.15)	(0.09)	—	—	—	—	9.95	(0.90)	100,532	1.14	(d)	2.15	(d)	1.25	(d)	38
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	—	(0.14)	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.72	97,703	1.08	(e)	2.13		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	16,352	1.04	(e)(g)	2.91	(g)	0.07	(g)	20
Class R5
Six months ended 04/30/18	10.05	0.06	(0.15)	(0.09)	—	—	—	—	9.96	(0.90)	10	1.14	(d)	2.06	(d)	1.25	(d)	38
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	—	(0.10)	(0.16)	10.38	0.82	62	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	2,724	1.04	(e)(g)	2.87	(g)	0.07	(g)	20
Class R6
Six months ended 04/30/18	10.04	0.06	(0.15)	(0.09)	—	—	—	—	9.95	(0.90)	11,458	1.14	(d)	2.06	(d)	1.25	(d)	38
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.73	8,063	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	9,298	1.04	(e)(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $17,723, $10,604, $26, $107,028, $10 and $8,552 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.50% for the years ended October 31, 2016 and 2015 and the period ended October 31, 2014.
(f)	Commencement date of December 19, 2013.
(g)	Annualized.

55                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$990.00	$6.86	$1,017.90	$6.95	1.39%
C	1,000.00	986.70	10.54	1,014.18	10.69	2.14
R	1,000.00	988.90	8.09	1,016.66	8.20	1.64
Y	1,000.00	991.00	5.63	1,019.14	5.71	1.14
R5	1,000.00	991.00	5.63	1,019.14	5.71	1.14
R6	1,000.00	991.00	5.63	1,019.14	5.71	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

56                         Invesco Global Targeted Returns Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                        GTR-SAR-1            06142018      0953

Semiannual Report to Shareholders	April 30, 2018

Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
15	Financial Highlights
16	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.08%
Class C Shares	-0.28
Class Y Shares	0.22
Class R5 Shares	0.29
Class R6 Shares	0.28
MSCI Golden Dragon Index▼ (Broad Market/Style-Specific)	4.34
Lipper China Region Funds Index∎ (Peer Group Index)	6.09
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Greater China Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	9.71%
10 Years	4.47
5 Years	8.63
1 Year	15.75
Class C Shares
Inception (3/31/06)	9.40%
10 Years	4.29
5 Years	9.05
1 Year	20.60
Class Y Shares
10 Years	5.31%
5 Years	10.14
1 Year	22.83
Class R5 Shares
Inception (3/31/06)	10.74%
10 Years	5.58
5 Years	10.37
1 Year	23.06
Class R6 Shares
10 Years	5.11%
5 Years	9.96
1 Year	23.00

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	10.10%
10 Years	6.15
5 Years	9.83
1 Year	23.91
Class C Shares
Inception (3/31/06)	9.80%
10 Years	5.96
5 Years	10.25
1 Year	29.14
Class Y Shares
10 Years	7.00%
5 Years	11.35
1 Year	31.42
Class R5 Shares
Inception (3/31/06)	11.14%
10 Years	7.28
5 Years	11.58
1 Year	31.66
Class R6 Shares
10 Years	6.79%
5 Years	11.17
1 Year	31.65

Class Y, Class R5 and Class R6 shares was 1.93%, 2.68%, 1.68%, 1.50% and 1.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                      Invesco Greater China Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Greater China Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.88%(b)
Apparel Retail–1.57%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	9,261,000	$1,545,742

Auto Parts & Equipment–5.35%
Hu Lane Associate Inc. (Taiwan)	257,000	1,201,743
HUAYU Automotive Systems Co., Ltd.–Class A	630,104	2,199,423
Minth Group Ltd.	396,000	1,881,740
		5,282,906

Automobile Manufacturers–0.44%
Jiangling Motors Corp., Ltd.–Class B	311,100	430,861

Commodity Chemicals–4.28%
Formosa Chemicals & Fibre Corp. (Taiwan)	532,000	1,952,625
Formosa Plastics Corp. (Taiwan)	646,000	2,266,295
		4,218,920

Construction Materials–0.73%
Asia Cement China Holdings Corp.	1,343,500	720,009

Diversified Banks–0.45%
BOC Hong Kong (Holdings) Ltd.	86,500	446,783

Electrical Components & Equipment–3.97%
Voltronic Power Technology Corp. (Taiwan)	59,150	1,051,501
Zhuzhou CRRC Times Electric Co., Ltd.–Class H	539,900	2,862,776
		3,914,277

Electronic Components–3.33%
Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	851,971
Largan Precision Co., Ltd. (Taiwan)	21,000	2,434,938
		3,286,909

Electronic Equipment & Instruments–0.58%
Flytech Technology Co., Ltd. (Taiwan)	220,000	575,145

Electronic Manufacturing Services–4.28%
FIH Mobile Ltd.	877,000	150,377
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,465,000	4,075,648
		4,226,025

Food Retail–2.75%
President Chain Store Corp. (Taiwan)	276,000	2,712,283

Footwear–1.06%
Stella International Holdings Ltd.	886,000	1,046,457

Gas Utilities–3.13%
ENN Energy Holdings Ltd.	131,000	1,231,787
Towngas China Co. Ltd.	2,082,000	1,853,681
		3,085,468

Health Care Distributors–1.50%
Sinopharm Group Co. Ltd.–Class H	350,400	1,477,746

	Shares	Value
Health Care Equipment–2.16%
MicroPort Scientific Corp.	1,832,000	$2,136,337

Health Care Supplies–1.90%
Shandong Weigao Group Medical Polymer Co. Ltd.–Class H	3,036,000	1,872,212

Home Entertainment Software–1.09%
Changyou.com Ltd.–ADR	56,500	1,075,195

Hotels, Resorts & Cruise Lines–1.72%
China International Travel Service Corp Ltd.–Class A	90,100	736,134
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	381,578	956,594
		1,692,728

Hypermarkets & Super Centers–2.86%
Sun Art Retail Group Ltd. (Hong Kong)	2,515,000	2,825,762

Industrial Conglomerates–1.02%
Beijing Enterprises Holdings Ltd.	200,500	1,001,927

Industrial Machinery–1.25%
CIMC Enric Holdings Ltd.(c)	1,190,000	1,233,201

Internet & Direct Marketing Retail–1.77%
Vipshop Holdings Ltd.–ADR(c)	112,670	1,744,132

Internet Software & Services–17.58%
Alibaba Group Holding Ltd.–ADR(c)	42,389	7,568,132
Autohome Inc.–ADR	21,800	2,126,590
PChome Online Inc. (Taiwan)	159,305	737,931
Tencent Holdings Ltd.	89,800	4,408,891
YY Inc.–ADR(c)	26,000	2,506,140
		17,347,684

Leisure Products–1.77%
Goodbaby International Holdings Ltd.	2,750,000	1,744,240

Marine Ports & Services–2.84%
China Merchants Port Holdings Co. Ltd.	682,000	1,523,868
Qingdao Port International Co., Ltd.–Class H–REGS(d)	1,562,000	1,281,642
		2,805,510

Packaged Foods & Meats–1.84%
Qinqin Foodstuffs Group (Cayman) Co. Ltd.(c)	55,600	16,506
Uni-President China Holdings Ltd.	1,904,000	1,800,984
		1,817,490

Personal Products–2.09%
Hengan International Group Co. Ltd.	232,500	2,063,153

Pharmaceuticals–0.24%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd.–Class H	477,000	232,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Greater China Fund

	Shares	Value
Research & Consulting Services–1.70%
Centre Testing International Group Co., Ltd.–Class A	2,244,795	$1,676,330

Restaurants–2.73%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	1,510,263
Café de Coral Holdings Ltd. (Hong Kong)	332,000	814,929
Xiabuxiabu Catering Management China Holdings Co. Ltd.–REGS(d)	217,000	372,344
		2,697,536

Semiconductor Equipment–2.49%
ASM Pacific Technology Ltd. (Hong Kong)	179,500	2,452,361

Semiconductors–6.50%
MediaTek Inc. (Taiwan)	207,000	2,355,886
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	536,000	4,060,594
		6,416,480

Steel–5.12%
Angang Steel Co. Ltd.–Class H	1,696,000	1,818,167
Baoshan Iron & Steel Co., Ltd.–Class A	2,208,209	3,233,538
		5,051,705

Technology Hardware, Storage & Peripherals–0.51%
Asustek Computer Inc. (Taiwan)	54,000	505,587

	Shares	Value
Tires & Rubber–0.73%
Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	447,000	$719,752

Wireless Telecommunication Services–5.55%
China Mobile Ltd.	518,000	4,926,177
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	521,500	551,061
		5,477,238
Total Common Stocks & Other Equity Interests (Cost $89,205,190)		97,558,476

Money Market Funds–0.00%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(e)	62	62
Invesco Treasury Portfolio–Institutional Class, 1.62%(e)	70	70
Total Money Market Funds (Cost $132)		132
TOTAL INVESTMENTS IN SECURITIES–98.88% (Cost $89,205,322)		97,558,608
OTHER ASSETS LESS LIABILITIES–1.12%		1,106,959
NET ASSETS–100.00%		$98,665,567

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $1,653,986, which represented 1.68% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Information Technology	36.4%
Consumer Discretionary	17.1
Industrials	10.8
Materials	10.1
Consumer Staples	9.5
Health Care	5.8
Telecommunication Services	5.6
Utilities	3.1
Financials	0.5
Money Market Funds Plus Other Assets Less Liabilities	1.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Greater China Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $89,205,190)	$97,558,476
Investments in affiliated money market funds, at value and cost	132
Cash	295,507
Receivable for:
Investments sold	2,001,147
Fund shares sold	113,159
Dividends	1,003
Investment for trustee deferred compensation and retirement plans	55,661
Other assets	48,313
Total assets	100,073,398

Liabilities:
Payable for:
Investments purchased	299,774
Fund shares reacquired	213,659
Amount due custodian — foreign (Cost $693,232)	693,310
Accrued fees to affiliates	72,670
Accrued trustees’ and officers’ fees and benefits	1,525
Accrued other operating expenses	65,612
Trustee deferred compensation and retirement plans	61,281
Total liabilities	1,407,831
Net assets applicable to shares outstanding	$98,665,567

Net assets consist of:
Shares of beneficial interest	$80,245,460
Undistributed net investment income (loss)	(729,100)
Undistributed net realized gain	10,796,563
Net unrealized appreciation	8,352,644
$98,665,567

Net Assets:
Class A	$73,367,860
Class C	$12,765,075
Class Y	$11,717,820
Class R5	$71,552
Class R6	$743,260

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,507,557
Class C	450,009
Class Y	400,258
Class R5	2,444
Class R6	25,406
Class A:
Net asset value per share	$29.26
Maximum offering price per share
(Net asset value of $29.26 ÷ 94.50%)	$30.96
Class C:
Net asset value and offering price per share	$28.37
Class Y:
Net asset value and offering price per share	$29.28
Class R5:
Net asset value and offering price per share	$29.28
Class R6:
Net asset value and offering price per share	$29.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Greater China Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $11,424)	$687,946
Dividends from affiliated money market funds	11,600
Total investment income	699,546

Expenses:
Advisory fees	465,847
Administrative services fees	24,795
Custodian fees	55,422
Distribution fees:
Class A	92,020
Class B	1,709
Class C	67,099
Transfer agent fees — A, B, C and Y	119,710
Transfer agent fees — R5	34
Transfer agent fees — R6	237
Trustees’ and officers’ fees and benefits	11,379
Registration and filing fees	42,413
Reports to shareholders	15,686
Professional services fees	38,217
Other	6,485
Total expenses	941,053
Less: Fees waived and expense offset arrangement(s)	(5,709)
Net expenses	935,344
Net investment income (loss)	(235,798)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	10,960,407
Foreign currencies	(20,430)
10,939,977
Change in net unrealized appreciation (depreciation) of:
Investment securities	(10,908,003)
Foreign currencies	(617)
(10,908,620)
Net realized and unrealized gain	31,357
Net increase (decrease) in net assets resulting from operations	$(204,441)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(235,798)	$86,056
Net realized gain	10,939,977	3,508,172
Change in net unrealized appreciation (depreciation)	(10,908,620)	18,738,674
Net increase (decrease) in net assets resulting from operations	(204,441)	22,332,902

Distributions to shareholders from net investment income:
Class A	(385,286)	(354,279)
Class Y	(84,412)	(45,730)
Class R5	(635)	(619)
Class R6	(996)	—
Total distributions from net investment income	(471,329)	(400,628)

Share transactions–net:
Class A	4,125,825	1,136,916
Class B	(834,194)	(720,092)
Class C	(636,540)	(1,792,194)
Class Y	338,286	4,144,381
Class R5	257	243
Class R6	696,315	104,144
Net increase (decrease) in net assets resulting from share transactions	3,689,949	(2,873,398)
Net increase in net assets	3,014,179	24,805,672

Net assets:
Beginning of period	95,651,388	70,845,716
End of period (includes undistributed net investment income (loss) of $(729,100) and $(21,973), respectively)	$98,665,567	$95,651,388

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

9                         Invesco Greater China Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

10                         Invesco Greater China Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

11                         Invesco Greater China Fund

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $1,194.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

12                         Invesco Greater China Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $21,948 in front-end sales commissions from the sale of Class A shares and $21 and $771 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $31,211,383 and from Level 2 to Level 1 of $1,046,457, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$24,151,763	$73,406,713	$—	$97,558,476
Money Market Funds	132	—	—	132
Total Investments	$24,151,895	$73,406,713	$—	$97,558,608

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,515.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

13                         Invesco Greater China Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $31,227,615 and $29,422,751, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,296,854
Aggregate unrealized (depreciation) of investments	(9,509,930)
Net unrealized appreciation of investments	$7,786,924

Cost of investments for tax purposes is $89,771,684.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	403,665	$12,297,129	569,913	$14,502,235
Class B(b)	—	—	1,033	23,318
Class C	40,787	1,201,430	45,152	1,130,270
Class Y	77,851	2,358,207	346,947	8,827,823
Class R6(c)	28,219	892,305	3,633	104,144

Issued as reinvestment of dividends:
Class A	12,961	372,496	15,781	339,129
Class Y	2,244	64,471	1,898	40,746
Class R5	15	444	20	432
Class R6	31	881	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	1,337	43,321	21,353	537,044
Class B	(1,507)	(43,321)	(21,965)	(537,044)

Reacquired:
Class A	(286,105)	(8,587,121)	(592,344)	(14,241,492)
Class B(b)	(25,297)	(790,873)	(8,760)	(206,366)
Class C	(62,546)	(1,837,970)	(125,409)	(2,922,464)
Class Y	(68,568)	(2,084,392)	(194,454)	(4,724,188)
Class R5	(6)	(187)	(8)	(189)
Class R6	(6,477)	(196,871)	—	—
Net increase in share activity	116,604	$3,689,949	62,790	$2,873,398

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion)
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

14                         Invesco Greater China Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$29.40	$(0.06	)(d)	$0.08	$0.02	$(0.16)	$29.26	0.08%	$73,368	1.81	%(e)	1.82	%(e)	(0.41	)%(d)(e)	30%
Year ended 10/31/17	22.23	0.05		7.27	7.32	(0.15)	29.40	33.19	69,843	1.93		1.93		0.22		56
Year ended 10/31/16	21.10	0.15		1.20	1.35	(0.22)	22.23	6.51	52,479	1.93		1.93		0.74		52
Year ended 10/31/15	19.93	0.18		1.08	1.26	(0.09)	21.10	6.36	53,087	1.88		1.88		0.85		130
Year ended 10/31/14	20.31	(0.03)		(0.13)	(0.16)	(0.22)	19.93	(0.87)	62,957	1.85		1.85		(0.15)		124
Year ended 10/31/13	17.90	0.09		2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Class B
Six months ended 04/30/18(f)	28.50	(0.08	)(d)	3.10	3.02	—	31.52	10.60	—	2.56	(e)	2.57	(e)	(1.16	)(d)(e)	30
Year ended 10/31/17	21.56	(0.13)		7.07	6.94	—	28.50	32.19	764	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.43	(0.00)		1.16	1.16	(0.03)	21.56	5.72	1,218	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.35	0.02		1.06	1.08	—	20.43	5.58	2,600	2.63		2.63		0.10		130
Year ended 10/31/14	19.71	(0.18)		(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.39	(0.05)		2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Class C
Six months ended 04/30/18	28.45	(0.17	)(d)	0.09	(0.08)	—	28.37	(0.28)	12,765	2.56	(e)	2.57	(e)	(1.16	)(d)(e)	30
Year ended 10/31/17	21.52	(0.13)		7.06	6.93	—	28.45	32.20	13,422	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.39	(0.00)		1.16	1.16	(0.03)	21.52	5.73	11,879	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.32	0.02		1.05	1.07	—	20.39	5.54	13,922	2.63		2.63		0.10		130
Year ended 10/31/14	19.68	(0.18)		(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.36	(0.05)		2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Class Y
Six months ended 04/30/18	29.44	(0.02	)(d)	0.08	0.06	(0.22)	29.28	0.22	11,718	1.56	(e)	1.57	(e)	(0.16	)(d)(e)	30
Year ended 10/31/17	22.26	0.12		7.27	7.39	(0.21)	29.44	33.53	11,444	1.68		1.68		0.47		56
Year ended 10/31/16	21.14	0.21		1.19	1.40	(0.28)	22.26	6.77	5,216	1.68		1.68		0.99		52
Year ended 10/31/15	19.98	0.23		1.08	1.31	(0.15)	21.14	6.62	3,449	1.63		1.63		1.10		130
Year ended 10/31/14	20.36	0.02		(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60		1.60		0.10		124
Year ended 10/31/13	17.95	0.14		2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Class R5
Six months ended 04/30/18	29.46	(0.00	)(d)	0.08	0.08	(0.26)	29.28	0.29	72	1.42	(e)	1.42	(e)	(0.02	)(d)(e)	30
Year ended 10/31/17	22.28	0.16		7.28	7.44	(0.26)	29.46	33.80	72	1.50		1.50		0.65		56
Year ended 10/31/16	21.17	0.25		1.19	1.44	(0.33)	22.28	7.00	54	1.45		1.45		1.22		52
Year ended 10/31/15	20.01	0.28		1.08	1.36	(0.20)	21.17	6.88	75	1.41		1.41		1.32		130
Year ended 10/31/14	20.38	0.06		(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39		1.39		0.31		124
Year ended 10/31/13	17.97	0.18		2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Class R6
Six months ended 04/30/18	29.45	(0.00	)(d)	0.08	0.08	(0.27)	29.26	0.28	743	1.42	(e)	1.42	(e)	(0.02	)(d)(e)	30
Year ended 10/31/17(g)	23.28	0.25		5.92	6.17	—	29.45	26.50	107	1.47	(h)	1.47	(h)	0.68	(h)	56

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.25) and (1.04)%, $(0.27) and (1.79)%, $(0.36) and (1.79)%, $(0.21) and (0.79)%, $(0.19) and (0.65)% and $(0.19) and (0.65)% for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $74,226, $718, $13,531, $11,788, $74, and $508 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(g)	Commencement date of April 4, 2017 for Class R6 shares.
(h)	Annualized.

15                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,000.80	$8.98	$1,015.82	$9.05	1.81%
C	1,000.00	997.20	12.68	1,012.10	12.77	2.56
Y	1,000.00	1,002.20	7.74	1,017.06	7.80	1.56
R5	1,000.00	1,002.90	7.05	1,017.75	7.10	1.42
R6	1,000.00	1,002.80	7.05	1,017.75	7.10	1.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16                         Invesco Greater China Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                      CHI-SAR-1            06082018      1257

Semiannual Report to Shareholders	April 30, 2018

Invesco Health Care Fund
Effective April 30, 2018, Invesco Global Health Care Fund was renamed Invesco Health Care Fund.
Nasdaq:
A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.33%
Class C Shares	-1.70
Class Y Shares	-1.20
Investor Class Shares	-1.33
Class R6 Shares	-1.20
MSCI World Index▼ (Broad Market Index)	3.40
MSCI World Health Care Index▼ (Style-Specific Index)	1.90
Lipper Global Health/Biotechnology Funds Index∎ (Peer Group Index)	1.16
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Health Care Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.23%
10 Years	8.13
5 Years	6.94
1 Year	-3.40
Class C Shares
Inception (3/1/99)	7.62%
10 Years	7.93
5 Years	7.35
1 Year	0.52
Class Y Shares
10 Years	9.00%
5 Years	8.42
1 Year	2.47
Investor Class Shares
Inception (7/15/05)	7.89%
10 Years	8.75
5 Years	8.15
1 Year	2.21
Class R6 Shares
10 Years	8.78%
5 Years	8.22
1 Year	2.50

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/7/89)	10.23%
10 Years	8.23
5 Years	7.57
1 Year	-2.44
Class C Shares
Inception (3/1/99)	7.61%
10 Years	8.03
5 Years	7.97
1 Year	1.55
Class Y Shares
10 Years	9.10%
5 Years	9.06
1 Year	3.48
Investor Class Shares
Inception (7/15/05)	7.87%
10 Years	8.84
5 Years	8.78
1 Year	3.22
Class R6 Shares
10 Years	8.88%
5 Years	8.85
1 Year	3.56

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was 1.12%, 1.87%, 0.87%, 1.12% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                      Invesco Health Care Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Health Care Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–94.87%
Biotechnology–23.94%
ACADIA Pharmaceuticals Inc.(b)	181,196	$2,864,709
Alexion Pharmaceuticals, Inc.(b)	282,444	33,223,888
Amarin Corp. PLC–ADR (Ireland)(b)	984,512	2,707,408
Array BioPharma Inc.(b)	857,073	11,621,910
BioCryst Pharmaceuticals, Inc.(b)	639,339	3,145,548
Biogen Inc.(b)	106,364	29,101,190
BioMarin Pharmaceutical Inc.(b)	383,269	32,006,794
bluebird bio, Inc.(b)	58,211	9,904,602
Celgene Corp.(b)	291,461	25,386,253
Clovis Oncology Inc.(b)	234,518	10,173,391
DBV Technologies S.A.–ADR (France)(b)	626,020	13,741,139
Exact Sciences Corp.(b)	259,028	12,953,990
Heron Therapeutics, Inc.(b)	308,054	9,334,036
Incyte Corp.(b)	144,139	8,927,970
Loxo Oncology, Inc.(b)	54,666	6,882,996
Momenta Pharmaceuticals, Inc.(b)	385,306	8,014,365
Neurocrine Biosciences, Inc.(b)	129,531	10,502,373
REGENXBIO Inc.(b)	168,086	6,278,012
Sarepta Therapeutics, Inc.(b)	124,594	9,513,998
Seattle Genetics, Inc.(b)	187,024	9,573,758
Shire PLC–ADR	157,662	25,136,053
TESARO, Inc.(b)	113,910	5,799,158
Vertex Pharmaceuticals Inc.(b)	160,932	24,648,345
		311,441,886

Drug Retail–0.50%
Raia Drogasil S.A. (Brazil)	331,578	6,503,793

Health Care Equipment–15.06%
Abbott Laboratories	277,510	16,131,656
Baxter International Inc.	312,834	21,741,963
Boston Scientific Corp.(b)	831,578	23,882,920
Edwards Lifesciences Corp.(b)	121,302	15,449,023
Koninklijke Philips N.V. (Netherlands)	406,717	17,170,853
Medtronic PLC	255,602	20,481,388
Olympus Corp. (Japan)	356,600	13,286,039
Siemens Healthineers AG–REGS (Germany)(b)(c)	220,324	8,590,564
Wright Medical Group N.V.(b)	879,249	17,242,073
Zimmer Biomet Holdings, Inc.	363,570	41,872,357
		195,848,836

Health Care Facilities–1.21%
HCA Healthcare, Inc.	164,633	15,761,963

Health Care Services–0.75%
Envision Healthcare Corp.(b)	261,736	9,728,727

	Shares	Value
Health Care Supplies–3.12%
Align Technology, Inc.(b)	56,890	$14,213,966
DENTSPLY SIRONA Inc.	525,126	26,434,843
		40,648,809

Health Care Technology–0.51%
HMS Holdings Corp.(b)	365,977	6,591,246

Life Sciences Tools & Services–7.06%
Agilent Technologies, Inc.	110,427	7,259,471
Eurofins Scientific S.E. (Luxembourg)	25,957	13,959,340
Illumina, Inc.(b)	66,786	16,090,751
Thermo Fisher Scientific, Inc.	259,406	54,566,052
		91,875,614

Managed Health Care–14.67%
Anthem, Inc.	110,623	26,105,922
Centene Corp.(b)	203,348	22,079,526
Cigna Corp.	69,760	11,986,163
Hapvida Participacoes e Investimentos S.A.–REGS (Brazil)(b)(c)	1,026,700	8,102,827
HealthEquity, Inc.(b)	148,938	9,780,758
Humana Inc.	136,210	40,070,258
Molina Healthcare Inc.(b)	41,112	3,422,574
Notre Dame Intermedica Participacoes S.A. (Brazil)(b)	1,026,461	5,959,246
Qualicorp S.A. (Brazil)	667,900	4,622,970
UnitedHealth Group Inc.	248,448	58,733,107
		190,863,351

Pharmaceuticals–27.92%
Aclaris Therapeutics, Inc.(b)	391,396	6,947,279
Aerie Pharmaceuticals, Inc.(b)	184,846	9,464,115
Allergan PLC	119,368	18,340,893
Assembly Biosciences, Inc.(b)	58,770	2,555,319
AstraZeneca PLC–ADR (United Kingdom)	1,196,873	42,524,898
Bayer AG (Germany)	284,484	34,058,290
Bristol-Myers Squibb Co.	356,583	18,588,672
Dermira, Inc.(b)	355,028	3,234,305
Eli Lilly and Co.	512,367	41,537,593
Jazz Pharmaceuticals PLC(b)	70,872	10,775,379
Merck & Co., Inc.	561,618	33,062,451
Nippon Shinyaku Co., Ltd. (Japan)	199,000	14,816,500
Novartis AG–ADR (Switzerland)	688,804	52,824,379
Novo Nordisk A/S–Class B (Denmark)	639,217	30,011,277
Odonate Therapeutics, Inc.(b)	280,651	5,916,123
Roche Holding AG (Switzerland)	86,253	19,136,243
Supernus Pharmaceuticals Inc.(b)	214,823	10,075,199
Zogenix, Inc.(b)	237,270	9,324,711
		363,193,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Health Care Fund

	Shares	Value
Systems Software–0.13%
Ping An Healthcare and Technology Co. Ltd.–REGS (China)(b)(c)	246,400	$1,720,399
Total Common Stocks & Other Equity Interests (Cost $936,348,495)		1,234,178,250

Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, 3.33% Pfd. (Acquired 03/26/2001; Cost $2,000,001)(c)(d)(e)	2,439,026	0

Money Market Funds–5.58%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(f)	25,400,929	25,400,929
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(f)	18,139,755	18,141,569
Invesco Treasury Portfolio–Institutional Class, 1.62%(f)	29,029,634	29,029,634
Total Money Market Funds (Cost $72,570,600)		72,572,132
TOTAL INVESTMENTS IN SECURITIES–100.45% (Cost $1,010,919,096)		1,306,750,382
OTHER ASSETS LESS LIABILITIES–(0.45)%		(5,882,939)
NET ASSETS–100.00%		$1,300,867,443

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $18,413,790, which represented 1.42% of the Fund’s Net Assets.
(d)	Security is considered venture capital. See Note 1K.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Health Care	94.3%
Consumer Staples	0.5
Information Technology	0.1
Money Market Funds Plus Other Assets Less Liabilities	5.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Health Care Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $938,348,496)	$1,234,178,250
Investments in affiliated money market funds, at value (Cost $72,570,600)	72,572,132
Foreign currencies, at value (Cost $1,004)	694
Receivable for:
Investments sold	3,120,322
Fund shares sold	240,007
Dividends	1,877,728
Investment for trustee deferred compensation and retirement plans	287,928
Other assets	144,371
Total assets	1,312,421,432

Liabilities:
Payable for:
Investments purchased	1,892,013
Fund shares reacquired	811,593
Amount due custodian	7,667,730
Accrued fees to affiliates	684,767
Accrued trustees’ and officers’ fees and benefits	2,606
Accrued other operating expenses	124,357
Trustee deferred compensation and retirement plans	370,923
Total liabilities	11,553,989
Net assets applicable to shares outstanding	$1,300,867,443

Net assets consist of:
Shares of beneficial interest	$916,174,345
Undistributed net investment income (loss)	(2,582,986)
Undistributed net realized gain	91,449,344
Net unrealized appreciation	295,826,740
$1,300,867,443

Net Assets:
Class A	$662,288,298
Class C	$47,942,715
Class Y	$32,486,325
Investor Class	$558,110,700
Class R6	$39,405

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,960,640
Class C	1,977,784
Class Y	912,604
Investor Class	15,975,298
Class R6	1,106
Class A:
Net asset value per share	$34.93
Maximum offering price per share
(Net asset value of $34.93 ÷ 94.50%)	$36.96
Class C:
Net asset value and offering price per share	$24.24
Class Y:
Net asset value and offering price per share	$35.60
Investor Class:
Net asset value and offering price per share	$34.94
Class R6:
Net asset value and offering price per share	$35.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Health Care Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $917,755)	$7,012,791
Dividends from affiliated money market funds	295,187
Total investment income	7,307,978

Expenses:
Advisory fees	4,248,111
Administrative services fees	166,984
Custodian fees	69,164
Distribution fees:
Class A	863,108
Class B	4,559
Class C	260,961
Investor Class	721,452
Transfer agent fees — A, B, C, Y and Investor Class	1,010,444
Transfer agent fees — R6	12
Trustees’ and officers’ fees and benefits	21,136
Registration and filing fees	55,080
Reports to shareholders	75,974
Professional services fees	69,194
Other	28,216
Total expenses	7,594,395
Less: Fees waived and expense offset arrangement(s)	(49,599)
Net expenses	7,544,796
Net investment income (loss)	(236,818)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	92,023,202
Foreign currencies	25,895
92,049,097
Change in net unrealized appreciation (depreciation) of:
Investment securities	(109,057,950)
Foreign currencies	39,925
(109,018,025)
Net realized and unrealized gain (loss)	(16,968,928)
Net increase (decrease) in net assets resulting from operations	$(17,205,746)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(236,818)	$(2,102,543)
Net realized gain	92,049,097	91,355,823
Change in net unrealized appreciation (depreciation)	(109,018,025)	141,437,481
Net increase (decrease) in net assets resulting from operations	(17,205,746)	230,690,761

Distributions to shareholders from net investment income:
Class A	—	(1,607,275)
Class Y	—	(118,323)
Investor Class	—	(1,255,558)
Total distributions from net investment income	—	(2,981,156)

Distributions to shareholders from net realized gains:
Class A	(45,906,720)	(15,823,825)
Class B	(174,565)	(135,902)
Class C	(4,951,203)	(1,930,498)
Class Y	(2,282,310)	(507,868)
Investor Class	(38,238,241)	(12,361,129)
Class R6	(873)	—
Total distributions from net realized gains	(91,553,912)	(30,759,222)

Share transactions–net:
Class A	(5,557,798)	(105,311,767)
Class B	(2,032,988)	(3,051,588)
Class C	(3,044,632)	(17,796,792)
Class Y	(803,089)	9,660,440
Investor Class	7,838,367	(49,623,544)
Class R6	26,752	13,272
Net increase (decrease) in net assets resulting from share transactions	(3,573,388)	(166,109,979)
Net increase (decrease) in net assets	(112,333,046)	30,840,404

Net assets:
Beginning of period	1,413,200,489	1,382,360,085
End of period (includes undistributed net investment income (loss) of $(2,582,986) and $(2,346,168), respectively)	$1,300,867,443	$1,413,200,489

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Health Care Fund, formerly Invesco Global Health Care Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or

9                         Invesco Health Care Fund

about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

10                         Invesco Health Care Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

11                         Invesco Health Care Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $28,215.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the

12                         Invesco Health Care Fund

average daily net assets of Investor Class shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $35,171 in front-end sales commissions from the sale of Class A shares and $427 and $602 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the six months ended April 30, 2018, the Fund incurred $7,069 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,090,019,309	$144,158,941	$—	$1,234,178,250
Preferred Stock	—	—	0	0
Money Market Funds	72,572,132	—	—	72,572,132
Total Investments	$1,162,591,441	$144,158,941	$0	$1,306,750,382

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $21,384.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

13                         Invesco Health Care Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $228,411,065 and $347,831,612, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$354,806,976
Aggregate unrealized (depreciation) of investments	(59,441,343)
Net unrealized appreciation of investments	$295,365,633

Cost of investments for tax purposes is $1,011,384,749.

14                         Invesco Health Care Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	427,597	$15,626,392	1,046,320	$37,489,570
Class B(b)	494	13,144	6,634	167,650
Class C	74,855	1,900,342	310,753	8,133,539
Class Y	162,343	5,930,679	640,928	23,573,301
Investor Class	101,649	3,677,800	183,690	6,634,297
Class R6(c)	783	27,981	357	13,272

Issued as reinvestment of dividends:
Class A	1,203,273	42,764,308	512,170	16,973,305
Class B(b)	6,763	166,983	5,664	135,083
Class C	191,734	4,743,503	79,740	1,904,968
Class Y	52,405	1,896,535	16,752	563,212
Investor Class	1,022,012	36,332,522	396,403	13,140,754
Class R6	5	199	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	3,710	141,604	66,739	2,401,525
Class B	(5,473)	(141,604)	(92,917)	(2,401,525)

Reacquired:
Class A	(1,773,175)	(64,090,102)	(4,546,739)	(162,176,167)
Class B(b)	(78,556)	(2,071,511)	(37,363)	(952,796)
Class C	(382,634)	(9,688,477)	(1,086,586)	(27,835,299)
Class Y	(235,899)	(8,630,303)	(397,427)	(14,476,073)
Investor Class	(890,259)	(32,171,955)	(1,944,467)	(69,398,595)
Class R6	(39)	(1,428)	—	—
Net increase (decrease) in share activity	(118,412)	$(3,573,388)	(4,839,349)	$(166,109,979)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Health Care Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$37.84	$(0.00)	$(0.46)	$(0.46)	$—	$(2.45)	$(2.45)	$34.93	(1.33)%	$662,288	1.09	%(d)	1.09	%(d)	(0.01	)%(d)	17%
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Year ended 10/31/15	47.08	0.02	1.53	1.55	—	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Year ended 10/31/14	40.38	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.08	27.20	906,858	1.07		1.08		0.04		24
Year ended 10/31/13	32.09	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.38	35.79	737,071	1.10		1.11		0.21		37
Class B
Six months ended 04/30/18(e)	27.06	(0.05)	1.93	1.88	—	(2.45)	(2.45)	26.49	7.60	—	1.84	(d)	1.84	(d)	(0.76	)(d)	17
Year ended 10/31/17	23.87	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.06	16.87	2,077	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.51	(0.14)	(3.74)	(3.88)	—	(5.76)	(5.76)	23.87	(13.52)	4,649	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.50	(0.25)	1.19	0.94	—	(4.93)	(4.93)	33.51	2.76	11,262	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.06	(0.24)	8.13	7.89	—	(3.45)	(3.45)	37.50	26.26	14,239	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.72	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.06	34.81	17,101	1.85		1.86		(0.54)		37
Class C
Six months ended 04/30/18	27.10	(0.10)	(0.31)	(0.41)	—	(2.45)	(2.45)	24.24	(1.70)	47,943	1.84	(d)	1.84	(d)	(0.76	)(d)	17
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	—	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	—	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.09	(0.24)	8.14	7.90	—	(3.45)	(3.45)	37.54	26.26	81,439	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.75	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.09	34.76	57,536	1.85		1.86		(0.54)		37
Class Y
Six months ended 04/30/18	38.47	0.04	(0.46)	(0.42)	—	(2.45)	(2.45)	35.60	(1.20)	32,486	0.84	(d)	0.84	(d)	0.24	(d)	17
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13		36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	—	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Year ended 10/31/14	40.71	0.13	10.22	10.35	(0.10)	(3.45)	(3.55)	47.51	27.52	31,016	0.82		0.83		0.29		24
Year ended 10/31/13	32.34	0.16	10.70	10.86	(0.25)	(2.24)	(2.49)	40.71	36.10	15,502	0.85		0.86		0.46		37
Investor Class
Six months ended 04/30/18	37.85	(0.00)	(0.46)	(0.46)	—	(2.45)	(2.45)	34.94	(1.33)	558,111	1.09	(d)	1.09	(d)	(0.01	)(d)	17
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Year ended 10/31/15	47.09	0.02	1.53	1.55	—	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Year ended 10/31/14	40.39	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.09	27.19	730,280	1.07		1.08		0.04		24
Year ended 10/31/13	32.10	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.39	35.78	607,408	1.10		1.11		0.21		37
Class R6
Six months ended 04/30/18	38.49	0.05	(0.46)	(0.41)	—	(2.45)	(2.45)	35.63	(1.17)	39	0.80	(d)	0.80	(d)	0.28	(d)	17
Year ended 10/31/17(f)	36.35	0.05	2.09	2.14	—	—	—	38.49	5.89	14	0.78	(g)	0.78	(g)	0.22	(g)	36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $696,203, $1,915, $52,625, $34,943, $581,945 and $24 for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Commencement date of April 4, 2017 for Class R6 shares.
(g)	Annualized.

16                         Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$986.70	$5.37	$1,019.39	$5.46	1.09%
C	1,000.00	983.00	9.05	1,015.67	9.20	1.84
Y	1,000.00	988.00	4.14	1,020.63	4.21	0.84
Investor	1,000.00	986.70	5.37	1,019.39	5.46	1.09
R6	1,000.00	988.00	3.94	1,020.83	4.01	0.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Health Care Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                        GHC-SAR-1            06122018      0908

Semiannual Report to Shareholders	April 30, 2018

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ∎ C: LSQCX ∎ R: LSQRX ∎ Y: LSQYX ∎ R5: LSQFX ∎ R6: LSQSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.72%
Class C Shares	2.34
Class R Shares	2.51
Class Y Shares	2.81
Class R5 Shares	2.91
Class R6 Shares	2.84
S&P 500 Index▼ (Broad Market Index)	3.82
FTSE US 3-Month Treasury Bill Index▼ (Style-Specific Index)	0.67
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	1.32
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.

    The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	7.25%
1 Year	9.28

Class C Shares
Inception (12/19/13)	7.85%
1 Year	13.85

Class R Shares
Inception (12/19/13)	8.38%
1 Year	15.32

Class Y Shares
Inception (12/19/13)	8.92%
1 Year	15.94

Class R5 Shares
Inception (12/19/13)	8.97%
1 Year	16.04

Class R6 Shares
Inception (12/19/13)	8.97%
1 Year	16.04

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.55%, 2.30%, 1.80%, 1.30%, 1.18% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.56%, 2.31%, 1.81%, 1.31%, 1.19% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	7.29%
1 Year	6.24

Class C Shares
Inception (12/19/13)	7.89%
1 Year	10.64

Class R Shares
Inception (12/19/13)	8.43%
1 Year	12.11

Class Y Shares
Inception (12/19/13)	8.99%
1 Year	12.76

Class R5 Shares
Inception (12/19/13)	9.01%
1 Year	12.86

Class R6 Shares
Inception (12/19/13)	9.01%
1 Year	12.86

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Long/Short Equity Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds,

including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Long/Short Equity Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–91.50%
Advertising–1.51%
Interpublic Group of Cos., Inc. (The)	51,300	$1,210,167

Aerospace & Defense–1.35%
Spirit AeroSystems Holdings, Inc.–Class A	13,400	1,076,958

Apparel Retail–1.64%
Gap, Inc. (The)	44,850	1,311,414

Apparel, Accessories & Luxury Goods–3.34%
Michael Kors Holdings Ltd.(b)	19,550	1,337,611
Ralph Lauren Corp.	12,150	1,334,677
		2,672,288

Application Software–1.34%
ANSYS, Inc.	6,650	1,075,039

Asset Management & Custody Banks–1.51%
T. Rowe Price Group Inc.	10,600	1,206,492

Auto Parts & Equipment–1.55%
BorgWarner, Inc.(b)	25,300	1,238,182

Biotechnology–3.35%
United Therapeutics Corp.	11,050	1,216,715
Vertex Pharmaceuticals Inc.	9,550	1,462,678
		2,679,393

Building Products–0.11%
Owens Corning	1,400	91,686

Cable & Satellite–1.36%
GCI Liberty, Inc.–Class A	20,250	903,150
Liberty Global PLC–Class C (United Kingdom)(b)	6,300	183,330
		1,086,480

Commodity Chemicals–1.58%
Westlake Chemical Corp.	11,850	1,267,595

Communications Equipment–3.48%
F5 Networks, Inc.	9,250	1,508,582
Motorola Solutions, Inc.	11,600	1,274,028
		2,782,610

Construction Machinery & Heavy Trucks–2.51%
Allison Transmission Holdings, Inc.	34,200	1,333,458
Cummins Inc.(b)	4,200	671,412
		2,004,870

Consumer Finance–1.68%
Ally Financial Inc.	51,350	1,340,235

Copper–0.09%
Freeport-McMoRan Inc.	4,700	71,487

	Shares	Value
Data Processing & Outsourced Services–1.89%
Broadridge Financial Solutions, Inc.(b)	8,750	$938,087
Total System Services, Inc.	6,800	571,608
		1,509,695

Department Stores–3.83%
Kohl’s Corp.	24,250	1,506,410
Macy’s, Inc.	50,100	1,556,607
		3,063,017

Diversified Chemicals–3.05%
Eastman Chemical Co.	12,150	1,240,272
Huntsman Corp.	40,200	1,196,754
		2,437,026

Diversified Metals & Mining–1.74%
Teck Resources Ltd.–Class B (Canada)	55,450	1,393,459

Diversified Support Services–0.82%
KAR Auction Services, Inc.	12,550	652,475

Electric Utilities–1.57%
Entergy Corp.	15,370	1,254,038

Electrical Components & Equipment–1.37%
AMETEK, Inc.	15,700	1,095,860

Fertilizers & Agricultural Chemicals–1.47%
CF Industries Holdings, Inc.	30,300	1,175,640

Food Distributors–1.50%
US Foods Holding Corp.(b)	35,100	1,199,718

Gold–0.25%
Newmont Mining Corp.	5,150	202,344

Health Care Equipment–0.97%
Varian Medical Systems, Inc.	6,700	774,453

Health Care Services–1.06%
Laboratory Corp. of America Holdings(b)	4,950	845,213

Homebuilding–3.31%
NVR, Inc.	440	1,364,000
Toll Brothers, Inc.	30,450	1,283,772
		2,647,772

Hotel & Resort REITs–1.44%
Host Hotels & Resorts Inc.(b)	59,100	1,155,996

Hotels, Resorts & Cruise Lines–1.51%
Hyatt Hotels Corp.–Class A	15,700	1,206,859

Independent Power Producers & Energy Traders–1.97%
NRG Energy, Inc.	50,900	1,577,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Long/Short Equity Fund

	Shares	Value
Internet & Direct Marketing Retail–1.51%
Qurate Retail Group, Inc.–Class A	51,550	$1,206,786

Internet Software & Services–4.21%
Akamai Technologies, Inc.(b)	13,050	935,032
IAC/InterActiveCorp.(b)	5,700	924,198
VeriSign, Inc.	12,850	1,508,847
		3,368,077

IT Consulting & Other Services–0.06%
Teradata Corp.	1,200	49,104

Life & Health Insurance–2.72%
Lincoln National Corp.	16,350	1,154,964
Unum Group(b)	21,050	1,018,399
		2,173,363

Managed Health Care–1.71%
WellCare Health Plans Inc.(b)	6,650	1,364,314

Office REITs–1.55%
SL Green Realty Corp.	12,650	1,236,411

Oil & Gas Exploration & Production–4.96%
ConocoPhillips	13,300	871,150
Marathon Oil Corp.	90,250	1,647,062
Murphy Oil Corp.	48,050	1,446,786
		3,964,998

Oil & Gas Refining & Marketing–2.04%
HollyFrontier Corp.(b)	26,850	1,629,526

Oil & Gas Storage & Transportation–1.42%
Plains GP Holdings LP–Class A	46,950	1,137,129

Packaged Foods & Meats–0.49%
Conagra Brands, Inc.	10,600	392,942

Pharmaceuticals–1.27%
Perrigo Co. PLC(b)	13,050	1,019,727

Property & Casualty Insurance–1.23%
FNF Group	26,650	981,520

Real Estate Services–1.72%
Jones Lang LaSalle Inc.	8,100	1,373,031

	Shares	Value
Regional Banks–1.81%
Citizens Financial Group, Inc.(b)	34,950	$1,450,076

Residential REITs–1.98%
Equity LifeStyle Properties, Inc.	14,000	1,248,240
Sun Communities, Inc.	3,550	333,167
		1,581,407

Semiconductor Equipment–1.09%
Teradyne, Inc.	26,750	870,713

Specialized Consumer Services–1.61%
H&R Block, Inc.	46,550	1,287,108

Specialized REITs–2.18%
Extra Space Storage Inc.	15,150	1,357,288
Four Corners Property Trust, Inc.	17,150	388,619
		1,745,907

Systems Software–0.45%
Fortinet Inc.(b)	6,550	362,608

Technology Hardware, Storage & Peripherals–3.34%
HP Inc.	66,900	1,437,681
Xerox Corp.(b)	39,150	1,231,267
		2,668,948
Total Common Stocks & Other Equity Interests (Cost $63,769,733)		73,170,056

Money Market Funds–9.02%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	2,525,174	2,525,174
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	1,803,311	1,803,491
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	2,885,913	2,885,913
Total Money Market Funds (Cost $7,214,449)		7,214,578
TOTAL INVESTMENTS IN SECURITIES–100.52% (Cost $70,984,182)		80,384,634
OTHER ASSETS LESS LIABILITIES–(0.52)%		(413,398)
NET ASSETS–100.00%		$79,971,236

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Long/Short Equity Fund

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$81,826,832	$—	$(833,796	)(2)	$(833,796	) (2)	$80,959,341
Equity Securities — Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(81,952,294)	—	(170,299	)(3)	(170,299	) (3)	(82,082,212)
Total Return Swap Agreements — Equity Risk						$—	$(1,004,095	)(4)	$(1,004,095	) (4)	$(1,122,871)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $33,695 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(40,381) of dividends payable and financing fees related to the reference entities.
(4)	Swaps are collaterized by $168,510 cash held with Morgan Stanley & Co. LLC, the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of April 30, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Long
Aerospace & Defense
Boeing Co. (The)	4,600	$1,534,376	1.90
Spirit AeroSystems Holdings, Inc.–Class A	3,350	269,240	0.33
		1,803,616

Airlines
Delta Air Lines, Inc.	11,000	574,420	0.73

Application Software
Adobe Systems, Inc.	1,800	398,880	0.49

Asset Management & Custody Banks
Ameriprise Financial Inc.	8,600	1,205,806	1.53
T Rowe Price Group, Inc.	550	62,601	0.07
		1,268,407

Auto Parts & Equipment
Magna International, Inc. (Canada)	21,650	1,277,350	1.57

Biotechnology
AbbVie, Inc.	13,800	1,332,390	1.57
Alexion Pharmaceuticals, Inc.	10,450	1,229,233	1.38
Amgen, Inc.	7,150	1,247,532	1.53
Biogen, Inc.	4,640	1,269,504	1.47
Gilead Sciences, Inc.	16,900	1,220,687	1.53
Regeneron Pharmaceuticals, Inc.	2,400	728,832	0.93
		7,028,178

Cable & Satellite
Liberty Global PLC (United Kingdom)–Class C	30,950	900,645	1.20

Casinos & Gaming
Las Vegas Sands Corp.	16,900	1,239,277	1.54

Commodity Chemicals
LyondellBasell Industries N.V.–Class A	11,150	1,178,889	1.48

Computer & Electronics Retail
Best Buy Co., Inc.	21,300	1,630,089	1.91

Construction Machinery & Heavy Trucks
Cummins, Inc.	3,150	503,559	0.65

Copper
Freeport–McMoRan, Inc.	81,800	1,244,178	1.88

Data Processing & Outsourced Services
Mastercard Inc.–Class A	7,000	1,247,890	1.50
Total System Services, Inc.	7,550	634,653	0.80
		1,882,543

Department Stores
Macy’s Inc.	1,850	57,480	0.07

	Shares	Value	Percentage of Reference Entities
Diversified Banks
Bank of Montreal (Canada)	14,050	$1,066,816	1.29
Canadian Imperial Bank of Commerce (Canada)	13,350	1,162,117	1.41
Citigroup Inc.	19,500	1,331,265	1.65
Toronto-Dominion Bank (The) (Canada)	21,950	1,232,493	1.48
		4,792,691

Electric Utilities
Entergy Corp.	180	14,686	0.02
Exelon Corp.	31,550	1,251,904	1.49
FirstEnergy Corp.	35,650	1,226,360	1.50
Fortis, Inc. (Canada)	2,550	85,400	0.10
		2,578,350

General Merchandise Stores
Dollar General Corp.	12,650	1,221,104	1.50
Target Corp.	20,000	1,452,000	1.73
		2,673,104

Gold
Newmont Mining Corp.	28,600	1,123,694	1.44

Health Care Facilities
HCA Healthcare, Inc.	12,550	1,201,537	1.50

Health Care Services
Laboratory Corp. of America Holdings	2,250	384,188	0.46

Hotel & Resort REITs
Host Hotels & Resorts Inc.	4,550	88,998	0.11

Hotels, Resorts & Cruise Lines
Hilton Worldwide Holdings, Inc.	17,700	1,395,468	1.78
Royal Caribbean Cruises Ltd.	9,250	1,000,757	1.35
		2,396,225

Hypermarkets & Super Centers
Wal-Mart Stores, Inc.	15,400	1,362,284	1.62

Industrial REITs
Prologis, Inc.	19,100	1,239,781	1.51

Integrated Oil & Gas
Chevron Corp.	9,700	1,213,567	1.46
Occidental Petroleum Corp.	17,750	1,371,365	1.68
Suncor Energy, Inc. (Canada)	32,700	1,250,121	1.52
		3,835,053

Integrated Telecommunication Services
Verizon Communications Inc.	23,150	1,142,453	1.38

Internet Software & Services
Akamai Technologies Inc.	4,100	293,765	0.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Internet Software & Services–(continued)
eBay, Inc.	30,000	$1,136,400	1.53
IAC/InterActiveCorp.	4,200	680,988	0.83
Twitter, Inc.	6,700	203,077	0.26
		2,314,230

IT Consulting & Other Services
Cognizant Technology Solutions Corp.–Class A	14,600	1,194,572	1.45
Teradata Corp.	9,700	396,924	0.48
		1,591,496

Life & Health Insurance
Aflac, Inc.	30,900	1,408,113	1.71
Lincoln National Corp.	300	21,192	0.03
		1,429,305

Managed Health Care
Anthem, Inc.	6,200	1,463,138	1.72
Centene Corp.	11,550	1,254,099	1.56
Humana Inc.	4,350	1,279,683	1.57
		3,996,920

Oil & Gas Equipment & Services
Halliburton Co.	28,850	1,528,761	1.84

Oil & Gas Exploration & Production
ConocoPhillips	11,500	753,250	0.92
Continental Resources, Inc.	9,250	611,055	0.74
		1,364,305

Oil & Gas Refining & Marketing
Marathon Petroleum Corp.	18,200	1,363,362	1.78
Valero Energy Corp.	14,950	1,658,404	2.00
		3,021,766

Packaged Foods & Meats
Conagra Brands, Inc.	23,500	871,145	1.05
J.M. Smucker Co. (The)	10,600	1,209,248	1.49
		2,080,393

Personal Products
Estee Lauder Cos, Inc. (The)-Class A	9,050	1,340,214	1.64

Pharmaceuticals
Pfizer, Inc.	6,050	221,491	0.27

	Shares	Value	Percentage of Reference Entities
Property & Casualty Insurance
Allstate Corp. (The)	10,850	$1,061,347	1.31
CNA Financial Corp.	9,150	461,709	0.56
Progressive Corp. (The)	23,650	1,425,858	1.77
		2,948,914

Regional Banks
BB&T Corp.	22,050	1,164,240	1.44
Citizens Financial Group, Inc.	650	26,969	0.03
Fifth Third BanCorp	38,750	1,285,337	1.51
Regions Financial Corp.	36,450	681,615	0.85
SunTrust Banks, Inc.	17,850	1,192,380	1.47
		4,350,541

Residential REITs
Equity Residential	16,750	1,033,642	1.24
Essex Property Trust, Inc.	700	167,783	0.20
		1,201,425

Semiconductors
Micron Technology, Inc.	29,700	1,365,606	1.78

Specialized REITs
Crown Castle International Corp.	11,100	1,119,657	1.42
SBA Communications Corp.	7,600	1,217,748	1.54
		2,337,405

Systems Software
Fortinet, Inc.	15,350	849,776	1.06

Technology Hardware, Storage & Peripherals
HP, Inc.	1,450	31,161	0.04
NetApp, Inc.	20,150	1,341,587	1.68
Seagate Technology PLC	20,350	1,178,062	1.45
Western Digital Corp.	13,850	1,091,242	1.47
		3,642,052

Trading Companies & Distributors
United Rentals Inc.	2,300	345,000	0.44
W.W. Grainger, Inc.	4,350	1,223,872	1.48
		1,568,872
Total Equity Securities — Long		$80,959,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Airlines
Alaska Air Group Inc.	(18,600)	$(1,207,698)	(1.57)

Airport Services
Macquarie Infrastructure Corp.	(26,850)	(1,017,615)	(1.27)

Apparel, Accessories & Luxury Goods
Under Armour, Inc.–Class C	(81,550)	(1,251,793)	(1.45)

Application Software
Autodesk Inc.	(9,800)	(1,233,820)	(1.54)
Tyler Technologies, Inc.	(5,400)	(1,182,168)	(1.50)
Ultimate Software Group Inc. (The)	(4,850)	(1,163,612)	(1.45)
Workday, Inc.–Class A	(2,750)	(343,310)	(0.44)
		(3,922,910)

Asset Management & Custody Banks
Brookfield Asset Management Inc. (Canada)–Class A	(31,600)	(1,252,624)	(1.48)

Automobile Manufacturers
Tesla, Inc.	(3,620)	(1,063,918)	(1.25)

Automotive Retail
CarMax, Inc.	(19,500)	(1,218,750)	(1.46)

Biotechnology
Seattle Genetics Inc.	(22,250)	(1,138,978)	(1.35)
TESARO, Inc.	(16,950)	(862,925)	(1.08)
		(2,001,903)

Building Products
Johnson Controls International plc	(36,550)	(1,237,948)	(1.52)

Cable & Satellite
Liberty Broadband Corp.–Class C	(13,100)	(928,659)	(1.33)

Construction Machinery & Heavy Trucks
Wabtec Corp./DE	(13,450)	(1,194,495)	(1.44)

Construction Materials
Martin Marietta Materials, Inc.	(6,250)	(1,217,313)	(1.50)
Vulcan Materials Co.	(10,900)	(1,217,421)	(1.51)
		(2,434,734)

Data Processing & Outsourced Services
Square, Inc.–Class A	(26,400)	(1,249,776)	(1.60)

Distributors
Genuine Parts Co.	(11,450)	(1,011,264)	(1.24)

Electronic Equipment & Instruments
Cognex Corp.	(25,100)	(1,160,875)	(1.51)

	Shares	Value	Percentage of Reference Entities
Financial Exchanges & Data
Cboe Global Markets, Inc.	(11,500)	$(1,227,970)	(1.51)
MarketAxess Holdings Inc.	(6,050)	(1,201,712)	(1.49)
Thomson Reuters Corp. (Canada)	(19,450)	(782,279)	(0.94)
		(3,211,961)

Footwear
NIKE Inc.–Class B	(17,550)	(1,200,245)	(1.43)

Health Care Distributors
Henry Schein Inc.	(16,050)	(1,219,800)	(1.45)

Health Care Equipment
Boston Scientific Corp.	(42,200)	(1,211,984)	(1.48)
DexCom, Inc.	(16,200)	(1,185,516)	(1.45)
		(2,397,500)

Health Care REITs
Omega Healthcare Investors Inc.	(44,100)	(1,145,718)	(1.37)
Welltower, Inc.	(23,850)	(1,274,544)	(1.47)
		(2,420,262)

Health Care Services
Envision Healthcare Corp.	(30,350)	(1,128,109)	(1.38)

Health Care Supplies
DENTSPLY SIRONA Inc.	(24,900)	(1,253,466)	(1.50)

Home Entertainment Software
Take-Two Interactive Software, Inc.	(12,600)	(1,256,346)	(1.48)

Home Furnishings
Leggett & Platt, Inc.	(25,900)	(1,050,245)	(1.36)

Household Appliances
Whirlpool Corp.	(7,800)	(1,208,610)	(1.48)

Housewares & Specialties
Newell Brands Inc.	(45,050)	(1,244,732)	(1.46)

Industrial Conglomerates
Carlisle Cos Inc.	(10,000)	(1,077,300)	(1.25)
General Electric Co.	(82,850)	(1,165,699)	(1.47)
		(2,242,999)

Industrial Machinery
Flowserve Corp.	(26,400)	(1,172,424)	(1.51)
Middleby Corp. (The)	(9,500)	(1,195,480)	(1.48)
		(2,367,904)

Internet & Direct Marketing Retail
Amazon.com, Inc.	(780)	(1,221,581)	(1.44)

Investment Banking & Brokerage
Charles Schwab Corp. (The)	(22,250)	(1,238,880)	(1.50)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
IT Consulting & Other Services
Gartner Inc.	(10,300)	$(1,249,287)	(1.48)

Movies & Entertainment
Liberty Media Corp.–Class A	(4,300)	(94,471)	(0.12)
Liberty Media Corp.–Class C	(39,650)	(1,170,468)	(1.45)
		(1,264,939)

Office REITs
Vornado Realty Trust	(18,550)	(1,261,957)	(1.47)

Oil & Gas Exploration & Production
Diamondback Energy Inc.	(9,650)	(1,239,542)	(1.51)
Hess Corp.	(21,100)	(1,202,489)	(1.51)
Parsley Energy Inc.–Class A	(40,900)	(1,228,227)	(1.53)
Range Resources Corp.	(79,600)	(1,102,460)	(1.33)
		(4,772,718)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(11,550)	(671,748)	(0.82)
Enbridge, Inc. (Canada)	(41,400)	(1,253,178)	(1.56)
Pembina Pipeline Corp. (Canada)	(16,300)	(519,318)	(0.64)
Targa Resources Corp.	(25,500)	(1,197,735)	(1.49)
TransCanada Corp. (Canada)	(4,950)	(210,128)	(0.26)
		(3,852,107)

Packaged Foods & Meats
Kraft Heinz Co. (The)	(21,500)	(1,212,170)	(1.50)

Personal Products
Coty Inc.–Class A	(73,650)	(1,277,827)	(1.50)

Property & Casualty Insurance
Arch Capital Group Ltd.	(12,550)	(1,005,631)	(1.24)
Axis Capital Holdings Ltd.	(20,850)	(1,223,895)	(1.44)
Cincinnati Financial Corp.	(14,050)	(988,277)	(1.30)
Markel Corp.	(955)	(1,079,188)	(1.36)
		(4,296,991)

Railroads
Canadian National Railway Co. (Canada)	(16,200)	(1,251,936)	(1.51)

	Shares	Value	Percentage of Reference Entities
Real Estate Development
Howard Hughes Corp. (The)	(8,500)	$(1,150,050)	(1.42)

Regional Banks
Bank of the Ozarks	(23,600)	(1,104,480)	(1.36)
First Republic Bank	(12,850)	(1,193,379)	(1.47)
Signature Bank/New York NY	(5,150)	(654,823)	(0.81)
		(2,952,682)

Reinsurance
Alleghany Corp.	(1,920)	(1,103,366)	(1.38)
Renaissance Holdings Ltd. (Bermuda)	(8,600)	(1,169,944)	(1.44)
		(2,273,310)

Research & Consulting Services
IHS Markit Ltd.	(23,500)	(1,154,555)	(1.41)

Residential REITs
American Campus Communities Inc.	(6,250)	(244,437)	(0.29)
Mid-America Apartment Communities Inc.	(3,400)	(310,964)	(0.37)
		(555,401)

Restaurants
Chipotle Mexican Grill, Inc.	(3,600)	(1,523,988)	(1.45)

Semiconductors
Advanced Micro Devices Inc.	(116,750)	(1,270,240)	(1.43)
Analog Devices, Inc.	(13,850)	(1,209,797)	(1.49)
		(2,480,037)

Specialty Chemicals
Albemarle Corp.	(12,500)	(1,212,000)	(1.48)

Specialty Stores
Ulta Beauty Inc.	(5,100)	(1,279,641)	(1.49)

Trucking
AMERCO	(720)	(243,014)	(0.30)
Total Equity Securities — Short		$(82,082,212)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2018

	Equity Securities		Gross Exposure[3]	Net Exposure[4]
	Long[1]	Short[2]
Consumer Discretionary	33.9%	19.3%	53.2%	14.6%
Information Technology	30.9	14.2	45.1	16.7
Financials	27.4	19.0	46.4	8.4
Health Care	24.4	10.0	34.4	14.4
Energy	20.6	10.8	31.4	9.8
Real Estate	15.0	6.7	21.7	8.3
Materials	12.6	4.6	17.2	8.0
Industrials	11.7	14.9	26.6	-3.2
Consumer Staples	8.0	3.1	11.1	4.9
Utilities	6.8	—	6.8	6.8
Telecommunication Services	1.4	—	1.4	1.4
Money Market Funds Plus Other Assets Less Liabilities	8.5	—	8.5	8.5
Total	201.2%	102.6%	303.8%	98.6%

[1]	Represents the value of the equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $63,769,733)	$73,170,056
Investments in affiliated money market funds, at value (Cost $7,214,449)	7,214,578
Deposits with brokers: Cash Collateral — OTC derivatives	168,510
Receivable for:
Investments sold	5,063
Fund shares sold	492,289
Dividends and interest	55,529
Investment for trustee deferred compensation and retirement plans	10,778
Other assets	37,433
Total assets	81,154,236

Liabilities:
Other investments:
Unrealized depreciation on swap agreements — OTC	1,004,095
Payable for:
Fund shares reacquired	41,398
Amount due custodian	48,904
Accrued fees to affiliates	13,284
Accrued trustees’ and officers’ fees and benefits	1,504
Accrued other operating expenses	63,037
Trustee deferred compensation and retirement plans	10,778
Total liabilities	1,183,000
Net assets applicable to shares outstanding	$79,971,236

Net assets consist of:
Shares of beneficial interest	$68,955,446
Undistributed net investment income (loss)	(273,589)
Undistributed net realized gain	2,893,046
Net unrealized appreciation	8,396,333
$79,971,236

Net Assets:
Class A	$16,143,601
Class C	$4,250,001
Class R	$176,546
Class Y	$14,131,999
Class R5	$47,741
Class R6	$45,221,348

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,386,688
Class C	373,608
Class R	15,281
Class Y	1,205,518
Class R5	4,071
Class R6	3,854,316
Class A:
Net asset value per share	$11.64
Maximum offering price per share
(Net asset value of $11.64 ÷ 94.50%)	$12.32
Class C:
Net asset value and offering price per share	$11.38
Class R:
Net asset value and offering price per share	$11.55
Class Y:
Net asset value and offering price per share	$11.72
Class R5:
Net asset value and offering price per share	$11.73
Class R6:
Net asset value and offering price per share	$11.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $4,272)	$581,249
Dividends from affiliated money market funds	39,724
Total investment income	620,973

Expenses:
Advisory fees	313,458
Administrative services fees	24,795
Custodian fees	3,652
Distribution fees:
Class A	17,940
Class C	17,442
Class R	381
Transfer agent fees — A, C, R and Y	22,052
Transfer agent fees — R5	14
Transfer agent fees — R6	120
Trustees’ and officers’ fees and benefits	11,484
Registration and filing fees	40,432
Reports to shareholders	13,709
Professional services fees	52,009
Other	5,328
Total expenses	522,816
Less: Fees waived and expense offset arrangement(s)	(3,237)
Net expenses	519,579
Net investment income	101,394

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,404,537
Swap agreements	(1,459,108)
2,945,429
Change in net unrealized appreciation (depreciation) of:
Investment securities	81,709
Foreign currencies	(24)
Swap agreements	(1,313,343)
(1,231,658)
Net realized and unrealized gain	1,713,771
Net increase in net assets resulting from operations	$1,815,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$101,394	$366,854
Net realized gain	2,945,429	11,443,698
Change in net unrealized appreciation (depreciation)	(1,231,658)	5,648,778
Net increase in net assets resulting from operations	1,815,165	17,459,330

Distributions to shareholders from net investment income:
Class A	(863,669)	—
Class C	(187,386)	—
Class R	(9,291)	—
Class Y	(914,098)	—
Class R5	(3,460)	—
Class R6	(3,373,404)	—
Total distributions from net investment income	(5,351,308)	—

Distributions to shareholders from net realized gains:
Class A	(882,363)	(81,636)
Class C	(210,556)	(16,680)
Class R	(9,787)	(593)
Class Y	(901,461)	(52,325)
Class R5	(3,369)	(3,814)
Class R6	(3,285,105)	(296,699)
Total distributions from net realized gains	(5,292,641)	(451,747)

Share transactions–net:
Class A	6,324,202	(2,845,486)
Class C	1,868,213	(155,873)
Class R	62,549	25,428
Class Y	3,645,954	2,198,569
Class R5	6,485	(614,953)
Class R6	3,067,595	(10,273,941)
Net increase (decrease) in net assets resulting from share transactions	14,974,998	(11,666,256)
Net increase in net assets	6,146,214	5,341,327

Net assets:
Beginning of period	73,825,022	68,483,695
End of period (includes undistributed net investment income of $(273,589) and $4,976,325, respectively)	$79,971,236	$73,825,022

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

15                         Invesco Long/Short Equity Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                         Invesco Long/Short Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

17                         Invesco Long/Short Equity Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $2,982.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

18                         Invesco Long/Short Equity Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $6,326 in front-end sales commissions from the sale of Class A shares and $1 and $112 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$73,170,056	$—	$—	$73,170,056
Money Market Funds	7,214,578	—	—	7,214,578
Total Investments in Securities	80,384,634	—	—	80,384,634
Other Investments — Liabilities*
Swap Agreements	—	(1,004,095)	—	(1,004,095)
Total Investments	$80,384,634	$(1,004,095)	$—	$79,380,539

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

19                         Invesco Long/Short Equity Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(1,004,095)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,004,095)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$—	$(1,004,095)	$(1,004,095)	$—	$168,510	$(835,585)

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(1,459,108)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(1,313,343)
Total	$(2,772,451)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$132,100,084

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $255.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

20                         Invesco Long/Short Equity Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $36,332,655 and $37,280,862, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,466,716
Aggregate unrealized (depreciation) of investments	(2,388,297)
Net unrealized appreciation of investments	$8,078,419

Cost of investments for tax purposes is $71,302,120.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	565,462	$6,986,589	304,596	$3,646,029
Class C	167,348	2,007,357	46,302	524,043
Class R	4,211	51,018	3,850	46,256
Class Y	748,990	9,166,266	431,307	5,111,591
Class R5	114	1,418	1,004	11,943
Class R6	187,625	2,211,577	278,872	3,188,531

Issued as reinvestment of dividends:
Class A	145,295	1,699,950	5,622	66,343
Class C	32,792	375,798	1,371	15,922
Class R	1,483	17,226	44	519
Class Y	66,645	784,426	1,371	16,268
Class R5	450	5,291	11	129
Class R6	565,588	6,656,973	24,685	293,014

Reacquired:
Class A	(195,044)	(2,362,337)	(545,259)	(6,557,858)
Class C	(45,273)	(514,942)	(60,626)	(695,838)
Class R	(488)	(5,695)	(1,834)	(21,347)
Class Y	(526,531)	(6,304,738)	(240,137)	(2,929,290)
Class R5	(19)	(224)	(49,229)	(627,025)
Class R6	(459,554)	(5,800,955)	(1,150,985)	(13,755,486)
Net increase (decrease) in share activity	1,259,094	$14,974,998	(949,035)	$(11,666,256)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 24% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 56% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

21                         Invesco Long/Short Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$13.15	$0.00		$0.37	$0.37	$(0.93)	$(0.95)	$(1.88)	$11.64	2.72%	$16,144	1.56	%(d)	1.57	%(d)	0.02	%(d)	50%
Year ended 10/31/17	10.45	0.03		2.74	2.77	—	(0.07)	(0.07)	13.15	26.62	11,457	1.57		1.62		0.27		95
Year ended 10/31/16	11.50	0.06	(e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85		2.08		0.58	(e)	102
Year ended 10/31/15	11.00	0.01		0.49	0.50	—	(0.00)	—	11.50	4.57	12,854	1.85		2.76		0.11		89
Year ended 10/31/14(f)	10.00	(0.02)		1.02	1.00	—	—	—	11.00	10.00	16,796	1.85	(g)	3.04	(g)	(0.25	)(g)	102
Class C
Six months ended 04/30/18	12.86	(0.04)		0.35	0.31	(0.84)	(0.95)	(1.79)	11.38	2.34	4,250	2.31	(d)	2.32	(d)	(0.73	)(d)	50
Year ended 10/31/17	10.30	(0.06)		2.69	2.63	—	(0.07)	(0.07)	12.86	25.65	2,812	2.32		2.37		(0.48)		95
Year ended 10/31/16	11.34	(0.02	)(e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60		2.83		(0.17	)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	—	(0.00)	—	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Year ended 10/31/14(f)	10.00	(0.10)		1.02	0.92	—	—	—	10.92	9.20	2,618	2.60	(g)	3.79	(g)	(1.00	)(g)	102
Class R
Six months ended 04/30/18	13.06	(0.01)		0.35	0.34	(0.90)	(0.95)	(1.85)	11.55	2.51	177	1.81	(d)	1.82	(d)	(0.23	)(d)	50
Year ended 10/31/17	10.40	0.00		2.73	2.73	—	(0.07)	(0.07)	13.06	26.37	132	1.82		1.87		0.02		95
Year ended 10/31/16	11.45	0.04	(e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10		2.33		0.33	(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	—	(0.00)	—	11.45	4.31	40	2.10		3.01		(0.14)		89
Year ended 10/31/14(f)	10.00	(0.04)		1.02	0.98	—	—	—	10.98	9.80	27	2.10	(g)	3.29	(g)	(0.50	)(g)	102
Class Y
Six months ended 04/30/18	13.25	0.02		0.36	0.38	(0.96)	(0.95)	(1.91)	11.72	2.81	14,132	1.31	(d)	1.32	(d)	0.27	(d)	50
Year ended 10/31/17	10.51	0.06		2.75	2.81	—	(0.07)	(0.07)	13.25	26.85	12,145	1.32		1.37		0.52		95
Year ended 10/31/16	11.56	0.09	(e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60		1.83		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	7,709	1.60		2.51		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	12,389	1.60	(g)	2.79	(g)	0.00	(g)	102
Class R5
Six months ended 04/30/18	13.26	0.02		0.37	0.39	(0.97)	(0.95)	(1.92)	11.73	2.91	48	1.23	(d)	1.24	(d)	0.35	(d)	50
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	578	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	718	1.60	(g)	2.69	(g)	0.00	(g)	102
Class R6
Six months ended 04/30/18	13.26	0.03		0.36	0.39	(0.97)	(0.95)	(1.92)	11.73	2.91	45,221	1.18	(d)	1.19	(d)	0.40	(d)	50
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47,232	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	609	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	562	1.60	(g)	2.69	(g)	0.00	(g)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $14,471, $3,517, $154, $13,769, $49 and $47,054 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Annualized.

22                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,027.20	$7.84	$1,017.06	$7.80	1.56%
C	1,000.00	1,023.40	11.59	1,013.34	11.53	2.31
R	1,000.00	1,025.10	9.09	1,015.82	9.05	1.81
Y	1,000.00	1,028.10	6.59	1,018.30	6.56	1.31
R5	1,000.00	1,029.10	6.19	1,018.70	6.16	1.23
R6	1,000.00	1,028.40	5.93	1,018.94	5.91	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Long/Short Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                        LSE-SAR-1            06132018       1011

Semiannual Report to Shareholders	April 30, 2018

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ∎ C: LVLCX ∎ R: LVLRX ∎ Y: LVLYX ∎ R5: LVLFX ∎ R6: LVLSX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
18	Financial Highlights
19	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.95%
Class C Shares	3.56
Class R Shares	3.97
Class Y Shares	4.12
Class R5 Shares	4.12
Class R6 Shares	4.13
MSCI All Country World Index▼ (Broad Market Index)	3.56
MSCI Emerging Markets Index▼ (Style-Specific Index)	4.80
Lipper Emerging Market Funds Index∎ (Peer Group Index)	4.01
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.48%
1 Year	5.36

Class C Shares
Inception (12/17/13)	2.02%
1 Year	9.72

Class R Shares
Inception (12/17/13)	2.57%
1 Year	11.43

Class Y Shares
Inception (12/17/13)	3.06%
1 Year	11.81

Class R5 Shares
Inception (12/17/13)	3.06%
1 Year	11.81

Class R6 Shares
Inception (12/17/13)	3.04%
1 Year	11.83

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.09%, 2.84%, 2.34%, 1.84%, 1.65% and 1.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.81%
1 Year	8.86

Class C Shares
Inception (12/17/13)	2.36%
1 Year	13.25

Class R Shares
Inception (12/17/13)	2.90%
1 Year	15.01

Class Y Shares
Inception (12/17/13)	3.42%
1 Year	15.53

Class R5 Shares
Inception (12/17/13)	3.42%
1 Year	15.53

Class R6 Shares
Inception (12/17/13)	3.40%
1 Year	15.55

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

3                      Invesco Low Volatility Emerging Markets Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–95.56%
Brazil–5.11%
Braskem S.A.–Preference Shares–ADR	39,500	$512,198
Ecorodovias Infraestrutura e Logistica S.A.	156,900	448,286
Estacio Participacoes S.A.	29,600	267,908
Qualicorp S.A.	47,300	327,394
SLC Agricola S.A.	23,300	298,541
Transmissora Alianca de Energia Eletrica S.A.(a)	71,000	433,478
		2,287,805

Chile–0.26%
Embotelladora Andina S.A.–Preference Shares–Class B	23,201	115,385

China–12.58%
Autohome Inc.–ADR	5,677	553,791
China Lilang Ltd.	118,000	147,820
China Shenhua Energy Co. Ltd.–Class H	232,500	571,316
China Shineway Pharmaceutical Group Ltd.	143,000	293,865
Chongqing Rural Commercial Bank Co., Ltd.–Class H	799,000	610,790
Guangzhou Automobile Group Co., Ltd.–Class H	240,000	442,150
Jiangsu Expressway Co. Ltd.–Class H	134,000	183,398
Kingboard Chemical Holdings Ltd.	103,000	419,165
Longfor Properties Co. Ltd.	204,000	609,638
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.–REGS,–Class H(b)(c)	60,000	254,353
Yantai Changyu Pioneer Wine Co. Ltd.–Class B	64,900	164,966
YiChang HEC ChangJiang Pharmaceutical Co. Ltd.–REGS,–Class H(b)	54,800	259,617
Yuzhou Properties Co. Ltd.	845,000	614,283
YY Inc.–ADR(c)	5,267	507,686
		5,632,838

Hong Kong–0.29%
Kingboard Laminates Holdings Ltd.	96,000	128,168

India–11.53%
DCM Shriram Ltd.	12,964	64,195
Hero MotoCorp Ltd.	9,468	529,535
InterGlobe Aviation Ltd.–REGS(b)	24,729	519,050
KEC International Ltd.	94,406	570,938
NHPC Ltd.	660,346	280,985
NMDC Ltd.	293,897	547,887
Power Finance Corp. Ltd.	265,111	348,242
Rural Electrification Corp. Ltd.	208,383	396,779
Sun TV Network Ltd.	39,856	522,748
Tata Global Beverages Ltd.	76,950	341,168
Tata Steel Ltd.	54,124	479,392
Vedanta Ltd.	126,484	561,148
		5,162,067

	Shares	Value
Malaysia–6.77%
AirAsia Group Bhd.	609,600	$582,487
Kuala Lumpur Kepong Bhd.	85,400	552,904
Petronas Dagangan Bhd.	31,300	214,540
PPB Group Bhd.	45,300	221,703
Public Bank Bhd.	95,400	573,659
Tenaga Nasional Bhd.	120,100	481,480
Top Glove Corp. Bhd.	166,800	402,573
		3,029,346

Mexico–5.47%
Coca-Cola FEMSA, S.A.B. de C.V.–Series L	60,300	391,271
Gruma, S.A.B. de C.V.–Class B	15,260	186,674
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	106,800	563,597
Industrias Bachoco, S.A.B. de C.V.–Series B	36,100	185,271
Industrias Peñoles, S.A.B. de C.V.	7,010	147,367
Megacable Holdings S.A.B. de C.V.–Series CPO(d)	90,200	414,621
Wal-Mart de México, S.A.B. de C.V.–Series V	200,600	558,000
		2,446,801

Poland–2.20%
LPP S.A.	165	429,441
Powszechny Zaklad Ubezpieczen S.A.	45,554	553,872
		983,313

Qatar–0.42%
Qatar Islamic Bank (S.A.Q)	6,376	186,547

Russia–4.10%
LUKOIL PJSC–ADR	9,757	650,198
Magnitogorsk Iron & Steel Works PJSC	783,800	605,932
Novolipetsk Steel PJSC–GDR–REGS(b)	17,448	446,067
Unipro PJSC	3,070,000	135,338
		1,837,535

South Africa–10.88%
AECI Ltd.	17,036	160,573
African Rainbow Minerals Ltd.	45,685	373,294
Astral Foods Ltd.	21,102	520,195
AVI Ltd.	60,079	549,454
Barclays Africa Group Ltd.	41,468	604,725
Bidvest Group Ltd. (The)	23,931	468,276
Kumba Iron Ore Ltd.	22,532	483,461
Liberty Holdings Ltd.	55,324	588,158
Mondi Ltd.	18,236	531,020
Reunert Ltd.	54,452	339,532
Super Group Ltd.(c)	24,341	72,499
Tsogo Sun Holdings Ltd.	98,915	179,879
		4,871,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Korea–19.76%
Chong Kun Dang Pharmaceutical Corp.	4,444	$483,423
Daewon Pharmaceutical Co., Ltd.	8,376	155,897
Grand Korea Leisure Co., Ltd.	23,036	584,225
Hanwha Corp.	16,405	610,186
HITEJINRO Co., Ltd.	29,177	592,706
Hyundai Development Co.	13,904	604,041
Korea United Pharm., Inc.	8,850	232,799
KT&G Corp.	6,280	573,611
Kwang Dong Pharmaceutical Co., Ltd.	14,396	123,410
LG Corp.	7,461	563,573
Lotte Chemical Corp.	315	121,524
LOTTE Fine Chemical Co., Ltd.	6,009	382,579
LOTTE Himart Co., Ltd.	8,918	619,400
LS Industrial Systems Co., Ltd.	7,012	446,836
Samjin Pharmaceutical Co., Ltd.	3,993	166,249
Samsung Electronics Co., Ltd.	230	570,666
SK Hynix Inc.	8,001	626,477
SK Telecom Co., Ltd.	2,661	569,298
SL Corp.	8,141	168,397
Woori Bank	43,423	648,974
		8,844,271

Taiwan–4.92%
Chipbond Technology Corp.	283,000	559,684
Chunghwa Telecom Co., Ltd.	150,000	570,718
Powertech Technology Inc.	192,000	549,598
St. Shine Optical Co., Ltd.	16,000	430,868
Syncmold Enterprise Corp.	42,000	91,978
		2,202,846

Thailand–7.11%
Advanced Info Service PCL	96,100	630,928
Airports of Thailand PCL	267,700	602,030
Intouch Holdings PCL	172,222	312,910

	Shares	Value
Thailand–(continued)
Mega Lifesciences PCL	305,400	$396,947
PTT Global Chemical PCL	102,900	317,681
Ratchaburi Electricity Generating Holding PCL	133,300	220,388
Thai Oil PCL	195,900	581,897
Thai Vegetable Oil PCL	108,500	120,891
		3,183,672

Turkey–2.52%
BIM Birlesik Magazalar A.S.	32,071	543,356
Soda Sanayii A.S.	2	2
Tekfen Holding A.S.	155,564	587,236
		1,130,594

United Arab Emirates–1.64%
Air Arabia PJSC	489,452	162,573
Aldar Properties PJSC	876,734	501,264
DAMAC Properties Dubai Co. PJSC	94,034	70,916
		734,753
Total Common Stocks & Other Equity Interests (Cost $37,655,908)		42,777,007

Money Market Funds–3.13%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(e)	491,401	491,401
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(e)	351,000	351,035
Invesco Treasury Portfolio–Institutional Class, 1.62%(e)	561,602	561,602
Total Money Market Funds (Cost $1,404,005)		1,404,038
TOTAL INVESTMENTS IN SECURITIES–98.69% (Cost $39,059,913)		44,181,045
OTHER ASSETS LESS LIABILITIES–1.31%		584,614
NET ASSETS–100.00%		$44,765,659

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $1,479,087, which represented 3.30% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	Each CPO represents two Series A shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Low Volatility Emerging Markets Fund

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Industrials	16.4%
Consumer Staples	13.2
Materials	12.8
Financials	10.1
Consumer Discretionary	9.8
Information Technology	9.3
Health Care	7.3
Telecommunication Services	4.7
Energy	4.5
Real Estate	4.0
Utilities	3.5
Money Market Funds Plus Other Assets Less Liabilities	4.4

Open Futures Contracts — Equity Risk(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	50	June-2018	$2,880,500	$(131,144)	$(131,144)

(a)	Futures contracts collateralized by $130,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $37,655,908)	$42,777,007
Investments in affiliated money market funds, at value (Cost $1,404,005)	1,404,038
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	130,000
Foreign currencies, at value (Cost $1,941,308)	1,905,634
Receivable for:
Fund shares sold	458,014
Dividends	24,189
Fund expenses absorbed	18,139
Investment for trustee deferred compensation and retirement plans	10,630
Other assets	41,622
Total assets	46,769,273

Liabilities:
Other investments:
Variation margin payable — futures contracts	4,000
Payable for:
Fund shares reacquired	1,798,793
Accrued foreign taxes	110,724
Amount due custodian	19,711
Accrued fees to affiliates	5,444
Accrued trustees’ and officers’ fees and benefits	1,514
Accrued other operating expenses	52,798
Trustee deferred compensation and retirement plans	10,630
Total liabilities	2,003,614
Net assets applicable to shares outstanding	$44,765,659

Net assets consist of:
Shares of beneficial interest	$36,275,154
Undistributed net investment income	377,975
Undistributed net realized gain	3,158,435
Net unrealized appreciation	4,954,095
$44,765,659

Net Assets:
Class A	$8,065,469
Class C	$315,965
Class R	$35,053
Class Y	$2,240,729
Class R5	$8,815
Class R6	$34,099,628

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	933,503
Class C	36,774
Class R	4,059
Class Y	259,012
Class R5	1,019
Class R6	3,945,922
Class A:
Net asset value per share	$8.64
Maximum offering price per share
(Net asset value of $8.64 ÷ 94.50%)	$9.14
Class C:
Net asset value and offering price per share	$8.59
Class R:
Net asset value and offering price per share	$8.64
Class Y:
Net asset value and offering price per share	$8.65
Class R5:
Net asset value and offering price per share	$8.65
Class R6:
Net asset value and offering price per share	$8.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $75,665)	$734,196
Dividends from affiliated money market funds	974
Total investment income	735,170

Expenses:
Advisory fees	220,060
Administrative services fees	24,795
Custodian fees	40,059
Distribution fees:
Class A	9,981
Class C	1,642
Class R	69
Transfer agent fees — A, C, R and Y	11,024
Transfer agent fees — R6	76
Trustees’ and officers’ fees and benefits	11,651
Registration and filing fees	40,650
Reports to shareholders	10,245
Professional services fees	40,256
Other	7,500
Total expenses	418,008
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(154,999)
Net expenses	263,009
Net investment income	472,161

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes of $40,434)	3,098,463
Foreign currencies	42,429
Futures contracts	80,406
3,221,298
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $(25,873))	(1,561,368)
Foreign currencies	(25,117)
Futures contracts	(142,854)
(1,729,339)
Net realized and unrealized gain	1,491,959
Net increase in net assets resulting from operations	$1,964,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$472,161	$972,811
Net realized gain	3,221,298	5,723,909
Change in net unrealized appreciation (depreciation)	(1,729,339)	1,372,754
Net increase in net assets resulting from operations	1,964,120	8,069,474

Distributions to shareholders from net investment income:
Class A	(144,942)	(35,912)
Class C	(4,916)	(179)
Class R	(429)	(235)
Class Y	(43,634)	(29,372)
Class R5	(222)	(1,859)
Class R6	(817,876)	(563,343)
Total distributions from net investment income	(1,012,019)	(630,900)

Distributions to shareholders from net realized gains:
Class A	(913,293)	(103,932)
Class C	(42,922)	(3,794)
Class R	(2,990)	(935)
Class Y	(243,456)	(72,517)
Class R5	(1,241)	(4,589)
Class R6	(4,563,323)	(1,390,853)
Total distributions from net realized gains	(5,767,225)	(1,576,620)

Share transactions–net:
Class A	1,363,687	3,026,098
Class C	29,516	59,423
Class R	14,775	(5,494)
Class Y	632,768	(543,569)
Class R5	—	(138,308)
Class R6	1,352,628	(5,053,148)
Net increase (decrease) in net assets resulting from share transactions	3,393,374	(2,654,998)
Net increase (decrease) in net assets	(1,421,750)	3,206,956

Net assets:
Beginning of period	46,187,409	42,980,453
End of period (includes undistributed net investment income of $377,975 and $917,833, respectively)	$44,765,659	$46,187,409

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

10                         Invesco Low Volatility Emerging Markets Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

11                         Invesco Low Volatility Emerging Markets Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

12                         Invesco Low Volatility Emerging Markets Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $143,899 and reimbursed class level expenses of $8,182, $337, $28, $2,198 and $77 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

13                         Invesco Low Volatility Emerging Markets Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $949 in front-end sales commissions from the sale of Class A shares and $665 and $17 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

14                         Invesco Low Volatility Emerging Markets Fund

During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $18,726,989 and from Level 2 to Level 1 of $729,333, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$2,287,805	$—	$—	$2,287,805
Chile	115,385	—	—	115,385
China	1,226,443	4,406,395	—	5,632,838
Hong Kong	—	128,168	—	128,168
India	—	5,162,067	—	5,162,067
Malaysia	—	3,029,346	—	3,029,346
Mexico	2,446,801	—	—	2,446,801
Poland	—	983,313	—	983,313
Qatar	186,547	—	—	186,547
Russia	—	1,837,535	—	1,837,535
South Africa	1,837,686	3,033,380	—	4,871,066
South Korea	569,298	8,274,973	—	8,844,271
Taiwan	—	2,202,846	—	2,202,846
Thailand	602,030	2,581,642	—	3,183,672
Turkey	—	1,130,594	—	1,130,594
United Arab Emirates	734,753	—	—	734,753
Money Market Funds	1,404,038	—	—	1,404,038
Total Investments in Securities	11,410,786	32,770,259	—	44,181,045
Other Investments — Liabilities*
Futures Contracts	(131,144)	—	—	(131,144)
Total Investments	$11,279,642	$32,770,259	$—	$44,049,901

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(131,144)
Derivatives not subject to master netting agreements	131,144
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$80,406
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(142,854)
Total	$(62,448)

15                         Invesco Low Volatility Emerging Markets Fund

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,313,188

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $278.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $12,404,661 and $15,449,338, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,259,197
Aggregate unrealized (depreciation) of investments	(2,199,697)
Net unrealized appreciation of investments	$5,059,500

Cost of investments for tax purposes is $38,990,401.

16                         Invesco Low Volatility Emerging Markets Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	348,391	$3,184,797	1,066,732	$9,578,200
Class C	7,189	65,045	38,430	348,928
Class R	2,082	18,710	459	4,242
Class Y	62,534	574,156	199,976	1,764,679
Class R6	109,266	958,204	1,113,879	9,802,466

Issued as reinvestment of dividends:
Class A	124,439	1,036,572	9,568	76,541
Class C	5,593	46,480	456	3,652
Class R	243	2,025	98	786
Class Y	33,652	280,324	5,460	43,731
Class R6	646,603	5,379,736	243,469	1,947,749

Reacquired:
Class A	(308,032)	(2,857,682)	(726,230)	(6,628,643)
Class C	(9,504)	(82,009)	(34,600)	(293,157)
Class R	(688)	(5,960)	(1,163)	(10,522)
Class Y	(24,285)	(221,712)	(247,850)	(2,351,979)
Class R5	—	—	(13,982)	(138,308)
Class R6	(562,968)	(4,985,312)	(1,877,418)	(16,803,363)
Net increase (decrease) in share activity	434,515	$3,393,374	(222,716)	$(2,654,998)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 76% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

17                         Invesco Low Volatility Emerging Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$9.72	$0.08	$0.25	$0.33	$(0.19)	$(1.22)	$(1.41)	$8.64	3.95%	$8,065	1.31	%(d)	2.14	%(d)	1.81	%(d)	27%
Year ended 10/31/17	8.64	0.17	1.32	1.49	(0.10)	(0.31)	(0.41)	9.72	18.29	7,471	1.39		2.09		1.89		54
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	—	(0.07)	8.64	7.98	3,617	1.72		2.27		2.08		63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Year ended 10/31/14(e)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Six months ended 04/30/18	9.65	0.05	0.25	0.30	(0.14)	(1.22)	(1.36)	8.59	3.56	316	2.06	(d)	2.89	(d)	1.06	(d)	27
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14		2.84		1.14		54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	—	(0.01)	8.55	7.08	250	2.47		3.02		1.33		63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Year ended 10/31/14(e)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Six months ended 04/30/18	9.70	0.07	0.26	0.33	(0.17)	(1.22)	(1.39)	8.64	3.97	35	1.56	(d)	2.39	(d)	1.56	(d)	27
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64		2.34		1.64		54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	—	(0.05)	8.62	7.68	26	1.97		2.52		1.83		63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Year ended 10/31/14(e)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Six months ended 04/30/18	9.74	0.09	0.26	0.35	(0.22)	(1.22)	(1.44)	8.65	4.12	2,241	1.06	(d)	1.89	(d)	2.06	(d)	27
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14		1.84		2.14		54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	—	(0.09)	8.66	8.25	1,987	1.47		2.02		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Six months ended 04/30/18	9.74	0.09	0.26	0.35	(0.22)	(1.22)	(1.44)	8.65	4.12	9	1.07	(d)	1.68	(d)	2.05	(d)	27
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	—	(0.09)	8.66	8.25	130	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Six months ended 04/30/18	9.74	0.09	0.25	0.34	(0.22)	(1.22)	(1.44)	8.64	4.02	34,100	1.07	(d)	1.68	(d)	2.05	(d)	27
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	—	(0.09)	8.65	8.12	36,970	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $8,051, $331, $28, $2,163, $9, and $36,880 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

18                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,039.50	$6.62	$1,018.30	$6.56	1.31%
C	1,000.00	1,035.60	10.40	1,014.58	10.29	2.06
R	1,000.00	1,039.70	7.89	1,017.06	7.80	1.56
Y	1,000.00	1,041.20	5.36	1,019.54	5.31	1.06
R5	1,000.00	1,041.20	5.42	1,019.49	5.36	1.07
R6	1,000.00	1,041.30	5.42	1,019.49	5.36	1.07

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19                         Invesco Low Volatility Emerging Markets Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                            Invesco Distributors, Inc.                                                                                LVEM-SAR-1            06112018    0904

Semiannual Report to Shareholders	April 30, 2018

Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Fund Performance
4	Letters to Shareholders
5	Consolidated Schedule of Investments
9	Consolidated Financial Statements
11	Notes to Consolidated Financial Statements
20	Financial Highlights
21	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.60%
Class C Shares	3.18
Class R Shares	3.49
Class Y Shares	3.80
Class R5 Shares	3.69
Class R6 Shares	3.80
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.69
Lipper Absolute Return Funds Index∎ (Peer Group Index)	0.90
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.

    The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

     Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception	3.45%
5 Years	2.55
1 Year	1.27

Class C Shares
Inception	3.74%
5 Years	2.97
1 Year	5.40

Class R Shares
Inception	4.28%
5 Years	3.51
1 Year	6.94

Class Y Shares
Inception (9/26/12)	4.80%
5 Years	4.02
1 Year	7.59

Class R5 Shares
Inception	4.79%
5 Years	4.02
1 Year	7.48

Class R6 Shares
Inception	4.78%
5 Years	4.00
1 Year	7.48

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	3.10%
5 Years	2.48
1 Year	-0.45

Class C Shares
Inception	3.42%
5 Years	2.91
1 Year	3.60

Class R Shares
Inception	3.94%
5 Years	3.43
1 Year	5.14

Class Y Shares
Inception (9/26/12)	4.45%
5 Years	3.93
1 Year	5.57

Class R5 Shares
Inception	4.47%
5 Years	3.95
1 Year	5.69

Class R6 Shares
Inception	4.43%
5 Years	3.91
1 Year	5.58

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.46%, 2.21%, 1.71%, 1.21%, 1.21% and 1.21%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.31%, 3.06%, 2.56%, 2.06%, 1.98% and 1.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Macro Allocation Strategy Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

April 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–31.59%
U.S. Treasury Bills–12.87%(a)(b)
U.S. Treasury Bills	1.56%	07/05/2018	$635,000	$633,005
U.S. Treasury Bills	1.67%	08/09/2018	4,880,000	4,855,009
				5,488,014

U.S. Treasury Notes–18.72%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)	2.01%	07/31/2018	2,500,000	2,501,424
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.84%	01/31/2020	3,100,000	3,099,864
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	1.87%	04/30/2020	2,380,000	2,380,378
				7,981,666
Total U.S. Treasury Securities (Cost $13,470,565)				13,469,680

			Shares
Money Market Funds–66.68%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(d)			11,561,476	11,561,476
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(d)			5,022,912	5,023,415
Invesco Treasury Portfolio–Institutional Class, 1.62%(d)			8,038,258	8,038,258
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 1.84%(d)			3,802,765	3,802,765
Total Money Market Funds (Cost $28,426,230)				28,425,914
TOTAL INVESTMENTS IN SECURITIES–98,27% (Cost $41,896,795)				41,895,594
OTHER ASSETS LESS LIABILITIES–1.73%				735,462
NET ASSETS–100.00%				$42,631,056

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	28	August-2018	$2,076,760	$12,796	$12,796
Cocoa	52	July-2018	1,469,000	227,316	227,316
Corn	1	July-2018	20,038	1,234	1,234
Cotton No. 2	9	December-2018	354,510	15,172	15,172
Gas Oil Intercontinental Exchange	1	June-2018	65,050	9,847	9,847
Gasoline Reformulated Blendstock Oxygenate Blending	6	June-2018	536,962	18,563	18,563
Globex Gasoline Reformulated Blendstock Oxygenate Blending	20	June-2018	1,789,872	66,898	66,898
Lean Hogs	33	December-2018	784,410	11,223	11,223
New York Harbor Ultra-Low-Sulfur Diesel	22	June-2018	1,985,953	212,238	212,238
Soybean Oil	1	July-2018	18,372	(1,654)	(1,654)
Soybeans	25	July-2018	1,310,625	12,399	12,399
Wheat	13	July-2018	331,825	(5,268)	(5,268)
WTI Crude	23	October-2018	1,543,070	132,093	132,093
Subtotal — Commodity Risk				712,857	712,857
Dow Jones EURO STOXX 50 Index	16	June-2018	671,288	29,078	29,078
E-Mini Russell 2000 Index	21	June-2018	1,620,990	(61,755)	(61,755)
E-Mini S&P 500 Index	13	June-2018	1,720,550	(52,839)	(52,839)
FTSE 100 Index	7	June-2018	718,861	38,711	38,711
Hang Seng Index	10	May-2018	1,953,533	27,542	27,542
Mini MSCI Emerging Markets Index	27	June-2018	1,555,470	(10,389)	(10,389)
S&P/TSX 60 Index	17	June-2018	2,436,442	66,378	66,378
Tokyo Stock Price Index	27	June-2018	4,395,033	173,981	173,981
Subtotal — Equity Risk				$210,707	$210,707

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Macro Allocation Strategy Fund

Open Futures Contracts–(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Australia 10 Year Bonds	113	June-2018	$10,877,977	$(143,529)	$(143,529)
Canada 10 Year Bonds	27	June-2018	2,764,781	(35,850)	(35,850)
Euro Bonds	26	June-2018	4,984,468	(21,218)	(21,218)
Long Gilt	11	June-2018	1,851,334	(8,987)	(8,987)
Subtotal — Interest Rate Risk				(209,584)	(209,584)
Subtotal — Long Futures Contracts				713,980	713,980
Short Futures Contracts
Coffee	7	July-2018	(322,350)	(9,084)	(9,084)
Subtotal — Commodity Risk				(9,084)	(9,084)
U.S. Treasury Long Bonds	3	June-2018	(431,531)	1,399	1,399
Subtotal — Interest Rate Risk				1,399	1,399
Total Short Futures Contracts				(7,685)	(7,685)
Total Futures Contracts				$706,295	$706,295

Open Over-The-Counter Total Return Swap Agreements(e)(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47%	Monthly	12,080	January-2019	$1,439,378	$—	$26,598	$26,598
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	1,470	March-2019	1,687,034	—	52,113	52,113
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	37,000	October-2018	1,656,389	—	7,195	7,195
Goldman Sachs International	Receive	Enhanced Strategy AB44 on the S&P GSCI Corn Excess Return Index	0.30	Monthly	34,700	September-2018	932,963	—	4,092	4,092
Goldman Sachs International	Pay	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.15	Monthly	180	October-2018	32,200	—	2.036	2,036
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	7,680	April-2019	2,077,058	—	22,594	22,594
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	8,900	April-2019	1,106,641	—	53,679	53,679
Subtotal — Appreciation								—	168,307	168,307
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	500	October-2018	279,662	—	(4,288)	(4,288)
Canadian Imperial Bank of Commerce	Receive	CIBC Silver Index	0.11	Monthly	6,600	February-2019	623,776	—	(16,045)	(16,045)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	9,400	October-2018	1,001,934	—	(3,633)	(3,633)
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	8,370	June-2018	1,393,107	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	20,400	November-2018	855,455	—	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	3,320	March-2019	917,449	—	0	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	3,800	April-2019	547,475	—	(6,246)	(6,246)
Subtotal — Depreciation								—	(30,212)	(30,212)
Total — Open Over-The-Counter Total Return Swap Agreements — Commodity Risk								—	$138,095	$138,095

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Macro Allocation Strategy Fund

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(e)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(f)	Open Over-The-Counter total return swap agreements are collateralized by cash held with Counterparties in the amount of $590,000.
(g)	The table below includes additional information regarding the underlying components of certain reference entities that are not publically available.

	Reference Entity Components
Reference Entity	Underlying Components	Percentage
	Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100.00%

	Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%

	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton No.2	100.00%

	Enhanced Strategy AB44 on the S&P GSCI Corn Excess Return Index
	Long Futures Contracts
	Corn	100.00%

	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100.00%

	J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%

	S&P GSCI Aluminum Dynamic Roll Index Excess Return Index
	Long Futures Contracts
	Aluminum	100.00%

	Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%

	CIBC Silver Index
	Long Futures Contracts
	Silver	100.00%

	S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

	Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

MLCXLXAE Excess Return Index
	Long Futures Contracts
	Zinc	100.00%

MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts
	Soybean Oil	100.00%

Target Risk Allocation and Notional Asset Weights

By asset class, based on Net Assets as of April 30, 2018

Asset Class	Risk Allocation*	% of Total Net Assets**
Equities	30.14%	34.66
Fixed Income	-0.23%	48.40
Commodities	70.09%	55.84
Total	100.00%	138.90

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on the historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $13,470,565)	$13,469,680
Investments in affiliated money market funds, at value (Cost $28,426,230)	28,425,914
Other investments:
Variation margin receivable — futures contracts	93,414
Swaps receivable — OTC	2,169
Unrealized appreciation on swap agreements — OTC	168,307
Cash	101,561
Deposits with brokers:
Cash collateral — OTC derivatives	590,000
Receivable for:
Fund shares sold	42,522
Dividends and interest	38,702
Investment for trustee deferred compensation and retirement plans	18,686
Other assets	27,531
Total assets	42,978,486

Liabilities:
Other investments:
Swaps payable — OTC	68,093
Unrealized depreciation on swap agreements — OTC	30,212
Payable for:
Fund shares reacquired	151,345
Accrued fees to affiliates	22,661
Accrued trustees’ and officers’ fees and benefits	1,501
Accrued other operating expenses	53,913
Trustee deferred compensation and retirement plans	19,705
Total liabilities	347,430
Net assets applicable to shares outstanding	$42,631,056

Net assets consist of:
Shares of beneficial interest	$41,501,128
Undistributed net investment income	24,701
Undistributed net realized gain	262,038
Net unrealized appreciation	843,189
$42,631,056

Net Assets:
Class A	$5,161,243
Class C	$7,597,973
Class R	$71,893
Class Y	$29,355,697
Class R5	$9,107
Class R6	$435,143

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	542,520
Class C	804,725
Class R	7,560
Class Y	3,069,020
Class R5	952
Class R6	45,531
Class A:
Net asset value per share	$9.51
Maximum offering price per share
(Net asset value of $9.51 ÷ 94.50%)	$10.06
Class C:
Net asset value and offering price per share	$9.44
Class R:
Net asset value and offering price per share	$9.51
Class Y:
Net asset value and offering price per share	$9.57
Class R5:
Net asset value and offering price per share	$9.57
Class R6:
Net asset value and offering price per share	$9.56

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends from affiliated money market funds	$197,837
Interest	96,165
Total investment income	294,002

Expenses:
Advisory fees	237,034
Administrative services fees	24,795
Custodian fees	5,439
Distribution fees:
Class A	6,305
Class C	37,814
Class R	146
Transfer agent fees — A, C, R and Y	24,569
Transfer agent fees — R5	3
Transfer agent fees — R6	115
Trustees’ and officers’ fees and benefits	11,299
Registration and filing fees	43,976
Reports to shareholders	8,566
Professional services fees	41,391
Other	9,554
Total expenses	451,006
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(167,961)
Net expenses	283,045
Net investment income	10,957

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(181)
Foreign currencies	23,643
Futures contracts	2,163,480
Swap agreements	(168,220)
2,018,722
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,124)
Futures contracts	(655,282)
Swap agreements	167,007
(496,399)
Net realized and unrealized gain	1,522,323
Net increase in net assets resulting from operations	$1,533,280

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$10,957	$(259,121)
Net realized gain	2,018,722	2,189,791
Change in net unrealized appreciation (depreciation)	(496,399)	1,068,041
Net increase in net assets resulting from operations	1,533,280	2,998,711

Distributions to shareholders from net investment income:
Class A	—	(772,744)
Class C	—	(831,705)
Class R	—	(5,116)
Class Y	—	(4,694,776)
Class R5	—	(1,244)
Class R6	—	(30,239)
Total distributions from net investment income	—	(6,335,824)

Distributions to shareholders from net realized gains:
Class A	(212,490)	—
Class C	(323,365)	—
Class R	(2,400)	—
Class Y	(1,337,441)	—
Class R5	(404)	—
Class R6	(15,400)	—
Total distributions from net realized gains	(1,891,500)	—

Share transactions–net:
Class A	554,759	(789,636)
Class C	284,120	283,439
Class R	18,056	14,526
Class Y	(1,068,179)	(4,893,657)
Class R6	92,345	121,068
Net increase (decrease) in net assets resulting from share transactions	(118,899)	(5,264,260)
Net increase (decrease) in net assets	(477,119)	(8,601,373)

Net assets:
Beginning of period	43,108,175	51,709,548
End of period (includes undistributed net investment income (loss) of $24,701 and $13,744, respectively)	$42,631,056	$43,108,175

Notes to Consolidated Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

11                         Invesco Macro Allocation Strategy Fund

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

12                         Invesco Macro Allocation Strategy Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement

13                         Invesco Macro Allocation Strategy Fund

of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

14                         Invesco Macro Allocation Strategy Fund

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

15                         Invesco Macro Allocation Strategy Fund

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $143,275 and reimbursed class level expenses of $2,888, $4,330, $33, $17,196, $3 and $115 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $512 in front-end sales commissions from the sale of Class A shares and $583 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco Macro Allocation Strategy Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$13,469,680	$—	$13,469,680
Money Market Funds	28,425,914	—	—	28,425,914
Total Investments in Securities	28,425,914	13,469,680	—	41,895,594
Other Investments — Assets*
Futures Contracts	1,056,868	—	—	1,056,868
Swap Agreements	—	168,307	—	168,307
Other Investments — Liabilities*
Futures Contracts	(350,573)	—	—	(350,573)
Swap Agreements	—	(30,212)	—	(30,212)
Total Other Investments	706,295	138,095		844,390
Total Investments	$29,132,209	$13,607,775	$—	$42,739,984

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$719,779	$335,690	$1,399	$1,056,868
Unrealized appreciation on swap agreements — OTC	168,307	—	—	168,307
Total Derivative Assets	888,086	335,690	1,399	1,225,175
Derivatives not subject to master netting agreements	(719,779)	(335,690)	(1,399)	(1,056,868)
Total Derivative Assets subject to master netting agreements	$168,307	$—	$—	$168,307

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(16,006)	$(124,983)	$(209,584)	$(350,573)
Unrealized depreciation on swap agreements — OTC	(30,212)	—	—	(30,212)
Total Derivative Liabilities	(46,218)	(124,983)	(209,584)	(380,785)
Derivatives not subject to master netting agreements	16,006	124,983	209,584	350,573
Total Derivative Liabilities subject to master netting agreements	$(30,212)	$—	$—	$(30,212)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

17                         Invesco Macro Allocation Strategy Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral
	Swap	Swap	Net Value of	(Received)/Pledged		Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount(a)
Subsidiary
Barclays Bank PLC	$78,711	$(4,812)	$73,899	$—	$—	$73,899
Canadian Imperial Bank of Commerce	—	(16,082)	(16,082)	—	—	(16,082)
Goldman Sachs International	13,323	(41,518)	(28,195)	—	28,195	—
JPMorgan Chase Bank, N.A.	22,594	(3,738)	18,856	—	—	18,856
Merrill Lynch International	2,169	(25,709)	(23,540)	—	20,000	(3,540)
Morgan Stanley Capital Services LLC	53,679	(6,446)	47,233	—	—	47,233
Total	$170,476	$(98,305)	$72,171	$—	$48,195	$120,366

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$1,177,586	$1,159,111	$(173,217)	$2,163,480
Swap agreements	(168,220)	—	—	(168,220)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	314,223	(798,271)	(171,234)	(655,282)
Swap agreements	167,007	—	—	167,007
Total	$1,490,596	$360,840	$(344,451)	$1,506,985

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$40,748,508	$8,155,597

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $121.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Macro Allocation Strategy Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expriation	$835,885	$—	$835,885

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of long-term U.S. Treasury obligations purchased and sold by the Fund during the six months ended April 30, 2018 was $5,480,000 and $5,020,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$352,997
Aggregate unrealized (depreciation) of investments	(383,788)
Net unrealized appreciation (depreciation) of investments	$(30,791)

Cost of investments for tax purposes is $42,770,775.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	96,080	$911,922	262,417	$2,502,087
Class C	105,805	991,825	318,952	2,978,514
Class R	1,725	16,060	1,140	10,600
Class Y	545,797	5,203,711	2,196,857	20,535,016
Class R6	11,831	112,568	24,701	230,307

Issued as reinvestment of dividends:
Class A	20,650	191,636	75,549	698,067
Class C	31,175	287,742	68,885	638,566
Class R	215	1,996	423	3,926
Class Y	103,763	967,067	392,090	3,630,752
Class R6	1,610	14,997	3,135	28,995

Reacquired:
Class A	(57,931)	(548,799)	(426,075)	(3,989,790)
Class C	(105,505)	(995,447)	(353,558)	(3,333,641)
Class Y	(760,381)	(7,238,957)	(3,102,594)	(29,059,425)
Class R6	(3,714)	(35,220)	(14,790)	(138,234)
Net increase (decrease) in share activity	(8,880)	$(118,899)	(552,868)	$(5,264,260)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Macro Allocation Strategy Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$9.60	$0.00	$0.33	$0.33	$—	$(0.42)	$(0.42)	$9.51	3.60%	$5,161	1.36	%(d)	2.14	%(d)	0.00	%(d)	64%
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	—	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)		25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	—	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	607	1.99	(g)	2.04	(g)	(1.92	)(g)	0
Class C
Six months ended 04/30/18	9.57	(0.04)	0.33	0.29	—	(0.42)	(0.42)	9.44	3.18	7,598	2.11	(d)	2.89	(d)	(0.75	)(d)	64
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	—	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)		25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	—	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Year ended 10/31/13(f)	10.52	(0.05)	0.31	0.26	—	—	—	10.78	2.47	818	2.74	(g)	2.79	(g)	(2.67	)(g)	0
Class R
Six months ended 04/30/18	9.61	(0.01)	0.33	0.32	—	(0.42)	(0.42)	9.51	3.49	72	1.61	(d)	2.39	(d)	(0.25	)(d)	64
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	—	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)		25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	—	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	10	2.24	(g)	2.29	(g)	(2.17	)(g)	0
Class Y
Six months ended 04/30/18	9.64	0.01	0.34	0.35	—	(0.42)	(0.42)	9.57	3.80	29,356	1.11	(d)	1.89	(d)	0.25	(d)	64
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	—	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Class R5
Six months ended 04/30/18	9.65	0.00	0.34	0.34	—	(0.42)	(0.42)	9.57	3.69	9	1.11	(d)	1.83	(d)	0.25	(d)	64
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.30	0.27	—	—	—	10.79	2.57	10	1.75	(g)	1.80	(g)	(1.68	)(g)	0
Class R6
Six months ended 04/30/18	9.63	0.01	0.34	0.35	—	(0.42)	(0.42)	9.56	3.80	435	1.11	(d)	1.83	(d)	0.25	(d)	64
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	—	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.31	0.28	—	—	—	10.80	2.66	109,848	1.71	(g)	1.76	(g)	(1.64	)(g)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,086, $7,626, $59, $30,281, $9 and $394 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.
(f)	Commencement date of August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

20                         Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,036.00	$6.87	$1,018.05	$6.80	1.36%
C	1,000.00	1,031.80	10.63	1,014.33	10.54	2.11
R	1,000.00	1,034.90	8.12	1,016.81	8.05	1.61
Y	1,000.00	1,038.00	5.61	1,019.29	5.56	1.11
R5	1,000.00	1,036.90	5.61	1,019.29	5.56	1.11
R6	1,000.00	1,038.00	5.61	1,019.29	5.56	1.11

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Macro Allocation Strategy Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                       MAS-SAR-1            06132018      1129

Semiannual Report to Shareholders	April 30, 2018

Invesco MLP Fund
Nasdaq:
A: ILPAX ∎ C: ILPCX ∎ R: ILPRX ∎ Y: ILPYX ∎ R5: ILPFX ∎ R6: ILPQX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
6	Financial Statements
8	Notes to Financial Statements
15	Financial Highlights
21	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.75%
Class C Shares	1.17
Class R Shares	1.62
Class Y Shares	1.69
Class R5 Shares	1.88
Class R6 Shares	1.88
S&P 500 Index▼ (Broad Market Index)	3.82
Alerian MLP Index▼ (Style-Specific Index)	-0.73
Lipper Energy MLP Funds Index∎ (Peer Group Index)	-1.80
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).

    The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco MLP Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges
Class A Shares
Inception (8/29/14)	-12.51%
1 Year	-15.61
Class C Shares
Inception (8/29/14)	-11.86%
1 Year	-12.28
Class R Shares
Inception (8/29/14)	-11.37%
1 Year	-10.96
Class Y Shares
Inception (8/29/14)	-10.93%
1 Year	-10.64
Class R5 Shares
Inception (8/29/14)	-10.93%
1 Year	-10.50
Class R6 Shares
Inception (8/29/14)	-10.93%
1 Year	-10.50

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.10%, 2.85%, 2.35%, 1.85%, 1.85% and 1.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.70%, 6.45%, 5.95%, 5.45%, 5.37% and 5.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (8/29/14)	-14.58%
1 Year	-23.52
Class C Shares
Inception (8/29/14)	-13.89%
1 Year	-20.35
Class R Shares
Inception (8/29/14)	-13.45%
1 Year	-19.29
Class Y Shares
Inception (8/29/14)	-13.01%
1 Year	-18.87
Class R5 Shares
Inception (8/29/14)	-13.01%
1 Year	-18.88
Class R6 Shares
Inception (8/29/14)	-13.01%
1 Year	-18.87

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

3                      Invesco MLP Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to consider-ing environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco MLP Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Units	Value
Master Limited Partnerships–90.53%
Gathering & Processing MLP–14.87%
Antero Midstream Partners L.P.	11,327	$303,677
DCP Midstream, L.P.	11,558	424,872
Enable Midstream Partners, L.P.	2,752	39,326
EnLink Midstream Partners, L.P.	15,823	231,016
EQT Midstream Partners L.P.	2,815	158,372
Rice Midstream Partners L.P.	5,340	98,149
Western Gas Partners, L.P.	7,342	352,856
		1,608,268

General Partner (MLP)–1.44%
Energy Transfer Equity, L.P.	9,898	156,388

Marine–1.94%
Teekay LNG Partners LP (Bermuda)	11,486	209,619

Midstream Diversified–11.46%
Energy Transfer Partners, L.P.	68,779	1,239,398

Natural Gas Pipelines & Storage–2.80%
Cheniere Energy Partners, L.P.	3,025	94,562
Tallgrass Energy Partners L.P.	3,363	138,589
TC Pipelines, L.P.	1,990	69,829
		302,980

Pipelines & Midstream Diversified–28.88%
Enbridge Energy Partners, L.P.	15,773	166,878
Enterprise Products Partners L.P.	53,108	1,425,419
Plains All American Pipeline, L.P.	36,213	851,368
Williams Partners L.P.	18,668	679,515
		3,123,180

Refined Products Pipelines & Terminals–27.08%
Andeavor Logistics L.P.	8,116	344,443
Buckeye Partners, L.P.	6,890	286,280
Genesis Energy, L.P.	11,641	243,879

	Units	Value
Refined Products Pipelines & Terminals–(continued)
Magellan Midstream Partners, L.P.	12,622	$830,906
MPLX L.P.	25,922	915,824
Phillips 66 Partners L.P.	3,058	151,616
Valero Energy Partners L.P.	3,940	155,354
		2,928,302

Refinery Logistics–2.06%
Shell Midstream Partners, L.P.	10,306	222,507
Total Master Limited Partnerships (Cost $10,217,576)		9,790,642

	Shares
Common Stocks–6.62%
Gathering & Processing MLP–1.45%
Targa Resources Corp.	3,345	157,115

General Partner (C-Corp.)–2.95%
ONEOK, Inc.	5,298	319,046

Global Infrastructure–2.22%
Cheniere Energy, Inc.(b)	4,120	239,619
Total Common Stocks (Cost $674,957)		715,780

Money Market Funds–1.56%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	59,075	59,075
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	42,185	42,190
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	67,515	67,515
Total Money Market Funds (Cost $168,776)		168,780
TOTAL INVESTMENTS IN SECURITIES–98.71% (Cost $11,061,309)		10,675,202
OTHER ASSETS LESS LIABILITIES–1.29%		139,140
NET ASSETS–100.00%		$10,814,342

Notes to Schedule of Investments:

(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By MLP Sector, based on Net Assets

as of April 30, 2018

Pipelines & Midstream Diversified	28.9%
Refined Products Pipelines & Terminals	27.1
Gathering & Processing MLP	16.3
Midstream Diversified	11.5
General Partner (C-Corp.)	3.0
Natural Gas Pipelines & Storage	2.8
Global Infrastructure	2.2
Refinery Logistics	2.1
Marine	1.9
General Partner (MLP)	1.4
Money Market Funds Plus Other Assets Less Liabilities	2.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco MLP Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $10,892,533)	$10,506,422
Investments in affiliated money market funds, at value (Cost $168,776)	168,780
Receivable for:
Investments sold	245,476
Fund shares sold	34,841
Dividends	69,547
Fund expenses absorbed	125,566
Deferred tax asset, net	0
Other assets	27,475
Total assets	11,178,107

Liabilities:
Payable for:
Investments purchased	155,245
Fund shares reacquired	8,945
Accrued fees to affiliates	10,410
Accrued trustees’ and officers’ fees and benefits	2,800
Accrued other operating expenses	186,365
Total liabilities	363,765
Net assets applicable to shares outstanding	$10,814,342

Net assets consist of:
Shares of beneficial interest	$14,518,528
Undistributed net investment income (loss), net of taxes	(1,779,021)
Undistributed net realized gain (loss), net of taxes	(1,539,058)
Net unrealized appreciation (depreciation), net of taxes	(386,107)
$10,814,342

Net Assets:
Class A	$4,241,096
Class C	$1,027,921
Class R	$399,766
Class Y	$5,134,769
Class R5	$5,395
Class R6	$5,395

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	786,903
Class C	190,953
Class R	74,189
Class Y	952,536
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$5.39
Maximum offering price per share
(Net asset value of $5.39 ÷ 94.50%)	$5.70
Class C:
Net asset value and offering price per share	$5.38
Class R:
Net asset value and offering price per share	$5.39
Class Y:
Net asset value and offering price per share	$5.39
Class R5:
Net asset value and offering price per share	$5.39
Class R6:
Net asset value and offering price per share	$5.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco MLP Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of return of capital distributions of $388,231)	$15,344
Dividends from affiliated money market funds	991
Total investment income	16,335

Expenses:
Advisory fees	52,687
Administrative services fees	24,795
Custodian fees	3,575
Distribution fees:
Class A	5,165
Class C	5,254
Class R	920
Transfer agent fees — A, C, R and Y	9,476
Transfer agent fees — R5	3
Transfer agent fees — R6	3
Trustees’ and officers’ fees and benefits	12,325
Registration and filing fees	39,878
Reports to shareholders	7,904
Professional services fees	128,249
Taxes	1,450
Other	4,500
Total expenses, before waivers and taxes	296,184
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(229,207)
Net expenses, before taxes	66,977
Net investment income (loss), before taxes	(50,642)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(50,642)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(67,150)
Net tax expense (benefit)	0
Net realized gain (loss), net of taxes	(67,150)
Change in net unrealized appreciation of:
Investment securities	264,468
Net tax expense (benefit)	0
Net change in net unrealized appreciation of investment securities, net of taxes	264,468
Net realized and unrealized gain, net of taxes	197,318
Net increase in net assets resulting from operations	$146,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco MLP Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss), net of taxes	$(50,642)	$(101,821)
Net realized gain (loss), net of taxes	(67,150)	282,901
Change in net unrealized appreciation (depreciation), net of taxes	264,468	(882,581)
Net increase (decrease) in net assets resulting from operations	146,676	(701,501)

Return of Capital:
Class A	(118,734)	(241,759)
Class C	(26,143)	(55,987)
Class R	(9,984)	(14,486)
Class Y	(150,416)	(273,122)
Class R5	(167)	(344)
Class R6	(167)	(344)
Total return of capital	(305,611)	(586,042)

Share transactions–net:
Class A	727,192	23,111
Class C	(47,024)	(55,702)
Class R	55,162	139,522
Class Y	262,043	2,025,103
Net increase in net assets resulting from share transactions	997,373	2,132,034
Net increase in net assets	838,438	844,491

Net assets:
Beginning of period	9,975,904	9,131,413
End of period (includes undistributed net investment income (loss), net of taxes of $(1,779,021) and $(1,422,768), respectively)	$10,814,342	$9,975,904

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is capital appreciation and, secondarily, income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

8                         Invesco MLP Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

9                         Invesco MLP Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

10                         Invesco MLP Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	1.00%
Next $1.5 billion	0.95%
Next $2 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Invesco Capital Management LLC, formerly, PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $219,726 and reimbursed class level expenses of $3,634, $924, $323, $4,376, $3 and $3 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $2,485 in front-end sales commissions from the sale of Class A shares and $253 and $21 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

11                         Invesco MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $218.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including but not limited to (1) reducing the U.S. federal corporate income tax rate from 35 percent to 21 percent; (2) repealing the alternative minimum tax; and (4) changing rules related to use and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017.

At October 31, 2017, the Fund had a net U.S. deferred tax asset totaling $856,440. As a result of the reduction in the corporate income tax rate under the Tax Act, the Fund has revalued its net deferred tax asset. The Fund has recorded a decrease in the value of its net deferred tax asset by approximately $302,634, which has been offset by a valuation allowance for the year ended October 31, 2017. The Fund’s revaluation of its deferred tax asset is subject to further clarification of the Tax Act. As a result, the actual impact on the net deferred tax asset may vary from the initially recorded amount due to uncertainties in the Fund’s preliminary review.

The impact of the 2017 Tax Act is based upon our analysis and interpretations of currently available information. Uncertainties remain regarding the impact of the 2017 Tax Act due to future regulatory and rulemaking processes, prospects of additional corrective or supplemental legislation, and potential trade or litigation. These uncertainties, along with our completion of the calculations and potential changes in our initial assumptions as new information becomes available, could cause the actual charge to ultimately differ materially from the provisional amount recorded in 2017 related to the enactment of the 2017 Tax Act.

Total taxes have been computed by applying the federal statutory tax rate of 21% plus a blended state and other tax rate of 2.15%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

12                         Invesco MLP Fund

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$30,803	21.00%
State and other taxes, net of federal tax benefit	2,901	1.98
Permanent differences, current period	(2,516)	(1.72)
Valuation allowance	(333,822)	(227.59)
Return to provision	302,634	206.33
Total	$0	0.00%

Components of the Fund’s Net Deferred Tax Asset (Liability) at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$240,600
Capital loss carryforward	379,991
Unrealized gains (losses) on investment securities	—
Total Deferred Tax Assets	620,591
Valuation allowance	(522,619)
Net Deferred Tax Asset	$97,972

Deferred Tax Liabilities:
Unrealized gains (losses) on investment securities	$(97,972)
Total Net Deferred Tax Asset (Liability)	$0

The Fund had a capital loss carryforward as of October 31, 2017, of $1,621,958. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund had a federal net operating loss carryforward as of October 31, 2017, of $417,212, which begin to expire in 2034. As of October 31, 2017, the Fund had state net operating losses of approximately $1,034,431. If not utilized, these net operating losses will expire in various years through October 31, 2037. The amount of deferred tax asset for net operating losses and capital loss carryforwards at April 30, 2018 includes amounts for the period from November 1, 2017 through April 30, 2018.

At April 30, 2018, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at April 30, 2018 based on historical evidence it is unlikely the DTA will be realized.

Tax Character of Distributions to Shareholders Paid During the Six Months Ended April 30, 2018 and the Fiscal Year Ended October 31, 2017:

	2018	2017
Return of capital	$305,611	$586,042

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $5,927,036 and $5,104,831, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$405,292
Aggregate unrealized (depreciation) of investments	—
Net unrealized appreciation of investments	$405,292

Cost of investments for tax purposes is $10,269,910.

13                         Invesco MLP Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018 (a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	379,244	$2,229,416	296,058	$1,878,977
Class C	45,884	253,342	87,078	549,317
Class R	16,130	87,977	29,368	173,908
Class Y	124,325	659,937	640,024	4,089,555

Issued as reinvestment of dividends:
Class A	16,043	83,500	27,561	166,884
Class C	4,475	23,381	7,831	47,155
Class R	1,869	9,831	2,368	14,173
Class Y	21,181	110,679	20,960	126,518

Reacquired:
Class A	(270,717)	(1,585,724)	(329,385)	(2,022,750)
Class C	(58,733)	(323,747)	(107,583)	(652,174)
Class R	(7,379)	(42,646)	(7,876)	(48,559)
Class Y(b)	(91,674)	(508,573)	(346,686)	(2,190,970)
Net increase in share activity	180,648	$997,373	319,718	$2,132,034

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 15% of the outstanding shares of the Fund are owned by the Adviser or an affiliated of the Adviser.
(b)	On March 14, 2017, 175,247 Class Y shares valued at $1,140,858 were sold by the Adviser or an affiliate of the Adviser.

14                         Invesco MLP Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.03)		(0.06)	(0.07)	(0.09)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.12		(0.21)	0.02	(2.51)	(0.64)
Total from investment operations	0.09		(0.27)	(0.05)	(2.60)	(0.65)
Less:
Return of capital	(0.16)		(0.33)	(0.34)	(0.30)	—
Net asset value, end of period	$5.39		$5.46	$6.06	$6.45	$9.35
Total return(c)	1.75%		(4.88)%	(0.14)%	(28.30)%	(6.50)%
Net assets, end of period (000’s omitted)	$4,241		$3,619	$4,050	$2,489	$1,931
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.31	%(e)	1.33%	1.50%	1.50%	1.49	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.31	%(e)	1.33%	1.50%	1.50%	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.66	%(e)	4.90%	4.75%	6.37%	72.56	%(f)
Ratio of net investment income (loss), before taxes	(1.00	)%(e)	(0.95)%	(1.28)%	(1.16)%	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.00	)%(e)	(0.95)%	(1.28)%	(1.16)%	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,166.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

15                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class C
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.05	$6.45	$9.34	$10.00
Net investment income (loss)(b)	(0.05)		(0.10)	(0.12)	(0.16)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	0.11		(0.21)	0.02	(2.49)	(0.64)
Total from investment operations	0.06		(0.31)	(0.10)	(2.65)	(0.66)
Less:
Return of capital	(0.14)		(0.28)	(0.30)	(0.24)	—
Net asset value, end of period	$5.38		$5.46	$6.05	$6.45	$9.34
Total return(c)	1.17%		(5.45)%	(1.08)%	(28.78)%	(6.60)%
Net assets, end of period (000’s omitted)	$1,028		$1,088	$1,283	$205	$1,713
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.06	%(e)	2.08%	2.25%	2.25%	2.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.06	%(e)	2.08%	2.25%	2.25%	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	6.41	%(e)	5.65%	5.50%	7.12%	73.31	%(f)
Ratio of net investment income (loss), before taxes	(1.75	)%(e)	(1.70)%	(2.03)%	(1.91)%	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.75	)%(e)	(1.70)%	(2.03)%	(1.91)%	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,060.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

16                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.03)		(0.07)	(0.09)	(0.11)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.11		(0.22)	0.03	(2.51)	(0.64)
Total from investment operations	0.08		(0.29)	(0.06)	(2.62)	(0.65)
Less:
Return of capital	(0.15)		(0.31)	(0.33)	(0.28)	—
Net asset value, end of period	$5.39		$5.46	$6.06	$6.45	$9.35
Total return(c)	1.62%		(5.12)%	(0.39)%	(28.48)%	(6.50)%
Net assets, end of period (000’s omitted)	$400		$347	$241	$35	$21
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.56	%(e)	1.58%	1.75%	1.75%	1.74	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.56	%(e)	1.58%	1.75%	1.75%	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.91	%(e)	5.15%	5.00%	6.62%	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.25	)%(e)	(1.20)%	(1.53)%	(1.41)%	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.25	)%(e)	(1.20)%	(1.53)%	(1.41)%	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $371.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

17                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class Y
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.47		$6.07	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.02)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.11		(0.22)	0.03	(2.51)	(0.63)
Total from investment operations	0.09		(0.26)	(0.03)	(2.58)	(0.64)
Less:
Return of capital	(0.17)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.39		$5.47	$6.07	$6.46	$9.36
Total return(c)	1.69%		(4.61)%	0.14%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5,135		$4,912	$3,545	$2,094	$1,628
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.41	%(e)	4.65%	4.50%	6.12%	72.31	%(f)
Ratio of net investment income (loss), before taxes	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,017.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

18                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R5
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.02)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.12		(0.22)	0.02	(2.51)	(0.63)
Total from investment operations	0.10		(0.26)	(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.17)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.39		$5.46	$6.06	$6.46	$9.36
Total return(c)	1.88%		(4.63)%	(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$5	$6	$6	$9
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.33	%(e)	4.57%	4.44%	6.10%	72.28	%(f)
Ratio of net investment income (loss), before taxes	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

19                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R6
	Six months ended April 30, 2018		Years ended October 31,
			2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.02)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.12		(0.22)	0.02	(2.51)	(0.63)
Total from investment operations	0.10		(0.26)	(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.17)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.39		$5.46	$6.06	$6.46	$9.36
Total return(c)	1.88%		(4.63)%	(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$5	$6	$6	$9
Portfolio turnover rate(d)	49%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.06	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.33	%(e)	4.57%	4.44%	6.10%	72.23	%(f)
Ratio of net investment income (loss), before taxes	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.75	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

20                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,017.50	$6.55	$1,018.30	$6.56	1.31%
C	1,000.00	1,011.70	10.28	1,014.58	10.29	2.06
R	1,000.00	1,016.20	7.80	1,017.06	7.80	1.56
Y	1,000.00	1,016.90	5.30	1,019.54	5.31	1.06
R5	1,000.00	1,018.80	5.31	1,019.54	5.31	1.06
R6	1,000.00	1,018.80	5.31	1,019.54	5.31	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco MLP Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin send-ing you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                        MLP-SAR-1            06152018      0844

Semiannual Report to Shareholders	April 30, 2018

Invesco Multi-Asset Income Fund
Nasdaq:
A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
22	Financial Statements
24	Notes to Financial Statements
35	Financial Highlights
36	Fund Expenses
37	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.05%
Class C Shares	-2.43
Class R Shares	-2.18
Class Y Shares	-1.93
Class R5 Shares	-1.93
Class R6 Shares	-1.93
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	-1.87
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	1.15
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	0.47
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Custom Invesco Multi-Asset Income Index, created by Invesco to serve as a benchmark for Invesco Multi-Asset Income Fund, comprises the following indexes: the S&P 500 Index (50%) and the Bloomberg Barclays U.S. Universal Index (50%).

    The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

    The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Bloomberg Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	5.13%
5 Years	3.10
1 Year	-4.33
Class C Shares
Inception (12/14/11)	5.27%
5 Years	3.49
1 Year	-0.52
Class R Shares
Inception (12/14/11)	5.80%
5 Years	4.01
1 Year	0.95
Class Y Shares
Inception (12/14/11)	6.32%
5 Years	4.51
1 Year	1.46
Class R5 Shares
Inception (12/14/11)	6.32%
5 Years	4.51
1 Year	1.36
Class R6 Shares
Inception	6.29%
5 Years	4.51
1 Year	1.46

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1,2 The

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end,including maximum applicable sales charges
Class A Shares
Inception (12/14/11)	5.10%
5 Years	3.56
1 Year	-3.52
Class C Shares
Inception (12/14/11)	5.25%
5 Years	3.95
1 Year	0.39
Class R Shares
Inception (12/14/11)	5.77%
5 Years	4.48
1 Year	1.77
Class Y Shares
Inception (12/14/11)	6.31%
5 Years	5.00
1 Year	2.38
Class R5 Shares
Inception (12/14/11)	6.31%
5 Years	5.00
1 Year	2.28
Class R6 Shares
Inception	6.28%
5 Years	5.00
1 Year	2.28

total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.06%, 1.81%, 1.31%, 0.81%, 0.72% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Multi-Asset Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to consider-ing environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Multi-Asset Income Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–39.20%
Advertising–0.10%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$595,000	$615,453

Aerospace & Defense–0.40%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	173,000	174,398
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	516,000	521,805
7.50%, 03/15/2025(b)	512,000	535,040
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	245,000	249,747
6.50%, 05/15/2025	926,000	944,520
		2,425,510

Agricultural & Farm Machinery–0.14%
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	830,000	844,276

Air Freight & Logistics–0.03%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	200,000	207,250

Airlines–0.08%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	425,000	466,969

Alternative Carriers–0.32%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	535,000	549,378
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	477,000	487,733
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	627,000	608,002
5.38%, 05/01/2025	296,000	292,211
		1,937,324

Aluminum–0.13%
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	53,000	52,735
6.25%, 08/15/2024(b)	731,000	746,534
		799,269

Apparel Retail–0.30%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	481,000	474,987
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	1,146,000	1,194,820
6.75%, 07/01/2036	30,000	28,200
6.88%, 11/01/2035	120,000	114,000
		1,812,007

	Principal Amount	Value
Asset Management & Custody Banks–0.20%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	$1,165,000	$1,253,831

Auto Parts & Equipment–0.15%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	100,000	101,750
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	520,000	531,700
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	135,000	134,662
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	134,000	136,680
		904,792

Automobile Manufacturers–0.15%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	872,000	891,620

Automotive Retail–0.24%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	177,000	175,673
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	590,000	589,262
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	699,000	679,777
		1,444,712

Broadcasting–0.57%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	86,000	81,494
5.00%, 04/01/2024	565,000	553,700
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	335,000	344,631
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	1,070,000	1,076,688
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	423,000	439,391
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	492,000	485,850
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	490,000	498,575
		3,480,329

Building Products–0.16%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	195,000	193,781
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	314,000	300,655
6.00%, 10/15/2025(b)	384,000	400,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Building Products–(continued)
William Lyon Homes Inc., Sr. Unsec. Notes, 6.00%, 09/01/2023(b)	$116,000	$116,255
		1,011,011

Cable & Satellite–2.44%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	1,000,000	985,000
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	950,000	910,812
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	415,000	403,328
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	510,000	517,650
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,580,000	1,572,100
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	365,000	385,075
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,450,000	1,611,312
10.88%, 10/15/2025(b)	400,000	470,000
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	2,145,000	1,842,019
7.88%, 09/01/2019	725,000	751,376
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	175,000	185,063
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	420,000	353,325
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	1,151,000	1,129,419
7.50%, 04/01/2021	333,000	316,766
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	2,000	1,995
6.00%, 07/15/2024(b)	632,000	650,889
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	192,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	700,000	719,250
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	187,000
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	200,000	196,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	400,000	393,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	193,000

	Principal Amount	Value
Cable & Satellite–(continued)
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	$600,000	$621,906
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	400,000	378,000
		14,967,285

Casinos & Gaming–0.38%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	278,000	291,753
6.88%, 05/15/2023	220,000	231,825
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	400,000	409,649
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	48,262
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	299,000	284,424
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	703,000	760,126
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	334,000	333,298
		2,359,337

Coal & Consumable Fuels–0.08%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	463,000	478,048

Commodity Chemicals–0.17%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	356,000	363,120
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	247,000	246,691
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	403,000	414,083
		1,023,894

Communications Equipment–0.27%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	790,000	817,650
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	486,000	476,888
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	357,000	384,221
		1,678,759

Construction & Engineering–0.03%
Pisces Midco, Inc., Sr. Sec. Notes, 8.00%, 04/15/2026(b)	153,000	153,811

Construction Machinery & Heavy Trucks–0.19%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	658,000	679,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–(continued)
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	$459,000	$457,279
		1,137,065

Consumer Finance–0.43%
Ally Financial Inc.,
Sr. Unsec. Global Notes, 5.13%, 09/30/2024	725,000	744,937
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	280,000	302,400
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	316,000	310,075
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	230,000	244,088
8.00%, 03/25/2020	705,000	752,587
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	293,000	285,309
		2,639,396

Copper–0.32%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	385,000	387,888
7.50%, 04/01/2025(b)	633,000	628,284
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,010,000	936,775
		1,952,947

Data Processing & Outsourced Services–0.29%
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	60,000	60,675
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,626,000	1,705,479
		1,766,154

Diversified Banks–0.21%
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	100,000	127,731
JPMorgan Chase & Co., Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.83% (3 mo. USD LIBOR + 3.47%)(c)(d)	235,000	237,056
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds,
5.13%, 05/28/2024	600,000	609,922
6.13%, 12/15/2022	285,000	302,397
		1,277,106

Diversified Chemicals–0.22%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	878,000	924,644
7.00%, 05/15/2025	70,000	75,687

	Principal Amount	Value
Diversified Chemicals–(continued)
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	$354,000	$349,575
		1,349,906

Diversified Metals & Mining–0.18%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	437,000	464,994
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	291,000	296,640
Sr. Unsec. Notes, 6.13%, 10/01/2035	330,000	352,275
		1,113,909

Diversified REITs–0.08%
CyrusOne L.P./CyrusOne Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	204,000	205,020
5.38%, 03/15/2027	310,000	310,775
		515,795

Diversified Support Services–0.02%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	125,000	126,875

Electric Utilities–0.28%
NextEra Energy Capital Holdings Inc.,
Jr. Unsec. Gtd. Sub. Investment Units, 5.00%, 01/15/2073	27,800	671,092
Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	42,900	1,064,349
		1,735,441

Electrical Components & Equipment–0.11%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	693,000	699,064

Electronic Equipment & Instruments–0.07%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	443,000	434,007

Environmental & Facilities Services–0.17%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	112,000	113,120
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	478,000	470,830
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	339,000	336,356
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	107,000	105,930
		1,026,236

Fertilizers & Agricultural Chemicals–0.08%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	460,000	468,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Financial Exchanges & Data–0.10%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	$500,000	$512,500
5.75%, 08/15/2025(b)	100,000	104,780
		617,280

Food Distributors–0.12%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	717,000	733,133

Food Retail–0.24%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	587,000	550,307
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	904,000	906,260
		1,456,567

Gas Utilities–0.37%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	144,000	144,000
5.88%, 08/20/2026	875,000	872,812
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	230,000	221,375
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,072,000	1,037,160
		2,275,347

Health Care Equipment–0.09%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	495,000	494,025
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	56,000	55,496
		549,521

Health Care Facilities–1.26%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	575,000	598,000
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	450,000	416,250
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	612,000	559,598
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	122,470	67,665
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	540,000	554,850
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,807,000	1,834,105
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	45,000	47,025
7.50%, 02/15/2022	116,000	127,890
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	270,000	269,325
5.88%, 02/15/2026	790,000	801,850

	Principal Amount	Value
Health Care Facilities–(continued)
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	$345,000	$329,906
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	261,000	258,716
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	31,000	32,783
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	100,000	103,942
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,516,000	1,496,102
8.13%, 04/01/2022	195,000	203,775
		7,701,782

Health Care REITs–0.11%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	736,000	699,200

Health Care Services–0.55%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	555,000	527,361
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	679,000	689,185
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	182,000	190,190
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	409,000	410,943
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	1,022,000	1,042,859
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	171,000	162,450
8.88%, 04/15/2021(b)	77,000	79,502
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	315,000	275,625
		3,378,115

Home Improvement Retail–0.12%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	771,000	749,859

Homebuilding–0.61%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	494,000	479,180
6.88%, 02/15/2021(b)	395,000	395,987
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	72,000	66,240
6.75%, 03/15/2025	395,000	390,063
8.75%, 03/15/2022	250,000	270,625
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	223,000	245,858
Lennar Corp., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026(b)	255,000	251,838
5.38%, 10/01/2022(b)	702,000	730,080
8.38%, 01/15/2021(b)	50,000	55,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Homebuilding–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	$216,000	$223,830
7.15%, 04/15/2020	65,000	69,225
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	569,000	584,647
		3,763,198

Household Products–0.32%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	41,231
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,138,000	1,187,076
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	635,000	637,572
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	106,000	107,722
		1,973,601

Independent Power Producers & Energy Traders–0.31%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	679,000	697,672
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	234,000	225,225
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	260,000	274,625
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	554,000	575,468
6.63%, 01/15/2027	113,000	116,955
		1,889,945

Industrial Machinery–0.17%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	706,000	730,710
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	309,000	308,227
		1,038,937

Insurance Brokers–0.03%
HUB International Ltd., Sr. Unsec. Notes, 7.00%, 05/01/2026(b)	177,000	177,885

Integrated Oil & Gas–0.13%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	422,000	401,111
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	418,000	399,775
		800,886

Integrated Telecommunication Services–0.52%
Altice France S.A. (France),
Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	925,000	915,704
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	389,500

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	$502,000	$463,045
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	827,000	731,109
11.00%, 09/15/2025	378,000	292,005
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	47,000	51,319
7.20%, 07/18/2036	320,000	368,800
		3,211,482

Internet Software & Services–0.08%
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	498,000	506,093

Leisure Facilities–0.05%
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	339,000	331,373

Leisure Products–0.17%
Mattel, Inc.,
Sr. Unsec. Global Notes, 5.45%, 11/01/2041	204,000	166,260
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	827,000	807,235
Sr. Unsec. Notes, 6.20%, 10/01/2040	113,000	96,332
		1,069,827

Life Sciences Tools & Services–0.02%
Charles River Laboratories International, Inc., Sr. Unsec. Notes, 5.50%, 04/01/2026(b)	138,000	140,719

Managed Health Care–0.18%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	237,000	231,001
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	192,000	183,360
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	670,000	675,092
		1,089,453

Metal & Glass Containers–0.14%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	600,000	608,250
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	85,000	88,825
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	15,000	15,403
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	133,000	126,683
		839,161

Movies & Entertainment–0.15%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	925,000	900,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Multi-Utilities–0.37%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Investment Units, 5.25%, 07/30/2076	$38,100	$927,354
DTE Energy Co.,
Series B, Jr. Unsec. Sub. Investment Units, 5.38%, 06/01/2076	19,100	466,231
Series E, Jr. Unsec. Sub. Investment Units, 5.25%, 12/01/2077	19,100	457,636
Series F, Jr. Unsec. Sub. Investment Units, 6.00%, 12/15/2076	16,700	433,866
		2,285,087

Oil & Gas Drilling–0.35%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	27,000	22,073
7.75%, 02/01/2026	477,000	450,169
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	547,000	515,547
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	610,000	577,792
6.50%, 12/15/2021	92,000	94,300
7.75%, 12/15/2023	25,000	26,156
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	505,000	469,650
		2,155,687

Oil & Gas Equipment & Services–0.27%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	510,000	512,550
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	487,000	496,131
Weatherford International Ltd., Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	365,000	279,225
8.25%, 06/15/2023	405,000	381,713
		1,669,619

Oil & Gas Exploration & Production–1.99%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	571,000	585,989
Ascent Resources — Utica, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	446,000	481,680
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	328,000	283,720
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	699,000	716,475
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	452,000	442,395
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	198,000	173,745
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	611,000	635,440

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	$216,000	$206,280
6.63%, 05/01/2023	230,000	232,300
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	251,000	252,412
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	357,000	380,205
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	647,000	666,410
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	880,000	921,800
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	483,000	473,340
5.63%, 03/01/2026	338,000	324,902
Sr. Unsec. Notes, 6.88%, 03/01/2021	278,000	300,240
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	1,116,000	1,038,577
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	359,000	372,462
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	345,000	350,175
6.75%, 09/15/2026	225,000	230,063
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	392,000	382,200
7.50%, 04/01/2026	313,000	323,173
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	295,000	299,440
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	900,000	928,125
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	628,000	640,560
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	569,000	576,112
		12,218,220

Oil & Gas Refining & Marketing–0.12%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	345,000	345,863
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	385,000	379,983
		725,846

Oil & Gas Storage & Transportation–0.68%
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	644,000	659,295
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	363,000	346,547
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	537,000	541,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	$320,000	$312,300
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	351,000	341,786
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	535,000	512,263
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	542,000	527,095
5.25%, 05/01/2023	114,000	114,000
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	227,000	226,149
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	591,000	591,739
		4,172,201

Other Diversified Financial Services–0.18%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	200,000	207,500
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	395,000	406,356
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	390,000	379,275
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	101,000	105,010
		1,098,141

Packaged Foods & Meats–0.33%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	286,000	262,405
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	590,000	583,923
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	540,000	537,975
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	648,000	647,190
		2,031,493

Paper Packaging–0.07%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	461,000	449,475

Paper Products–0.09%
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes, 6.50%, 02/01/2024	329,000	342,983
7.75%, 12/01/2022	24,000	25,290
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	163,000	160,555
		528,828

Pharmaceuticals–0.53%
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	146,500

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	$450,000	$418,782
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024(b)	268,000	260,273
Valeant Pharmaceuticals International, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	307,000	306,616
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,630,000	1,583,138
6.13%, 04/15/2025(b)	100,000	90,572
7.25%, 07/15/2022(b)	155,000	156,922
7.50%, 07/15/2021(b)	250,000	255,000
		3,217,803

Publishing–0.15%
Meredith Corp., Sr. Unsec. Notes, 6.88%, 02/01/2026(b)	886,000	899,290

Railroads–0.15%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	876,000	893,520

Regional Banks–0.12%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	106,000	108,650
5.00%, 08/01/2023	510,000	518,925
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	87,000	90,154
		717,729

Restaurants–0.41%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	1,447,000	1,399,524
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	276,000	288,075
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	603,000	583,402
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	240,000	231,300
		2,502,301

Security & Alarm Services–0.05%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	322,000	297,045

Semiconductor Equipment–0.04%
Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	224,000	217,280

Semiconductors–0.13%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	785,000	792,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–15.16%
Abu Dhabi Government International Bond (United Arab Emirates), REGS, Sr. Unsec. Euro Notes,
3.13%, 10/11/2027(b)	$900,000	$835,211
4.13%, 10/11/2047(b)	900,000	824,023
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds,
7.13%, 07/06/2036	900,000	857,250
7.63%, 04/22/2046	850,000	822,375
REGS, Sr. Unsec. Euro Notes, 7.13%, 06/28/2117(b)	918,000	817,938
Bahrain Government International Bond (Bahrain), REGS, Sr. Unsec. Euro Bonds,
6.00%, 09/19/2044(b)	1,000,000	807,692
7.50%, 09/20/2047(b)	800,000	725,871
Sr. Unsec. Euro Notes, 6.75%, 09/20/2029(b)	900,000	832,095
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds,
5.63%, 01/07/2041	900,000	857,709
5.63%, 02/21/2047	900,000	849,150
8.25%, 01/20/2034	625,000	775,163
Chile Government International Bond (Chile), Sr. Unsec. Global Notes,
3.13%, 01/21/2026	900,000	868,500
3.24%, 02/06/2028	900,000	862,650
3.86%, 06/21/2047	900,000	848,250
China Government International Bond (China), REGS, Sr. Unsec. Euro Bonds,
2.13%, 11/02/2022(b)	1,200,000	1,161,876
2.63%, 11/02/2027(b)	1,200,000	1,151,413
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds,
5.63%, 02/26/2044	800,000	859,600
6.13%, 01/18/2041	700,000	792,750
7.38%, 09/18/2037	700,000	890,750
Costa Rica Government International Bond (Costa Rica), REGS, Sr. Unsec. Euro Notes,
5.63%, 04/30/2043(b)	900,000	780,021
7.00%, 04/04/2044(b)	800,000	801,000
7.16%, 03/12/2045(b)	800,000	813,208
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes,
5.50%, 04/04/2023(b)	800,000	849,904
6.00%, 01/26/2024(b)	800,000	873,390
6.38%, 03/24/2021(b)	700,000	752,213
Dominican Republic International Bond (Dominican Republic), REGS, Sr. Unsec. Euro Bonds,
7.45%, 04/30/2044(b)	700,000	770,000
Sr. Unsec. Euro Notes, 6.50%, 02/15/2048(b)	800,000	796,300
6.85%, 01/27/2045(b)	750,000	777,188

	Principal Amount	Value
Sovereign Debt–(continued)
Ecuador Government International Bond (Ecuador), REGS, Sr. Unsec. Euro Bonds,
9.65%, 12/13/2026(b)	$800,000	$791,000
Sr. Unsec. Euro Notes, 8.88%, 10/23/2027(b)	800,000	757,000
9.63%, 06/02/2027(b)	800,000	787,000
Egypt Government International Bond (Egypt), REGS, Sr. Unsec. Euro Global Bonds,
8.50%, 01/31/2047(b)	800,000	859,590
Sr. Unsec. Euro Notes, 6.88%, 04/30/2040(b)	800,000	764,046
7.90%, 02/21/2048(b)	800,000	813,033
El Salvador Government International Bond (El Salvador), REGS, Sr. Unsec. Euro Notes,
7.63%, 02/01/2041(b)	750,000	783,893
7.65%, 06/15/2035(b)	800,000	836,000
8.25%, 04/10/2032(b)	747,000	826,944
Emirate of Dubai Government International Bonds (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 5.25%, 01/30/2043(b)	800,000	764,880
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes,
5.38%, 03/25/2024	710,000	764,656
5.75%, 11/22/2023	800,000	874,197
7.63%, 03/29/2041	560,000	790,616
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds,
6.63%, 02/17/2037(b)	700,000	835,650
7.75%, 01/17/2038(b)	650,000	867,904
8.50%, 10/12/2035(b)	550,000	771,423
Jordan Government International Bond (Jordan), REGS, Sr. Unsec. Euro Bonds,
7.38%, 10/10/2047(b)	800,000	781,906
Sr. Unsec. Euro Notes, 5.75%, 01/31/2027(b)	800,000	761,818
6.13%, 01/29/2026(b)	800,000	785,420
Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes,
4.88%, 10/14/2044(b)	850,000	837,348
Sr. Unsec. Medium-Term Euro Notes, 5.13%, 07/21/2025(b)	750,000	801,071
6.50%, 07/21/2045(b)	700,000	836,220
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds,
7.25%, 03/23/2037(b)	909,000	811,137
Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(b)	828,000	749,314
Sr. Unsec. Medium-Term Global Euro Notes, 6.65%, 02/26/2030(b)	969,000	848,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes,
6.13%, 03/09/2021(b)	$1,100,000	$1,184,623
6.63%, 02/01/2022(b)	1,150,000	1,281,387
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes,
4.60%, 01/23/2046	950,000	873,050
Sr. Unsec. Medium-Term Global Notes, 5.75%, 10/12/2110	800,000	790,000
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	712,000	785,158
Nigeria Government International Bond (Nigeria), REGS, Sr. Unsec. Euro Notes,
7.70%, 02/23/2038(b)	800,000	824,000
7.88%, 02/16/2032(b)	800,000	863,656
Sr. Unsec. Medium-Term Euro Notes, 7.63%, 11/28/2047(b)	800,000	807,640
Oman Government International Bond (Oman), REGS, Sr. Unsec. Euro Notes,
5.63%, 01/17/2028(b)	1,000,000	956,936
6.50%, 03/08/2047(b)	800,000	739,664
6.75%, 01/17/2048(b)	800,000	755,122
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes,
6.88%, 12/05/2027(b)	800,000	751,233
8.25%, 04/15/2024(b)	800,000	834,525
8.25%, 09/30/2025(b)	810,000	843,448
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds,
3.88%, 03/17/2028	800,000	788,000
7.13%, 01/29/2026	750,000	899,062
8.88%, 09/30/2027	569,000	778,108
Paraguay Government International Bond (Paraguay), REGS, Sr. Unsec. Euro Bonds,
5.00%, 04/15/2026(b)	800,000	813,200
Sr. Unsec. Euro Notes, 4.70%, 03/27/2027(b)	800,000	798,000
6.10%, 08/11/2044(b)	800,000	872,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds,
4.13%, 08/25/2027	861,000	886,830
5.63%, 11/18/2050	652,000	765,448
8.75%, 11/21/2033	521,000	768,475
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds,
6.38%, 10/23/2034	650,000	817,053
9.50%, 02/02/2030	587,000	871,119
Sr. Unsec. Global Notes, 7.75%, 01/14/2031	600,000	807,677
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Bonds,
4.63%, 06/02/2046(b)	900,000	848,250
Sr. Unsec. Euro Notes, 5.75%, 01/20/2042(b)	725,000	799,475
6.40%, 01/20/2040(b)	700,000	829,001

	Principal Amount	Value
Sovereign Debt–(continued)
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes,
3.00%, 03/17/2023	$824,000	$811,492
Sr. Unsec. Global Notes, 3.25%, 04/06/2026	854,000	832,142
4.00%, 01/22/2024	795,000	815,299
Republic of South Africa Government International Bond (South Africa), Sr. Unsec. Global Bonds,
5.00%, 10/12/2046	900,000	796,351
5.38%, 07/24/2044	850,000	794,287
Sr. Unsec. Global Notes, 6.25%, 03/08/2041	800,000	836,642
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes,
4.38%, 08/22/2023(b)	796,000	809,317
4.88%, 01/22/2024(b)	752,000	782,315
6.13%, 01/22/2044(b)	730,000	849,486
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds,
4.88%, 09/16/2023(b)	800,000	829,600
5.63%, 04/04/2042(b)	800,000	841,380
5.88%, 09/16/2043(b)	800,000	868,800
Saudi Government International Bond (Saudi Arabia), REGS, Sr. Unsec. Medium-Term Euro Notes,
3.63%, 03/04/2028(b)	900,000	843,787
4.50%, 10/26/2046(b)	900,000	816,111
4.63%, 10/04/2047(b)	800,000	733,856
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Notes, 7.25%, 09/28/2021(b)	1,100,000	1,216,818
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	1,200,000	1,319,881
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds,
6.83%, 07/18/2026(b)	850,000	863,853
6.85%, 11/03/2025(b)	750,000	767,892
Sr. Unsec. Euro Notes, 6.13%, 06/03/2025(b)	850,000	840,467
Trinidad & Tobago Government International Bond (Trinidad & Tobago), REGS, Sr. Unsec. Euro Notes,
4.50%, 08/04/2026(b)	1,200,000	1,230,000
Unsec. Euro Notes, 4.38%, 01/16/2024(b)	1,200,000	1,219,080
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes,
6.88%, 03/17/2036	748,000	770,351
7.25%, 03/05/2038	700,000	749,029
8.00%, 02/14/2034	760,000	874,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes,
7.75%, 09/01/2025(b)	$800,000	$796,360
7.75%, 09/01/2026(b)	800,000	791,112
7.75%, 09/01/2027(b)	800,000	786,960
		92,873,390

Specialized Consumer Services–0.19%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	942,000	919,863
Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	272,732
		1,192,595

Specialized Finance–0.14%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	200,000	213,000
Aircastle Ltd.,
Sr. Unsec. Global Notes, 7.63%, 04/15/2020	70,000	75,163
Sr. Unsec. Notes, 5.00%, 04/01/2023	383,000	394,490
5.50%, 02/15/2022	187,000	196,350
		879,003

Specialized REITs–0.48%
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	1,045,000	1,084,187
Iron Mountain Inc.,
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	203,000	210,105
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	115,000	114,138
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	303,000	293,910
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	865,000	841,212
SBA Communications Corp.,
Sr. Unsec. Global Notes, 4.88%, 07/15/2022	79,000	79,395
4.88%, 09/01/2024	326,000	314,183
		2,937,130

Specialty Chemicals–0.24%
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	300,000	303,000
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	402,000	445,717
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	735,000	717,544
		1,466,261

	Principal Amount	Value
Steel–0.32%
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2025(b)	$663,000	$641,870
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 12/15/2026	374,000	371,195
5.50%, 10/01/2024	75,000	77,250
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	821,000	841,525
		1,931,840

Technology Distributors–0.09%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	552,000	553,214

Technology Hardware, Storage & Peripherals–0.29%
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(b)	180,000	221,775
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,135,000	1,209,853
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	350,000	364,437
		1,796,065

Textiles–0.07%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	439,000	451,073

Trading Companies & Distributors–0.41%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	576,000	572,400
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	717,000	722,377
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	501,000	542,959
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	50,000	51,312
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	151,000	151,000
5.88%, 09/15/2026	475,000	496,969
		2,537,017

Trucking–0.07%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes,
5.25%, 03/15/2025(b)	180,000	173,925
6.38%, 04/01/2024(b)	230,000	234,025
		407,950

Wireless Telecommunication Services–0.88%
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	72,000	68,760
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	403,000	361,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	$235,000	$282,000
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	1,304,000	1,385,500
7.63%, 02/15/2025	84,000	88,620
7.88%, 09/15/2023	1,558,000	1,674,850
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,465,000	1,560,225
		5,421,647
Total U.S. Dollar Denominated Bonds & Notes (Cost $245,411,463)		240,210,608

	Shares
Preferred Stocks–21.59%
Alternative Carriers–0.76%
Qwest Corp., 6.13% Pfd.	23,800	474,810
Qwest Corp., 6.50% Pfd.	52,500	1,108,800
Qwest Corp., 6.63% Pfd.	33,400	708,748
Qwest Corp., 6.75% Pfd.	50,100	1,080,156
Qwest Corp., 6.88% Pfd.	23,800	520,506
Qwest Corp., 7.00% Pfd.	9,500	222,110
Qwest Corp., 7.00% Pfd.	14,300	325,611
Qwest Corp., 7.50% Pfd.	8,256	207,391
		4,648,132

Asset Management & Custody Banks–1.23%
Apollo Global Management LLC, Series A, 6.38% Pfd.	12,600	304,290
Apollo Global Management LLC, Series B, 6.38% Pfd.	13,800	333,960
Apollo Investment Corp., 6.88% Pfd.	7,400	186,110
Ares Management, L.P., Series A, 7.00% Pfd.	15,300	398,565
Bank of New York Mellon Corp. (The), 5.20% Pfd.	26,300	660,130
BrightSphere Investment Group PLC, 5.13% Pfd.	6,600	146,652
Carlyle Group LP (The), Series A, 5.88% Pfd.	18,500	433,825
KKR & Co. L.P., Series A, 6.75% Pfd.	12,400	321,780
KKR & Co. L.P., Series B, 6.50% Pfd.	12,400	316,448
Legg Mason, Inc., 5.45% Pfd.	23,100	552,552
Legg Mason, Inc., 6.38% Pfd.	11,600	300,904
Northern Trust Corp., Series C, 5.85% Pfd.	19,100	502,712
Prospect Capital Corp., 6.25% Pfd.	7,400	188,337
State Street Corp., Series C, 5.25% Pfd.	13,800	346,380
State Street Corp., Series D, 5.90% Pfd.	23,100	609,609
State Street Corp., Series E, 6.00% Pfd.	47,700	1,242,585
State Street Corp., Series G, 5.35% Pfd.	27,800	713,348
		7,558,187

	Shares	Value
Consumer Finance–0.71%
Capital One Financial Corp., Series B, 6.00% Pfd.	23,800	$599,760
Capital One Financial Corp., Series C, 6.25% Pfd.	14,300	368,368
Capital One Financial Corp., Series D, 6.70% Pfd.	19,100	501,948
Capital One Financial Corp., Series F, 6.20% Pfd.	19,100	500,611
Capital One Financial Corp., Series G, 5.20% Pfd.	41,800	1,014,068
Capital One Financial Corp., Series H, 6.00% Pfd.	41,800	1,080,948
Navient Corp., 6.00% Pfd.	14,300	311,883
		4,377,586

Diversified Banks–6.94%
Bank of America Corp., Series 3, 6.38% Pfd.	3,300	84,711
Bank of America Corp., Series I, 6.63% Pfd.	14,351	368,821
Bank of America Corp., Series W, 6.63% Pfd.	106,400	2,790,872
Bank of America Corp., Series Y, 6.50% Pfd.	92,500	2,424,425
Bank of America Corp., Series CC, 6.20% Pfd.	90,200	2,332,572
Bank of America Corp., Series EE, 6.00% Pfd.	87,900	2,265,183
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	40,000	1,045,600
Citigroup Inc., Series J, 7.13% Pfd.	55,000	1,532,850
Citigroup Inc., Series K, 6.88% Pfd.	55,500	1,527,360
Citigroup Inc., Series L, 6.88% Pfd.	23,800	624,274
Citigroup Inc., Series S, 6.30% Pfd.	62,500	1,641,250
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Pfd.	68,000	1,787,720
ING Groep NV (Netherlands), 6.38% Pfd.	30,000	767,400
JPMorgan Chase & Co., Series P, 5.45% Pfd.	9,500	240,825
JPMorgan Chase & Co., Series T, 6.70% Pfd.	14,300	378,092
JPMorgan Chase & Co., Series W, 6.30% Pfd.	14,300	375,089
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	69,400	1,818,280
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	92,500	2,425,350
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	92,500	2,426,275
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	22,100	566,423
US Bancorp, Series F, 6.50% Pfd.	69,400	1,915,440
Wells Fargo & Co., 5.20% Pfd.	64,200	1,569,048
Wells Fargo & Co., 6.63% Pfd.	35,800	981,278
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	581	744,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Shares	Value
Diversified Banks–(continued)
Wells Fargo & Co., Series J, 8.00% Pfd.	9,500	$246,905
Wells Fargo & Co., Series O, 5.13% Pfd.	59,600	1,456,624
Wells Fargo & Co., Series P, 5.25% Pfd.	23,100	567,105
Wells Fargo & Co., Series Q, 5.85% Pfd.	33,400	861,720
Wells Fargo & Co., Series T, 6.00% Pfd.	50,400	1,284,696
Wells Fargo & Co., Series V, 6.00% Pfd.	38,100	981,837
Wells Fargo & Co., Series W, 5.70% Pfd.	38,100	953,262
Wells Fargo & Co., Series X, 5.50% Pfd.	92,500	2,287,525
Wells Fargo & Co., Series Y, 5.63% Pfd.	50,400	1,252,188
		42,525,034

Diversified Capital Markets–0.42%
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Pfd.	101,100	2,576,028

Diversified REITs–0.39%
PS Business Parks, Inc., Series U, 5.75% Pfd.	11,000	271,150
PS Business Parks, Inc., Series W, 5.20% Pfd.	13,100	294,095
PS Business Parks, Inc., Series X, 5.25% Pfd.	10,500	240,765
PS Business Parks, Inc., Series Y, 5.20% Pfd.	10,200	227,970
Spirit Realty Capital Inc., Series A, 6.00% Pfd.	7,800	162,630
VEREIT Inc., Series F, 6.70% Pfd.	47,700	1,200,609
		2,397,219

Electric Utilities–1.42%
Alabama Power Co., Series A, 5.00% Pfd.	11,600	290,000
Duke Energy Corp., 5.13% Pfd.	23,100	580,503
Entergy Arkansas, Inc., 4.88% Pfd.	16,700	404,307
Entergy Arkansas, Inc., 4.90% Pfd.	11,600	279,096
Entergy Louisiana, LLC, 4.88% Pfd.	18,500	448,440
Entergy Louisiana, LLC, 5.25% Pfd.	10,500	260,925
Entergy Mississippi, Inc., 4.90% Pfd.	14,900	359,686
Entergy Texas Inc., 5.63% Pfd.	9,200	233,220
Georgia Power Co., Series 2017A, 5.00% Pfd.	14,200	343,356
Interstate Power & Light Co., Series D, 5.10% Pfd.	9,000	226,350
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	5,300	131,970
PPL Capital Funding, Inc., Series B, 5.90% Pfd.	21,500	539,220
SCE Trust IV, Series J, 5.38% Pfd.	25,400	652,018
SCE Trust V, Series K, 5.45% Pfd.	20,100	517,575
SCE Trust VI, 5.00% Pfd.	37,000	833,980
Southern Co. (The), 5.25% Pfd.	20,800	498,576
Southern Co. (The), 5.25% Pfd.	47,700	1,160,541
Southern Co. (The), 6.25% Pfd.	35,800	927,220
		8,686,983

	Shares	Value
Health Care REITs–0.16%
Senior Housing Properties Trust, 5.63% Pfd.	27,800	$666,366
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Pfd.	12,300	307,254
		973,620

Industrial Conglomerates–0.14%
General Electric Co., 4.70% Pfd.	34,600	847,700

Industrial Machinery–0.09%
Stanley Black & Decker Inc., 5.75%, Investment Units	22,500	566,550

Integrated Telecommunication Services–0.34%
AT&T Inc., 5.35% Pfd.	59,600	1,464,968
Verizon Communications Inc., 5.90% Pfd.	23,100	589,743
		2,054,711

Internet Software & Services–0.15%
eBay Inc., 6.00% Pfd.	35,800	934,380

Investment Banking & Brokerage–1.69%
BGC Partners Inc., 8.13% Pfd.	4,400	113,168
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	26,200	680,938
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	40,500	1,053,405
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	19,100	490,870
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	45,900	1,270,512
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	47,700	1,246,878
Morgan Stanley, Series E, 7.13% Pfd.	14,900	419,286
Morgan Stanley, Series F, 6.88% Pfd.	28,600	786,500
Morgan Stanley, Series G, 6.63% Pfd.	23,100	599,907
Morgan Stanley, Series I, 6.38% Pfd.	69,400	1,855,756
Morgan Stanley, Series K, 5.85% Pfd.	57,300	1,469,745
Stifel Financial Corp., 5.20% Pfd.	9,300	225,339
Stifel Financial Corp., Series A, 6.25% Pfd.	6,500	169,910
		10,382,214

Life & Health Insurance–0.55%
Aegon N.V. (Netherlands), 6.38% Pfd.	4,600	118,174
Aegon N.V. (Netherlands), 8.00% Pfd.	45,100	1,126,147
Prudential Financial Inc., 5.70% Pfd.	30,100	753,403
Prudential Financial Inc., 5.75% Pfd.	25,400	637,286
Prudential PLC (United Kingdom), 6.75% Pfd.	12,300	320,538
Torchmark Corp., 6.13% Pfd.	15,100	394,412
		3,349,960

Mortgage REITs–0.07%
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	16,700	430,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Shares	Value
Multi-Line Insurance–0.23%
American Financial Group, Inc., 6.00% Pfd.	14,900	$374,139
Hartford Financial Services Group Inc. (The), 7.88% Pfd.	28,600	828,828
Kemper Corp., 7.38% Pfd.	7,700	200,893
		1,403,860

Multi-Utilities–0.09%
Integrys Holding, Inc., 6.00% Pfd.	22,050	570,544

Office REITs–0.30%
Boston Properties, Inc., Series B, 5.25% Pfd.	9,000	220,320
Government Properties Income Trust, 5.88% Pfd.	15,600	392,496
SL Green Realty Corp., Series I, 6.50% Pfd.	11,800	297,124
Vornado Realty Trust, Series L, 5.40% Pfd.	42,200	957,940
		1,867,880

Office Services & Supplies–0.08%
Pitney Bowes Inc., 6.70% Pfd.	20,300	507,297

Oil & Gas Refining & Marketing–0.14%
NuStar Energy L.P., Series A, 8.50% Pfd.	29,300	651,046
NuStar Energy L.P., Series C, 9.00% Pfd.	7,700	176,638
		827,684

Oil & Gas Storage & Transportation–0.03%
Targa Resources Partners L.P., Series A, 9.00% Pfd.	6,200	163,370

Property & Casualty Insurance–1.12%
Allstate Corp. (The), 5.10% Pfd.	20,500	520,495
Allstate Corp. (The), Series A, 5.63% Pfd.	9,200	231,656
Allstate Corp. (The), Series C, 6.75% Pfd.	15,800	404,322
Allstate Corp. (The), Series E, 6.63% Pfd.	35,800	932,948
Allstate Corp. (The), Series F, 6.25% Pfd.	20,800	539,760
Arch Capital Group Ltd., Series E, 5.25% Pfd.	19,100	454,007
Arch Capital Group Ltd., Series F, 5.45% Pfd.	14,300	345,059
Argo Group U.S. Inc., 6.50% Pfd.	6,800	172,312
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	16,700	403,806
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	9,500	242,725
Assured Guaranty Municipal Holdings Inc., 6.25% Pfd.	9,900	247,599
AXIS Capital Holdings Ltd., Series E, 5.50% Pfd.	37,000	896,880
Hanover Insurance Group, Inc. (The), 6.35% Pfd.	8,700	218,631
Selective Insurance Group, Inc., 5.88% Pfd.	8,700	217,935
W. R. Berkley Corp., 5.63% Pfd.	13,800	335,340

	Shares	Value
Property & Casualty Insurance–(continued)
W. R. Berkley Corp., 5.75% Pfd.	21,500	$526,965
W. R. Berkley Corp., 5.70% Pfd.	8,000	191,120
		6,881,560

Regional Banks–2.21%
Associated Banc-Corp, Series D, 5.38% Pfd.	4,100	101,516
BB&T Corp., Series D, 5.85% Pfd.	19,100	484,376
BB&T Corp., Series E, 5.63% Pfd.	55,000	1,376,650
BB&T Corp., Series H, 5.63% Pfd.	64,800	1,671,192
BOK Financial Corp., 5.38% Pfd.	7,100	177,997
CIT Group Inc., Series A, 5.80% Pfd.	70,000	69,825
Commerce Bancshares Inc., Series B, 6.00% Pfd.	6,900	177,675
Cullen/Frost Bankers, Inc., 5.38% Pfd.	7,100	177,074
Fifth Third Bancorp, Series I, 6.63% Pfd.	20,800	590,304
First Horizon National Corp., Series A, 6.20% Pfd.	5,500	138,215
First Republic Bank, Series D, 5.50% Pfd.	9,500	243,200
First Republic Bank, Series E, 7.00% Pfd.	4,500	118,485
First Republic Bank, Series F, 5.70% Pfd.	10,200	260,712
First Republic Bank, Series G, 5.50% Pfd.	9,500	239,495
First Republic Bank, Series H, 5.13% Pfd.	9,900	245,124
FNB Corp., 7.25% Pfd.	5,600	156,632
Hancock Holding Co., 5.95% Pfd.	7,400	186,924
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	10,200	261,018
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	19,100	500,038
KeyCorp, Series E, 6.13% Pfd.	23,100	626,703
MB Financial Inc., Series C, 6.00% Pfd.	10,000	249,800
People’s United Financial, Inc., Series A, 5.63% Pfd.	11,600	297,540
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	83,300	2,259,929
Regions Financial Corp., Series A, 6.38% Pfd.	18,500	471,935
Regions Financial Corp., Series B, 6.38% Pfd.	28,600	788,788
Sterling Bancorp., Series A, 6.50% Pfd.	6,700	173,530
TCF Financial Corp., Series C, 5.70% Pfd.	9,000	223,200
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	12,100	307,703
Valley National Bancorp, Series A, 6.25% Pfd.	11,300	296,851
Valley National Bancorp, Series B, 5.50% Pfd.	3,900	99,723
Webster Financial Corp., Series F, 5.25% Pfd.	7,900	186,835
Wintrust Financial Corp., Series D, 6.50% Pfd.	6,300	169,470
Zions Bancorp., Series G, 6.30% Pfd.	7,300	196,041
		13,524,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Shares	Value
Reinsurance–0.44%
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	28,600	$788,788
Reinsurance Group of America, Inc., 5.75% Pfd.	23,100	593,901
Reinsurance Group of America, Inc., 6.20% Pfd.	14,900	396,638
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	18,500	450,475
Validus Holdings, Ltd., Series A, 5.88% Pfd.	9,200	230,000
Validus Holdings, Ltd., Series B, 5.80% Pfd.	10,700	266,109
		2,725,911

Residential REITs–0.05%
American Homes 4 Rent, Series F, 5.88% Pfd.	7,900	178,935
American Homes 4 Rent, Series G, 5.88% Pfd.	4,500	101,250
		280,185

Retail REITs–0.42%
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	28,600	506,220
DDR Corp., Series A, 6.38% Pfd.	11,600	267,148
DDR Corp., Series J, 6.50% Pfd.	13,600	304,640
Kimco Realty Corp., Series I, 6.00% Pfd.	3,762	90,702
Kimco Realty Corp., Series L, 5.13% Pfd.	16,000	335,040
Kimco Realty Corp., Class M, 5.25% Pfd.	16,000	332,800
National Retail Properties, Inc., Series E, 5.70% Pfd.	9,200	219,328
National Retail Properties, Inc., Series F, 5.20% Pfd.	19,100	432,233
Washington Prime Group Inc., Series H, 7.50% Pfd.	4,400	96,232
		2,584,343

Specialized REITs–0.96%
Digital Realty Trust Inc., Series C, 6.63% Pfd.	8,400	220,080
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	15,300	380,970
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	20,300	528,003
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	18,100	422,273
EPR Properties, Series G, 5.75% Pfd.	7,600	167,200
Public Storage, Series A, 5.88% Pfd.	8,400	214,536
Public Storage, Series B, 5.40% Pfd.	27,100	672,080
Public Storage, Series C, 5.13% Pfd.	33,300	823,176
Public Storage, Series D, 4.95% Pfd.	35,800	826,622
Public Storage, Series E, 4.90% Pfd.	38,100	869,061
Public Storage, Series F, 5.15% Pfd.	8,100	191,970
Public Storage, Series G, 5.05% Pfd.	14,900	346,425
Public Storage, Series Y, 6.38% Pfd.	8,100	210,519
		5,872,915

	Shares	Value
Thrifts & Mortgage Finance–0.11%
New York Community Bancorp Inc., Series A, 6.38% Pfd.	23,800	$644,266

Trading Companies & Distributors–0.03%
GATX Corp., 5.63% Pfd.	6,800	171,564

Wireless Telecommunication Services–0.32%
Telephone & Data Systems Inc., 5.88% Pfd.	14,900	351,044
Telephone & Data Systems Inc., 7.00% Pfd.	23,100	577,038
United States Cellular Corp., 6.95% Pfd.	7,600	189,088
United States Cellular Corp., 7.25% Pfd.	16,700	419,170
United States Cellular Corp., 7.25% Pfd.	17,400	436,740
		1,973,080
Total Preferred Stocks (Cost $135,761,150)		132,308,123

Common Stocks & Other Equity Interests–17.27%

Diversified REITs–1.07%
Gladstone Commercial Corp.	99,896	1,732,199
Global Net Lease, Inc.	165,824	3,085,985
Lexington Realty Trust	213,390	1,715,655
		6,533,839

Health Care REITs–1.66%
MedEquities Realty Trust, Inc.	171,069	1,743,193
Medical Properties Trust Inc.	126,695	1,619,162
New Senior Investment Group Inc.	303,357	2,614,937
Sabra Health Care REIT, Inc.	120,301	2,202,711
Senior Housing Properties Trust	129,603	2,017,919
		10,197,922

Hotel & Resort REITs–2.06%
Apple Hospitality REIT, Inc.	79,166	1,424,196
Ashford Hospitality Trust, Inc.	301,078	2,071,417
Braemar Hotels & Resorts Inc.	164,789	1,713,806
Chatham Lodging Trust	75,971	1,447,247
Chesapeake Lodging Trust	45,563	1,345,931
Hersha Hospitality Trust	75,569	1,419,186
Hospitality Properties Trust	61,203	1,522,731
LaSalle Hotel Properties	56,967	1,684,514
		12,629,028

Mortgage REITs–8.66%
AG Mortgage Investment Trust, Inc.	93,018	1,644,558
AGNC Investment Corp.	225,119	4,259,252
Annaly Capital Management, Inc.	194,223	2,014,093
Anworth Mortgage Asset Corp.	298,336	1,411,129
Apollo Commercial Real Estate Finance, Inc.	98,846	1,781,205
Blackstone Mortgage Trust, Inc.—Class A	76,878	2,371,686
Capstead Mortgage Corp.	122,883	1,081,370
Cherry Hill Mortgage Investment Corp.	63,055	1,111,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Shares	Value
Mortgage REITs–(continued)
Chimera Investment Corp.	306,195	$5,355,351
CYS Investments, Inc.	343,842	2,465,347
Ellington Residential Mortgage REIT	41,903	476,437
Granite Point Mortgage Trust Inc.	56,658	942,787
Ladder Capital Corp.	88,510	1,230,289
MFA Financial, Inc.	611,201	4,596,232
MTGE Investment Corp.	124,929	2,267,461
New Residential Investment Corp.	301,082	5,262,913
Orchid Island Capital Inc.	250,118	1,750,826
PennyMac Mortgage Investment Trust	68,532	1,205,478
Redwood Trust, Inc.	70,135	1,075,871
Starwood Property Trust, Inc.	215,028	4,506,987
Two Harbors Investment Corp.	298,930	4,561,672
Western Asset Mortgage Capital Corp.	171,331	1,704,743
		53,076,716

Office REITs–0.64%
Franklin Street Properties Corp.	221,135	1,720,430
Government Properties Income Trust	174,005	2,173,323
		3,893,753

Residential REITs–0.29%
Independence Realty Trust, Inc.	188,884	1,775,510

Retail REITs–1.91%
DDR Corp.	237,885	1,724,666
Kite Realty Group Trust	105,510	1,553,107
Pennsylvania Real Estate Investment Trust	146,765	1,420,685
Ramco-Gershenson Properties Trust	120,763	1,443,118
Tanger Factory Outlet Centers, Inc.	52,369	1,149,500
Washington Prime Group Inc.	443,875	2,871,871
Whitestone REIT	142,566	1,546,841
		11,709,788

Specialized REITs–0.98%
CoreCivic, Inc.	75,781	1,527,745
EPR Properties	24,770	1,362,846
Farmland Partners Inc.	171,742	1,308,674
Geo Group, Inc. (The)	78,913	1,775,531
		5,974,796
Total Common Stocks & Other Equity Interests (Cost $110,429,180)		105,791,352

	Principal Amount
U.S. Treasury Securities–9.12%
U.S. Treasury Bills–0.08%
1.59%, 07/26/2018(f)(g)	$250,000	248,941
1.75%, 07/26/2018(f)(g)	75,000	74,682
1.79%, 07/26/2018(f)(g)	130,000	129,450
		453,073

	Principal Amount		Value
U.S. Treasury STRIPS–9.04%
2.71%, 11/15/2045(f)(h)		$25,685,000	$10,929,705
2.88%, 11/15/2045(f)(h)		640,000	2,723,384
2.90%, 11/15/2045(f)(h)		8,800,000	3,744,653
2.91%, 11/15/2045(f)(h)		3,000,000	1,276,586
2.94%, 11/15/2045(f)(h)		4,800,000	2,042,538
2.95%, 11/15/2045(f)(h)		4,000,000	1,702,115
2.96%, 11/15/2045(f)(h)		19,000,000	8,085,045
2.97%, 11/15/2045(f)(h)		5,200,000	2,212,749
2.98%, 11/15/2045(f)(h)		4,300,000	1,829,773
2.99%, 11/15/2045(f)(h)		2,300,000	978,716
3.01%, 11/15/2045(f)(h)		7,200,000	3,063,807
3.02%, 11/15/2045(f)(h)		4,800,000	2,042,538
3.03%, 11/15/2045(f)(h)		1,500,000	638,293
3.08%, 11/15/2045(f)(h)		5,900,000	2,510,619
3.13%, 11/15/2045(f)(h)		2,100,000	893,610
3.14%, 11/15/2045(f)(h)		4,200,000	1,787,220
3.19%, 11/15/2045(f)(h)		10,000,000	4,255,287
3.27%, 11/15/2045(f)(h)		11,015,000	4,687,199
			55,403,837
Total U.S. Treasury Securities (Cost $57,625,562)			55,856,910

Exchange Traded Notes–9.07%
ETRACS Alerian MLP Infrastructure Index ETN, 7.36% (linked to the Alerian MLP Infrastructure Index — 0.21%), 04/02/2040(d)		1,142,000	25,500,860
JPMorgan Alerian MLP Index ETN, 6.48%(linked to the Alerian MLP Index — 0.21%), 05/24/2024(d)		1,158,000	30,061,680
Total Exchange Traded Notes (Cost $61,445,983)			55,562,540

Non-U.S. Dollar Denominated Bonds & Notes–0.25%(i)
Brewers–0.04%
Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	200,000	243,955

Cable & Satellite–0.03%
Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	150,000	180,776

Food Retail–0.05%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	250,000	315,887

Health Care Services–0.04%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	200,000	258,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Principal Amount		Value
Packaged Foods & Meats–0.03%
Darling Global Finance B.V., Sr. Unsec. Bonds, 3.63%, 05/15/2026(b)	EUR	150,000	$183,892

Restaurants–0.04%
PizzaExpress Financing 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.63%, 08/01/2021(b)	GBP	200,000	259,413

Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	123,789
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,564,175)			1,566,598

Variable Rate Senior Loan Interests–0.23%(j)
Food Retail–0.23%
Albertson’s LLC, Term Loan B-4, 4.63% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $1,357,626)		1,395,955	1,384,878

	Shares	Value
Money Market Funds–1.81%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(k)	3,875,138	$3,875,138
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(k)	2,767,434	2,767,711
Invesco Treasury Portfolio–Institutional Class, 1.62%(k)	4,428,729	4,428,729
Total Money Market Funds (Cost $11,071,102)		11,071,578
TOTAL INVESTMENTS IN SECURITIES–98.54% (Cost $624,666,241)		603,752,587
OTHER ASSETS LESS LIABILITIES–1.46%		8,966,351
NET ASSETS–100.00%		$612,718,938

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
ETN	– Exchange Traded Notes
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
MLP	– Master Limited Partnership
Pfd.	– Preferred

PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $132,992,965, which represented 21.71% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1P.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933 and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2018

U.S. Dollar Denominated Bonds & Notes	39.2%
Preferred Stocks	21.6
Common Stocks & Other Equity Interests	17.3
U.S. Treasury Securities	9.1
Exchange Traded Notes	9.1
Non-U.S. Dollar Denominated Bonds & Notes	0.2
Variable Rate Senior Loan Interests	0.2
Money Market Funds Plus Other Assets Less Liabilities	3.3

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000	232	June-2018	$17,908,080	$(160,674)	$(160,674)
E-Mini S&P 500 Index	134	June-2018	17,734,900	(157,210)	(157,210)
Hang Seng Index	139	May-2018	27,154,110	381,155	381,155
Topix Stock Price Index	220	June-2018	35,811,379	1,405,764	1,405,764
Subtotal — Equity Risk				1,469,035	1,469,035
Euro Bonds — Interest Rate Risk	142	June-2018	27,222,862	(116,152)	(116,152)
Subtotal — Long Futures Contracts				1,352,883	1,352,883

Short Futures Contracts
U.S. Treasury Long Bonds — Interest Rate Risk	229	June-2018	(32,940,219)	(235,940)	(235,940)
Total Futures Contracts				$1,116,943	$1,116,943

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
05/31/2018	Barclays Bank PLC	GBP	609,156	USD	851,883	$12,024
05/31/2018	Goldman Sachs International	EUR	166,174	USD	206,176	5,022
Subtotal — Appreciation						17,046
05/31/2018	Barclays Bank PLC	USD	355,272	GBP	255,174	(3,457)
05/31/2018	Citigroup Global Markets Inc.	EUR	575,000	USD	695,918	(122)
Subtotal — Depreciation						(3,579)
Total Forward Foreign Currency Contracts — Currency Risk						$13,467

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid	Value	Unrealized Appreciation(b)
Markit CDX North America High Yield Index, Series 29, Version 1	Sell	5.00%	Quarterly	12/20/2022	3.173%	USD	2,485,000	$169,488	$180,838	$11,350
Markit CDX North America High Yield Index, Series 30, Version 1	Sell	5.00	Quarterly	06/20/2023	3.390	USD	2,900,000	177,792	200,579	22,787
Total Centrally Cleared Credit Default Swap Agreements — Credit Risk								$347,280	$381,417	$34,137

(a)	Implied credit spreads represent the current level, as of April 30, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	The daily variation margin payable at period-end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $613,595,139)	$592,681,009
Investments in affiliated money market funds, at value (Cost $11,071,102)	11,071,578
Other investments:
Variation margin receivable — futures contracts	76,568
Unrealized appreciation on forward foreign currency contracts outstanding	17,046
Cash	123,593
Foreign currencies, at value (Cost $53,403)	52,202
Receivable for:
Investments sold	1,725,858
Fund shares sold	6,052,962
Dividends and interest	3,989,892
Fund expenses absorbed	135,075
Investment for trustee deferred compensation and retirement plans	30,238
Other assets	79,491
Total assets	616,035,512

Liabilities:
Other investments:
Variation margin payable — centrally cleared swap agreements	1,181
Unrealized depreciation on forward foreign currency contracts outstanding	3,579
Payable for:
Investments purchased	1,416,624
Fund shares reacquired	1,440,124
Accrued fees to affiliates	230,705
Accrued trustees’ and officers’ fees and benefits	3,865
Accrued other operating expenses	186,496
Trustee deferred compensation and retirement plans	34,000
Total liabilities	3,316,574
Net assets applicable to shares outstanding	$612,718,938

Net assets consist of:
Shares of beneficial interest	$640,839,885
Undistributed net investment income	(220,820)
Undistributed net realized gain (loss)	(8,156,955)
Net unrealized appreciation (depreciation)	(19,743,172)
$612,718,938

Net Assets:
Class A	$138,973,193
Class C	$88,089,723
Class R	$2,103,147
Class Y	$317,874,688
Class R5	$29,877
Class R6	$65,648,310

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,339,114
Class C	8,462,625
Class R	201,902
Class Y	30,506,682
Class R5	2,867
Class R6	6,300,088
Class A:
Net asset value per share	$10.42
Maximum offering price per share
(Net asset value of $10.42 ÷ 94.50%)	$11.03
Class C:
Net asset value and offering price per share	$10.41
Class R:
Net asset value and offering price per share	$10.42
Class Y:
Net asset value and offering price per share	$10.42
Class R5:
Net asset value and offering price per share	$10.42
Class R6:
Net asset value and offering price per share	$10.42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Interest	$7,807,044
Dividends	11,739,574
Dividends from affiliated money market funds	130,769
Total investment income	19,677,387

Expenses:
Advisory fees	1,600,277
Administrative services fees	87,853
Custodian fees	28,073
Distribution fees:
Class A	217,192
Class C	417,357
Class R	4,776
Transfer agent fees — A, C, R and Y	372,686
Transfer agent fees — R5	4
Transfer agent fees — R6	630
Trustees’ and officers’ fees and benefits	17,194
Registration and filing fees	81,213
Licensing fees	114,072
Reports to shareholders	38,176
Professional services fees	36,905
Other	24,501
Total expenses	3,040,909
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(447,411)
Net expenses	2,593,498
Net investment income	17,083,889

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(10,167,522)
Foreign currencies	129,359
Forward foreign currency contracts	(82,166)
Futures contracts	6,647,758
Option contracts written	(61,516)
Swap agreements	189,346
(3,344,741)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(24,299,753)
Foreign currencies	5,481
Forward foreign currency contracts	21,397
Futures contracts	(3,685,188)
Swap agreements	(85,043)
(28,043,106)
Net realized and unrealized gain (loss)	(31,387,847)
Net increase (decrease) in net assets resulting from operations	$(14,303,958)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$17,083,889	$17,255,203
Net realized gain (loss)	(3,344,741)	10,588,385
Change in net unrealized appreciation (depreciation)	(28,043,106)	3,221,889
Net increase (decrease) in net assets resulting from operations	(14,303,958)	31,065,477

Distributions to shareholders from net investment income:
Class A	(4,548,682)	(5,659,946)
Class C	(1,833,127)	(1,660,348)
Class R	(46,806)	(45,346)
Class Y	(9,129,311)	(7,006,185)
Class R5	(805)	(1,289)
Class R6	(1,678,209)	(2,679,432)
Total distributions from net investment income	(17,236,940)	(17,052,546)

Distributions to shareholders from net realized gains:
Class A	(1,740,073)	—
Class C	(704,964)	—
Class R	(15,845)	—
Class Y	(3,025,588)	—
Class R5	(260)	—
Class R6	(542,433)	—
Total distributions from net realized gains	(6,029,163)	—

Share transactions–net:
Class A	(42,336,644)	94,789,727
Class C	18,564,859	48,232,871
Class R	603,249	1,023,387
Class Y	8,326,535	293,115,564
Class R5	1,406	9,180
Class R6	8,009,084	9,119,307
Net increase (decrease) in net assets resulting from share transactions	(6,831,511)	446,290,036
Net increase (decrease) in net assets	(44,401,572)	460,302,967

Net assets:
Beginning of period	657,120,510	196,817,543
End of period (includes undistributed net investment income of $(220,820) and $(67,769), respectively)	$612,718,938	$657,120,510

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

24                         Invesco Multi-Asset Income Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

25                         Invesco Multi-Asset Income Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the exploring, producing, transporting, processing, storing, refining, mining or marketing of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

26                         Invesco Multi-Asset Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets and changes in the applicable interest rates. ETNs are subject to credit risk, including the credit risk of the issuer.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the

27                         Invesco Multi-Asset Income Fund

owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency

28                         Invesco Multi-Asset Income Fund

of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

29                         Invesco Multi-Asset Income Fund

Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $74,091 and reimbursed class level expenses of $108,651, $52,196, $1,195, $209,535, $4 and $630 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $51,800 in front-end sales commissions from the sale of Class A shares and $264 and $12,373 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

30                         Invesco Multi-Asset Income Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$240,210,608	$—	$240,210,608
Preferred Stocks	130,219,525	2,088,598	—	132,308,123
Common Stocks & Other Equity Interests	105,791,352	—	—	105,791,352
U.S. Treasury Securities	—	55,856,910	—	55,856,910
Exchange-Traded Notes	55,562,540	—	—	55,562,540
Non-U.S. Dollar Denominated Bonds & Notes	—	1,566,598	—	1,566,598
Variable Rate Senior Loan Interests	—	1,384,878	—	1,384,878
Money Market Funds	11,071,578	—	—	11,071,578
Total Investments in Securities	302,644,995	301,107,592	—	603,752,587
Other Investments — Assets*
Futures Contracts	1,786,919	—	—	1,786,919
Forward Foreign Currency Contracts	—	17,046	—	17,046
Swap Agreements	—	34,137	—	34,137
	1,786,919	51,183	—	1,838,102
Other Investments — Liabilities*
Futures Contracts	(669,976)	—	—	(669,976)
Forward Foreign Currency Contracts	—	(3,579)	—	(3,579)
	(669,976)	(3,579)	—	(673,555)
Total Other Investments	1,116,943	47,604	—	1,164,547
Total Investments	$303,761,938	$301,155,196	$—	$604,917,134

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$1,786,919	$—	$1,786,919
Unrealized appreciation on swap agreements — Centrally Cleared(a)	34,137	—	—	—	34,137
Unrealized appreciation on forward foreign currency contracts outstanding	—	17,046	—	—	17,046
Total Derivative Assets	34,137	17,046	1,786,919	—	1,838,102
Derivatives not subject to master netting agreements	(34,137)	—	(1,786,919)	—	(1,821,056)
Total Derivative Assets subject to master netting agreements	$—	$17,046	$—	$—	$17,046

31                         Invesco Multi-Asset Income Fund

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(317,884)	$(352,092)	$(669,976)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(3,579)	—	—	(3,579)
Total Derivative Liabilities	—	(3,579)	(317,884)	(352,092)	(673,555)
Derivatives not subject to master netting agreements	—	—	317,884	352,092	669,976
Total Derivative Liabilities subject to master netting agreements	$—	$(3,579)	$—	$—	$(3,579)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Barclays Bank PLC	$12,024	$(3,457)	$8,567	$—	$—	$8,567
Citigroup Global Markets Inc.	—	(122)	(122)	—	—	(122)
Goldman Sachs International	5,022	—	5,022	—	—	5,022
Total	$17,046	$(3,579)	$13,467	$—	$—	$13,467

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(82,166)	$—	$—	$(82,166)
Futures contracts	—	—	6,342,323	305,435	6,647,758
Options purchased(a)	—	—	—	(28,848)	(28,848)
Options written	(26,448)	—	—	(35,068)	(61,516)
Swap agreements	189,346	—	—	—	189,346
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	21,397	—	—	21,397
Futures contracts	—	—	(3,388,182)	(297,006)	(3,685,188)
Swap agreements	(85,043)	—	—	—	(85,043)
Total	$77,855	$(60,769)	$2,954,141	$(55,487)	$2,915,740

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the six month average notional value of forward foreign currency contracts and futures contracts, eight day average notional value of options purchased, one and one half month average notional value of options written and four month average notional value swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,533,546	$159,520,409	$425,205	$1,689,589	$4,442,500

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,109.

32                         Invesco Multi-Asset Income Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $187,035,953 and $174,956,083, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $11,834,134 and $9,068,522, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,018,640
Aggregate unrealized (depreciation) of investments	(32,524,684)
Net unrealized appreciation (depreciation) of investments	$(25,506,044)

Cost of investments for tax purposes is $630,770,458.

33                         Invesco Multi-Asset Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,475,494	$48,513,799	14,849,703	$161,218,349
Class C	2,278,173	24,510,877	4,808,469	52,215,702
Class R	66,051	710,762	107,694	1,162,484
Class Y	11,545,500	124,613,502	31,062,629	338,133,338
Class R5	91	962	1,574	16,577
Class R6	830,169	8,760,663	628,573	6,736,724

Issued as reinvestment of dividends:
Class A	538,609	5,798,705	466,849	5,048,168
Class C	179,110	1,923,951	119,493	1,292,176
Class R	5,778	61,925	4,152	44,882
Class Y	896,967	9,634,891	521,000	5,680,154
Class R5	42	444	72	771
Class R6	207,029	2,220,641	248,948	2,679,432

Reacquired:
Class A	(9,062,550)	(96,649,148)	(6,642,263)	(71,476,790)
Class C	(742,334)	(7,869,969)	(488,324)	(5,275,007)
Class R	(16,067)	(169,438)	(16,941)	(183,979)
Class Y	(11,798,482)	(125,921,858)	(4,673,930)	(50,697,928)
Class R5	—	—	(757)	(8,168)
Class R6	(284,299)	(2,972,220)	(27,712)	(296,849)
Net increase (decrease) in share activity	(880,719)	$(6,831,511)	40,969,229	$446,290,036

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

34                         Invesco Multi-Asset Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$11.01	$0.27	$(0.49)	$(0.22)	$(0.28)	$(0.09)	$(0.37)	$10.42	(2.05)%	$138,973	0.84	%(d)	0.99	%(d)	5.16	%(d)	29%
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	—	(0.49)	11.01	9.64	191,395	0.86		1.06		4.53		40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	—	(0.50)	10.51	9.44	91,585	1.04		1.28		4.60		101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Class C
Six months ended 04/30/18	11.00	0.23	(0.50)	(0.27)	(0.23)	(0.09)	(0.32)	10.41	(2.43)	88,090	1.59	(d)	1.74	(d)	4.41	(d)	29
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	—	(0.41)	11.00	8.83	74,211	1.61		1.81		3.78		40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	—	(0.42)	10.50	8.62	24,238	1.79		2.03		3.85		101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Class R
Six months ended 04/30/18	11.01	0.26	(0.50)	(0.24)	(0.26)	(0.09)	(0.35)	10.42	(2.18)	2,103	1.09	(d)	1.24	(d)	4.91	(d)	29
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	—	(0.46)	11.01	9.37	1,608	1.11		1.31		4.28		40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	—	(0.47)	10.51	9.28	538	1.29		1.53		4.35		101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Class Y
Six months ended 04/30/18	11.01	0.29	(0.50)	(0.21)	(0.29)	(0.09)	(0.38)	10.42	(1.93)	317,875	0.59	(d)	0.74	(d)	5.41	(d)	29
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	328,798	0.61		0.81		4.78		40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	—	(0.52)	10.51	9.71	31,049	0.79		1.03		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Class R5
Six months ended 04/30/18	11.01	0.29	(0.50)	(0.21)	(0.29)	(0.09)	(0.38)	10.42	(1.93)	30	0.59	(d)	0.64	(d)	5.41	(d)	29
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	—	(0.52)	11.01	9.81	30	0.61		0.72		4.78		40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	—	(0.52)	10.52	9.82	19	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Class R6
Six months ended 04/30/18	11.01	0.29	(0.50)	(0.21)	(0.29)	(0.09)	(0.38)	10.42	(1.93)	65,648	0.60	(d)	0.62	(d)	5.40	(d)	29
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	61,077	0.61		0.69		4.78		40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71	49,388	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $175,194, $84,163, $1,926, $337,863, $30 and $62,397 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

35                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$979.50	$4.12	$1,020.63	$4.21	0.84%
C	1,000.00	975.70	7.79	1,016.91	7.95	1.59
R	1,000.00	978.20	5.35	1,019.39	5.46	1.09
Y	1,000.00	980.70	2.90	1,021.87	2.96	0.59
R5	1,000.00	980.70	2.90	1,021.87	2.96	0.59
R6	1,000.00	980.70	2.95	1,021.82	3.01	0.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

36                         Invesco Multi-Asset Income Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in January 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
01/18/2018	Class A	$0.0328	$0.000	$0.0071	$0.0399
01/18/2018	Class C	$0.0259	$0.000	$0.0071	$0.0330
01/18/2018	Class R	$0.0305	$0.000	$0.0071	$0.0376
01/18/2018	Class Y	$0.0351	$0.000	$0.0071	$0.0422
01/18/2018	Class R5	$0.0351	$0.000	$0.0071	$0.0422
01/18/2018	Class R6	$0.0351	$0.000	$0.0071	$0.0422

The following table sets forth on a per share basis the distribution that was paid in February 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
02/15/2018	Class A	$0.0277	$0.000	$0.0122	$0.0399
02/15/2018	Class C	$0.0209	$0.000	$0.0122	$0.0331
02/15/2018	Class R	$0.0254	$0.000	$0.0122	$0.0376
02/15/2018	Class Y	$0.0300	$0.000	$0.0122	$0.0422
02/15/2018	Class R5	$0.0300	$0.000	$0.0122	$0.0422
02/15/2018	Class R6	$0.0300	$0.000	$0.0122	$0.0422

The following table sets forth on a per share basis the distribution that was paid in April 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
04/19/2018	Class A	$0.0188	$0.000	$0.0211	$0.0399
04/19/2018	Class C	$0.0123	$0.000	$0.0211	$0.0344
04/19/2018	Class R	$0.0167	$0.000	$0.0211	$0.0378
04/19/2018	Class Y	$0.0210	$0.000	$0.0211	$0.0421
04/19/2018	Class R5	$0.0210	$0.000	$0.0211	$0.0421
04/19/2018	Class R6	$0.0210	$0.000	$0.0211	$0.0421

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

37                         Invesco Multi-Asset Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin send-ing you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                                      MAIN-SAR-1            06142018      0954

Semiannual Report to Shareholders	April 30, 2018

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX ∎ R6: TGRUX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.04%
Class C Shares	3.67
Class R Shares	3.91
Class Y Shares	4.18
Class R5 Shares	4.17
Class R6 Shares	4.17
MSCI EAFE Index▼ (Broad Market Index)	3.41
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	4.58
Lipper Pacific Region Funds Index∎ (Peer Group Index)	4.15
Source(s): ▼FactSet Research Systems, Inc.; ∎Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Pacific Growth Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.18%
10 Years	3.50
5 Years	7.40
1 Year	19.05
Class C Shares
Inception (7/28/97)	2.71%
10 Years	3.33
5 Years	7.81
1 Year	24.02
Class R Shares
Inception (3/31/08)	4.38%
10 Years	3.82
5 Years	8.32
1 Year	25.65
Class Y Shares
Inception (7/28/97)	3.72%
10 Years	4.36
5 Years	8.89
1 Year	26.31
Class R5 Shares
10 Years	4.36%
5 Years	9.01
1 Year	26.35
Class R6 Shares
10 Years	4.12%
5 Years	8.68
1 Year	26.35

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	3.25%
10 Years	4.22
5 Years	8.73
1 Year	24.05
Class C Shares
Inception (7/28/97)	2.79%
10 Years	4.04
5 Years	9.16
1 Year	29.27
Class R Shares
Inception (3/31/08)	4.54%
10 Years	4.54
5 Years	9.68
1 Year	30.95
Class Y Shares
Inception (7/28/97)	3.79%
10 Years	5.09
5 Years	10.25
1 Year	31.59
Class R5 Shares
10 Years	5.08%
5 Years	10.38
1 Year	31.71
Class R6 Shares
10 Years	4.84%
5 Years	10.04
1 Year	31.67

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.75%, 2.49%, 2.00%, 1.50%, 1.42% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                      Invesco Pacific Growth Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Pacific Growth Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.83%
Australia–4.72%
Cochlear Ltd.	8,261	$1,202,079
Commonwealth Bank of Australia	484	26,075
National Australia Bank Ltd.	30,256	657,038
Orora Ltd.	838,156	2,101,954
Treasury Wine Estates Ltd.	133,597	1,904,516
		5,891,662

China–14.20%
Baidu, Inc.–ADR(a)	8,820	2,212,938
China Animal Healthcare Ltd.(a)(b)	349,000	26,233
China Construction Bank Corp.–Class H	2,316,000	2,428,632
China Vanke Co., Ltd.–Class H	243,000	1,008,061
Ping An Insurance (Group) Co. of China Ltd.–Class H	237,000	2,314,633
Tencent Holdings Ltd.	162,400	7,973,319
Yum China Holdings, Inc.	20,611	881,326
ZTE Corp.–Class H(a)(b)	329,000	861,221
		17,706,363

Hong Kong–2.91%
AIA Group Ltd.	213,400	1,905,284
Henderson Land Development Co. Ltd.	121	767
Hong Kong Exchanges & Clearing Ltd.	53,300	1,727,677
		3,633,728

India–7.79%
Bajaj Finance Ltd.	83,463	2,383,218
Britannia Industries Ltd.	33,795	2,785,361
Eicher Motors Ltd.	3,724	1,734,291
Maruti Suzuki India Ltd.	21,270	2,798,435
Praxis Home Retail Ltd.(a)	3,491	14,936
		9,716,241

Indonesia–1.34%
PT Unilever Indonesia Tbk	502,300	1,669,689

Japan–49.41%
Aida Engineering, Ltd.	149,500	1,751,825
Daikin Industries, Ltd.	24,100	2,819,364
Daiwa House Industry Co., Ltd.	61,500	2,255,900
Fukushima Industries Corp.	57,600	2,672,807
H.I.S. Co., Ltd.	71,800	2,630,434
Hitachi High-Technologies Corp.	45,900	2,138,335
K’s Holdings Corp.	136,200	1,967,042
Kakaku.com, Inc.	142,600	2,719,045
Komatsu Ltd.	83,400	2,849,123
Konoike Transport Co., Ltd.	126,300	2,207,192
Mitsubishi Corp.	88,900	2,458,945
Nidec Corp.	18,900	2,958,867
Nifco Inc.	74,400	2,616,000

	Shares	Value
Japan–(continued)
Omron Corp.	42,800	$2,315,534
Otsuka Corp.	58,200	2,707,595
Paltac Corp.	44,500	2,226,826
Persol Holdings Co., Ltd.	61,100	1,451,352
Pilot Corp.	32,600	1,778,460
Recruit Holdings Co., Ltd.	92,400	2,128,096
Resorttrust, Inc.	113,100	2,335,052
SCSK Corp.	45,100	1,929,677
Sekisui Chemical Co., Ltd.	123,400	2,189,865
Seria Co., Ltd.	10,100	495,207
Sompo Holdings, Inc.	78,200	3,279,686
Sumitomo Metal Mining Co., Ltd.	48,900	2,083,754
Yamaha Motor Co., Ltd.	83,500	2,662,009
Yaskawa Electric Corp.	49,300	2,012,012
		61,640,004

Philippines–1.18%
Ayala Corp.	78,980	1,468,016

South Korea–9.08%
AMOREPACIFIC Group	13,299	1,771,924
BGF Retail Co., Ltd.	6,005	1,073,848
BGF Co., Ltd.	11,209	133,284
NAVER Corp.	2,206	1,471,597
Nongshim Co., Ltd.	2,864	866,277
Ottogi Corp.	1,079	799,240
Samsung Electronics Co., Ltd.	2,102	5,215,393
		11,331,563

Taiwan–5.11%
Taiwan Semiconductor Manufacturing Co. Ltd.	841,143	6,372,276

Thailand–1.09%
Siam Cement PCL (The)	92,200	1,361,860
Total Common Stocks & Other Equity Interests (Cost $94,827,001)		120,791,402

Money Market Funds–1.18%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	514,884	514,884
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	367,741	367,777
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	588,439	588,439
Total Money Market Funds (Cost $1,471,078)		1,471,100
TOTAL INVESTMENTS IN SECURITIES–98.01% (Cost $96,298,079)		122,262,502
OTHER ASSETS LESS LIABILITIES–1.99%		2,480,982
NET ASSETS–100.00%		$124,743,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Pacific Growth Fund

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Information Technology	30.4%
Industrials	20.0
Consumer Discretionary	16.7
Financials	13.0
Consumer Staples	8.7
Materials	4.4
Real Estate	2.6
Health Care	1.0
Money Market Funds Plus Other Assets Less Liabilities	3.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $94,827,001)	$120,791,402
Investments in affiliated money market funds, at value (Cost $1,471,078)	1,471,100
Foreign currencies, at value (Cost $1,360,487)	1,349,411
Receivable for:
Investments sold	750,323
Fund shares sold	102,531
Dividends	580,932
Investment for trustee deferred compensation and retirement plans	44,247
Other assets	57,057
Total assets	125,147,003

Liabilities:
Payable for:
Fund shares reacquired	89,821
Accrued foreign taxes	97,073
Accrued fees to affiliates	54,082
Accrued trustees’ and officers’ fees and benefits	1,578
Accrued other operating expenses	65,803
Trustee deferred compensation and retirement plans	95,162
Total liabilities	403,519
Net assets applicable to shares outstanding	$124,743,484

Net assets consist of:
Shares of beneficial interest	$94,917,521
Undistributed net investment income	392,976
Undistributed net realized gain	3,495,994
Net unrealized appreciation	25,936,993
$124,743,484

Net Assets:
Class A	$87,596,711
Class C	$7,960,931
Class R	$430,211
Class Y	$22,020,283
Class R5	$18,679
Class R6	$6,716,669

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,504,451
Class C	247,099
Class R	12,458
Class Y	617,601
Class R5	523
Class R6	188,057
Class A:
Net asset value per share	$34.98
Maximum offering price per share
(Net asset value of $34.98 ÷ 94.50%)	$37.02
Class C:
Net asset value and offering price per share	$32.22
Class R:
Net asset value and offering price per share	$34.53
Class Y:
Net asset value and offering price per share	$35.65
Class R5:
Net asset value and offering price per share	$35.72
Class R6:
Net asset value and offering price per share	$35.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Pacific Growth Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $87,226)	$1,594,568
Dividends from affiliated money market funds (includes securities lending income of $107)	19,670
Total investment income	1,614,238

Expenses:
Advisory fees	520,820
Administrative services fees	24,795
Custodian fees	45,694
Distribution fees:
Class A	106,637
Class B	274
Class C	36,467
Class R	967
Transfer agent fees — A, B, C, R and Y	60,187
Transfer agent fees — R6	328
Trustees’ and officers’ fees and benefits	13,069
Registration and filing fees	54,494
Reports to shareholders	13,978
Professional services fees	35,256
Other	7,662
Total expenses	920,628
Less: Fees waived and expense offset arrangement(s)	(2,704)
Net expenses	917,924
Net investment income	696,314

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,610,301
Foreign currencies	(85,772)
3,524,529
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $35,639)	(474,907)
Foreign currencies	(24,934)
(499,841)
Net realized and unrealized gain	3,024,688
Net increase in net assets resulting from operations	$3,721,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$696,314	$(270,807)
Net realized gain	3,524,529	7,457,880
Change in net unrealized appreciation (depreciation)	(499,841)	14,019,025
Net increase in net assets resulting from operations	3,721,002	21,206,098

Distributions to shareholders from net investment income:
Class A	—	(127,208)
Class Y	—	(33,986)
Class R5	—	(79)
Total distributions from net investment income	—	(161,273)

Share transactions–net:
Class A	4,141,954	(1,865,239)
Class B	(127,047)	(39,194)
Class C	2,305,630	(95,579)
Class R	136,993	(18,654)
Class Y	2,670,936	5,284,080
Class R6	7,107,326	10,005
Net increase in net assets resulting from share transactions	16,235,792	3,275,419
Net increase in net assets	19,956,794	24,320,244

Net assets:
Beginning of period	104,786,690	80,466,446
End of period (includes undistributed net investment income (loss) of $392,976 and $(303,338), respectively)	$124,743,484	$104,786,690

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

9                         Invesco Pacific Growth Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

10                         Invesco Pacific Growth Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

11                         Invesco Pacific Growth Fund

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $2,011.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares; and (3) Class R — up to 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

For the six months ended April 30, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

12                         Invesco Pacific Growth Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $20,982 in front-end sales commissions from the sale of Class A shares and $20 and $41 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were transfers from Level 1 to Level 2 of $32,820,078, due to foreign fair value adjustments and from Level 2 to Level 1 of $8,961,308, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$5,891,662	$—	$5,891,662
China	3,094,264	13,724,645	887,454	17,706,363
Hong Kong	—	3,633,728	—	3,633,728
India	14,936	9,701,305	—	9,716,241
Indonesia	—	1,669,689	—	1,669,689
Japan	9,323,231	52,316,773	—	61,640,004
Philippines		1,468,016		1,468,016
South Korea	1,207,132	10,124,431	—	11,331,563
Taiwan	—	6,372,276	—	6,372,276
Thailand	—	1,361,860	—	1,361,860
Money Market Funds	1,471,100	—	—	1,471,100
Total Investments	$15,110,663	$106,264,385	$887,454	$122,262,502

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $693.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

13                         Invesco Pacific Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2017.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $30,347,899 and $14,914,001, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$28,292,453
Aggregate unrealized (depreciation) of investments	(2,356,565)
Net unrealized appreciation of investments	$25,935,888

Cost of investments for tax purposes is $96,326,614.

14                         Invesco Pacific Growth Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	330,032	$11,735,426	290,634	$8,440,185
Class B(b)	61	2,081	729	18,298
Class C	100,236	3,319,391	26,250	727,646
Class R	6,345	221,900	3,293	94,438
Class Y	354,514	12,934,516	511,747	15,124,117
Class R6(c)	193,914	7,333,525	363	10,005

Issued as reinvestment of dividends:
Class A	—	—	4,418	109,144
Class Y	—	—	1,176	29,500

Conversion of Class B shares to Class A shares:(d)
Class A	3,073	116,562	1,408	40,737
Class B	(3,339)	(116,562)	(1,522)	(40,737)

Reacquired:
Class A	(217,081)	(7,710,034)	(382,697)	(10,455,305)
Class B(b)	(381)	(12,566)	(716)	(16,755)
Class C	(31,156)	(1,013,761)	(31,304)	(823,225)
Class R	(2,409)	(84,907)	(4,061)	(113,092)
Class Y	(277,380)	(10,263,580)	(364,417)	(9,869,537)
Class R6	(6,220)	(226,199)	—	—
Net increase in share activity	450,209	$16,235,792	55,301	$3,275,419

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Pacific Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$33.63	$0.20 (d)	$1.15	$1.35	$—	$34.98	4.01%	$87,597	1.54	%(e)(f)	1.54	%(e)(f)	1.16	%(d)(e)(f)	13%
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	33.63	28.09	80,319	1.75		1.75		(0.32)		59
Year ended 10/31/16	24.03	0.04	2.24	2.28	—	26.31	9.49	65,107	1.64		1.64		0.17		31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	24.03	(1.84)	66,599	1.78		1.78		0.21		137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10 (f)	73,457	1.77	(f)	1.77	(f)	0.60	(f)	63
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76	79,672	1.81		1.81		0.56		87
Class B
Six months ended 04/30/18(g)	31.02	0.03 (d)	3.88	3.91	—	34.93	12.60	—	2.30	(e)	2.30	(e)	0.40	(d)(e)	13
Year ended 10/31/17	24.40	(0.28)	6.90	6.62	—	31.02	27.13	114	2.50		2.50		(1.07)		59
Year ended 10/31/16	22.46	(0.13)	2.07	1.94	—	24.40	8.64	126	2.39		2.39		(0.58)		31
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)	272	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28	480	2.53		2.53		(0.16)		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	—	22.49	18.87	889	2.56		2.56		(0.19)		87
Class C
Six months ended 04/30/18	31.09	0.07 (d)	1.06	1.13	—	32.22	3.64	7,961	2.30	(e)	2.30	(e)	0.40	(d)(e)	13
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	—	31.09	27.11 (h)	5,535	2.49	(h)	2.49	(h)	(1.06	)(h)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	—	24.46	8.71 (h)	4,477	2.37	(h)	2.37	(h)	(0.56	)(h)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)	4,880	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28 (h)	4,638	2.52	(h)	2.52	(h)	(0.15	)(h)	63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89	5,049	2.56		2.56		(0.19)		87
Class R
Six months ended 04/30/18	33.24	0.16 (d)	1.13	1.29	—	34.53	3.88	430	1.80	(e)	1.80	(e)	0.90	(d)(e)	13
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	—	33.24	27.75	283	2.00		2.00		(0.57)		59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	—	26.02	9.24	242	1.89		1.89		(0.08)		31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)	245	2.03		2.03		(0.04)		137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78	344	2.03		2.03		0.34		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44	295	2.06		2.06		0.31		87
Class Y
Six months ended 04/30/18	34.24	0.25 (d)	1.16	1.41	—	35.65	4.12	22,020	1.30	(e)	1.30	(e)	1.40	(d)(e)	13
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	34.24	28.43	18,505	1.50		1.50		(0.07)		59
Year ended 10/31/16	24.41	0.11	2.27	2.38	—	26.79	9.75	10,501	1.39		1.39		0.42		31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)	3,587	1.53		1.53		0.46		137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34	2,944	1.53		1.53		0.84		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03	3,291	1.56		1.56		0.81		87
Class R5
Six months ended 04/30/18	34.29	0.27 (d)	1.16	1.43	—	35.72	4.17	19	1.22	(e)	1.22	(e)	1.48	(d)(e)	13
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	34.29	28.53	18	1.42		1.42		0.01		59
Year ended 10/31/16	24.42	0.13	2.29	2.42	—	26.84	9.91	14	1.28		1.28		0.53		31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)	13	1.39		1.39		0.60		137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48	13	1.37		1.37		1.00		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23	13	1.43		1.43		0.94		87
Class R6
Six months ended 04/30/18	34.29	0.27 (d)	1.16	1.43	—	35.72	4.17	6,717	1.22	(e)	1.22	(e)	1.48	(d)(e)	13
Year ended 10/31/17(i)	27.48	0.00	6.81	6.81	—	34.29	24.78	12	1.39	(j)	1.39	(j)	0.04	(j)	59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the six months ended April 30, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.08 and 0.48%, $(0.09) and (0.28)%, $(0.05) and (0.28)%, $0.04 and 0.22%, $0.13 and 0.72%, $0.15 and 0.80%, and $0.15 and 0.80% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $87,415, $115, $7,354, $390, $22,219, $19 and $3,269 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the six months ended April 30, 2018 and the year ended October 31, 2014.
(g)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for Class C shares for the years ended October 31, 2017, 2016 and 2014, respectively.
(i)	Commencement date of April 4, 2017.
(j)	Annualized.

16                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,040.40	$7.79	$1,017.16	$7.70	1.54%
C	1,000.00	1,036.70	11.61	1,013.39	11.48	2.30
R	1,000.00	1,039.10	9.10	1,015.87	9.00	1.80
Y	1,000.00	1,041.80	6.58	1,018.35	6.51	1.30
R5	1,000.00	1,041.70	6.18	1,018.74	6.11	1.22
R6	1,000.00	1,041.70	6.18	1,018.74	6.11	1.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Pacific Growth Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                                    Invesco Distributors, Inc.                                                      MS-PGRO-SAR-1                 06082018        1257

Semiannual Report to Shareholders	April 30, 2018

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX ∎ R6: ATISX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
7	Financial Statements
9	Notes to Financial Statements
16	Financial Highlights
17	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.57%
Class C Shares	4.15
Class R Shares	4.45
Class Y Shares	4.72
Class R5 Shares	4.77
Class R6 Shares	4.76
S&P 500 Index▼ (Broad Market Index)	3.82
Russell 2000 Index▼ (Style-Specific Index)	3.27
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	2.59
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco Select Companies Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.99%
10 Years	10.34
5 Years	7.46
1 Year	4.41

Class C Shares
Inception (11/4/03)	9.60%
10 Years	10.13
5 Years	7.87
1 Year	8.72

Class R Shares
Inception (4/30/04)	10.10%
10 Years	10.69
5 Years	8.41
1 Year	10.24

Class Y Shares
10 Years	11.23%
5 Years	8.96
1 Year	10.75

Class R5 Shares
Inception (4/30/04)	10.81%
10 Years	11.38
5 Years	9.04
1 Year	10.87

Class R6 Shares
10 Years	11.01%
5 Years	8.78
1 Year	10.97

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	10.19%
10 Years	11.12
5 Years	8.02
1 Year	8.85

Class C Shares
Inception (11/4/03)	9.81%
10 Years	10.92
5 Years	8.44
1 Year	13.33

Class R Shares
Inception (4/30/04)	10.32%
10 Years	11.47
5 Years	8.98
1 Year	14.93

Class Y Shares
10 Years	12.01%
5 Years	9.53
1 Year	15.44

Class R5 Shares
Inception (4/30/04)	11.02%
10 Years	12.17
5 Years	9.61
1 Year	15.53

Class R6 Shares
10 Years	11.79%
5 Years	9.33
1 Year	15.61

you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 0.93% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 1.54%, 1.04%, 0.94% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco Select Companies Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco Select Companies Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks–91.20%
Airlines–4.92%
Spirit Airlines, Inc.(b)	621,810	$22,211,053

Application Software–2.93%
Nuance Communications, Inc.(b)	899,784	13,244,821

Cable & Satellite–3.88%
Liberty Broadband Corp.–Class A(b)	249,022	17,551,071

Commodity Chemicals–2.67%
Chemtrade Logistics Income Fund (Canada)	1,045,784	12,081,465

Communications Equipment–5.94%
CommScope Holding Co., Inc.(b)	701,631	26,816,337

Consumer Finance–6.73%
Encore Capital Group, Inc.(b)	681,989	30,416,709

Data Processing & Outsourced Services–11.21%
Alliance Data Systems Corp.	59,127	12,005,737
Global Payments Inc.	192,765	21,792,083
Sabre Corp.	817,556	16,874,356
		50,672,176

Diversified Support Services–3.69%
Performant Financial Corp.(b)(c)	5,527,196	16,692,132

Electrical Components & Equipment–4.87%
Regal-Beloit Corp.	308,905	21,994,036

Environmental & Facilities Services–1.11%
Team, Inc.(b)	296,491	5,025,522

Health Care Supplies–3.42%
Cooper Cos., Inc. (The)	67,612	15,463,541

IT Consulting & Other Services–4.96%
Booz Allen Hamilton Holding Corp.	565,823	22,423,566

Life Sciences Tools & Services–4.73%
Charles River Laboratories International, Inc.(b)	205,310	21,391,249

	Shares	Value
Oil & Gas Equipment & Services–2.67%
ION Geophysical Corp.(b)	419,538	$12,082,694

Oil & Gas Storage & Transportation–5.91%
GasLog Ltd. (Monaco)	1,585,397	26,713,939

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)(d)	69,374	0

Publishing–5.07%
John Wiley & Sons, Inc.–Class A	347,440	22,913,668

Real Estate Services–4.26%
Colliers International Group Inc. (Canada)	283,272	19,244,490

Specialty Chemicals–4.57%
Axalta Coating Systems Ltd.(b)	668,706	20,663,015

Systems Software–2.76%
TiVo Corp.	879,815	12,449,382

Trading Companies & Distributors–4.90%
SiteOne Landscape Supply, Inc.(b)	322,911	22,119,404
Total Common Stocks (Cost $309,761,032)		412,170,270

Money Market Funds–8.93%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(e)	14,122,170	14,122,170
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(e)	10,085,400	10,086,409
Invesco Treasury Portfolio–Institutional Class, 1.62%(e)	16,139,622	16,139,622
Total Money Market Funds (Cost $40,348,131)		40,348,201
TOTAL INVESTMENTS IN SECURITIES–100.13% (Cost $350,109,163)		452,518,471
OTHER ASSETS LESS LIABILITIES–(0.13)%		(579,953)
NET ASSETS–100.00%		$451,938,518

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2018 represented 3.69% of the Fund’s Net Assets. See Note 4.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Select Companies Fund

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Information Technology	27.8%
Industrials	19.5
Consumer Discretionary	8.9
Energy	8.6
Health Care	8.2
Materials	7.2
Financials	6.7
Real Estate	4.3
Money Market Funds Plus Other Assets Less Liabilities	8.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Select Companies Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $265,302,917)	$395,478,138
Investments in affiliates, at value (Cost $84,806,246)	57,040,333
Foreign currencies, at value (Cost $69,246)	69,214
Receivable for:
Fund shares sold	373,157
Dividends	126,611
Investment for trustee deferred compensation and retirement plans	157,870
Other assets	46,607
Total assets	453,291,930

Liabilities:
Payable for:
Fund shares reacquired	774,424
Accrued fees to affiliates	344,026
Accrued trustees’ and officers’ fees and benefits	1,888
Accrued other operating expenses	59,350
Trustee deferred compensation and retirement plans	173,724
Total liabilities	1,353,412
Net assets applicable to shares outstanding	$451,938,518

Net assets consist of:
Shares of beneficial interest	$364,338,231
Undistributed net investment income (loss)	(1,572,261)
Undistributed net realized gain (loss)	(13,237,566)
Net unrealized appreciation	102,410,114
$451,938,518

Net Assets:
Class A	$244,615,982
Class C	$71,386,077
Class R	$18,910,312
Class Y	$89,207,671
Class R5	$27,169,188
Class R6	$649,288

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,207,339
Class C	4,583,694
Class R	1,075,029
Class Y	4,689,718
Class R5	1,362,957
Class R6	32,539
Class A:
Net asset value per share	$18.52
Maximum offering price per share
(Net asset value of $18.52 ÷ 94.50%)	$19.60
Class C:
Net asset value and offering price per share	$15.57
Class R:
Net asset value and offering price per share	$17.59
Class Y:
Net asset value and offering price per share	$19.02
Class R5:
Net asset value and offering price per share	$19.93
Class R6:
Net asset value and offering price per share	$19.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Select Companies Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $76,508)	$2,060,031
Dividends from affiliates	220,635
Total investment income	2,280,666

Expenses:
Advisory fees	1,744,058
Administrative services fees	67,953
Custodian fees	11,624
Distribution fees:
Class A	316,087
Class B	2,712
Class C	415,799
Class R	53,390
Transfer agent fees — A, B, C, R and Y	413,071
Transfer agent fees — R5	14,520
Transfer agent fees — R6	29
Trustees’ and officers’ fees and benefits	14,026
Registration and filing fees	55,584
Reports to shareholders	30,265
Professional services fees	35,501
Other	9,698
Total expenses	3,184,317
Less: Fees waived and expense offset arrangement(s)	(22,310)
Net expenses	3,162,007
Net investment income (loss)	(881,341)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(12,931,045)
Foreign currencies	(11,605)
(12,942,650)
Change in net unrealized appreciation of:
Investment securities	35,717,389
Foreign currencies	13,863
35,731,252
Net realized and unrealized gain	22,788,602
Net increase in net assets resulting from operations	$21,907,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income (loss)	$(881,341)	$(2,622,151)
Net realized gain (loss)	(12,942,650)	67,386,302
Change in net unrealized appreciation	35,731,252	59,567,310
Net increase in net assets resulting from operations	21,907,261	124,331,461

Distributions to shareholders from net realized gains:
Class A	(32,431,701)	(11,477,261)
Class B	(169,180)	(93,782)
Class C	(13,319,235)	(4,283,225)
Class R	(3,056,204)	(1,126,806)
Class Y	(10,068,006)	(1,868,112)
Class R5	(3,307,865)	(1,176,563)
Class R6	(1,367)	—
Total distributions from net realized gains	(62,353,558)	(20,025,749)

Share transactions–net:
Class A	14,767,818	(109,707,186)
Class B	(1,130,324)	(1,432,978)
Class C	(14,975,999)	(22,745,157)
Class R	(1,876,096)	(12,166,848)
Class Y	15,151,068	(18,922,200)
Class R5	2,235,763	(12,357,659)
Class R6	664,053	10,034
Net increase (decrease) in net assets resulting from share transactions	14,836,283	(177,321,994)
Net increase (decrease) in net assets	(25,610,014)	(73,016,282)

Net assets:
Beginning of period	477,548,532	550,564,814
End of period (includes undistributed net investment income (loss) of $(1,572,261) and $(690,920), respectively)	$451,938,518	$477,548,532

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

Effective the open of business on October 17, 2016, the Fund re-opened public sales of its shares to all investors.

9                         Invesco Select Companies Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

10                         Invesco Select Companies Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

11                         Invesco Select Companies Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees of $18,544.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $12,070 in

12                         Invesco Select Companies Fund

front-end sales commissions from the sale of Class A shares and $33 and $198 from Class A, and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks	$412,170,270	$—	$0	$412,170,270
Money Market Funds	40,348,201	—	—	40,348,201
Total Investments	$452,518,471	$—	$0	$452,518,471

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the six months ended April 30, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/18	Dividend Income
ION Geographical Corp(a)	$7,320,183	$—	$(8,687,010)	$54,811,123	$(41,361,602)	$12,082,694	$—
Performant Financial Corp.	10,280,585	—	—	6,411,547	—	16,692,132	—
Total	$17,600,768	$—	$(8,687,010)	$61,222,670	(41,361,602)	$28,774,826	$—

(a)	As of April 30, 2017, this security is no longer considered as an affiliate of the fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,766.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

13                         Invesco Select Companies Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2017.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $7,819,691 and $64,942,086, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$154,271,187
Aggregate unrealized (depreciation) of investments	(52,059,433)
Net unrealized appreciation of investments	$102,211,754

Cost of investments for tax purposes is $350,306,717.

14                         Invesco Select Companies Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	748,041	$14,358,460	1,845,496	$34,443,840
Class B(b)	778	12,773	2,943	48,034
Class C	105,963	1,722,757	408,324	6,540,411
Class R	96,608	1,779,214	253,977	4,586,806
Class Y	1,485,767	29,515,845	4,260,684	80,495,148
Class R5	203,767	4,168,965	331,743	6,615,166
Class R6(c)	37,034	766,564	508	10,034

Issued as reinvestment of dividends:
Class A	1,728,873	31,603,805	633,827	11,434,236
Class B(b)	10,306	159,223	5,839	91,796
Class C	847,400	13,066,901	270,789	4,248,675
Class R	175,781	3,055,075	65,096	1,126,806
Class Y	498,347	9,348,985	99,489	1,831,586
Class R5	167,857	3,298,381	61,424	1,176,274

Automatic conversion of Class B shares to Class A shares:(d)
Class A	57,801	1,120,189	55,745	1,070,373
Class B	(68,385)	(1,120,189)	(64,158)	(1,070,373)

Reacquired:
Class A	(1,675,076)	(32,314,636)	(8,433,372)	(156,655,635)
Class B(b)	(10,939)	(182,131)	(30,697)	(502,435)
Class C	(1,813,133)	(29,765,657)	(2,032,569)	(33,534,243)
Class R	(368,207)	(6,710,385)	(992,218)	(17,880,460)
Class Y	(1,176,990)	(23,713,762)	(5,247,516)	(101,248,934)
Class R5	(255,146)	(5,231,583)	(1,010,295)	(20,149,099)
Class R6	(5,003)	(102,511)	—	—
Net increase (decrease) in share activity	791,444	$14,836,283	(9,514,941)	$(177,321,994)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Select Companies Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$20.30	$(0.03)	$0.92	$0.89	$—	$(2.67)	$(2.67)	$18.52	4.57%	$244,616	1.26	%(d)	1.27	%(d)	(0.30	)%(d)	2%
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	—	(0.64)	(0.64)	20.30	25.71	250,619	1.27		1.28		(0.39)		16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	—	(4.20)	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	—	(2.47)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Year ended 10/31/14	23.95	(0.06)	2.71	2.65	—	(1.13)	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Year ended 10/31/13	20.57	(0.12)	4.95	4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Class B
Six months ended 04/30/18(e)	17.57	(0.04)	1.51	1.47	—	(2.67)	(2.67)	16.37	9.28	—	2.01	(d)	2.02	(d)	(1.05	)(d)	2
Year ended 10/31/17	14.65	(0.19)	3.75	3.56	—	(0.64)	(0.64)	17.57	24.80	1,199	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.59	(0.18)	0.44	0.26	—	(4.20)	(4.20)	14.65	4.36	2,261	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.55	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.59	(11.44)	4,027	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.40	(0.23)	2.51	2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.32	(0.26)	4.65	4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Class C
Six months ended 04/30/18	17.54	(0.09)	0.79	0.70	—	(2.67)	(2.67)	15.57	4.15	71,386	2.01	(d)	2.02	(d)	(1.05	)(d)	2
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	—	(0.64)	(0.64)	17.54	24.77	95,457	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	—	(4.20)	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.37	(0.23)	2.52	2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.30	(0.26)	4.64	4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Class R
Six months ended 04/30/18	19.43	(0.05)	0.88	0.83	—	(2.67)	(2.67)	17.59	4.45	18,910	1.51	(d)	1.52	(d)	(0.55	)(d)	2
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	—	(0.64)	(0.64)	19.43	25.45	22,747	1.52		1.53		(0.64)		16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	—	(4.20)	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	—	(2.47)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Year ended 10/31/14	23.48	(0.12)	2.65	2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Year ended 10/31/13	20.19	(0.17)	4.86	4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Class Y
Six months ended 04/30/18	20.75	(0.00)	0.94	0.94	—	(2.67)	(2.67)	19.02	4.72	89,208	1.01	(d)	1.02	(d)	(0.05	)(d)	2
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	—	(0.64)	(0.64)	20.75	26.00	80,572	1.02		1.03		(0.14)		16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	—	(4.20)	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	—	(2.47)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Year ended 10/31/14	24.11	(0.01)	2.74	2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Year ended 10/31/13	20.69	(0.06)	4.98	4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Class R5
Six months ended 04/30/18	21.62	0.00	0.98	0.98	—	(2.67)	(2.67)	19.93	4.72	27,169	0.92	(d)	0.93	(d)	0.04	(d)	2
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	—	(0.64)	(0.64)	21.62	26.15	26,943	0.92		0.93		(0.04)		16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	—	(4.20)	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	—	(2.47)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Year ended 10/31/14	24.69	0.01	2.81	2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Year ended 10/31/13	21.16	(0.05)	5.10	5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Class R6
Six months ended 04/30/18	21.63	0.00	0.99	0.99	—	(2.67)	(2.67)	19.95	4.76	649	0.84	(d)	0.85	(d)	0.12	(d)	2
Year ended 10/31/17(f)	20.05	0.01	1.57	1.58	—	—	—	21.63	7.88	11	0.84	(g)	0.85	(g)	0.04	(g)	16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $254,963, $1,139, $83,849, $21,533, $86,127, $29,287 and $340 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

16                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,045.70	$6.39	$1,018.55	$6.31	1.26%
C	1,000.00	1,041.50	10.17	1,014.83	10.04	2.01
R	1,000.00	1,044.50	7.65	1,017.31	7.55	1.51
Y	1,000.00	1,047.20	5.13	1,019.79	5.06	1.01
R5	1,000.00	1,047.70	4.67	1,020.23	4.61	0.92
R6	1,000.00	1,047.60	4.26	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                         Invesco Select Companies Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                     Invesco Distributors, Inc.                                                                                       SCO-SAR-1            06112018      1152

Semiannual Report to Shareholders	April 30, 2018

Invesco U.S. Managed Volatility Fund
Nasdaq:
R6: USMVX

2	Fund Performance
3	Letters to Shareholders
4	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/18/17 (inception date) to 4/30/18
Class R6 Shares	-1.70%
S&P 500 Index▼ (Broad Market Index)	-0.94
Invesco US Large Cap Index∎ (Style-Specific Index)	-0.81
Lipper S&P 500 Fund Index◆ (Peer Group Index)	-1.11
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

     The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance US large-cap equities.

     The Lipper S&P 500 Fund Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.

     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group index, if applicable, reflects fund expenses; performance of a market index does not.

Cumulative Total Returns
As of 4/30/18

Class R6 Shares
Inception (12/18/17)	-1.70%

Cumulative Total Returns
As of 3/31/18, the most recent calendar quarter end

Class R6 Shares
Inception (12/18/17)	-1.60%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 0.15%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 3.80%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the distributor in effect through at least December 31, 2019. See current prospectus for more information.

2                      Invesco U.S. Managed Volatility Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

3                      Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

April 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.76%
Advertising–0.08%
Omnicom Group Inc.	61	$4,493

Aerospace & Defense–2.94%
Arconic Inc.	127	2,262
Boeing Co. (The)	155	51,702
General Dynamics Corp.	79	15,904
L3 Technologies, Inc.	21	4,113
Lockheed Martin Corp.	76	24,384
Northrop Grumman Corp.	46	14,814
Raytheon Co.	77	15,780
Rockwell Collins, Inc.	44	5,832
TransDigm Group, Inc.	13	4,167
United Technologies Corp.	214	25,712
		164,670

Agricultural & Farm Machinery–0.21%
Deere & Co.	88	11,909

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	146	6,625
Bunge Ltd.	37	2,673
		9,298

Air Freight & Logistics–0.78%
C.H. Robinson Worldwide, Inc.	37	3,405
Expeditors International of Washington, Inc.	47	3,002
FedEx Corp.	66	16,315
United Parcel Service, Inc.–Class B	184	20,884
		43,606

Airlines–0.13%
American Airlines Group Inc.	32	1,374
Delta Air Lines, Inc.	47	2,454
Southwest Airlines Co.	39	2,061
United Continental Holdings Inc.(b)	19	1,283
		7,172

Alternative Carriers–0.09%
CenturyLink Inc.	286	5,314

Apparel Retail–0.47%
Gap, Inc. (The)	60	1,755
L Brands, Inc.	63	2,199
Ross Stores, Inc.	99	8,004
TJX Cos., Inc. (The)	168	14,255
		26,213

Apparel, Accessories & Luxury Goods–0.23%
Tapestry, Inc.	76	4,087
VF Corp.	106	8,572
		12,659

	Shares	Value
Application Software–1.35%
Adobe Systems Inc.(b)	131	$29,030
Autodesk, Inc.(b)	59	7,428
Citrix Systems, Inc.(b)	33	3,396
Intuit Inc.	65	12,011
salesforce.com, inc.(b)	183	22,141
Snap Inc.–Class A(b)	112	1,605
		75,611

Asset Management & Custody Banks–1.22%
Ameriprise Financial, Inc.	39	5,468
Bank of New York Mellon Corp. (The)	266	14,500
BlackRock, Inc.	42	21,903
Franklin Resources, Inc.	86	2,893
Northern Trust Corp.	60	6,405
State Street Corp.	98	9,778
T. Rowe Price Group Inc.	64	7,285
		68,232

Auto Parts & Equipment–0.05%
BorgWarner, Inc.	56	2,741

Automobile Manufacturers–0.63%
Ford Motor Co.	1,043	11,723
General Motors Co.	371	13,630
Tesla, Inc.(b)	34	9,993
		35,346

Automotive Retail–0.23%
AutoZone, Inc.(b)	7	4,372
CarMax, Inc.(b)	48	3,000
O’Reilly Automotive, Inc.(b)	22	5,633
		13,005

Biotechnology–2.87%
AbbVie Inc.	426	41,130
Alexion Pharmaceuticals, Inc.(b)	59	6,940
Amgen Inc.	178	31,058
Biogen Inc.(b)	57	15,595
BioMarin Pharmaceutical Inc.(b)	47	3,925
Celgene Corp.(b)	192	16,723
Gilead Sciences, Inc.	348	25,136
Incyte Corp.(b)	56	3,469
Regeneron Pharmaceuticals, Inc.(b)	21	6,377
Vertex Pharmaceuticals Inc.(b)	68	10,415
		160,768

Brewers–0.07%
Molson Coors Brewing Co.–Class B	52	3,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Broadcasting–0.12%
CBS Corp.–Class B	85	$4,182
Discovery, Inc.–Class A(b)	96	2,270
		6,452

Cable & Satellite–1.14%
Charter Communications, Inc.–Class A(b)	46	12,479
Comcast Corp.–Class A	1,224	38,421
DISH Network Corp.–Class A(b)	59	1,980
Liberty Broadband Corp.–Class C(b)	46	3,261
Liberty Media Corp-Liberty SiriusXM -Series C(b)	129	5,374
Sirius XM Holdings Inc.	365	2,311
		63,826

Casinos & Gaming–0.29%
Las Vegas Sands Corp.	106	7,773
MGM Resorts International	136	4,273
Wynn Resorts Ltd.	22	4,096
		16,142

Communications Equipment–1.22%
Cisco Systems, Inc.	1,286	56,957
Juniper Networks, Inc.	90	2,213
Motorola Solutions, Inc.	43	4,723
Palo Alto Networks, Inc.(b)	24	4,620
		68,513

Computer & Electronics Retail–0.09%
Best Buy Co., Inc.	68	5,204

Construction Machinery & Heavy Trucks–0.64%
Caterpillar Inc.	160	23,097
Cummins Inc.	43	6,874
PACCAR Inc.	92	5,858
		35,829

Construction Materials–0.13%
Martin Marietta Materials, Inc.	17	3,311
Vulcan Materials Co.	35	3,909
		7,220

Consumer Finance–0.91%
Ally Financial Inc.	114	2,975
American Express Co.	232	22,910
Capital One Financial Corp.	129	11,690
Discover Financial Services	94	6,697
Synchrony Financial	203	6,734
		51,006

Copper–0.11%
Freeport-McMoRan Inc.	388	5,902

Data Processing & Outsourced Services–3.18%
Alliance Data Systems Corp.	14	2,843
Automatic Data Processing, Inc.	118	13,933
Fidelity National Information Services, Inc.	88	8,357

	Shares	Value
Data Processing & Outsourced Services–(continued)
Fiserv, Inc.(b)	110	$7,795
FleetCor Technologies Inc.(b)	24	4,975
Mastercard Inc.–Class A	276	49,203
Paychex, Inc.	86	5,209
PayPal Holdings, Inc.(b)	305	22,756
Visa Inc.–Class A	479	60,775
Western Union Co. (The)	123	2,429
		178,275

Distillers & Vintners–0.26%
Brown-Forman Corp.–Class B	78	4,371
Constellation Brands, Inc.–Class A	44	10,258
		14,629

Distributors–0.06%
Genuine Parts Co.	39	3,444

Diversified Banks–5.55%
Bank of America Corp.	2,522	75,458
Citigroup Inc.	687	46,902
JPMorgan Chase & Co.	912	99,207
U.S. Bancorp	440	22,198
Wells Fargo & Co.	1,294	67,236
		311,001

Diversified Chemicals–0.70%
DowDuPont Inc.	625	39,525

Drug Retail–0.60%
CVS Health Corp.	271	18,924
Walgreens Boots Alliance, Inc.	222	14,752
		33,676

Electric Utilities–1.88%
American Electric Power Co., Inc.	132	9,237
Avangrid, Inc.	15	791
Duke Energy Corp.	187	14,990
Edison International	87	5,700
Entergy Corp.	48	3,916
Eversource Energy	84	5,061
Exelon Corp.	260	10,317
FirstEnergy Corp.	120	4,128
NextEra Energy, Inc.	126	20,653
PG&E Corp.	138	6,362
PPL Corp.	187	5,442
Southern Co. (The)	269	12,406
Xcel Energy, Inc.	136	6,370
		105,373

Electrical Components & Equipment–0.30%
Emerson Electric Co.	167	11,091
Rockwell Automation, Inc.	34	5,594
		16,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Electronic Components–0.23%
Amphenol Corp.–Class A	81	$6,780
Corning Inc.	233	6,296
		13,076

Environmental & Facilities Services–0.27%
Republic Services, Inc.	88	5,692
Waste Management, Inc.	115	9,348
		15,040

Fertilizers & Agricultural Chemicals–0.31%
Monsanto Co.	118	14,794
Mosaic Co. (The)	94	2,533
		17,327

Financial Exchanges & Data–0.89%
CME Group Inc.–Class A	91	14,349
Intercontinental Exchange, Inc.	153	11,086
Moody’s Corp.	51	8,272
S&P Global Inc.	68	12,825
Thomson Reuters Corp. (The) (Canada)	78	3,137
		49,669

Food Distributors–0.16%
Sysco Corp.	140	8,756

Food Retail–0.10%
Kroger Co. (The)	232	5,844

Footwear–0.41%
NIKE, Inc.–Class B	336	22,979

General Merchandise Stores–0.42%
Dollar General Corp.	72	6,950
Dollar Tree, Inc.(b)	62	5,945
Target Corp.	145	10,527
		23,422

Gold–0.10%
Newmont Mining Corp.	143	5,618

Health Care Distributors–0.38%
AmerisourceBergen Corp.	44	3,985
Cardinal Health, Inc.	84	5,390
Henry Schein, Inc.(b)	41	3,116
McKesson Corp.	55	8,592
		21,083

Health Care Equipment–2.27%
Abbott Laboratories	462	26,856
Baxter International Inc.	144	10,008
Becton, Dickinson and Co.	71	16,463
Boston Scientific Corp.(b)	367	10,540
Danaher Corp.	165	16,553
Edwards Lifesciences Corp.(b)	55	7,005
IDEXX Laboratories, Inc.(b)	23	4,473
Intuitive Surgical, Inc.(b)	30	13,223
Stryker Corp.	95	16,095

	Shares	Value
Health Care Equipment–(continued)
Zimmer Biomet Holdings, Inc.	54	$6,219
		127,435

Health Care Facilities–0.12%
HCA Healthcare, Inc.	73	6,989

Health Care REITs–0.23%
HCP, Inc.	126	2,943
Ventas, Inc.	95	4,885
Welltower Inc.	99	5,291
		13,119

Health Care Services–0.40%
DaVita Inc.(b)	46	2,889
Express Scripts Holding Co.(b)	151	11,431
Laboratory Corp. of America Holdings(b)	27	4,610
Quest Diagnostics Inc.	36	3,643
		22,573

Health Care Supplies–0.05%
DENTSPLY SIRONA Inc.	61	3,071

Health Care Technology–0.09%
Cerner Corp.(b)	85	4,951

Home Entertainment Software–0.39%
Activision Blizzard, Inc.	191	12,673
Electronic Arts Inc.(b)	80	9,438
		22,111

Home Furnishings–0.06%
Mohawk Industries, Inc.(b)	17	3,568

Home Improvement Retail–1.35%
Home Depot, Inc. (The)	312	57,658
Lowe’s Cos., Inc.	221	18,217
		75,875

Hotel & Resort REITs–0.07%
Host Hotels & Resorts Inc.	195	3,814

Hotels, Resorts & Cruise Lines–0.51%
Carnival Corp.	108	6,810
Hilton Worldwide Holdings Inc.	80	6,307
Marriott International Inc.–Class A	78	10,661
Royal Caribbean Cruises Ltd.	46	4,977
		28,755

Household Appliances–0.05%
Whirlpool Corp.	19	2,944

Household Products–1.43%
Church & Dwight Co., Inc.	65	3,003
Clorox Co. (The)	35	4,102
Colgate-Palmolive Co.	233	15,199
Kimberly-Clark Corp.	93	9,629
Procter & Gamble Co. (The)	666	48,178
		80,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Housewares & Specialties–0.06%
Newell Brands, Inc.	130	$3,592

Hypermarkets & Super Centers–1.01%
Costco Wholesale Corp.	117	23,068
Walmart Inc.	381	33,703
		56,771

Industrial Conglomerates–1.77%
3M Co.	159	30,908
General Electric Co.	2,312	32,530
Honeywell International Inc.	198	28,647
Roper Technologies, Inc.	27	7,133
		99,218

Industrial Gases–0.38%
Air Products and Chemicals, Inc.	59	9,575
Praxair, Inc.	77	11,744
		21,319

Industrial Machinery–0.61%
Dover Corp.	40	3,708
Fortive Corp.	82	5,765
Illinois Tool Works Inc.	91	12,924
Parker-Hannifin Corp.	35	5,762
Stanley Black & Decker Inc.	41	5,805
		33,964

Industrial REITs–0.16%
Prologis, Inc.	142	9,217

Insurance Brokers–0.20%
Marsh & McLennan Cos., Inc.	135	11,003

Integrated Oil & Gas–2.99%
Chevron Corp.	511	63,931
Exxon Mobil Corp.	1,130	87,858
Occidental Petroleum Corp.	204	15,761
		167,550

Integrated Telecommunication Services–1.93%
AT&T Inc.	1,643	53,726
Verizon Communications Inc.	1,104	54,483
		108,209

Internet & Direct Marketing Retail–4.30%
Amazon.com, Inc.(b)	109	170,708
Booking Holdings Inc.(b)	13	28,314
Expedia Group, Inc.	32	3,685
Netflix Inc.(b)	113	35,308
Qurate Retail Group, Inc.–Class A(b)	140	3,277
		241,292

Internet Software & Services–5.15%
Akamai Technologies, Inc.(b)	44	3,153
Alphabet Inc.–Class A(b)	159	161,954
eBay Inc.(b)	247	9,356

	Shares	Value
Internet Software & Services–(continued)
Facebook, Inc.–Class A(b)	634	$109,048
Twitter, Inc.(b)	176	5,335
		288,846

Investment Banking & Brokerage–1.19%
Charles Schwab Corp. (The)	320	17,818
Goldman Sachs Group, Inc. (The)	94	22,403
Morgan Stanley	362	18,687
TD Ameritrade Holding Corp.	138	8,016
		66,924

IT Consulting & Other Services–1.00%
Cognizant Technology Solutions Corp.–Class A	156	12,764
DXC Technology Co.	76	7,833
International Business Machines Corp.	246	35,660
		56,257

Life & Health Insurance–0.77%
Aflac, Inc.	204	9,296
Lincoln National Corp.	58	4,097
MetLife, Inc.	277	13,205
Principal Financial Group, Inc.	77	4,560
Prudential Financial, Inc.	113	12,014
		43,172

Life Sciences Tools & Services–0.88%
Agilent Technologies, Inc.	86	5,654
Illumina, Inc.(b)	39	9,396
IQVIA Holdings Inc.(b)	44	4,213
Mettler-Toledo International Inc.(b)	7	3,920
Thermo Fisher Scientific, Inc.	107	22,508
Waters Corp.(b)	20	3,768
		49,459

Managed Health Care–2.03%
Aetna Inc.	87	15,577
Anthem, Inc.	68	16,047
Cigna Corp.	64	10,997
Humana Inc.	35	10,296
UnitedHealth Group Inc.	257	60,755
		113,672

Metal & Glass Containers–0.07%
Ball Corp.	93	3,728

Mortgage REITs–0.06%
Annaly Capital Management, Inc.	311	3,225

Motorcycle Manufacturers–0.03%
Harley-Davidson, Inc.	45	1,851

Movies & Entertainment–1.44%
Time Warner Inc.	209	19,813
Twenty-First Century Fox, Inc.–Class A	485	17,732
Viacom Inc.–Class B	98	2,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)	400	$40,132
		80,633

Multi-Line Insurance–0.40%
American International Group, Inc.	241	13,496
Hartford Financial Services Group, Inc. (The)	95	5,115
Loews Corp.	71	3,724
		22,335

Multi-Sector Holdings–1.23%
Berkshire Hathaway Inc.–Class B(b)	357	69,162

Multi-Utilities–0.88%
Ameren Corp.	65	3,810
Consolidated Edison, Inc.	83	6,651
Dominion Energy, Inc.	174	11,582
DTE Energy Co.	48	5,059
NiSource Inc.	90	2,195
Public Service Enterprise Group Inc.	135	7,040
Sempra Energy	69	7,714
WEC Energy Group, Inc.	84	5,400
		49,451

Office REITs–0.14%
Boston Properties, Inc.	41	4,978
Vornado Realty Trust	46	3,129
		8,107

Oil & Gas Equipment & Services–0.82%
Baker Hughes, a GE Co.	114	4,116
Halliburton Co.	233	12,347
National Oilwell Varco Inc.	102	3,944
Schlumberger Ltd.	369	25,299
		45,706

Oil & Gas Exploration & Production–1.65%
Anadarko Petroleum Corp.	138	9,290
Apache Corp.	102	4,177
Cabot Oil & Gas Corp.	122	2,917
Concho Resources Inc.(b)	39	6,131
ConocoPhillips	309	20,240
Continental Resources, Inc.(b)	23	1,519
Devon Energy Corp.	137	4,977
EOG Resources, Inc.	154	18,198
EQT Corp.	68	3,413
Hess Corp.	75	4,274
Marathon Oil Corp.	228	4,161
Noble Energy, Inc.	131	4,432
Pioneer Natural Resources Co.	45	9,070
		92,799

Oil & Gas Refining & Marketing–0.64%
Marathon Petroleum Corp.	126	9,438
Phillips 66	122	13,580

	Shares	Value
Oil & Gas Refining & Marketing–(continued)
Valero Energy Corp.	116	$12,868
		35,886

Oil & Gas Storage & Transportation–0.42%
Cheniere Energy, Inc.(b)	62	3,606
Kinder Morgan, Inc.	500	7,910
ONEOK, Inc.	108	6,504
Williams Cos., Inc. (The)	218	5,609
		23,629

Packaged Foods & Meats–1.17%
Campbell Soup Co.	53	2,161
Conagra Brands, Inc.	105	3,892
General Mills, Inc.	153	6,692
Hershey Co. (The)	40	3,678
Hormel Foods Corp.	142	5,148
JM Smucker Co. (The)	30	3,422
Kellogg Co.	92	5,419
Kraft Heinz Co. (The)	248	13,982
Mondelez International, Inc.–Class A	395	15,603
Tyson Foods, Inc.–Class A	79	5,538
		65,535

Paper Packaging–0.10%
International Paper Co.	110	5,672

Personal Products–0.20%
Coty Inc.–Class A(b)	120	2,082
Estee Lauder Cos. Inc. (The)–Class A	60	8,885
		10,967

Pharmaceuticals–4.44%
Bristol-Myers Squibb Co.	435	22,677
Eli Lilly and Co.	292	23,672
Johnson & Johnson	718	90,820
Merck & Co., Inc.	722	42,504
Pfizer Inc.	1,592	58,283
Zoetis Inc.	130	10,852
		248,808

Property & Casualty Insurance–0.58%
Allstate Corp. (The)	94	9,195
Markel Corp.(b)	4	4,520
Progressive Corp. (The)	155	9,345
Travelers Cos., Inc. (The)	72	9,475
		32,535

Railroads–0.99%
CSX Corp.	235	13,957
Kansas City Southern	27	2,879
Norfolk Southern Corp.	75	10,760
Union Pacific Corp.	210	28,062
		55,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Regional Banks–1.27%
BB&T Corp.	205	$10,824
Citizens Financial Group, Inc.	131	5,435
Fifth Third Bancorp	183	6,070
First Republic Bank	42	3,901
KeyCorp	283	5,637
M&T Bank Corp.	39	7,109
PNC Financial Services Group, Inc. (The)	125	18,201
Regions Financial Corp.	293	5,479
SunTrust Banks, Inc.	124	8,283
		70,939

Research & Consulting Services–0.20%
Equifax Inc.	32	3,586
Nielsen Holdings PLC	96	3,019
Verisk Analytics, Inc.–Class A(b)	44	4,684
		11,289

Residential REITs–0.29%
AvalonBay Communities, Inc.	37	6,031
Equity Residential	97	5,986
Essex Property Trust, Inc.	18	4,314
		16,331

Restaurants–1.27%
Chipotle Mexican Grill, Inc.(b)	7	2,963
McDonald’s Corp.	213	35,665
Starbucks Corp.	361	20,783
Yum China Holdings, Inc. (China)	95	4,062
Yum! Brands, Inc.	89	7,752
		71,225

Retail REITs–0.36%
GGP Inc.	171	3,418
Realty Income Corp.	76	3,839
Simon Property Group, Inc.	83	12,976
		20,233

Semiconductor Equipment–0.47%
Applied Materials, Inc.	276	13,709
KLA-Tencor Corp.	42	4,273
Lam Research Corp.	44	8,143
		26,125

Semiconductors–3.29%
Analog Devices, Inc.	100	8,735
Intel Corp.	1,252	64,628
Maxim Integrated Products, Inc.	75	4,088
Microchip Technology Inc.	61	5,103
Micron Technology, Inc.(b)	297	13,656
NVIDIA Corp.	147	33,060
QUALCOMM Inc.	397	20,251
Skyworks Solutions, Inc.	48	4,164
Texas Instruments Inc.	262	26,575
Xilinx, Inc.	69	4,433
		184,693

	Shares	Value
Soft Drinks–1.77%
Coca-Cola Co. (The)	1,133	$48,957
Dr Pepper Snapple Group, Inc.	48	5,758
Monster Beverage Corp.(b)	111	6,105
PepsiCo, Inc.	379	38,256
		99,076

Specialized REITs–1.12%
American Tower Corp.–Class A	121	16,499
Crown Castle International Corp.	111	11,197
Digital Realty Trust, Inc.	55	5,813
Equinix, Inc.	21	8,837
Public Storage	40	8,071
SBA Communications Corp.–Class A(b)	31	4,967
Weyerhaeuser Co.	201	7,393
		62,777

Specialty Chemicals–0.49%
Ecolab Inc.	77	11,147
PPG Industries, Inc.	68	7,200
Sherwin-Williams Co. (The)	25	9,192
		27,539

Specialty Stores–0.07%
Ulta Beauty, Inc.(b)	15	3,764

Steel–0.09%
Nucor Corp.	85	5,238

Systems Software–4.54%
CA, Inc.	84	2,923
Dell Technologies Inc.–Class V(b)	52	3,732
Microsoft Corp.	2,026	189,472
Oracle Corp.	797	36,399
Red Hat, Inc.(b)	47	7,664
ServiceNow, Inc.(b)	46	7,642
Symantec Corp.	165	4,585
VMware, Inc.–Class A(b)	18	2,399
		254,816

Technology Hardware, Storage & Peripherals–4.44%
Apple Inc.	1,341	221,614
Hewlett Packard Enterprise Co.	421	7,178
HP Inc.	432	9,284
NetApp, Inc.	71	4,727
Western Digital Corp.	78	6,145
		248,948

Tobacco–1.11%
Altria Group, Inc.	508	28,504
Philip Morris International Inc.	414	33,948
		62,452

Trading Companies & Distributors–0.14%
Fastenal Co.	77	3,849
W.W. Grainger, Inc.	14	3,939
		7,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Water Utilities–0.07%
American Water Works Co., Inc.	48	$4,156

Wireless Telecommunication Services–0.09%
T-Mobile US, Inc.(b)	87	5,264
Total Common Stocks & Other Equity Interests (Cost $5,688,807)		5,594,379

	Shares	Value
Money Market Funds–0.15%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(c)	2,861	$2,861
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(c)	2,043	2,044
Invesco Treasury Portfolio–Institutional Class, 1.62%(c)	3,269	3,269
Total Money Market Funds (Cost $8,173)		8,174
TOTAL INVESTMENTS IN SECURITIES–99.91% (Cost $5,696,980)		5,602,553
OTHER ASSETS LESS LIABILITIES–0.09%		5,044
NET ASSETS–100.00%		$5,607,597

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Information Technology	25.3%
Financials	14.3
Health Care	13.5
Consumer Discretionary	13.4
Industrials	9.0
Consumer Staples	8.0
Energy	6.5
Utilities	2.8
Materials	2.5
Real Estate	2.4
Telecommunication Services	2.1
Money Market Funds Plus Other Assets Less Liabilities	0.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $5,688,807)	$5,594,379
Investments in affiliated money market funds, at value (Cost $8,173)	8,174
Receivable for:
Dividends	4,841
Fund expenses absorbed	37,761
Other assets	18,375
Total assets	5,663,530

Liabilities:
Payable for:
Accrued fees to affiliates	2,073
Accrued trustees’ and officers’ fees and benefits	1,466
Accrued other operating expenses	52,394
Total liabilities	55,933
Net assets applicable to shares outstanding	$5,607,597

Net assets consist of:
Shares of beneficial interest	$5,709,705
Undistributed net investment income	33,954
Undistributed net realized gain (loss)	(41,635)
Net unrealized appreciation (depreciation)	(94,427)
$5,607,597

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	570,419
Class R6:
Net asset value and offering price per share	$9.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Managed Volatility Fund

Statement of Operations

For the period December 18, 2017 (commencement date) through April 30, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $4)	$36,235
Dividends from affiliated money market funds	756
Total investment income	36,991

Expenses:
Advisory fees	2,073
Administrative services fees	18,356
Custodian fees	10,798
Transfer agent fees	2,073
Trustees’ and officers’ fees and benefits	7,351
Registration and filing fees	11,687
Reports to shareholders	9,520
Professional services fees	40,227
Other	6,600
Total expenses	108,685
Less: Fees waived and expenses reimbursed	(105,648)
Net expenses	3,037
Net investment income	33,954

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,891)
Futures contracts	(36,744)
(41,635)
Change in net unrealized appreciation (depreciation) of investment securities	(94,427)
Net realized and unrealized gain (loss)	(136,062)
Net increase (decrease) in net assets resulting from operations	$(102,108)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the period December 18, 2017 (commencement date) through April 30, 2018

(Unaudited)

December 18, 2017 (commencement date) through April 30, 2018
Operations:
Net investment income	$33,954
Net realized gain (loss)	(41,635)
Change in net unrealized appreciation (depreciation)	(94,427)
Net increase (decrease) in net assets resulting from operations	(102,108)
Share transactions–net	5,709,705
Net increase in net assets	5,607,597

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $33,954)	$5,607,597

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Fund”). The Fund is organized as a Delaware statutory Fund and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved

13                         Invesco U.S. Managed Volatility Fund

by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and

14                         Invesco U.S. Managed Volatility Fund

assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 18, 2017 (commencement date) through April 30, 2018, the Adviser waived advisory fees of $103,575 and reimbursed class level expenses of $2,073 of Class R6 shares.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 18, 2017 (commencement date) through April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Fund’s Board of Trustees. For the period December 18, 2017 (commencement date) through April 30, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco U.S. Managed Volatility Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the period December 18, 2017 (commencement date) through April 30, 2018, there were no material transfers between valuation levels.

NOTE 4—Derivative Investments

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(36,744)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	—
Total	$(36,744)

The table below summarizes the two month average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$6,996,940

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Fund Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss

16                         Invesco U.S. Managed Volatility Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 18, 2017 (commencement date) through April 30, 2018 was $5,898,286 and $204,054, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year-end reporting period.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$222,542
Aggregate unrealized (depreciation) of investments	(316,969)
Net unrealized appreciation (depreciation) of investments	$(94,427)

Cost of investments is the same for tax and financial reporting purposes.

NOTE 9—Share Information

	Summary of Share Activity
	December 18, 2017 (commencement date) through April 30, 2018(a)
	Shares	Amount
Sold	579,061	$5,800,298
Reacquired	(8,642)	(90,593)
Net increase in share activity	570,419	$5,709,705

(a)	88% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Period ended 04/30/18(d)	$10.00	$0.06	$(0.23)	$(0.17)	$9.83	(1.70)%	$5,608	0.15	%(e)	5.25	%(e)	1.63	%(e)	4%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 18, 2017.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,646 for Class R6 shares.

17                         Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business December 18, 2017 (commencement date) and held through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business December 18, 2017 through April 30, 2018 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2,3]
R6	$1,000.00	$983.00	$0.55	$1,024.05	$0.75	0.15%

[1]	The actual ending account value is based on the actual total return of the Fund for the period December 18, 2017 (commencement date) through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 134 (as of close of business December 18, 2017 (commencement date) through April 30, 2018)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

18                         Invesco U.S. Managed Volatility Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                      Invesco Distributors, Inc.                                                                              USMGV-SAR-1            06202018           1009

Semiannual Report to Shareholders	April 30, 2018

Invesco World Bond Fund
Nasdaq:
A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
23	Financial Highlights
24	Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/17 to 4/30/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.23%
Class C Shares	-0.15
Class Y Shares	0.35
Class R5 Shares	0.26
Class R6 Shares	0.35
Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	1.19
Lipper Global Income Funds Index∎ (Peer Group Index)	0.58
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment grade, fixed income markets.

    The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                      Invesco World Bond Fund

Average Annual Total Returns
As of 4/30/18, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.05%
10 Years	1.61
5 Years	0.21
1 Year	-0.65

Class C Shares
Inception (3/31/06)	2.63%
10 Years	1.28
5 Years	0.32
1 Year	1.95

Class Y Shares
10 Years	2.29%
5 Years	1.32
1 Year	3.99

Class R5 Shares
Inception (3/31/06)	3.66%
10 Years	2.29
5 Years	1.30
1 Year	3.89

Class R6 Shares
10 Years	2.19%
5 Years	1.34
1 Year	3.98

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 3/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.25%
10 Years	1.45
5 Years	0.94
1 Year	2.63

Class C Shares
Inception (3/31/06)	2.84%
10 Years	1.12
5 Years	1.07
1 Year	5.50

Class Y Shares
10 Years	2.12%
5 Years	2.08
1 Year	7.47

Class R5 Shares
Inception (3/31/06)	3.87%
10 Years	2.13
5 Years	2.06
1 Year	7.47

Class R6 Shares
10 Years	2.02%
5 Years	2.08
1 Year	7.46

of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 2.22%, 2.97%, 1.97%, 1.78%, and 1.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2019. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                      Invesco World Bond Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                      Invesco World Bond Fund

Schedule of Investments

April 30, 2018

(Unaudited)

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–46.24%(a)
Argentina–0.50%
Provincia de Buenos Aires, REGS, Unsec. Floating Rate Bonds, 27.00% (BADLAR + 3.75%), 04/12/2025(b)(c)	ARS	3,055,000	$150,417

Australia–2.33%
Australia Government Bond, REGS, Series 136, Sr. Unsec. Bonds, 4.75%, 04/21/2027(b)	AUD	800,000	698,003

Brazil–1.22%
Brazil Letras do Tesouro Nacional, Unsec. Bills, 0.00%, 01/01/2022(d)	BRL	1,740,000	366,695

Canada–1.77%
Canadian Government Bond, Sr. Unsec. Bonds, 2.00%, 06/01/2028	CAD	700,000	530,767

China–0.41%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	123,789

Dominican Republic–0.56%
Dominican Republic International Bond, Sr. Unsec. Notes, 8.90%, 02/15/2023(b)	DOP	8,000,000	167,234

Egypt–0.60%
Egypt Government International Bond, Sr. Unsec. Bonds, 5.63%, 04/16/2030(b)	EUR	151,000	180,526

France–1.85%
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(e)	GBP	200,000	306,444
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(e)	EUR	200,000	249,239
			555,683

Germany–0.65%
Volkswagen International Finance N.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88%(b)(e)	EUR	160,000	195,599

India–1.50%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(b)	INR	30,000,000	448,793

	Principal Amount		Value
Indonesia–3.85%
Indonesia Treasury Bond,
Series FR54, Sr. Unsec. Bonds,
9.50%, 07/15/2031	IDR	6,200,000,000	$525,494
Series FR72, Sr. Unsec. Bonds,
8.25%, 05/15/2036	IDR	4,300,000,000	331,934
Series FR75, Sr. Unsec. Bonds,
7.50%, 05/15/2038	IDR	4,100,000,000	295,572
			1,153,000

Italy–1.52%
Italy Buoni Poliennali del Tesoro, REGS, Sr. Unsec. Euro Bonds, 2.80%, 03/01/2067(b)	EUR	400,000	456,194

Ivory Coast–0.43%
Ivory Coast Government International Bond, Sr. Unsec. Bonds, 5.13%, 06/15/2025(b)	EUR	100,000	127,935

Japan–3.90%
Japan Government Forty Year Bond, Series 9, Sr. Unsec. Bonds, 0.40%, 03/20/2056	JPY	150,000,000	1,169,909

Mexico–4.66%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	17,500,000	946,544
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027(b)	EUR	400,000	451,257
			1,397,801

Netherlands–3.95%
Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(e)	EUR	500,000	633,444
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro Bonds, 5.50%(b)(e)	EUR	200,000	261,857
Rabobank Capital Funding Trust IV, REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.56%(b)(e)	GBP	200,000	288,607
			1,183,908

Peru–0.80%
Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(b)	PEN	737,000	238,389

Russia–1.00%
Russian Federal Bond — OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	17,000,000	298,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco  World Bond Fund

	Principal Amount		Value
Senegal–1.20%
Senegal Government International Bond, Sr. Unsec. Bonds, 4.75%, 03/13/2028(b)	EUR	300,000	$360,024

South Africa–2.08%
Republic of South Africa Government Bond, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	8,000,000	622,393

Switzerland–0.90%
UBS Group AG, REGS, Jr. Unsec. Sub. Euro Bonds, 5.75%(b)(e)	EUR	200,000	270,880

United Kingdom–4.16%
Coventry Building Society (The), REGS, Jr. Unsec. Sub. Euro Bonds, 6.38%(b)(e)	GBP	280,000	401,106
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	100,000	172,169
Nationwide Building Society, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88%(b)(e)	GBP	200,000	287,955
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	384,432
			1,245,662

United States–6.40%
Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022(b)	AUD	1,100,000	853,635
Goldman Sachs Group, Inc. (The), REGS, Sr. Unsec. Medium-Term DIP Notes, 5.00%, 08/08/2018(b)	AUD	600,000	454,764
MPT Operating Partnership, L.P./ MPT Finance Corp., Sr. Unsec. Gtd. Euro Bonds, 3.33%, 03/24/2025	EUR	100,000	124,045
Netflix, Inc., REGS, Sr. Unsec. Euro Notes, 3.63%, 05/15/2027(b)	EUR	200,000	240,656
Verizon Communications Inc., Sr. Unsec. Euro Notes, 2.88%, 01/15/2038	EUR	200,000	243,988
			1,917,088
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $13,409,193)			13,859,048

U.S. Dollar Denominated Bonds & Notes –24.98%
Bahrain–0.67%
CBB International Sukuk Co. 7 S.P.C., Sr. Unsec. Notes, 6.88%, 10/05/2025(b)		$200,000	200,174

Brazil–4.02%
Braskem Netherlands Finance B.V., Sr. Unsec. Gtd. Notes, 4.50%, 01/10/2028(b)		398,000	373,623
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029		424,000	403,012

	Principal Amount	Value
Brazil–(continued)
Vrio Finco 1, LLC/ Vrio Finco 2 Inc., Sr. Sec. Gtd. Notes, 6.88%, 04/04/2028(b)	$428,000	$427,465
		1,204,100

Cayman Islands–0.60%
SPARC EM SPC Panama Metro Line 2 S.P., Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022(b)(d)	200,000	179,000

Colombia–0.68%
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	200,000	204,500

Ireland–0.94%
AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	267,000	284,355

Lebanon–0.60%
Lebanon Government International Bond, REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	200,000	178,468

Mexico–3.15%
Mexico City Airport Trust, REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(b)	300,000	268,125
Petróleos Mexicanos,
Sr. Unsec. Gtd. Global Notes,
6.50%, 03/13/2027	233,000	240,980
Sr. Unsec. Gtd. Notes,
5.35%, 02/12/2028(b)	156,000	149,198
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(b)	89,000	92,783
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., Unsec. Sub. Notes, 8.88%(b)(e)	200,000	193,000
		944,086

Netherlands–1.03%
ING Groep N.V., Jr. Unsec. Sub. Global Notes, 6.50%(e)	300,000	309,540

Nigeria–1.36%
Nigeria Government International Bond, Sr. Unsec. Notes,
6.50%, 11/28/2027(b)	200,000	201,840
7.14%, 02/23/2030(b)	201,000	206,120
		407,960

Oman–1.31%
Oman Government International Bond, Sr. Unsec. Notes, 5.63%, 01/17/2028(b)	200,000	191,387
Oztel Holdings SPC Ltd., Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	206,000	201,237
		392,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco  World Bond Fund

	Principal Amount	Value
Pakistan–0.97%
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec. Notes, 5.63%, 12/05/2022(b)	$300,000	$290,237

Ukraine–0.82%
MHP Lux S.A., Sr. Unsec. Gtd. Notes, 6.95%, 04/03/2026(b)	250,000	244,438

United Arab Emirates–0.66%
Abu Dhabi National Energy Co. PJSC, Sr. Unsec. Notes, 4.88%, 04/23/2030(b)	200,000	198,626

United States–5.55%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	265,759
CVS Health Corp., Sr. Unsec. Global Notes, 4.78%, 03/25/2038	214,000	211,758
Energy Transfer Partners, L.P., Series B, Jr. Unsec. Sub. Global Notes, 6.63%(e)	281,000	266,269
Enterprise Products Operating LLC, Series E, Jr. Unsec. Sub. Gtd. Deb., 5.25%, 08/16/2077	215,000	207,795
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	200,000	163,000
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	355,000	345,681
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	197,000	203,637
		1,663,899

Zambia–2.62%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes,
6.88%, 03/01/2026(b)	300,000	285,750
7.50%, 04/01/2025(b)	300,000	297,765
Zambia Government International Bond, REGS, Sr. Unsec. Euro Notes, 8.97%, 07/30/2027(b)	200,000	201,450
		784,965
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,540,106)		7,486,972

	Principal Amount	Value
U.S. Treasury Securities–15.33%
U.S. Treasury Notes–12.40%
2.00%, 11/15/2026	$4,000,000	$3,715,703

U.S. Treasury Bonds–2.93%
3.00%, 02/15/2048	900,000	880,032
Total U.S. Treasury Securities (Cost $4,756,178)		4,595,735

	Shares
Preferred Stocks–1.51%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd. (Cost $454,493)	353	452,055

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.30%
United States–0.30%
Freddie Mac Multifamily Securitization, Series K038, Class X1, IO, Variable Rate Pass Through Ctfs., 1.33%, 03/25/2024 (Cost $93,220)(f)	$1,636,487	91,493

	Shares
Money Market Funds–1.41%
Invesco Government & Agency Portfolio–Institutional Class, 1.61%(g)	147,688	147,688
Invesco Liquid Assets Portfolio–Institutional Class, 1.85%(g)	105,369	105,380
Invesco Treasury Portfolio–Institutional Class, 1.62%(g)	168,786	168,786
Total Money Market Funds (Cost $421,839)		421,854

Options Purchased–0.21%
(Cost $65,208)(h)		62,246
TOTAL INVESTMENTS IN SECURITIES–89.98% (Cost $26,740,237)		26,969,403
OTHER ASSETS LESS LIABILITIES–10.02%		3,003,353
NET ASSETS–100.00%		$29,972,756

Investment Abbreviations:

ARS	– Argentine peso
AUD	– Australian Dollar
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
DIP	– Debtor-in-Possession
DOP	– Dominican Peso
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
IDR	– Indonesian Rupiah

INR	– Indian Rupee
IO	– Interest Only
JPY	– Japanese Yen
Jr.	– Junior
MXN	– Mexican Peso
PEN	– Peru Nuevo Sol
Pfd.	– Preferred
REGS	– Regulation S
RUB	– Russian Ruble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco  World Bond Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2018 was $12,905,204, which represented 43.06% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2018.
(d)	Zero coupon bond issued at a discount.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on April 30, 2018.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2018.
(h)	The table below details options purchased. See Note1M and 1N.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
JPY versus EUR	Call	Goldman Sachs International	06/27/2018	JPY	140.00	EUR	1,100,000	$368
USD versus MXN	Put	Citibank, N.A.	07/17/2018	MXN	18.50	USD	1,000,000	13,969
Subtotal Foreign Currency Options Purchased — Currency Risk								$14,337

Open Over-The-Counter Interest Rate Swaptions Purchased — Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
7 Year Interest Rate Swap	Put	Citibank, N.A.	2.86%	Pay	3 Month USD LIBOR	Quarterly	07/19/2025	$4,800,000	$47,909
Total Options Purchased (Cost $65,208)									$62,246

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
MXN versus USD	Call	Citibank, N.A.	07/17/2018	MXN	22.00	$(22,595)	USD	1,000,000	$(1,280)	$21,315

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
05/03/2018	Barclays Bank PLC	BRL	500,000	USD	143,633	$964
05/31/2018	Barclays Bank PLC	CHF	430,000	USD	460,306	25,216
05/31/2018	Barclays Bank PLC	EUR	250,000	USD	310,222	7,595
05/31/2018	Barclays Bank PLC	GBP	510,000	USD	711,34	8,244
05/31/2018	Barclays Bank PLC	JPY	70,000,000	USD	658,215	16,488
05/31/2018	Barclays Bank PLC	RUB	18,000,000	USD	290,839	6,104
05/31/2018	Barclays Bank PLC	TRY	1,000,000	USD	253,965	10,335
05/31/2018	Barclays Bank PLC	USD	339,364	MXN	6,500,000	6,554
05/31/2018	CIBC World Markets Corp.	CAD	350,000	USD	275,374	2,556
05/31/2018	Deutsche Bank Securities Inc.	AUD	400,000	USD	307,955	6,857
05/31/2018	Deutsche Bank Securities Inc.	CLP	370,000,000	USD	610,863	7,968
05/31/2018	Deutsche Bank Securities Inc.	HUF	166,000,000	USD	658,211	17,975
05/31/2018	Deutsche Bank Securities Inc.	IDR	10,000,000,000	USD	721,917	6,471
05/31/2018	Deutsche Bank Securities Inc.	JPY	200,000,000	USD	1,880,085	46,579
05/03/2018	Goldman Sachs International	BRL	1,270,000	USD	378,813	16,433
05/31/2018	Goldman Sachs International	CLP	150,000,000	USD	247,117	2,700
05/31/2018	Goldman Sachs International	EUR	400,000	USD	493,954	9,752
05/31/2018	Goldman Sachs International	MYR	1,000,000	USD	257,136	4,076
06/01/2018	Goldman Sachs International	PLN	1,100,000	USD	322,162	8,604
05/31/2018	Goldman Sachs International	RUB	20,000,000	USD	346,254	29,882
05/31/2018	Goldman Sachs International	SEK	4,000,000	USD	476,211	18,290
05/31/2018	Goldman Sachs International	USD	346,741	COP	1,000,000,000	9,943
05/31/2018	Goldman Sachs International	ZAR	7,900,000	USD	641,819	10,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco  World Bond Fund

Open Forward Foreign Currency Contracts—(continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
05/31/2018	JPMorgan Chase & Co.	AUD	2,170,000	USD	1,705,012	$71,554
05/31/2018	JPMorgan Chase & Co.	GBP	600,000	USD	843,743	16,508
05/03/2018	Merrill Lynch International	BRL	1,020,000	USD	297,570	8,115
06/04/2018	Merrill Lynch International	BRL	790,000	USD	227,230	963
05/31/2018	Merrill Lynch International	INR	30,000,000	USD	457,945	8,264
05/31/2018	Merrill Lynch International	THB	20,000,000	USD	635,122	1,385
05/31/2018	Merrill Lynch International	USD	400,695	COP	1,140,000,000	5,924
05/31/2018	Merrill Lynch International	ZAR	3,900,000	USD	324,755	13,303
05/31/2018	Morgan Stanley & Co. LLC	CLP	230,000,000	USD	381,489	6,717
05/31/2018	Morgan Stanley & Co. LLC	CZK	17,000,000	USD	824,242	20,792
05/31/2018	Morgan Stanley & Co. LLC	EUR	250,000	USD	305,978	3,352
06/01/2018	Morgan Stanley & Co. LLC	PLN	5,230,000	USD	1,533,525	42,703
05/31/2018	Morgan Stanley & Co. LLC	SEK	1,300,000	USD	158,427	9,603
Subtotal — Appreciation						489,698
05/31/2018	Barclays Bank PLC	MXN	36,000,000	USD	1,903,862	(11,996)
05/31/2018	Barclays Bank PLC	USD	143,864	BRL	500,000	(1,195)
05/31/2018	Barclays Bank PLC	USD	396,182	GBP	280,000	(10,139)
05/31/2018	Barclays Bank PLC	USD	1,008,014	CLP	600,000,000	(30,346)
05/31/2018	Barclays Bank PLC	USD	662,853	RUB	38,000,000	(61,746)
05/31/2018	CIBC World Markets Corp.	USD	279,035	CAD	350,000	(6,217)
05/31/2018	Citibank, N.A.	USD	373,821	KRW	400,000,000	(124)
05/31/2018	Deutsche Bank Securities Inc.	USD	829,106	CZK	17,000,000	(25,656)
05/31/2018	Deutsche Bank Securities Inc.	USD	408,616	EUR	330,000	(9,149)
05/31/2018	Deutsche Bank Securities Inc.	USD	5,468,360	JPY	584,611,320	(108,920)
06/01/2018	Deutsche Bank Securities Inc.	USD	633,487	PLN	2,130,000	(26,326)
05/31/2018	Goldman Sachs International	TRY	1,400,000	USD	340,909	(173)
05/03/2018	Goldman Sachs International	USD	364,827	BRL	1,270,000	(2,447)
05/31/2018	Goldman Sachs International	USD	332,613	CLP	200,000,000	(6,723)
05/31/2018	Goldman Sachs International	USD	1,882,635	EUR	1,519,959	(42,717)
05/31/2018	Goldman Sachs International	USD	663,782	HUF	166,000,000	(23,547)
05/31/2018	Goldman Sachs International	USD	254,712	MYR	1,000,000	(1,653)
06/01/2018	Goldman Sachs International	USD	1,238,651	PLN	4,200,000	(41,432)
05/31/2018	Goldman Sachs International	USD	480,863	SEK	4,000,000	(22,942)
05/31/2018	Goldman Sachs International	USD	344,460	TRY	1,400,000	(3,377)
05/31/2018	Goldman Sachs International	USD	325,370	ZAR	3,900,000	(13,917)
05/31/2018	JPMorgan Chase & Co.	USD	309,590	AUD	400,000	(8,492)
05/31/2018	JPMorgan Chase & Co.	USD	749,009	EUR	600,000	(22,706)
05/31/2018	JPMorgan Chase & Co.	USD	167,482	GBP	120,000	(2,035)
05/03/2018	Merrill Lynch International	USD	673,505	BRL	2,330,000	(8,666)
05/31/2018	Merrill Lynch International	USD	168,279	CLP	100,000,000	(5,335)
05/31/2018	Merrill Lynch International	USD	479,707	JPY	50,000,000	(21,331)
05/31/2018	Merrill Lynch International	USD	643,915	THB	20,000,000	(10,177)
05/31/2018	Merrill Lynch International	USD	256,405	TRY	1,000,000	(12,775)
05/31/2018	Morgan Stanley & Co. LLC	USD	662,543	JPY	70,000,000	(20,816)
05/31/2018	Morgan Stanley & Co. LLC	USD	319,321	MXN	6,000,000	(11)
06/01/2018	Morgan Stanley & Co. LLC	USD	287,190	PLN	1,000,000	(2,138)
05/31/2018	Morgan Stanley & Co. LLC	USD	160,733	RUB	10,000,000	(2,547)
05/31/2018	Morgan Stanley & Co. LLC	USD	159,462	SEK	1,300,000	(10,638)
05/31/2018	RBC Capital Markets Corp.	USD	205,846	CAD	260,000	(3,181)
Subtotal — Depreciation						(581,590)
Total Open Forward Foreign Currency Contracts — Currency Risk						$(91,892)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  World Bond Fund

Open Over-The-Counter Interest Rate Swap Agreements — Interest Rate Risk
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Citibank, N.A.	Pay	CFETS 7-Day CNY Fixing Repo Rates	Quarterly	3.91%	Quarterly	03/05/2023	CNY 3,800,000	$—	$8,222	$8,222

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
CZK	– Czech Koruna
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PLN	– Polish Zloty
RUB	– Russian Ruble
SEK	– Swedish Krona
THB	– Thai Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
ZAR	– South African Rand

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2018

Sovereign Debt	31.3%
U.S. Treasury Securities	15.4
Financials	14.8
Energy	7.7
Consumer Discretionary	3.9
Materials	3.2
Information Technology	2.9
Telecommunication Services	2.8
Utilities	2.6
Other Sectors, Each Less than 2%	4.0
Money Market Funds Plus Other Assets Less Liabilities	11.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  World Bond Fund

Statement of Assets and Liabilities

April 30, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $26,318,398)	$26,547,549
Investments in affiliated money market funds, at value (Cost $421,839)	421,854
Other investments:
Swaps receivable — OTC	3,664
Unrealized appreciation on forward foreign currency contracts outstanding	489,698
Unrealized appreciation on swap agreements — OTC	8,222
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	125,000
Cash	330,321
Foreign currencies, at value (Cost $2,436,763)	2,396,599
Receivable for:
Fund shares sold	55,661
Dividends and interest	353,345
Investment for trustee deferred compensation and retirement plans	40,719
Other assets	46,237
Total assets	30,818,869

Liabilities:
Other investments:
Options written, at value (premiums received $22,595)	1,280
Swaps payable — OTC	3,092
Unrealized depreciation on forward foreign currency contracts outstanding	581,590
Payable for:
Investments purchased	120,770
Fund shares reacquired	17,122
Accrued fees to affiliates	21,876
Accrued trustees’ and officers’ fees and benefits	1,500
Accrued other operating expenses	56,063
Trustee deferred compensation and retirement plans	42,820
Total liabilities	846,113
Net assets applicable to shares outstanding	$29,972,756

Net assets consist of:
Shares of beneficial interest	$30,744,289
Undistributed net investment income	142,634
Undistributed net realized gain (loss)	(1,041,477)
Net unrealized appreciation	127,310
$29,972,756

Net Assets:
Class A	$21,657,408
Class C	$4,292,678
Class Y	$3,958,599
Class R5	$834
Class R6	$63,237

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,098,909
Class C	416,699
Class Y	383,958
Class R5	81
Class R6	6,127
Class A:
Net asset value per share	$10.32
Maximum offering price per share
(Net asset value of $10.32 ÷ 95.75%)	$10.78
Class C:
Net asset value and offering price per share	$10.30
Class Y:
Net asset value and offering price per share	$10.31
Class R5:
Net asset value and offering price per share	$10.30
Class R6:
Net asset value and offering price per share	$10.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  World Bond Fund

Statement of Operations

For the six months ended April 30, 2018

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $5,775)	$629,851
Dividends	6,619
Dividends from affiliated money market funds	12,400
Total investment income	648,870

Expenses:
Advisory fees	102,248
Administrative services fees	24,794
Custodian fees	15,528
Distribution fees:
Class A	27,698
Class B	488
Class C	20,942
Transfer agent fees — A, B, C, Y	43,375
Transfer agent fees — R6	20
Trustees’ and officers’ fees and benefits	10,778
Registration and filing fees	42,148
Reports to shareholders	12,471
Professional services fees	34,148
Other	12,000
Total expenses	346,638
Less: Fees waived and expenses reimbursed	(190,011)
Net expenses	156,627
Net investment income	492,243

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	347,715
Foreign currencies	68,179
Forward foreign currency contracts	(147,693)
Futures contracts	48,100
Option contracts written	(5,597)
Swap agreements	(209,007)
101,697
Change in net unrealized appreciation (depreciation) of:
Investment securities	(736,395)
Foreign currencies	(20,965)
Forward foreign currency contracts	86,012
Futures contracts	41,251
Option contracts written	20,752
Swap agreements	98,256
(511,089)
Net realized and unrealized gain (loss)	(409,392)
Net increase in net assets resulting from operations	$82,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  World Bond Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2018 and the year ended October 31, 2017

(Unaudited)

	April 30, 2018	October 31, 2017
Operations:
Net investment income	$492,243	$1,120,225
Net realized gain (loss)	101,697	(1,845,787)
Change in net unrealized appreciation (depreciation)	(511,089)	1,159,852
Net increase in net assets resulting from operations	82,851	434,290

Distributions to shareholders from net investment income:
Class A	(287,830)	(87,346)
Class B	(942)	(1,299)
Class C	(38,562)	(15,969)
Class Y	(69,539)	(27,636)
Class R5	(12)	(3)
Class R6	(900)	(39)
Total distributions from net investment income	(397,785)	(132,292)

Return of capital:
Class A	—	(536,224)
Class B	—	(5,196)
Class C	—	(63,221)
Class Y	—	(188,272)
Class R5	—	(22)
Class R6	—	(272)
Total return of capital	—	(793,207)

Share transactions–net:
Class A	(251,286)	(6,443,931)
Class B	(222,690)	(243,332)
Class C	194,593	(935,714)
Class Y	(1,808,720)	(4,540,530)
Class R5	—	9
Class R6	53,101	—
Net increase (decrease) in net assets resulting from share transactions	(2,035,002)	(12,163,498)
Net increase (decrease) in net assets	(2,349,936)	(12,654,707)

Net assets:
Beginning of period	32,322,692	44,977,399
End of period (includes undistributed net investment income of $142,634 and $48,176, respectively)	$29,972,756	$32,322,692

Notes to Financial Statements

April 30, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco World Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6

13                         Invesco  World Bond Fund

shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is

14                         Invesco  World Bond Fund

recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

15                         Invesco  World Bond Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

16                         Invesco  World Bond Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund

17                         Invesco  World Bond Fund

accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the six months ended April 30, 2018, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B was 1.69% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $146,616 and reimbursed class level expenses of $30,609, $135, $5,786, $6,845 and $20 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

18                         Invesco  World Bond Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2018, IDI advised the Fund that IDI retained $1,604 in front-end sales commissions from the sale of Class A shares and $9 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended April 30, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$—	$13,859,048	$—	$13,859,048
U.S. Dollar Denominated Bonds & Notes	—	7,486,972	—	7,486,972
U.S. Treasury Securities	—	4,595,735	—	4,595,735
Preferred Stocks	452,055	—	—	452,055
U.S. Government Sponsored Agency Mortgaged-Backed Securities	—	91,493	—	91,493
Money Market Funds	421,854	—	—	421,854
Options Purchased	—	62,246	—	62,246
Total Investments in Securities	873,909	26,095,494	—	26,969,403
Other Investments — Assets*
Forward Foreign Currency Contracts	—	489,698	—	489,698
Swap Agreements	—	8,222	—	8,222
	—	497,920	—	497,920
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(581,590)	—	(581,590)
Options Written	—	(1,280)	—	(1,280)
	—	(582,870)	—	(582,870)
Total Other Investments	—	(84,950)	—	(84,950)
Total Investments	$873,909	$26,010,544	$—	$26,884,453

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

19                         Invesco  World Bond Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — OTC	$—	$8,222	$8,222
Options purchased, at value — OTC(a)	14,337	47,909	62,246
Unrealized appreciation on forward foreign currency contracts outstanding	489,698	—	489,698
Total Derivative Assets	504,035	56,131	560,166
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$504,035	$56,131	$560,166

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Options written, at value — OTC	$(1,280)	$–	$(1,280)
Unrealized depreciation on forward foreign currency contracts outstanding	(581,590)	—	(581,590)
Total Derivative Liabilities	(582,870)	—	(582,870)
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Liabilities subject to master netting agreements	$(582,870)	$—	$(582,870)

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2018.

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays PLC	$81,500	$—	$—	$81,500	$(115,422)	$—	$—	$(115,422)	$(33,922)	$—	$—	$(33,922)
CIBC World Markets Corp.	2,556	—	—	2,556	(6,217)	—	—	(6,217)	(3,661)	—	—	(3,661)
Citibank, N.A.	—	61,878	11,886	73,764	(124)	(1,280)	(3,092)	(4,496)	69,268	—	—	69,268
Deutsche Bank Securities Inc.	85,850	—	—	85,850	(170,051)	—	—	(170,051)	(84,201)	—	—	(84,201)
Goldman Sachs International	110,609	368	—	110,977	(158,928)	—	—	(158,928)	(47,951)	—	—	(47,951)
JPMorgan Chase & Co.	88,062	—	—	88,062	(33,233)	—	—	(33,233)	54,829	—	—	54,829
Merrill Lynch International	37,954	—	—	37,954	(58,284)	—	—	(58,284)	(20,330)	—	—	(20,330)
Morgan Stanley & Co. LLC	83,167	—	—	83,167	(36,150)	—	—	(36,150)	47,017	—	—	47,017
RBC Capital Markets Corp.	—	—	—	—	(3,181)	—	—	(3,181)	(3,181)	—	—	(3,181)
Total	$489,698	$62,246	$11,886	$563,830	$(581,590)	$(1,280)	$(3,092)	$(585,962)	$(22,132)	$—	$—	$(22,132)

20                         Invesco  World Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(147,693)	$—	$(147,693)
Futures contracts	—	—	48,100	48,100
Options purchased(a)	—	(17,421)	80,398	62,977
Options written	—	(5,597)	—	(5,597)
Swap agreements	(10,057)	—	(198,950)	(209,007)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	86,012	—	86,012
Futures contracts	—	—	41,251	41,251
Options purchased(a)	—	(4,921)	3,465	(1,456)
Options written	—	20,752	—	20,752
Swap agreements	90,034	—	8,222	98,256
Total	$79,977	$(68,868)	$(17,514)	$(6,405)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the three months average notional value of futures contracts and the six months average notional value of forward foreign currency contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$32,363,466	$4,492,400	$3,212,725	$53,302	$8,533,685

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

21                         Invesco  World Bond Fund

The Fund had a capital loss carryforward as of October 31, 2017 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$676,863	$467,779	$1,144,642

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2018 was $16,862,353 and $18,435,307, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $894,008 and $1,992,054, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,327,230
Aggregate unrealized (depreciation) of investments	(1,073,111)
Net unrealized appreciation of investments	$254,119

Cost of investments for tax purposes is $26,630,334.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2018(a)		Year ended October 31, 2017
	Shares	Amount	Shares	Amount
Sold:
Class A	239,221	$2,523,223	386,135	$3,976,564
Class B(b)	—	—	2,297	22,928
Class C	61,709	648,964	88,362	906,574
Class Y	93,286	981,827	611,943	6,211,858
Class R5	—	—	2,567	27,121
Class R6	5,037	52,492	—	—

Issued as reinvestment of dividends:
Class A	25,343	266,424	56,789	577,805
Class B(b)	88	924	600	6,090
Class C	3,272	34,350	6,981	70,996
Class Y	5,700	59,821	18,568	188,436
Class R6	71	748	—	—

Conversion of Class B shares to Class A shares:(c)
Class A	18,932	202,956	18,145	185,281
Class B	(18,980)	(202,956)	(18,156)	(185,281)

Reacquired:
Class A	(309,152)	(3,243,889)	(1,101,023)	(11,183,581)
Class B(b)	(1,970)	(20,658)	(8,550)	(87,069)
Class C	(46,675)	(488,721)	(188,446)	(1,913,284)
Class Y	(271,440)	(2,850,368)	(1,081,055)	(10,940,824)
Class R5	—	—	(2,567)	(27,112)
Class R6	(13)	(139)	—	—
Net increase (decrease) in share activity	(195,571)	$(2,035,002)	(1,207,410)	$(12,163,498)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22                         Invesco  World Bond Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/18	$10.43	$0.17	$(0.14)	$0.03	$(0.14)	$—	$—	$(0.14)	$10.32	0.23%	$21,657	0.93	%(d)	2.14	%(d)	3.19	%(d)	63%
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	—	(0.23)	(0.27)	10.43	2.63	22,150	0.95		2.21		3.22		245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	—	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Class B
Six months ended 04/30/18(e)	10.42	0.06	0.28	0.34	(0.05)	—	—	(0.05)	10.71	3.26	—	1.68	(d)	2.89	(d)	2.44	(d)	63
Year ended 10/31/17	10.43	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.42	1.80	217	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.16	0.56	0.72	(0.05)	—	(0.03)	(0.08)	10.43	7.35	466	1.85		2.59		1.61		246
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85		2.47		1.04		135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Class C
Six months ended 04/30/18	10.41	0.13	(0.14)	(0.01)	(0.10)	—	—	(0.10)	10.30	(0.15)	4,293	1.68	(d)	2.89	(d)	2.44	(d)	63
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.41	1.80	4,147	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	—	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Class Y
Six months ended 04/30/18	10.42	0.18	(0.14)	0.04	(0.15)	—	—	(0.15)	10.31	0.35	3,959	0.68	(d)	1.89	(d)	3.44	(d)	63
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	5,797	0.70		1.96		3.47		245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	—	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Class R5
Six months ended 04/30/18	10.42	0.18	(0.15)	0.03	(0.15)	—	—	(0.15)	10.30	0.26	1	0.68	(d)	1.68	(d)	3.44	(d)	63
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	1	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Class R6
Six months ended 04/30/18	10.43	0.18	(0.14)	0.04	(0.15)	—	—	(0.15)	10.32	0.35	63	0.68	(d)	1.68	(d)	3.44	(d)	63
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	—	(0.26)	(0.30)	10.43	2.91	11	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $22,342, $205, $4,223, $4,996, $1 and $61 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).

23                         Invesco  World Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2017 through April 30, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$1,002.30	$4.62	$1,020.18	$4.66	0.93%
C	1,000.00	998.50	8.32	1,016.46	8.40	1.68
Y	1,000.00	1,003.50	3.38	1,021.42	3.41	0.68
R5	1,000.00	1,002.60	3.38	1,021.42	3.41	0.68
R6	1,000.00	1,003.50	3.38	1,021.42	3.41	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2017 through April 30, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco  World Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. WBD-SAR-1 06142018 1011

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 18, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 18, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 9, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 9, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 9, 2018

EXHIBIT INDEX

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.